           [GRAPHICS OF CLOCK AND DOLLAR BILL APPEAR AS BACKGROUND]


-----------------------
Semi-Annual Report
May 31, 1998
-----------------------


Money Market Portfolio
Treasury Money Market Portfolio
Tax-Exempt Money Market Portfolio
Growth & Income Equity Portfolio
Small Cap Equity Portfolio
International Equity Portfolio
Equity Income Portfolio
Equity Index Portfolio
Growth Equity Portfolio
Balanced Portfolio
Government & Corporate Bond Portfolio
U.S. Government Securities Portfolio
Short-Intermediate Municipal Portfolio
Missouri Tax-Exempt Bond Portfolio
National Municipal Bond Portfolio
Intermediate Corporate Bond Portfolio
Bond Index Portfolio

                                                               [LOGO OF THE ARCH
                                                             FUNDS APPEARS HERE]

                                                                  The ARCH Funds

THE ARCH FUND, INC.

                           MESSAGE FROM YOUR CHAIRMAN

DEAR SHAREHOLDERS,

  We are pleased to present this report for The ARCH Fund, Inc. for the six months ended May 31, 1998. During the period, the assets of the ARCH family of mutual funds increased to more than $3.9 billion.

  The financial markets continued to deliver strong returns during the period. However, even in the most promising environment, it is important to remember that the financial markets carry risks as well as potential rewards. It's worth reminding ourselves of a basic investment principle: The rewards may come to investors who are patient and disciplined, and who take a long-term approach to investing--which may involve adding to your equity investments during periods when the stock market declines.

  If you are a customer of the ARCH Asset Adviser Program, you are aware that your investment adviser, Mississippi Valley Advisors Inc., rebalanced and reallocated six of its model portfolios during the recent period. The moderate tax-advantaged model portfolio increased its investment in the ARCH Growth & Income Equity Portfolio from 30% to 35% of its assets. It also reduced its investment in the ARCH Tax-Exempt Money Market Portfolio from 10% to 5%.

  The investment adviser also made changes in the conservative model portfolio, increasing its investment in the ARCH Growth & Income Equity Portfolio from 15% to 20%, and reducing its investment in the ARCH U.S. Government Securities Portfolio from 75% to 70%. We will continue to monitor the financial markets, allocating shareholder assets in the ARCH portfolios according to opportunities that arise.

  Regardless of how financial markets behave, we believe that investors should maintain broadly diversified portfolios. In that way, they may be less vulnerable to the temporary fluctuations of the financial markets, or to losses in any one sector of those markets. The ARCH family of mutual funds offers the tools to create a diversified, long-term portfolio to help you achieve your financial goals.

  You will find a discussion of each portfolio of The ARCH Fund, Inc. in the following pages. These discussions will help you understand your investments, their recent performances and their current prospects. If you would like more information about any of the portfolios, please call your investment representative or the ARCH Shareholder Servicing Center at 1-800-452-ARCH.

 THE ARCH FUNDS ARE NOT INSURED BY THE FDIC OR ANY OTHER GOVERNMENTAL AGENCY, ARE NOT DEPOSITS OR OBLIGATIONS OF, OR ENDORSED OR GUARANTEED BY, ANY BANK, THE DISTRIBUTOR OR ANY OF THEIR AFFILIATES, AND INVOLVE INVESTMENT RISKS, INCLUDING THE POSSIBLE LOSS OF THE PRINCIPAL AMOUNT INVESTED.

                     MESSAGE FROM YOUR INVESTMENT ADVISER,
                        MISSISSIPPI VALLEY ADVISORS INC.

  During the six-month period ended May 31, 1998, the U.S. economy was characterized by strong growth, declining interest rates, increased consumer spending and continued low levels of inflation. The stock and bond markets benefited from these positive economic conditions.

  Large-company shares continued to outperform shares of smaller firms, with the Standard & Poor's 500 Index of stock prices gaining 15.07% during the period. Although such gains are welcome, it means that large-company stocks are near record highs by all financial measurements. We believe it is likely that shares of mid-sized and small companies will eventually catch up. Foreign shares in several European markets such as Germany, Italy and Spain also performed well, due to lower interest rates and unemployment in the region.

  Bond prices fell early in the period, but rebounded and moved slightly higher due to signs that the Asian economic crisis may slow the U.S. economy. We believe that a more modest rate of economic growth in this country would keep inflation low, thereby staving off an increase in short-term interest rates by the Federal Reserve.

AN ECONOMY DRIVEN BY CONSUMERS AND TECHNOLOGY

  Investments by corporations in information technology such as computers and software have helped fuel economic and productivity growth in the United States. Spending on computers in real dollar terms has increased during the past four years. Such investments have contributed to higher worker productivity, lower inflation and strong real wage growth.

  In addition, technology stocks have been some of the best performers on Wall Street over the past several years. We believe that capital spending on technology will continue to be strong during 1998, helping to maintain a positive balance between economic growth and inflation.

  Strong consumer spending also boosted economic growth during the recent period. That spending reflected growth in real income and continued gains in the stock market, record-high levels of consumer confidence and a record-low unemployment rate.

LOOKING AHEAD

  We estimate that the economy will grow at a 3% annual rate in 1998. Despite a tight labor market, corporate earnings may likely grow at a rate of 4% to 8% this year, due to increasing worker productivity and other factors. We expect inflation to remain low.

  It is possible that the Asian economic crisis is reducing U.S. economic growth by around 1%, due to competition from cheap Asian exports. We feel that decline is unlikely to lead to a recession, however, and any signs of a serious economic slowdown would likely cause the Federal Reserve to cut short-term rates by the end of the year in order to spur economic growth.

  Despite these positive factors, it is worth noting that strong economic growth and historically low levels of unemployment could eventually lead to higher labor costs and higher inflation. Although we do not feel such a scenario is likely to unfold in the near future, we will watch carefully for signs of rising inflation.

  In addition, we are well into the fourth consecutive year of strong stock market performance. At such times, it is important to remind ourselves of the risks inherent in investing. Many of the largest companies' shares may be overvalued. At the same time, we are looking for opportunities in shares of small and mid-sized firms, which have underperformed large-cap stocks.

  Regardless of which stocks will be in favor in the months ahead, it is important for investors to build well-diversified portfolios with exposure to a mix of different financial assets, including stocks, bonds and cash. Such portfolios may be less likely to suffer significant losses when one or more sectors of the financial markets perform poorly.

                        THE ARCH MONEY MARKET PORTFOLIO+
  Q. WHAT IS THE OBJECTIVE OF THIS PORTFOLIO?

  A. The ARCH Money Market Portfolio seeks current income with liquidity and stability of principal. The net assets of the Portfolio on May 31, 1998 were approximately $1.2 billion.

  Q. WHAT WERE THE CONDITIONS IN THE MONEY MARKETS DURING THE SIX MONTHS ENDED MAY 31, 1998?

  A. The money markets were relatively flat. Signs of economic growth that could trigger a rate increase by the Federal Reserve were countered by conflicting evidence during the period. Therefore, short-term rates remained stable at around 5.5%.

  Q. HOW DID YOU MANAGE THE PORTFOLIO IN THAT ENVIRONMENT?

  A. We maintained the average maturity of the Portfolio at roughly 40 days during most of the period. However, we temporarily extended that average maturity to 58 days in April in order to pick up extra yield. Near the end of fiscal quarters, many issuers often clean up their balance sheets and offer securities with attractive yields. The average maturity of the Portfolio as of May 31, 1998 was 40 days.

  Q. WHAT TYPES OF SECURITIES CONSTITUTED THE LARGEST HOLDINGS OF THE PORTFOLIO DURING THE PERIOD?

  A. Commercial paper remained the largest holding of the Portfolio. The Portfolio also held floating rate notes, bank certificates of deposit and U.S. Government agency issues.*

  Q. HOW WILL YOU MANAGE THE PORTFOLIO GOING FORWARD?

  A. We expect that short-term rates will remain relatively stable, and that the Fed will not increase rates in the near future. We will target an average maturity for the Portfolio of around 45 days. We will lengthen that average maturity if rates increase, since we expect that any such increase will be temporary.
------
+ An investment in the Portfolio is neither insured nor guaranteed by the U. S.
  Government. Yields will fluctuate, and there can be no assurance that the Portfolio will be able to maintain a stable net asset value of $1.00 per share.
* Portfolio composition is subject to change.

                   THE ARCH TREASURY MONEY MARKET PORTFOLIO+
  Q. WHAT IS THE OBJECTIVE OF THE PORTFOLIO?

  A. The ARCH Treasury Money Market Portfolio seeks a high level of current income exempt from state income tax, consistent with liquidity and security of principal. The net assets of the Portfolio on May 31, 1998, were approximately $270 million.

  Q. WHAT WAS YOUR STRATEGY DURING THE SIX MONTHS ENDED MAY 31, 1998?

  A. We maintained the average maturity of the Portfolio at 45 to 55 days during most of the period. We extended the average maturity of the Portfolio at the end of April to 58 days because we had a large amount of cash to reinvest, and short-term securities were expensive.

  Q. HOW WAS THE PORTFOLIO DIVIDED BETWEEN VARIOUS TYPES OF TREASURY
SECURITIES?

  A. Treasury bills constituted 68% of the Portfolio's net assets as of May 31, 1998, with the remaining 32% in Treasury notes. Treasury bills mature every week and therefore trade in higher volumes. That makes them more attractive for the Portfolio.*

  Q. HOW WILL YOU MANAGE THE PORTFOLIO GOING FORWARD?

  A. We will continue to target the average maturity in the mid to upper 50-day range. The Portfolio must maintain an average maturity of less than 60 days to keep its AAA credit rating by Standard & Poor's. We also will maintain the laddered approach, including a series of different maturities, to accommodate cash flows in and out of the Portfolio.
------
+ An investment in the Portfolio is neither insured nor guaranteed by the U. S.
  Government. Yields will fluctuate, and there can be no assurance that the Portfolio will be able to maintain a stable net asset value of $1.00 per share.
* Portfolio composition is subject to change.

                THE ARCH TAX-EXEMPT MONEY MARKET PORTFOLIO+, ++

  Q. HOW DID THE TAX-EXEMPT MONEY MARKETS PERFORM DURING THE SIX MONTHS ENDED MAY 31, 1998?

  A. Yields remained relatively stable during the period, with some impact from seasonal fluctuations in supply. Taxable issues such as Treasury bills and other taxable money market securities remained attractive relative to tax-exempt issues in the money markets.

  Q. HOW DID YOU MANAGE THE PORTFOLIO IN THAT ENVIRONMENT?

  A. The Portfolio seeks as high a level of current income exempt from federal income tax as is consistent with liquidity and stability of principal. The Portfolio attempts to achieve this objective while maintaining strict credit quality standards. The average maturity of the Portfolio during the recent period was in the 45-day range.

  Q. HOW WILL YOU MANAGE THE PORTFOLIO IN MONTHS AHEAD?

  A. As long as the economy continues to grow slowly and steadily, we see no need for significant shifts in the strategy of the Portfolio. We will attempt to increase our positions in tax-exempt commercial paper and notes, as new issues become available. We also will look for ways to extend the average maturity of the Portfolio if tax-exempt note yields become more attractive relative to Treasury yields.*
------
+ An investment in the Portfolio is neither insured nor guaranteed by the U. S.
  Government. Yields will fluctuate, and there can be no assurance that the Portfolio will be able to maintain a stable net asset value of $1.00 per share.
++ The portfolio's income may be subject to certain state and local taxes and, depending on your tax status, the federal alternative minimum tax.
* Portfolio composition is subject to change.

                   THE ARCH GROWTH & INCOME EQUITY PORTFOLIO

  Q. WHAT WERE CONDITIONS IN THE STOCK MARKET DURING THE SIX-MONTH PERIOD ENDED MAY 31, 1998.

  A. Stocks continued to perform very well. That performance was due in part to continued low levels of inflation and moderate economic growth, which helped create good conditions for equities. Some investors were concerned that the developing economic crisis in Asia might crimp corporate profits in the United States, but that fear did not materialize. Asia's problems did have an impact on some leading technology companies. The slowdown in that region, however, may have helped the U.S. stock market by forestalling the possibility that the Federal Reserve would raise interest rates here.

  Growth stocks outpaced value stocks during the period, as investors seem to favor shares of companies with strong potential earnings growth. Large-company shares also continued to attract investors, and these posted higher gains than small-company shares. The Growth & Income Equity Portfolio has a value focus and tended to avoid shares of the largest companies; thus, the Portfolio did not keep pace with the S&P 500 Index.

  Q. HOW DID YOU MANAGE THE PORTFOLIO IN THAT ENVIRONMENT, AND WHAT TYPES OF STOCKS DID YOU EMPHASIZE?

  A. We take a stock-picker approach to investing in the market. Rather than attempting to predict which sectors or types of companies will perform well, we select individual securities that we believe offer especially good value.*

  That said, we sometimes find special opportunities and risks among individual issues that are grouped in certain sectors of the market. During the recent period, we avoided companies with problems resulting from the crises in Asia. In addition, we steered clear of deeply cyclical companies whose profits are directly tied to the fluctuations of the business cycle.

  We also took advantage of the relatively poor performance of many value stocks, which were overshadowed by growth-oriented issues. The discrepancy between growth and value shares allowed us to acquire some value shares at attractive prices.

  Q. WHAT INDUSTRIES OFFERED INDIVIDUAL STOCKS WITH GOOD VALUE?

  A. The Portfolio held a significant stake in health care stocks during most of the period, but reduced that investment as those stocks posted gains. We also reduced the Portfolio's exposure to bank stocks after those shares delivered strong returns. The Portfolio maintained its investment in the retail sector and also held select energy stocks. That sector is starting to benefit from consolidation.

  Q. WHAT IS YOUR OUTLOOK FOR THE STOCK MARKET, AND HOW WILL YOU MANAGE THE PORTFOLIO GOING FORWARD?

  A. We do not try to guess what the market is going to do. Instead, we will continue to look for attractively-priced individual issues of companies with strong potential. We think there will be opportunities in areas that have been under pressure, such as energy and technology. As always, we will seek to take advantage of such opportunities as they occur, by buying undervalued shares of companies with good growth prospects.
------
* Portfolio composition is subject to change.

                   THE ARCH GROWTH & INCOME EQUITY PORTFOLIO

--------------------------------------------------------------------------------
Value of a $10,000 Investment
--------------------------------------------------------------------------------

                          [LINE GRAPH APPEARS HERE]

 Date           Investor A (No Load)   Investor A (Load)*     INVESTOR B (CDSC)**       INVESTOR B (NO CDSC)     S&P 500 Index
 ----           --------------------   ------------------     -------------------       --------------------     --------------
Jun-88                 10,000                 9,551                 10,000                      10,000                10,000
Nov-88                 10,346                 9,882                  9,846                      10,346                10,620
Nov-89                 13,151                12,561                 12,751                      13,151                13,912
Nov-90                 12,973                12,390                 12,673                      12,973                13,439
Nov-91                 15,228                14,545                 14,928                      15,228                16,167
Nov-92                 18,364                17,539                 18,164                      18,364                19,142
Nov-93                 20,135                19,267                 20,035                      20,135                21,075
Nov-94                 20,176                19,305                 20,176                      20,176                21,307
Nov-95                 26,622                25,473                 26,472                      26,472                29,188
Nov-96                 32,743                31,274                 32,371                      32,371                37,366
Nov-97                 40,569                38,748                 39,829                      39,829                48,019
May-98                 44,618                42,616                 43,615                      43,615                55,255

 * Reflects 4.50% sales charge.
** Reflects applicable contingent deferred sales charge. (Maximum 5.00%)

--------------------------------------------------------------------------------
                          Average Annual Total Return
                                 as of 5/31/98
--------------------------------------------------------------------------------
                                                                         Since
                                                                       Inception
                                        6 Mo.     1 Year     5 Year    (6/2/88)
--------------------------------------------------------------------------------
Investor A (No Load)                    9.99%      23.31%     17.81%     16.14%
--------------------------------------------------------------------------------
Investor A*                             5.02%      17.76%     16.74%     15.61%
--------------------------------------------------------------------------------
Investor B (No CDSC)                    9.61%      22.42%     17.30%     15.88%
--------------------------------------------------------------------------------
Investor B (CDSC)**                     5.06%      17.42%     17.20%     15.88%
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Value of a $10,000 Investment
--------------------------------------------------------------------------------

                          [LINE GRAPH APPEARS HERE]

 Date           Trust                   Institutional         S&P 500 Index
 ----           -----                   -------------         --------------
Jun-88          10,000                     10,000                 10,000
Nov-88          10,345                     10,346                 10,620
Nov-89          13,150                     13,151                 13,912
Nov-90          12,971                     12,973                 13,439
Nov-91          15,227                     15,228                 16,167
Nov-92          18,362                     18,364                 19,142
Nov-93          20,134                     20,135                 21,075
Nov-94          20,206                     20,173                 21,307
Nov-95          26,727                     26,604                 29,188
Nov-96          32,994                     32,745                 37,366
Nov-97          41,093                     40,571                 48,019
May-98          45,211                     44,613                 55,255

--------------------------------------------------------------------------------
                          Average Annual Total Return
                                 as of 5/31/98
--------------------------------------------------------------------------------
                                                                         Since
                                                                       Inception
                                        6 Mo.     1 Year     5 Year    (6/2/88)
--------------------------------------------------------------------------------
Trust                                   10.14%     23.91%     18.15%     16.29%
--------------------------------------------------------------------------------
Institutional                           10.00%     23.25%     17.81%     16.14%
--------------------------------------------------------------------------------

  The performance of the ARCH Growth & Income Equity Portfolio is measured against the Standard & Poor's 500 Index, an unmanaged index generally representative of the U.S. stock market. Investors are unable to purchase the Index directly, although they can invest in the underlying securities. The performance of the Index does not reflect the deduction of expenses associated with a mutual fund, such as investment management and fund accounting fees. By contrast, the performance of the Portfolio shown on the graph reflects the deduction of these value-added services, as well as the deduction of a 4.50% sales charge on Investor A shares and the applicable contingent deferred sales charge (CDSC) on Investor B shares.

  PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, SO THAT SHARES OF A PARTICULAR CLASS, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.

  Investor B shares were initially offered on March 1, 1995. The performance figures for Investor B shares for periods prior to such date represent the performance for Investor A shares of the Portfolio, which has been restated to reflect the contingent deferred sales charges payable by holders of Investor B shares who redeem within six years of the date of purchase. Investor B shares are also subject to distribution and service fees at a maximum annual rate of 1.00%. Had these distribution and service fees been reflected, performance would have been reduced.

  Institutional shares were initially offered on January 3, 1994. The performance figures for Institutional shares for periods prior to such a date represent the performance for Investor A shares of the Portfolio.

                      THE ARCH SMALL CAP EQUITY PORTFOLIO+

  Q. WHAT WAS THE OVERALL ENVIRONMENT FOR SMALL-COMPANY STOCKS DURING THE SIX MONTHS ENDED MAY 31, 1998?

  A. Small-cap stocks continued to trail large-cap stocks during the period, in part due to concerns about profit growth. Economic turmoil in Asia also caused investors to seek safety and liquidity in large-company shares, which could prove to be a mistake, however, since large companies generally have more exposure to Asian markets than smaller firms.

  Q. WHAT WAS YOUR STRATEGY IN THAT ENVIRONMENT?

  A. Our strategy does not change: we continued to look for the best relative values regardless of the industry. Over the past six months, we have seen superb opportunities in certain sectors such as technology, which was hurt by the Asian crisis and the effect of lower capital spending in the electronics industry. For example, we invested in PRI Automation (1.18%), which is a leading supplier of advanced robotics technology used in complex semiconductor manufacturing. We also held shares of Phototronics (1.07%), which is a leading manufacturer of photomask equipment used in the fabrication of semiconductors. We also found value in medical stocks. We added Maxxim Medical (1.19%), which is the leading supplier of disposable hospital products such as non-latex gloves and custom procedure trays.*

  Q. WHAT IS YOUR OUTLOOK FOR SMALL-COMPANY STOCKS, AND HOW WILL YOU MANAGE THE PORTFOLIO GOING FORWARD?

  A. We believe that small-company stocks continue to offer good value, with lower price-to-earnings and price-to-book ratios than large company shares, as well as better earnings growth. We expect that the trend that has favored large-company stocks over small-company shares for the past few years will reverse at some point. We believe the Portfolio is well positioned to take advantage of such a reversal should it occur.
------
+ Small-capitalization funds typically carry additional risks since smaller companies generally have a higher risk of failure. Historically, small company stocks have experienced a greater degree of market volatility than large company stocks on average.
* Portfolio composition is subject to change.

                      THE ARCH SMALL CAP EQUITY PORTFOLIO+

--------------------------------------------------------------------------------
Value of a $10,000 Investment
--------------------------------------------------------------------------------

                           [LINE GRAPH APPEARS HERE]


 Date          Investor A (No Load)    Investor A (Load)      Investor B (CDSC)**    Investor B (No CDSC)     Russell 2000 Index
 ----          --------------------    -----------------      --------------------   --------------------     ------------------
May-92               10,000                  9,551                  10,000                   10,000                 10,000
Nov-92               11,255                 10,750                  10,755                   11,255                 11,032
Nov-93               13,478                 12,873                  13,078                   13,478                 13,128
Nov-94               14,473                 13,823                  14,172                   14,472                 12,981
Nov-95               17,579                 16,790                  17,187                   17,487                 16,680
Nov-96               19,049                 18,193                  18,622                   18,822                 19,434
Nov-97               22,754                 21,733                  22,226                   22,326                 23,984
May-98               24,135                 23,052                  23,493                   23,593                 25,553

 * Reflects a 4.50% sales charge.
** Reflects applicable contingent deferred sales charge. (Maximum 5.00%)

--------------------------------------------------------------------------------
                          Average Annual Total Return
                                 as of 5/31/98
--------------------------------------------------------------------------------
                                                                        Since
                                                                      Inception
                                        6 Mo.     1 Year     5 Year    (5/6/92)
--------------------------------------------------------------------------------
Investor A (No Load)                    6.07%     17.83%     14.38%     15.63%
--------------------------------------------------------------------------------
Investor A*                             1.28%     12.51%     13.33%     14.75%
--------------------------------------------------------------------------------
Investor B (No CDSC)                    5.68%     16.95%     13.87%     15.19%
--------------------------------------------------------------------------------
Investor B (CDSC)**                     0.83%     11.95%     13.75%     15.11%
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Value of a $10,000 Investment
--------------------------------------------------------------------------------

                           [LINE GRAPH APPEARS HERE]

           Date          Trust           Institutional    Russell 2000 Index
           ----          -----           -------------    ------------------
          May-92         10,000              10,000             10,000
          Nov-92         11,255              11,255             11,032
          Nov-93         13,478              13,478             13,128
          Nov-94         14,497              14,436             12,981
          Nov-95         17,642              17,531             16,680
          Nov-96         19,181              19,002             19,434
          Nov-97         22,973              22,691             23,984
          May-98         24,392              24,056             25,553

--------------------------------------------------------------------------------
                          Average Annual Total Return
                                 as of 5/31/98
--------------------------------------------------------------------------------
                                                                        Since
                                                                      Inception
                                        6 Mo.     1 Year     5 Year    (5/6/92)
--------------------------------------------------------------------------------
Trust                                   6.15%     18.07%     14.63%     15.83%
--------------------------------------------------------------------------------
Institutional                           6.02%     17.73%     14.31%     15.56%
--------------------------------------------------------------------------------

  The ARCH Small Cap Equity Portfolio is measured against the Russell 2000 Index, an unmanaged Index generally representative of the total return of small to mid-sized companies. Investors are unable to purchase the Index directly, although they can invest in the underlying securities. The performance of the Index does not reflect the deduction of expenses associated with a mutual fund, such as, investment management and fund accounting fees. By contrast, the performance of the Portfolio shown on the graph reflects the deduction of these value-added services, as well as the deduction of a 4.50% sales charge on Investor A shares and the applicable contingent deferred sales charge (CDSC) on Investor B shares.

  PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, SO THAT SHARES OF A PARTICULAR CLASS, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.

  Investor B shares were initially offered on March 1, 1995. The performance figures for Investor B shares for periods prior to such date represent the performance for Investor A shares of the Portfolio, which has been restated to reflect the contingent deferred sales charges payable by holders of Investor B shares who redeem within six years of the date of purchase. Investor B shares are also subject to distribution and service fees at a maximum annual rate of 1.00%. Had these distribution and service fees been reflected, performance would have been reduced.

  Institutional shares were initially offered on January 3, 1994. The performance figures for Institutional shares for periods prior to such date represent the performance for Investor A shares in the Portfolio.

                    THE ARCH INTERNATIONAL EQUITY PORTFOLIO+
  Q. HOW DID THE GLOBAL EQUITY MARKETS PERFORM DURING THE SIX-MONTH PERIOD ENDED MAY 31, 1998?

  A. Fallout from the Asian economic crisis continued to cause many stock markets to underperform during the period. The Japanese market (down 9.45%) was weak. Hong Kong (down 21%), Singapore (down 27%) and Malaysia (down 10%) also suffered quite severely. The emerging Asian markets, such as China (down 25.6%), Indonesia (down 66.6%) and Pakistan (down 46%), continued to deliver especially low returns. European stock markets, supported by a wide range of factors, performed well. Those factors included corporate restructuring, economic recovery, reduced unemployment, lower interest rates and the advent of a single currency.*

  The central Europe (Germany, France, the Netherlands and Switzerland) portion of the Morgan Stanley EAFE Index climbed 34%. Italy, Spain and Portugal as a group did even better, gaining 49%.

  Q. HOW DID YOU MANAGE THE PORTFOLIO IN THAT ENVIRONMENT?

  A. We greatly reduced our holdings in Japan to 11% of the Portfolio, versus 21% for the EAFE Index. We also reduced our remaining Asian holdings in Singapore, Hong Kong and India from 3.9% at the beginning of the period to 1.6% by the end. In addition, we trimmed our holdings in the UK, where our weighting at the end of the period was 15%, versus 21% for the EAFE Index. We increased our investments in France, Germany, the Netherlands and Switzerland from 31.3% at the beginning of the period to 38.6% at the end. We also increased our holdings in Spain, Italy and Portugal from 7.6% to 16.6%. In addition, we increased the Portfolio's investment in the strong Australian stock market from 1.2% to 2.8%.*

  Q. HOW DID THE REGIONAL AND COUNTRY ALLOCATIONS AFFECT THE PERFORMANCE OF THE PORTFOLIO?

  A. Our decision to underweight our holdings in Japan helped the Portfolio outperform the EAFE Index. We had some dissapointing results at the beginning of the year in Hong Kong, but our relatively small position in Asia was a big help overall. Although the Portfolio was underweighted in the UK stock market, we benefited from good stock selection that performed strongly in the market. Moreover, our decision to overweight Australia, Italy and Spain helped the Portfolio.

  Q. WHAT IS YOUR OUTLOOK FOR OVERSEAS MARKETS DURING THE NEXT SEVERAL MONTHS, AND HOW WILL YOU MANAGE THE PORTFOLIO IN THAT ENVIRONMENT?

  A. Looking forward, we feel that Japan's market is going to remain difficult, but we do see some positive signs. For example, two of the major banks have sorted out their debt problems. We are very cautious about prospects for the rest of Asia. In fact, we currently are selling our position in India. The nuclear race between that country and Pakistan has led to U.S. sanctions, which are bound to affect the Indian market.

  Europe has been a strong performer this period, and we believe the region will continue to present excellent investment opportunities. The coming of the single currency will be one positive factor, as will continued restructuring efforts in many industries across the Continent. Regardless of which countries we over- or underweight in the Portfolio, we will continue to emphasize shares of large, well-positioned firms trading at attractive valuations.
------
+ International investing involves increased risk and volatility.
* Portfolio composition is subject to change.

                    THE ARCH INTERNATIONAL EQUITY PORTFOLIO+

--------------------------------------------------------------------------------
Value of a $10,000 Investment
--------------------------------------------------------------------------------
                           [LINE GRAPH APPEARS HERE]

                                                                                                     Morgan Stanley Europe,
 Date    Investor A (No Load)   Investor A (Load)*   Investor B (CDSC)**  Investor B (No CDSC)     Australia & Far East Index
 ----    --------------------   ------------------   -------------------  --------------------     --------------------------
Apr-94         10,000                9,551                   10,000             10,000                        10,000
Nov-94          9,900                9,456                    9,405              9,900                        10,370
Nov-95         10,780               10,296                   10,330             10,730                        11,189
Nov-96         12,072               11,530                   11,622             11,922                        12,543
Nov-97         12,384               11,828                   11,838             12,138                        12,528
May-98         14,978               14,306                   14,435             14,635                        14,560

                                      Average Annual Total Return
                                            as of 5/31/98
                         -------------------------------------------------------
                                                                       Since
                                                                     Inception
                                                  6 Mo.    1 Year     (4/4/94)
                         -------------------------------------------------------
                          Investor A (No Load)   20.99%    16.70%      10.21%
                         -------------------------------------------------------
                          Investor A*            15.59%    11.42%       9.00%
                         -------------------------------------------------------
                          Investor B (No CDSC)   20.57%    15.94%       9.60%
                         -------------------------------------------------------
                          Investor B (CDSC)**    15.57%    10.94%       9.23%
                         -------------------------------------------------------

 *  Reflects 4.50% sales charge.
**  Reflects applicable contingent deferred sales charge.
    (Maximum 5.00%)
--------------------------------------------------------------------------------
Value of a $10,000 Investment
--------------------------------------------------------------------------------
                           [LINE GRAPH APPEARS HERE]

                                                     Morgan Stanley Europe,
 Date           Trust        Institutional          Australia & Far East Index
 ----           -----        -------------          --------------------------
Apr-94          10,000          10,000                        10,000
Nov-94           9,920           9,900                        10,370
Nov-95          10,810          10,770                        11,189
Nov-96          12,142          12,052                        12,543
Nov-97          12,495          12,364                        12,528
May-98          15,138          14,960                        14,560

                                 Average Annual Total Return
                                        as of 5/31/98
                       ------------------------------------------------
                                                              Since
                                                            Inception
                                        6 Mo.    1 Year      (4/4/94)
                       ------------------------------------------------
                        Trust          21.16%    16.97%       10.49%
                       ------------------------------------------------

                        Institutional  21.03%    16.74%       10.18%
                       ------------------------------------------------

  The ARCH International Equity Portfolio is measured against the Morgan Stanley EAFE (Europe, Australia and Far East) Index, an unmanaged index representative of the performance of international stocks. Investors are unable to purchase the Index directly, although they can invest in the underlying securities. The performance of the Index does not reflect the deduction of expenses associated with a mutual fund, such as investment management and fund accounting fees. By contrast, the performance of the Portfolio shown on the graph reflects the deduction of these value-added services, as well as the deduction of a 4.50% sales charge on Investor A shares and the applicable contingent deferred sales charge (CDSC) on Investor B shares.

  PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, SO THAT SHARES OF A PARTICULAR CLASS, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.

  Investor B shares were initially offered on March 1, 1995. The performance figures for Investor B shares for periods prior to such date represent the performance for Investor A shares of the Portfolio, which has been restated to reflect the contingent deferred sales charges payable by holders of Investor B shares who redeem within six years of the date of purchase. Investor B shares are also subject to distribution and service fees at a maximum annual rate of 1.00%. Had these distribution and service fees been reflected, performance would have been reduced.

  Institutional shares were initially offered on April 24, 1994. The performance figures for Institutional shares for periods prior to such date represent the performance of Trust shares of the Portfolio.

                        THE ARCH EQUITY INCOME PORTFOLIO
  Q. WHAT WAS THE ENVIRONMENT IN THE STOCK MARKET DURING THE SIX MONTHS ENDED MAY 31, 1998?

  A. Stocks performed well. The economic environment of low inflation and moderate economic growth provided ideal conditions for equities. Some investors were concerned that the economic crisis in Asia might reduce corporate profitability in the United States. While Asia's problems did have an impact on some leading technology companies, the region's slowdown may have helped the U.S. stock market in at least one way: It reduced the risk that the Federal Reserve would need to raise interest rates.

  Growth stocks outpaced value stocks during the period. That bias toward growth did not help the Portfolio, which takes a disciplined, value-oriented approach to choosing stocks. Generally, we focus on shares that are paying attractive yields and selling at low prices compared to their intrinsic values.

  At the same time, the Portfolio benefited from the fact that large-company shares continue to attract investors and posted higher gains than small-company shares. The Portfolio consists primarily of high-quality, large-company stocks, with the Russell 1000 Value Index as our benchmark.

  Q. HOW DID YOU MANAGE THE PORTFOLIO IN THAT ENVIRONMENT?

  A. The Portfolio has benefited from its large stake in the financial services sector. We have reduced our weighting in that sector as the prices of those shares have increased. Specifically, the Portfolio invested in Core-States and sold the shares after the firm was acquired by First Union. We also sold BankAmerica on the NationsBank offer, and we cut back on our positions in Chase Manhattan (1.79%), U.S. Bancorp (2.06%) and Mellon (2.07%) in the banking sector.

  In the health-care sector, the Portfolio sold some of its investments in leading firms such as American Home Products and Bristol-Myers Squibb, and we added shares of less well-known firms such as CR Bard (1.27%) and Allergan (1.53%).*

  Q. WHAT IS YOUR OUTLOOK FOR THE STOCK MARKET GOING FORWARD, AND HOW WILL YOU MANAGE THE PORTFOLIO WITH THAT IN MIND?

  A. Much of this value-oriented Portfolio's strong performance has been due to above- average sector and stock selection in an environment that has tended to favor the kind of growth stocks that don't suit its investment style. As long-term investors, however, we will stick to our value-oriented approach in the expectation that value stocks eventually will take a turn leading the stock market for a period.

  The Portfolio likely would benefit from such a shift toward value-oriented shares. Meanwhile, we continue to seek out individual stocks that may offer opportunities regardless of short-term market or style trends.
------
* Portfolio composition is subject to change.

                        THE ARCH EQUITY INCOME PORTFOLIO

--------------------------------------------------------------------------------
Value of a $10,000 Investment
--------------------------------------------------------------------------------

                           [LINE GRAPH APPEARS HERE]

 Date     Investor A (No Load)     Investor A (Load)*       INVESTOR B (NO CDSC)**    INVESTOR B (CDSC)     Russell 1000 Value Index
 ----     -------------------      ------------------       ----------------------    -----------------     ------------------------
 2/27/97         10,000                 9,551                      9,500                  10,000                    10,000
11/30/97         11,742                11,215                     11,175                  11,675                    12,013
 5/31/98         13,298                12,701                     13,179                  12,779                    14,103

 * Reflects 4.50% sales charge.
** Reflects applicable contingent deferred sales charge. (Maximum 5.00%)

--------------------------------------------------------------------------------
                          Average Annual Total Return
                                 as of 5/31/98
--------------------------------------------------------------------------------
                                                                      Since
                                                                     Inception
                                                 6 Mo.     1 Year    (2/27/97)
--------------------------------------------------------------------------------
Investor A (No Load)                            13.26%     30.91%     25.50%
--------------------------------------------------------------------------------
Investor A*                                      8.21%     24.98%     20.99%
--------------------------------------------------------------------------------
Investor B (No CDSC)                            12.89%     29.93%     24.55%
--------------------------------------------------------------------------------
Investor B (CDSC)**                              8.36%     24.93%     21.53%
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Value of a $10,000 Investment
--------------------------------------------------------------------------------

                           [LINE GRAPH APPEARS HERE]

                                                         Russell 1000
  Date          Trust             Institutional          Value Index
  ----          -----             -------------          -----------
 2/27/97        10,000                10,000                10,000
11/30/97        11,764                11,764                12,013
 5/31/98        13,352                13,334                14,103

--------------------------------------------------------------------------------
                          Average Annual Total Return
                                 as of 5/31/98
--------------------------------------------------------------------------------
                                                                      Since
                                                                     Inception
                                                 6 Mo.     1 Year    (2/27/97)
--------------------------------------------------------------------------------
Trust                                           13.51%     31.41%     25.91%
--------------------------------------------------------------------------------
Institutional                                   13.36%     31.22%     25.77%
--------------------------------------------------------------------------------

  The ARCH Equity Income Portfolio is measured against the Russell 1000 Value Index, an unmanaged index generally representative of those securities in the the Russell 1000 Index with certain valuation and historical growth characteristics indicative of value-based stocks. Companies in this index generally have low price-to-book and price-to-earnings ratios, higher dividend yields and lower forecasted growth values. Investors are unable to purchase the Index directly, although they can invest in the underlying securities. The performance of the Index does not reflect the deduction of expenses associated with a mutual fund, such as investment management and fund accounting fees. By contrast, the performance of the Portfolio shown on the graph reflects the deduction of these value-added services, as well as the deduction of a 4.50% sales charge on Investor A shares and the applicable contingent deferred sales charge (CDSC) on Investor B shares.

  PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, SO THAT SHARES OF A PARTICULAR CLASS, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.

                        THE ARCH EQUITY INDEX PORTFOLIO
Q. WHAT IS THE ROLE OF AN INDEX FUND SUCH AS THIS PORTFOLIO IN AN INVESTOR'S OVERALL PORTFOLIO?

  A. Index funds can serve a wide variety of purposes for different investors. The funds' major goal is simple: They each attempt to mimic, before the deduction of operating expenses, the performance of a particular market Index, or benchmark. For example, the ARCH Equity Index Portfolio attempts to duplicate the performance of the Standard & Poor's 500 Index, the domestic stock market's most widely used benchmark. The Index tracks the performance of 500 large-company stocks in a variety of economic and industry sectors.

  Investors who put their money to work in the ARCH Equity Index Portfolio may avoid the uncertainty of investing in an actively managed fund. They can be reasonably sure that their investment will come close to matching the performance of the S&P 500 and the large- company stocks that compose it. By contrast, managers of actively managed funds attempt to choose securities and market sectors that may perform especially well. The funds' performance depends upon the outcome of those choices, and its returns may be considerably higher or lower than the returns of the Index.

Q. DISCUSS THE PERFORMANCE OF THE PORTFOLIO DURING THE SIX MONTHS ENDED MAY 31, 1998.

  A. During the recent period, the Portfolio's return was marginally higher than that of its benchmark. Assets increased from $32 million to $49 million during the period.

Q. WHAT ACCOUNTS FOR THE DIFFERENCE BETWEEN THE RETURN OF THE PORTFOLIO AND THE RETURN OF THE INDEX?

  A. Normally, index funds tend to lag their benchmarks by a small margin, reflecting the funds' transaction costs. Moreover, Index funds tend to hold small amounts of cash unless they rebalance their portfolios every day. That can reduce performance when the stock market is rising--or increase it when the market is falling. Thus, the timing of cash flows into the ARCH Equity Index Portfolio can result in modest performance gaps between our Portfolio and its benchmark. The Portfolio's performance should be very close to that of the S&P 500 going forward, just as it has been since its inception.

                        THE ARCH EQUITY INDEX PORTFOLIO
--------------------------------------------------------------------------------
Value of a $10,000 Investment
--------------------------------------------------------------------------------

                           [LINE GRAPH APPEARS HERE]


 Date      Investor A (No Load)   Investor A (Load)*      Trust           Institutional      S&P 500 Index
 ----      --------------------   ------------------      -----           -------------      -------------
  5/1/97        $10,000                $9,747             $10,000             $10,000            $10,000
11/30/97        $12,014               $11,710             $12,040             $12,040            $11,964
 5/31/98        $13,782               $13,433             $13,831             $13,815            $13,767

 * Reflects 2.50% sales charge.

--------------------------------------------------------------------------------
                          Average Annual Total Return
                                 as of 5/31/98
--------------------------------------------------------------------------------
                                                                       Since
                                                                     Inception
                                              6 Mo.       1 Year      (5/1/97)
--------------------------------------------------------------------------------
Investor A (No Load)                         14.71%       29.92%       34.50%
--------------------------------------------------------------------------------
Investor A*                                  11.81%       26.69%       31.35%
--------------------------------------------------------------------------------
Trust                                        14.87%       30.36%       34.94%
--------------------------------------------------------------------------------
Institutional                                14.73%       30.20%       34.80%
--------------------------------------------------------------------------------

  The ARCH Equity Index Portfolio is measured against the Standard & Poor's 500 Index, an unmanaged index generally representative of the U.S. stock market. Investors are unable to purchase the Index directly, although they can invest in the underlying securities. The performance of the Index does not reflect the deduction of expenses associated with a mutual fund, such as investment management and fund accounting fees. By contrast, the performance of the Portfolio shown on the graph reflects the deduction of fees for these value-added services, as well as the deduction of a 2.50% sales charge on Investor A shares.

  PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, SO THAT SHARES OF A PARTICULAR CLASS, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.

                        THE ARCH GROWTH EQUITY PORTFOLIO
  Q. HOW DID THE STOCK MARKET ENVIRONMENT AFFECT THE PORTFOLIO DURING THE SIX-MONTH PERIOD ENDED MAY 31, 1998?

  A. Low inflation and modest economic growth provided an excellent environment for stocks, resulting in continued gains. Some investors early in the period worried that Asia's economic problems might reduce corporate profits in the U.S. and adversely affect the U.S. stock market. But while Asia's problems did have an impact on a number of leading technology companies as well as other firms, the region's slowdown also may have helped our stock market by reducing the likelihood that the Federal Reserve would raise interest rates to slow the U.S. economy. Growth stocks did better than value stocks during the period, which was good news for many of the stocks in our growth-oriented Portfolio. The Portfolio's performance also benefited from the strong performance of large-company shares, which posted higher gains than stocks of small companies.

  Q. HOW DID YOU MANAGE THE PORTFOLIO IN THAT ENVIRONMENT?

  A. Thanks in part to the uncertainty about the Asian crisis, there was considerable volatility in the market. This was especially true in the technology sector.

  Technology stocks account for a significant portion of the Portfolio's assets, and we took advantage of the sector's volatility to purchase shares of a number of technology firms at lower prices. Our strategy was to buy select shares of higher quality companies. For example, early in the period we added shares of companies such as Ascend Communications (1.82%) and Applied Materials (0.88%).

  We reduced our stake in banking stocks when their prices rose due to industry consolidation trends. We also reduced the Portfolio's investment in pharmaceutical stocks, which had become less attractive at their current prices. We added to the Portfolio's stake in shares of high-quality retail companies, as well as stocks of media companies such as The Tribune Company (1.27%).*

  Q. WHAT IS THE PORTFOLIO'S STRATEGY GOING FORWARD?

  A. We will continue to search for opportunities to buy shares of attractive large growth companies in a variety of sectors. In particular, we will look to increase the Portfolio's weighting in the technology sector when we have the opportunity to invest in high-quality stocks at attractive prices. Although there are some fundamental concerns in the sector, and it is dangerous to pay too much for the most popular technology shares, we believe that the use and development of new technologies will continue to generate a large portion of this country's economic growth and corporate profits. Thus, investment in technology will remain an essential part of our long-term growth-oriented investment strategy.
------
* Portfolio composition is subject to change.

                       THE ARCH GROWTH EQUITY PORTFOLIO+

                           [LINE CHART APPEARS HERE]

--------------------------------------------------------------------------------
Value of a $10,000 Investment
--------------------------------------------------------------------------------

           Investor A     Investor A     Investor B     Investor B
Date        (No Load)       (Load)*       (No Load)       (Load)*      S&P 500
----       ----------     ----------     ----------     ----------     -------
  1/4/93     $10,000        $ 9,551        $10,000        $10,000      $10,000
11/30/93       9,870          9,427          9,870          9,378       10,787
11/30/94       9,643          9,287          9,725          9,342       10,903
11/30/95      14,179         13,655         14,296         13,996       14,296
11/30/96      17,086         16,455         17,225         16,925       19,084
11/30/97      20,440         19,685         20,621         20,421       24,531
  May-98      23,226         22,183         23,174         23,074       28,227

--------------------------------------------------------------------------------
                          Average Annual Total Return
                                 as of 5/31/98
--------------------------------------------------------------------------------
                                                             Since
                                                           Inception
                                6 Mo.        1 Year        (1/4/93) +
--------------------------------------------------------------------------------
Investor A (No Load)           12.69%        25.51%          16.88%
--------------------------------------------------------------------------------
Investor A*                     7.60%        19.83%          15.89%
--------------------------------------------------------------------------------
Investor B (No Load)           12.38%        25.24%          16.83%
--------------------------------------------------------------------------------
Investor B**                    7.38%        20.24%          16.74%
--------------------------------------------------------------------------------

 *  Reflects 4.50% sales charge.
**  Reflects applicable contingent deferred sales charge. (Maximum 5.00%)

                           [LINE CHART APPEARS HERE]

--------------------------------------------------------------------------------
Value of a $10,000 Investment
--------------------------------------------------------------------------------

Date                 Institutional           Trust            S&P 500
----                 -------------          --------          -------
  1/4/93                $10,000             $10,000           $10,000
11/30/93                  9,870               9,870            10,787
11/30/94                  9,725               9,724            10,903
11/30/95                 14,296              14,297            14,926
11/30/96                 17,226              17,228            19,084
11/30/97                 20,610              20,610            24,531
  May-98                 23,221              23,233            28,227

--------------------------------------------------------------------------------
                          Average Annual Total Return
                                 as of 5/31/98
--------------------------------------------------------------------------------
                                                             Since
                                                           Inception
                                6 Mo.        1 Year        (1/4/93) +
--------------------------------------------------------------------------------
Institutional                  12.67%        25.49%          16.87%
--------------------------------------------------------------------------------
Trust                          12.73%        25.55%          16.89%
--------------------------------------------------------------------------------

  The ARCH Growth Equity Portfolio is measured against the Standard & Poor's 500 Index, an unmanaged Index generally representative of the U.S. stock market. Investors are unable to purchase the Index directly, although they can invest in the underlying securities. The performance of the Index does not reflect the deduction of expenses associated with a mutual fund, such as investment management and fund accounting fees. By contrast, the performance of the Portfolio shown on the graph reflects the deduction of fees for these value-added services, as well as the deduction of a 4.50% sales charge on Investor A Shares and the applicable contingent deferred sales (CDSC) on Investor B shares.

+ The portfolio commenced operations as a portfolio of Arrow Equity Fund ("the
  Predecessor Portfolio"). On 11/24/97, the Predecessor Portfolio was reorganized as a new portfolio of The ARCH Fund, Inc. Performance figures for periods prior to 11/24/97 represent the performance for the Predecessor Portfolio.

  Institutional shares were initially offered on 11/24/97. The performance figures for Institutional Shares for periods prior to such date represent the performance for the Arrow Equity Fund.

  Trust shares were initially offered on 11/24/97. The performance figures for Trust Shares for periods prior to such date represent the performance for the Arrow Equity Fund.

  Investor B shares were initially offered on 11/24/97. The performance figures for Investor B shares for periods prior to such date represent the performance for the Arrow Equity Fund, which has been restated to reflect the contingent deferred sales charges payable by holders of Investor B shares who redeem within six years of the date of purchase. Investor B shares are also subject to distribution and service fees at a maximum annual rate of 1.00%. Had these distribution and service fees been reflected, performance would have been reduced.

  PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, SO THAT SHARES OF A PARTICULAR CLASS, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.

                          THE ARCH BALANCED PORTFOLIO
  Q. WHAT MARKET CONDITIONS AFFECTED THE PERFORMANCE OF THE PORTFOLIO DURING THE SIX MONTHS ENDED MAY 31, 1998?

  A. The Portfolio is designed for investors who want exposure to both the stock and bond markets, so gains in both of those markets affected its performance. Stocks posted strong gains, with large-company shares outperforming shares of smaller firms. Long-term bonds also did well due to slow and steady economic growth and continued low inflation.

  Q. WHAT WAS YOUR GENERAL STRATEGY IN THAT ENVIRONMENT?

  A. The Portfolio typically invests about 50% to 60% of its assets in stocks, with the rest in bonds. During the period, we maintained the stock allocation at around 60%. Another 34% of the assets of the Portfolio was invested in bonds, with the remaining 6% in cash equivalents.*

  Q. WHAT TYPES OF STOCKS DID YOU FAVOR?

  A. The stock investments of the Portfolio include undervalued shares of firms with strong earnings potential. We found some attractive opportunities among financial services and health-care firms. However, as their share prices rose, we reduced the investments in those sectors.

  Q. WHAT TYPES OF BONDS DID THE PORTFOLIO HOLD?

  A. The bond portion of the Portfolio is based on the Lehman Brothers Aggregate Bond Index, an unmanaged index comprised of the Lehman Brothers Government/Corporate Bond Index and two Lehman Brothers asset-backed securities indices. The Portfolio invested mainly in high-quality Treasury securities and mortgage-backed securities, as well as in some bonds issued by corporations.

  Q. HOW WILL YOU INVEST THE PORTFOLIO GOING FORWARD?

  A. We will continue to monitor the relative values and risks associated with stocks and bonds, and adjust the Portfolio accordingly seeking to enhance shareholder return potential while seeking to manage investment risk.
------
* Portfolio composition is subject to change.

                          THE ARCH BALANCED PORTFOLIO

--------------------------------------------------------------------------------
Value of a $10,000 Investment
--------------------------------------------------------------------------------

                           [LINE GRAPH APPEARS HERE]

                   Investor A        Investor A        Investor B             Investor B         S & P          Lehman Brothers
 Date               (No Load)          (Load)*           (CDSC)**              (No CDSC)       500 Index      Aggregate Bond Index
 ----               ---------          -------           --------              ---------       ---------      --------------------
 Apr-93              $10,000           $9,551            $10,000               $10,000           $10,000             $10,000
 Nov-93              $10,386           $9,920            $10,174               $10,674           $10,421             $10,529
 Nov-94              $10,188           $9,730             $9,950               $10,335           $10,536             $10,207
 Nov-95              $12,719          $12,148            $12,506               $12,806           $14,433             $12,007
 Nov-96              $14,640          $13,983            $14,134               $14,434           $18,477             $12,736
 Nov-97              $16,892          $16,134            $16,339               $16,537           $23,745             $13,698
 May-98              $18,149          $17,334            $17,606               $17,706           $27,323             $14,258

 * Reflects 4.50% sales charge.
** Reflects applicable contingent deferred sales charge. (Maximum 5.00%)

--------------------------------------------------------------------------------
                          Average Annual Total Return
                                 as of 5/31/98
--------------------------------------------------------------------------------
                                                                         Since
                                                                       Inception
                                        6 Mo.      1 Year     5 Year   (4/1/93)
--------------------------------------------------------------------------------
Investor A (No Load)                    7.45%      17.41%     12.37%    12.23%
--------------------------------------------------------------------------------
Investor A*                             2.65%      12.12%     11.33%    11.24%
--------------------------------------------------------------------------------
Investor B (No CDSC)                    7.08%      16.60%     11.82%    11.70%
--------------------------------------------------------------------------------
Investor B (CDSC)**                     2.35%      11.60%     11.69%    11.58%
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Value of a $10,000 Investment
--------------------------------------------------------------------------------

                           [LINE GRAPH APPEARS HERE]


                                         S & P 500        Lehman Brothers
 Date        Trust      Institutional      Index        Aggregate Bond Index
 ----        -----      -------------      ------       ---------------------
Apr-93       10,000        10,000          10,000              10,000
Nov-93       10,387        10,386          10,421              10,529
Nov-94       10,199        10,179          10,536              10,207
Nov-95       12,744        12,690          14,433              12,007
Nov-96       14,727        14,601          18,477              12,736
Nov-97       17,054        16,868          23,745              13,698
May-98       18,348        18,128          27,323              14,258

--------------------------------------------------------------------------------
                          Average Annual Total Return
                                 as of 5/31/98
--------------------------------------------------------------------------------
                                                                        Since
                                                                      Inception
                                        6 Mo.     1 Year     5 Year   (4/1/93)
--------------------------------------------------------------------------------
Trust                                   7.61%     17.84%     12.62%     12.47%
--------------------------------------------------------------------------------
Institutional                           7.48%     17.47%     12.34%     12.21%
--------------------------------------------------------------------------------

  The ARCH Balanced Portfolio is measured against the Standard & Poor's 500 Index, an unmanaged index generally representative of the U.S. stock market, and the Lehman Brothers Aggregate Bond Index, an unmanaged Index comprised of the Lehman Brothers Government/Corporate Bond Index and two Lehman Brothers asset-backed securities indices. Investors are unable to purchase any of these indices directly, although they can invest in the underlying securities. The performance of the Indices does not reflect the deduction of expenses associated with a mutual fund, such as investment management and fund accounting fees. By contrast, the performance of the Portfolio shown on the graph reflects the deduction of these value-added services, as well as the deduction of a 4.50% sales charge on Investor A shares and the applicable contingent deferred sales charge (CDSC) on Investor B shares.

  PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, SO THAT SHARES OF A PARTICULAR CLASS, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.

  Investor B shares were initially offered on March 1, 1995. The performance figures for Investor B shares for periods prior to such date represent the performance for Investor A shares which has been restated to reflect the contingent deferred sales charges payable by holders of Investor B shares who redeem within six years of the date of purchase. Investor B shares are also subject to distribution and service fees at a maximum annual rate of 1.00%. Had these distribution and service fees been reflected, performance would have been reduced.

  Institutional shares were initially offered on January 3, 1994. The performance figures for Institutional shares for periods prior to such date represent the performance for Investor A shares of the Portfolio.

                THE ARCH GOVERNMENT & CORPORATE BOND PORTFOLIO
  Q. WHAT WERE THE CONDITIONS OF THE ECONOMY AND THE MARKETS DURING THE SIX-MONTH PERIOD ENDED MAY 31, 1998?

  A. At the beginning of the period, investors were concerned that strong economic growth and low unemployment would force the Fed to raise interest rates as a preemptive move against inflation. Later, it appeared that the continuing effects of the Asian economic crisis would help slow the growth of the U.S. economy. Therefore, investors' inflation concerns appeared to abate, and the Fed kept interest rates stable. These factors, combined with a flight to quality in the U.S. Treasury market, helped the bond market rally near the end of the period.

  Interest rates fluctuated during the past six months because of shifting investor sentiment, but the fluctuations occurred within a tight trading range. For example, the 30-year U.S. Treasury began the period at 6.05% and fell to as low as 5.75%. On May 31, 1998, the yield stood at 5.78%.

  Q. HOW DID YOU MANAGE THE PORTFOLIO IN THAT ENVIRONMENT?

  A. Because we believed that the Asian crisis would keep inflation in check, we increased the Portfolio's average maturity from 8.1 years in early December to 10.27 years on May 31, 1998. This change was effected through the purchase of 10-year and 30-year Treasury bonds, which accounted for 20% of the overall portfolio. This lengthening particularly benefited the Portfolio when interest rates fell near the end of the period, boosting prices of long-term bonds.

  Corporate bonds accounted for 25% of the Portfolio during the period. We held mostly high-quality issues rated A or higher with average maturities of 3 to 4 years. The Portfolio also held a 39% stake in mortgage pass-through securities, which primarily provide current income.*

  Q. WHAT IS YOUR OUTLOOK FOR THE BOND MARKET AND THE PORTFOLIO?

  We believe the outlook for the bond market and this Portfolio is very positive. The U.S. Treasury has reduced the number of new bond issuances scheduled for the remainder of the year, which should further boost the prices of existing long-term Treasury bonds in the Portfolio. In addition, indicators suggest the economy may grow between 2.5% and 3% in 1998--right in the Fed's range of acceptable growth. Economic troubles in Asia will continue to affect the U.S. markets. Therefore, we expect that corporate earnings growth and domestic exports will slow, inflation will remain low, and interest rates will stay relatively stable.

  In that environment, we will not make significant changes to the investment strategy and asset allocation of the Portfolio. We will continue to look for opportunities to buy long-term Treasury bonds during temporary price fluctuations.
------
* Portfolio composition is subject to change.

                THE ARCH GOVERNMENT & CORPORATE BOND PORTFOLIO

--------------------------------------------------------------------------------
Value of a $10,000 Investment
--------------------------------------------------------------------------------

                           [LINE GRAPH APPEARS HERE]

                                                                                                         Lehman Brothers
 Date        Investor A (No Load)  Investor A (Load)*  Investor B (CDSC)**    Investor B (No CDSC)     Aggregate Bond Index
 ----        --------------------  ------------------  --------------------   --------------------     --------------------
Jun-88              10,000               9,551               10,000                   10,000                  10,000
Nov-88              10,266               9,805                9,770                   10,266                  10,265
Nov-89              11,476              10,960               11,076                   11,476                  11,738
Nov-90              12,045              11,504               11,754                   12,045                  12,627
Nov-91              13,586              12,976               13,286                   13,586                  14,447
Nov-92              14,647              13,989               14,447                   14,647                  15,727
Nov-93              16,145              15,367               16,045                   16,145                  17,441
Nov-94              15,609              14,857               15,609                   15,609                  16,907
Nov-95              18,104              17,232               17,994                   17,994                  19,889
Nov-96              18,920              18,070               18,675                   18,675                  21,096
Nov-97              20,013              19,114               19,658                   19,658                  22,689
May-98              20,729              19,798               20,288                   20,288                  23,617

 * Reflects 4.50% sales charge.
** Reflects applicable contingent deferred sales charge. (Maximum 5.00%)

--------------------------------------------------------------------------------
                          Average Annual Total Return
                                 as of 5/31/98
--------------------------------------------------------------------------------
                                                                        Since
                                                                      Inception
                                             6 Mo.   1 Year   5 Year  (6/15/98)
--------------------------------------------------------------------------------
Investor A (No Load)                         3.76%    9.90%    5.99%    7.59%
--------------------------------------------------------------------------------
Investor A*                                 -0.93%    4.98%    5.01%    7.10%
--------------------------------------------------------------------------------
Investor B (No CDSC)                         3.39%    9.24%    5.53%    7.36%
--------------------------------------------------------------------------------
Investor B (CDSC)**                         -1.61%    4.24%    5.37%    7.36%
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Value of a $10,000 Investment
--------------------------------------------------------------------------------

                           [LINE GRAPH APPEARS HERE]

                                                              Lehman Brothers
 Date               Trust            Institutional         Aggregate Bond Index
 ----               -----            -------------         ---------------------
Jun-88              10,000               10,000                    10,000
Nov-88              10,266               10,266                    10,265
Nov-89              11,476               11,476                    11,738
Nov-90              12,045               12,045                    12,627
Nov-91              13,616               13,586                    14,447
Nov-92              14,724               14,647                    15,727
Nov-93              16,278               16,145                    17,441
Nov-94              15,785               15,609                    16,907
Nov-95              18,359               18,104                    19,889
Nov-96              19,244               18,920                    21,096
Nov-97              20,460               20,055                    22,689
May-98              21,197               20,770                    23,617

--------------------------------------------------------------------------------
                          Average Annual Total Return
                                 as of 5/31/98
--------------------------------------------------------------------------------
                                                                        Since
                                                                      Inception
                                            6 Mo.     1 Year  5 Year  (6/15/98)
--------------------------------------------------------------------------------
Trust                                       3.81%     10.34%   6.32%    7.84%
--------------------------------------------------------------------------------
Institutional                               3.75%     10.11%   6.03%    7.62%
--------------------------------------------------------------------------------

  The ARCH Government & Corporate Bond Portfolio is measured against the Lehman Brothers Aggregate Bond Index, an unmanaged index comprised of the Lehman Brothers Government/Corporate Bond Index and two Lehman Brothers asset-backed securities indices. Investors are unable to purchase the Index directly, although they can invest in the underlying securities. The performance of the Index does not reflect the deduction of expenses associated with a mutual fund, such as investment management and fund accounting fees. By contrast, the performance of the Portfolio shown on the graph reflects the deduction of fees for these value-added services, as well as the deduction of a 4.50% sales charge on Investor A shares and the applicable contingent deferred sales charge
(CDSC) on Investor B shares.

  PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, SO THAT SHARES OF A PARTICULAR CLASS, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.

  Investor B shares were initially offered on March 1, 1995. The performance figures for Investor B shares for periods prior to such date represent the performance for Investor A shares of the Portfolio, which has been restated to reflect the contingent deferred sales charges payable by holders of Investor B shares who redeem within six years of the date of purchase. Investor B shares are also subject to distribution and service fees at a maximum annual rate of 1.00%. Had these distribution and service fees been reflected, performance would have been reduced.

  Institutional shares were initially offered on January 3, 1994. The performance figures for Institutional shares for periods prior to such date represent the performance for Investor A shares of the Portfolio.

                 THE ARCH U.S. GOVERNMENT SECURITIES PORTFOLIO
  Q. WHAT WERE THE CONDITIONS IN THE TREASURY MARKET DURING THE RECENT SIX-MONTH PERIOD ENDED MAY 31, 1998?

  A. The Treasury market was relatively stable over the past six months. Concerns about the continuing Asian economic crisis caused many investors to look to the quality of U.S. Treasury securities. In addition, investors' belief that the Asian crisis would affect U.S. economic growth forestalled any increase in short-term interest rates by the Federal Reserve. In this environment, interest rates generally declined by around 20 to 25 basis points. For example, the yield on a five-year Treasury fell from 5.82% at the start of the period to 5.55% on May 31, 1998.

  Q. HOW DID YOU MANAGE THE PORTFOLIO UNDER THESE CONDITIONS?

  A. We extended the duration and average maturity of the Portfolio somewhat during the bond market rally. Duration increased from 2.26 years to 2.54 years, and average maturity increased from 3.3 years to 3.9 years.

  We also added to our position in U.S. agency securities to increase the total yield of the Portfolio. These securities now account for 5.5% of the Portfolio, up from 41% at the beginning of the period.*

  Q. WHAT IS YOUR OUTLOOK FOR THE BOND MARKET DURING THE NEXT SEVERAL MONTHS?

  A. The Federal Reserve recently began again to look at the possibility of raising interest rates. U.S. economic growth remains strong, and unemployment figures remain low, creating the potential for inflation to heat up. However, Asian economic problems may continue to affect our economy during the next several months. These conditions create a degree of uncertainty over the direction of interest rates during the rest of the year. We intend to maintain the Portfolio's current average maturity and duration, or perhaps shorten them slightly in anticipation of any interest rate increase.
------
* Portfolio composition is subject to change.

                 THE ARCH U.S. GOVERNMENT SECURITIES PORTFOLIO

--------------------------------------------------------------------------------
Value of a $10,000 Investment
--------------------------------------------------------------------------------

                                                                                                           Lehman Brothers
 Date        Investor A (No Load)    Investor A (Load)*   Investor B (CDSC)**   Investor B (No CDSC)     Aggregate Bond Index
 ----        --------------------    ------------------   -------------------   --------------------     --------------------
Jun-88             10,000                  9,551                10,000                10,000                    10,000
Nov-88             10,305                 10,044                 9,808                10,305                    10,374
Nov-89             11,336                 11,048                10,939                11,339                    11,666
Nov-90             12,429                 12,114                12,135                12,435                    12,644
Nov-91             13,963                 13,609                13,672                13,972                    14,281
Nov-92             14,964                 14,586                14,778                14,978                    15,442
Nov-93             16,463                 16,046                16,380                16,480                    16,849
Nov-94             15,946                 15,542                15,962                15,962                    16,512
Nov-95             18,279                 17,816                18,012                18,012                    18,833
Nov-96             19,112                 18,628                18,705                18,705                    19,899
Nov-97             20,133                 19,230                19,541                19,541                    21,149
May-98             20,695                 20,171                20,021                20,021                    21,896

 * Reflects 2.50% sales charge.
** Reflects applicable contingent deferred sales charge. (Maximum 5.00%)

--------------------------------------------------------------------------------
                          Average Annual Total Return
                                 as of 5/31/98
--------------------------------------------------------------------------------
                                                                         Since
                                                                       Inception
                                            6 Mo.    1 Year    5 Year   (6/2/88)
--------------------------------------------------------------------------------
Investor A (No Load)                        2.93%     7.08%     5.50%     7.55%
--------------------------------------------------------------------------------
Investor A*                                 0.38%     4.39%     4.97%     7.27%
--------------------------------------------------------------------------------
Investor B (No CDSC)                        2.57%     6.34%     4.80%     7.19%
--------------------------------------------------------------------------------
Investor B (CDSC)**                        -2.43%     1.34%     4.64%     7.19%
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Value of a $10,000 Investment
--------------------------------------------------------------------------------

                                                     Lehman Intermediate
 Date              Trust         Institutional      Government Bond Index
 ----              -----         -------------      ----------------------
Jun-88             10,000            10,000                  10,000
Nov-88             10,305            10,305                  10,374
Nov-89             11,339            11,339                  11,666
Nov-90             12,435            12,435                  12,644
Nov-91             14,004            13,972                  14,281
Nov-92             15,056            14,978                  15,442
Nov-93             16,616            16,480                  16,849
Nov-94             16,142            15,910                  16,512
Nov-95             18,564            18,247                  18,833
Nov-96             19,469            19,077                  19,899
Nov-97             20,543            20,050                  21,149
May-98             21,146            20,609                  21,896

--------------------------------------------------------------------------------
                          Average Annual Total Return
                                 as of 5/31/98
--------------------------------------------------------------------------------
                                                                         Since
                                                                       Inception
                                            6 Mo.    1 Year    5 Year   (6/2/88)
--------------------------------------------------------------------------------
Trust                                       3.08%     7.40%     5.81%    7.78%
--------------------------------------------------------------------------------
Institutional                               2.93%     7.09%     5.41%    7.50%
--------------------------------------------------------------------------------

  The ARCH U.S. Government Securities Portfolio is measured against the unmanaged Lehman Brothers Intermediate Government Bond Index, which is generally representative of the total return of intermediate-term U.S. Government securities. Investors are unable to purchase the Index directly, although they can invest in the underlying securities. The performance of the Index does not reflect the deduction of expenses associated with a mutual fund, such as investment management and fund accounting fees. By contrast, the performance of the Portfolio shown on the graph reflects the deduction of fees for these value-added services, as well as the deduction of a 2.50% sales charge on Investor A shares and the applicable contingent deferred sales charge
(CDSC) on Investor B shares.

  PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, SO THAT SHARES OF A PARTICULAR CLASS, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.

  Investor B shares were initially offered on March 1, 1995. The performance figures for Investor B shares for periods prior to such date represent the performance for Investor A shares of the Portfolio, which has been restated to reflect the contingent deferred sales charges payable by holders of Investor B shares who redeem within six years of the date of purchase. Investor B shares are also subject to distribution and service fees at a maximum annual rate of 1.00%. Had these distribution and service fees been reflected, performance would have been reduced.

  Institutional shares were initially offered on June 7, 1994. The performance figures for Institutional shares for periods prior to such date represent the performance for Investor A shares of the Portfolio.

                THE ARCH SHORT-INTERMEDIATE MUNICIPAL PORTFOLIO
  Q. WHAT WERE CONDITIONS LIKE IN THE MUNICIPAL BOND MARKET DURING THE SIX MONTHS ENDED MAY 31, 1998?

  A. The overall bond market performed well as investors' fears of inflation abated. Those fears arose early in the period as investors worried that the Federal Reserve would raise interest rates to keep the economy from overheating. But evidence that the economic crisis in Asia might dampen U.S. exports and that a strong U.S. dollar might hurt U.S. companies' profits overseas allowed the Fed to refrain from such a rate hike. As the Fed's neutral position became clear, bond yields fell, and prices rose. Municipal bond prices also benefited from limited supplies during the period. Municipal bonds with relatively long maturities outperformed shorter-term municipals as well as longer-term Treasuries.

  Q. HOW DID YOU MANAGE THE PORTFOLIO IN THAT ENVIRONMENT?

  A. The Portfolio remained fully invested to take advantage of the relatively positive environment for bonds and for municipal issues in particular. Its average maturity was about 4.5 years at the beginning of the period, and we increased that figure to almost 4.9 years at the end of May as opportunities in the market appeared to justify that extension.

  Q. WHAT WAS THE PORTFOLIO'S AVERAGE CREDIT RATING?

  A. The Portfolio's credit rating increased to AA1, in keeping with its bias toward high credit quality and our view that such issues offer the best trade-off between potential risk and return. Investors as a group continued to favor higher quality issues, reflecting the fact that yields on lower quality issues were not high enough to justify their additional risk.*

  Q. HOW WILL YOU MANAGE THE PORTFOLIO GOING FORWARD?

  A. We will continue to manage the Portfolio with an eye toward providing attractive returns while reducing shareholder risk. We do not anticipate major shifts in interest rates that would call for significant shifts in the Portfolio's average maturity. At the same time, we anticipate that supplies in the tax-exempt market are likely to remain low, helping to support prices of municipal issues.

  In that environment, we will maintain the average maturity of the Portfolio at around 4.75 years. We will also continue to hold high quality issues, reflecting the fact that lower quality issues, do not offer the significant yield advantage that would be needed to compensate for their extra risk.
------
* Portfolio composition is subject to change.

                THE ARCH SHORT-INTERMEDIATE MUNICIPAL PORTFOLIO

--------------------------------------------------------------------------------
Value of $10,000 Investment
--------------------------------------------------------------------------------
                           [LINE GRAPH APPEARS HERE]
                                                         Lehman Municipal Bond
 Date      Investor A (No Load)     Investor A (Load)*         Index-3 year
 ----      --------------------     -----------------          ------------

Jul-95            10,000                   9,747                  10,000
Nov-95            10,080                   9,825                  10,220
Nov-96            10,485                  10,220                  10,713
Nov-97            10,918                  10,641                  11,229
May-98            11,171                  10,888                  11,512




                           -----------------------------------------------------
                                          Average Annual Total Return
                                                 as of 5/31/98
                           -----------------------------------------------------
                                                                        Since
                                                                      Inception
                                                    6 Mo.   1 Year    (7/10/95)
                           -----------------------------------------------------
                            Investor A (No Load)    2.32%    5.27%      3.90%
                           -----------------------------------------------------
                            Investor A*            -0.25%    2.60%      2.99%
                           -----------------------------------------------------

* Reflects 2.50% sales charge.
--------------------------------------------------------------------------------
Value of $10,000 Investment
--------------------------------------------------------------------------------
                           [LINE GRAPH APPEARS HERE]
                                     Lehman Municipal
           Date           Trust     Bond Index-3-Year
           ----           -----     -----------------

          Jul-95          10,000          10,000
          Nov-95          10,213          10,220
          Nov-96          10,636          10,713
          Nov-97          11,103          11,229
          May-98          11,375          11,512


                           -----------------------------------------------------
                                          Average Annual Total Return
                                                 as of 5/31/98
                           -----------------------------------------------------
                                                                        Since
                                                                      Inception
                                                    6 Mo.   1 Year    (7/10/95)
                           -----------------------------------------------------
                            Trust                   2.46%    5.55%      4.56%
                           -----------------------------------------------------


  The ARCH Short-Intermediate Municipal Portfolio is measured against the Lehman Brothers Municipal Bond Index-3 year, an unmanaged index representative of the total return of municipal bonds with remaining maturities of 3 years or less. Investors are unable to purchase the Index directly, although they can invest in the underlying securities. The performance of the Index does not reflect the deduction of expenses associated with a mutual fund, such as investment management and fund accounting fees. By contrast, the performance of the Portfolio shown on the graph reflects the deduction of fees for these value-added services, as well as the deduction of a 2.50% sales charge on Investor A shares. The Portfolio may be subject to certain state and local taxes and, depending on an investor's tax status, the federal alternative minimum tax.

  PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, SO THAT SHARES OF A PARTICULAR CLASS, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.

                  THE ARCH MISSOURI TAX-EXEMPT BOND PORTFOLIO
  Q. WHAT WERE THE CONDITIONS IN THE MISSOURI MUNICIPAL BOND MARKET DURING THE SIX MONTHS ENDED MAY 31, 1998?

  A. As always, conditions in the Missouri municipal market were affected by the overall climate for bonds. Investors early in the period worried that the Federal Reserve would raise interest rates to keep the economy from overheating and triggering higher inflation. But then it became clear that the economic crisis in Asia might dampen U.S. exports and that a strong U.S. dollar might hurt U.S companies' profits overseas. That meant the Fed was able to refrain from boosting interest rates, and the bond market reacted positively, with yields falling and prices rising.

  The broad municipal bond market also benefited from limited supplies of new issues and strong investor demands. Municipal bonds with relatively long maturities outperformed shorter term municipals as well as longer term Treasuries. The Missouri municipal market also benefited from a scant supply of new issues and solid investor demand.

  Q. HOW DID YOU STRUCTURE THE PORTFOLIO IN THAT ENVIRONMENT?

  A. We were able to find attractive opportunities in the Missouri market despite low supplies. We purchased 18- and 20-year bonds to increase the average maturity of the Portfolio, which rose from 6.01 years to almost 7.57 years. That strategy seemed appropriate given the positive environment in the Missouri municipal market and the bond market as a whole. It is worth noting that the Portfolio's assets rose from around $101 million to $106 million during the period. The flow of cash into the Portfolio played a role in preventing its average maturity from rising even further.*

  Q. WHAT WAS THE AVERAGE CREDIT RATING OF THE PORTFOLIO'S HOLDINGS?

  A. We continued to favor high-quality issues, and the Portfolio's average credit rating remained AA1. We believe that high-quality investment-grade municipals are appropriate vehicles for safeguarding shareholders' assets from the risk inherent in lower-rated securities. Moreover, such low-quality issues offered relatively modest yield advantages over higher quality bonds. In our view, the low-quality issues did not offer sufficient additional yield to compensate for their risk.

  Q. WHAT IS YOUR OUTLOOK FOR THE MISSOURI MUNICIPAL BOND MARKET GOING FORWARD?

  A. Low inflation and continued modest economic growth, as well as the supply-demand balance in the Missouri municipal market suggest that the state's municipal issues may continue to offer solid returns to judicious investors. We will continue to invest new cash in longer-term issues to boost the average maturity of the Portfolio. In addition, we will maintain the focus of the Portfolio on high quality issues, with an eye toward protecting shareholder assets in the event that lower-quality issues perform poorly during the coming period.
------
* Portfolio composition is subject to change.

                  THE ARCH MISSOURI TAX-EXEMPT BOND PORTFOLIO

--------------------------------------------------------------------------------
Value of a $10,000 Investment
--------------------------------------------------------------------------------

                           [LINE GRAPH APPEARS HERE]


                                                                                                             Lehman Brothers
              Investor A (No Load)    Investor A (Load)*    Investor B (No CDSC)     Investor B (CDSC)**   Municipal Bond Index
Jul-88             10,000                  9,551                  10,000                    9,500                 10,000
Nov-88             10,523                 10,050                  10,523                   10,023                 10,341
Nov-89             11,622                 11,100                  11,622                   11,222                 11,480
Nov-90             12,320                 11,767                  12,320                   12,020                 12,363
Nov-91             13,493                 12,887                  13,493                   13,193                 13,632
Nov-92             14,833                 14,166                  14,760                   14,560                 14,999
Nov-93             16,393                 15,657                  16,313                   16,213                 16,662
Nov-94             15,387                 14,696                  15,312                   15,312                 15,787
Nov-95             18,221                 17,403                  18,007                   18,007                 18,770
Nov-96             19,024                 18,170                  18,634                   18,634                 19,874
Nov-97             20,217                 19,309                  19,645                   19,645                 21,299
May-98             20,805                 19,871                  20,280                   20,280                 22,104

--------------------------------------------------------------------------------
                          Average Annual Total Return
                                 as of 5/31/98
--------------------------------------------------------------------------------
                                                                   Since
                                                                 Inception
                             6 Mo.      1 Year      5 Year       (7/15/88)
--------------------------------------------------------------------------------
 Investor A (No Load)        3.10%      7.99%       5.69%          7.70%
--------------------------------------------------------------------------------
 Investor A*                -1.54%      3.10%       4.73%          7.20%
--------------------------------------------------------------------------------
 Investor B (No CDSC)        2.78%      7.23%       5.13%          7.42%
--------------------------------------------------------------------------------
 Investor B (CDSC)**        -2.22%      2.23%       4.97%          7.42%
--------------------------------------------------------------------------------
 * Reflexes 4.50% sales charge.
** Reflexes applicable contingent deferred sales charge.
   (Maximum 5.00%)

--------------------------------------------------------------------------------
Value of a $10,000 Investment
--------------------------------------------------------------------------------

                           [LINE GRAPH APPEARS HERE]


                                                      Lehman Brothers
                                  Trust             Municipal Bond Index
          Jul-88                  10,000                   10,000
          Nov-88                  10,523                   10,341
          Nov-89                  11,622                   11,480
          Nov-90                  12,353                   12,363
          Nov-91                  13,546                   13,632
          Nov-92                  14,915                   14,999
          Nov-93                  16,517                   16,662
          Nov-94                  15,535                   15,787
          Nov-95                  18,430                   18,770
          Nov-96                  19,281                   19,874
          Nov-97                  20,531                   21,299
          May-98                  21,164                   22,104


--------------------------------------------------------------------------------
                          Average Annual Total Return
                                 as of 5/31/98
--------------------------------------------------------------------------------
                                                                   Since
                                                                 Inception
                   6 Mo.         1 Year        5 Year            (7/15/88)
--------------------------------------------------------------------------------
 Trust             3.29%         8.29%         5.92%               7.89%
--------------------------------------------------------------------------------


  The ARCH Missouri Tax-Exempt Bond Portfolio is measured against the Lehman Brothers Municipal Bond Index, an unmanaged index representative of the total return of municipal bonds. Investors are unable to purchase the Index directly, although they can invest in the underlying securities. The performance of the Index does not reflect the deduction of expenses associated with a mutual fund, such as investment management and fund accounting fees. By contrast, the performance of the Portfolio shown on the graph reflects the deduction of fees for these value-added services, as well as the deduction of a 4.50% sales charge on Investor A shares and the applicable contingent deferred sales charge
(CDSC) on Investor B shares. The portfolio may be subject to certain state and local taxes and, depending on an investor's tax status, the federal alternative minimum tax.

  PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, SO THAT SHARES OF A PARTICULAR CLASS, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.

  Investor B shares were initially offered on March 1, 1995. The performance figures for Investor B shares for periods prior to such date represent the performance for Investor A shares in the Portfolio, which has been restated to reflect the contingent deferred sales charges payable by holders of Investor B shares who redeem within six years of the date of purchase. Investor B shares are also subject to distribution and service fees at a maximum annual rate of 1.00%. Had these distribution and service fees been reflected, performance would have been reduced.

                   THE ARCH NATIONAL MUNICIPAL BOND PORTFOLIO
  Q. WHAT WERE THE CONDITIONS IN THE MUNICIPAL BOND MARKET DURING THE SIX MONTHS ENDED MAY 31, 1998?

  A. Investors early in the period worried that the Federal Reserve would raise interest rates to keep the economy from overheating and triggering higher inflation. However, it became clear that the economic crisis in Asia might dampen U.S. exports and that a strong U.S. dollar might hurt U.S. companies' profits overseas. Thus, the Fed was able to refrain from boosting interest rates. Once that became clear, bond yields fell, and prices rose. The municipal bond market also benefited from limited supplies and strong demand. Municipal bonds with relatively long maturities outperformed shorter term municipals as well as longer term Treasuries.

  Q. HOW DID YOU MANAGE THE PORTFOLIO IN THAT ENVIRONMENT?

  A. We maintained the average maturity of the Portfolio at around 10 years to take advantage of the favorable conditions in the municipal market. We did so by purchasing securities with 10-year maturities as well as a mix of shorter and longer maturities.*

  Q. WHAT WAS THE AVERAGE CREDIT RATING OF THE PORTFOLIO'S HOLDINGS?

  A. The average credit rating of the Portfolio remained AA1. The Portfolio seeks to maintain a high average credit rating as a matter of policy. Moreover, lower-quality issues during the period did not offer sufficient extra yield to investors to justify accepting the additional risk.

  Q. WHAT IS YOUR STRATEGY GOING FORWARD?

  A. We will seek to continue to maintain the average maturity of the Portfolio at around 10 years in the current environment to capitalize on continued opportunities for solid performance in the municipal market. We also will maintain the Portfolio's policy of investing in high-quality issues to reduce the potential for losses related to excessive credit risk.
------
* Portfolio composition is subject to change.

                   THE ARCH NATIONAL MUNICIPAL BOND PORTFOLIO

--------------------------------------------------------------------------------
Value of a $10,000 Investment
--------------------------------------------------------------------------------
                           [LINE GRAPH APPEARS HERE]

                                                                                                         Lehman Municipal
 Date      Investor A (No Load)   Investor A (Load)*   Investor B (No CDSC)      Investor B (CDSC)**    Bond Index 10-year
 ----      -------------------    ------------------   --------------------      -------------------    ------------------
11/18/96        10,000                   9,551                10,000                    9,500                 10,000
11/30/96        10,073                   9,620                10,070                    9,570                 10,566
11/30/97        10,839                  10,352                10,775                   10,275                 11,311
 5/31/98        11,257                  10,751                11,145                   10,745                 11,741

                                       Average Annual Total Return
                                              as of 5/31/98
                         -------------------------------------------------------
                                                                       Since
                                                                     Inception
                                                  6 Mo.    1 Year    (11/18/96)
                         -------------------------------------------------------
                          Investor A (No Load)    3.85%     9.88%       8.04%
                         -------------------------------------------------------
                          Investor A*            -0.78%     4.93%       4.84%
                         -------------------------------------------------------
                          Investor B (No CDSC)    3.43%     9.13%       7.33%
                         -------------------------------------------------------
                          Investor B (CDSC)**    -1.47%     4.13%       4.80%
                         -------------------------------------------------------

 *  Reflects 4.50% sales charge.
**  Reflects applicable contingent deferred sales charge.
    (Maximum 5.00%)
--------------------------------------------------------------------------------
Value of a $10,000 Investment
--------------------------------------------------------------------------------
                           [LINE GRAPH APPEARS HERE]

                                     Lehman Municipal
                Date      Trust     Bond Index 10-Year
                ----      -----     ------------------

              11/18/96    10,000          10,000
              11/30/96    10,074          10,566
              11/30/97    10,876          11,311
               5/31/98    11,306          11,741

                                 Average Annual Total Return
                                        as of 5/31/98
                       ------------------------------------------------
                                                              Since
                                                            Inception
                                        6 Mo.    1 Year     (11/18/96)
                       ------------------------------------------------
                        Trust           3.95%    10.11%       8.34%
                       ------------------------------------------------


  The ARCH National Municipal Bond Portfolio is measured against the Lehman Brothers Municipal Bond Index-10 year, an unmanaged Index representative of the total return of municipal bonds with remaining maturities of 10 years or less. Investors are unable to purchase the Index directly, although they can invest in the underlying securities. The performance of the index does not reflect the deduction of expenses associated with a mutual fund, such as investment management and fund accounting fees. By contrast, the performance of the Portfolio shown on the graph reflects the deduction of these value-added services, as well as the deduction of a 4.50% sales charge on Investor A shares and the applicable contingent deferred sales charge (CDSC) on Investor B shares. The Portfolio may be subject to certain state and local taxes and, depending on an investor's tax status, the federal alternative minimum tax.

  PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, SO THAT SHARES OF A PARTICULAR CLASS, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.

                 THE ARCH INTERMEDIATE CORPORATE BOND PORTFOLIO
  Q. WHAT ECONOMIC AND MARKET FACTORS AFFECTED INTERMEDIATE BONDS DURING THE SIX-MONTH PERIOD ENDED MAY 31, 1998?

  A. Interest rates declined throughout the bond market during most of the period, with some of the most significant declines occurring in the intermediate-term sector. For example, the yield on a 10-year U.S. Treasury bond fell 30 basis points, from 5.85% to 5.55%. That decline was the result of the Fed's return to a neutral stance from a tightening basis. The Asian financial crisis helped slow economic growth in this country enough to keep inflation under control, and the Fed did not have to raise interest rates.

  Q. WHAT CHANGES DID YOU MAKE TO THE PORTFOLIO IN THAT ENVIRONMENT?

  A. We did not make significant changes to either the Portfolio's average maturity or duration. The average maturity declined slightly, from 6.6 years to
6.4 years, and duration decreased from 4.73 years to 4.65 years. We did not try to anticipate any interest rate changes because income--not capital gains--is the primary objective of this Portfolio.

  Q. WHERE DID YOU FIND THE BEST INVESTMENT OPPORTUNITIES IN THE CORPORATE BOND MARKET DURING THE PERIOD?

  A. We focused primarily on bonds issued by high-quality U.S. industrial corporations such as General Motors (0.99%) and Ford (1.55%). We also purchased securities of such companies as Ameritech (3.66%) and Southwest Bell (1.88%). We avoided bonds issued by large banks because we are concerned about the credit they have extended to foreign corporations and governments in this time of global economic uncertainty. The average credit rating of the Portfolio remains unchanged at AA2.*

  Q. WHAT IS YOUR OUTLOOK FOR THE PORTFOLIO AND THE CORPORATE BOND MARKET GOING FORWARD?

  A. We will continue to look for securities with an A rating or higher. Currently, lower rated securities do not offer enough yield advantage to justify taking additional credit risk. We generally do not try to forecast interest rate changes, so we do not foresee making any major adjustments to the Portfolio's average maturity and duration.
------
* Portfolio composition is subject to change.

                 THE ARCH INTERMEDIATE CORPORATE BOND PORTFOLIO


--------------------------------------------------------------------------------
Value of a $10,000 Investment
--------------------------------------------------------------------------------

                           [LINE GRAPH APPEARS HERE]

                                                                                          Lehman Intermediate
  Date       Investor A (No Load)   Investor A (Load)*    Trust     Institutional         Corporate Bond Index
  ----       --------------------   ------------------    -----     -------------         ---------------------
 2/10/97           10,000                 9,551           10,000        10,000                   10,000
11/30/97           10,648                10,170           10,665        10,660                   10,711
 5/31/98           11,062                10,566           11,097        11,086                   11,132

 * Reflects 4.50% sales charge.
** Reflects applicable contingent deferred sales charge. (Maximum 5.00%)

--------------------------------------------------------------------------------
                          Average Annual Total Return
                                 as of 5/31/98
--------------------------------------------------------------------------------
                                                                     Since
                                                                   Inception
                                                6 Mos.    1 Year   (2/10/97)
--------------------------------------------------------------------------------
Investor A (No Load)                            3.90%     10.33%     8.07%
--------------------------------------------------------------------------------
Investor A*                                    -0.81%      5.40%     4.32%
--------------------------------------------------------------------------------
Trust                                           4.05%     10.76%     8.33%
--------------------------------------------------------------------------------
Institutional                                   4.00%     10.58%     8.25%
--------------------------------------------------------------------------------

  The ARCH Intermediate Corporate Bond Portfolio is measured against the Lehman Brothers Intermediate Corporate Bond Index, an unmanaged Index comprised of the Lehman Brothers Intermediate Index, including intermediate and long-term components, and sub-indices covering AAA Corporates, AA Corporates, A Corporates and BAA Corporates, each of which also include intermediate and long-term components. Investors are unable to purchase the Index directly, although they can invest in the underlying securities. The performance of the Index does not reflect the deduction of expenses associated with a mutual fund, such as investment management and fund accounting fees. By contrast, the performance of the Portfolio shown on the graph reflects the deduction of fees for these value-added services, as well as the deduction of a 4.50% sales charge on Investor A shares.

  PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, SO THAT SHARES OF A PARTICULAR CLASS, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.

                         THE ARCH BOND INDEX PORTFOLIO
  Q. WHAT WERE CONDITIONS LIKE IN THE BOND MARKET DURING THE SIX MONTHS ENDED MAY 31, 1998?

  A. Early in the period, investors were concerned that strong economic growth in the United States might cause the Federal Reserve to raise interest rates to ward off inflation. Such a move would have been bad news for the bond market. But those concerns faded as investors began to suspect that the economic crisis in Asia would put a damper on U.S. exports. The Fed was able to remain neutral, and the bond market rebounded as yields declined. For example, the yields on a 30-year U.S. Treasury Bond fell from 6.04% at the start of the period to 5.80% on May 31, 1998.

  Q. HOW DID THE PORTFOLIO PERFORM DURING THE PERIOD?

  A. The Portfolio holds roughly 125 securities in the same percentage weighting as the Lehman Brothers Aggregate Bond Index across market sectors and maturities. Our objective is to track the performance of that Index very closely, and we were able to do so during the period. The Portfolio's return for the period was 3.89% (Investor A shares without the deduction of any sales charge), which was close to the Index's 4.09% return.*

  Q. WHAT CHANGES OCCURRED IN THE INDEX AND THE PORTFOLIO OVER THE SIX MONTHS ENDED MAY 31, 1998?

  A. The U.S. Treasury has reduced the number of new bond issuances for the year. Therefore, U.S. agencies such as the Federal National Mortgage Association and the Federal Home Loan Mortgage Corporation have begun to issue more bonds to fill the vacancy left in the market. We have increased the Portfolio's exposure to U.S. agency debt, as those bonds became benchmark securities.

  Q. WHAT IS YOUR OUTLOOK FOR THE BOND MARKET?

  A. We expect favorable conditions for the bond market, with economic growth staying strong and inflation remaining low. Such an environment is promising for the Portfolio. However, the Federal Reserve may raise interest rates later this year if it sees any indication of inflation heating up; in that case, we believe the bond market and the Portfolio could suffer a temporary setback. We will continue to track any changes in the sector or maturity components of our benchmark to help ensure that we can fulfill the Portfolio's long-term objective regardless of short-term market conditions.
------
* Portfolio composition is subject to change.

                         THE ARCH BOND INDEX PORTFOLIO

--------------------------------------------------------------------------------
Value of a $10,000 Investment
--------------------------------------------------------------------------------

                           [LINE GRAPH APPEARS HERE]

 Date       Investor A (No Load)   Investor A (Load)*   Trust      Institutional    Lehman Aggregate Bond Index
 ----       -------------------    ------------------   -----      -------------    ---------------------------
 2/10/97           10,000                 9,747         10,000         10,000                 10,000
11/30/97           10,693                10,422         10,715         10,720                 10,823
 5/31/98           11,109                10,828         11,149         11,146                 11,266

 * Reflects 2.50% sales charge.

--------------------------------------------------------------------------------
                          Average Annual Total Return
                                 as of 5/31/98
--------------------------------------------------------------------------------
                                                                         Since
                                                                       Inception
                                                6 Mo.        1 Year    (2/10/97)
--------------------------------------------------------------------------------
Investor A (No Load)                            3.89%        10.55%      8.42%
--------------------------------------------------------------------------------
Investor A*                                     1.30%         7.81%      6.30%
--------------------------------------------------------------------------------
Trust                                           4.05%        10.86%      8.72%
--------------------------------------------------------------------------------
Institutional                                   3.99%        10.81%      8.69%
--------------------------------------------------------------------------------

  The ARCH Bond Index Portfolio is measured against the Lehman Brothers Aggregate Bond Index, an unmanaged Index comprised of the Lehman Brothers Government/Corporate Bond Index and two Lehman Brothers asset-backed securities indices. Investors are unable to purchase the Index directly, although they can invest in the underlying securities. The performance of the Index does not reflect the deduction of expenses associated with a mutual fund, such as investment management and fund accounting fees. By contrast, the performance of the Portfolio shown on the graph reflects the deduction of fees for these value-added services, as well as the deduction of a 2.50% sales charge on Investor A Shares.

  PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, SO THAT SHARES OF A PARTICULAR CLASS, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.

                               TABLE OF CONTENTS

                      Statements of Assets and Liabilities
                                    Page 35

                            Statements of Operations
                                    Page 40

                      Statements of Changes in Net Assets
                                    Page 45

                            Statements of Cash Flows
                                    Page 54

                       Schedules of Portfolio Investments
                                    Page 56

                         Notes to Financial Statements
                                    Page 112

                              Financial Highlights
                                    Page 135

THE ARCH FUND, INC.

                      STATEMENTS OF ASSETS AND LIABILITIES
                                  MAY 31, 1998
                                  (UNAUDITED)

                                                        TREASURY    TAX-EXEMPT
                                       MONEY MARKET   MONEY MARKET MONEY MARKET
                                        PORTFOLIO      PORTFOLIO    PORTFOLIO
                                      --------------  ------------ ------------
              ASSETS:
Investments, at value (cost
 $1,248,423,490; $269,698,968; and
 $146,829,803, respectively)........  $1,248,423,490  $269,698,968 $146,829,803
Cash................................             873           388          128
Interest and dividends receivable...       4,994,900     1,552,399    1,130,713
Receivable for capital shares is-
 sued...............................           2,483            --           --
Prepaid expenses and other assets...          20,310        20,580       10,877
                                      --------------  ------------ ------------
   Total Assets.....................   1,253,442,056   271,272,335  147,971,521
                                      --------------  ------------ ------------
            LIABILITIES:
Distributions payable...............       5,299,501       977,058      399,083
Accrued expenses and other payables:
 Investment advisory fees...........         373,695        76,185       43,696
 Administration fees................          21,102         4,323        2,420
 Distribution and administrative
  services fees.....................         148,428        19,952        8,402
 Directors' fees....................           4,712           698          755
 Other liabilities..................          21,733         1,232        3,292
                                      --------------  ------------ ------------
   Total Liabilities................       5,869,171     1,079,448      457,648
                                      --------------  ------------ ------------
            NET ASSETS:
Capital.............................   1,247,570,310   270,173,929  147,501,713
Undistributed (distributions in ex-
 cess of) net investments income....           7,451         6,076       12,160
Undistributed (distributions in ex-
 cess of) net realized gains........          (4,876)       12,882           --
                                      --------------  ------------ ------------
   Net Assets.......................  $1,247,572,885  $270,192,887 $147,513,873
                                      ==============  ============ ============
Investor A Shares
 Net Assets.........................  $  159,530,996  $ 17,432,701 $ 12,367,555
 Shares.............................     159,530,776    17,432,426   12,367,517
 Offering and redemption price per
  share.............................  $         1.00  $       1.00 $       1.00
                                      ==============  ============ ============
Investor B Shares
 Net Assets.........................  $       70,143  $         -- $         --
 Shares.............................          70,143            --           --
 Offering and redemption price per
  share.............................  $         1.00  $         -- $         --
                                      ==============  ============ ============
Trust Shares
 Net Assets.........................  $1,063,210,739  $252,528,469 $135,146,318
 Shares.............................   1,063,208,452   252,512,210  135,146,285
 Offering and redemption price per
  share.............................  $         1.00  $       1.00 $       1.00
                                      ==============  ============ ============
Institutional Shares
 Net Assets.........................  $   24,761,007  $    231,717 $         --
 Shares.............................      24,760,939       231,709           --
 Offering and redemption price per
  share.............................  $         1.00  $       1.00 $         --
                                      ==============  ============ ============

                       See notes to financial statements

THE ARCH FUND, INC.

                      STATEMENTS OF ASSETS AND LIABILITIES
                                  MAY 31, 1998
                                  (UNAUDITED)

                                         GROWTH &
                                          INCOME      SMALL CAP    INTERNATIONAL
                                          EQUITY        EQUITY        EQUITY
                                        PORTFOLIO     PORTFOLIO      PORTFOLIO
                                       ------------  ------------  -------------
               ASSETS:
Investments, at value (cost
 $442,044,284; $292,334,600; and
 $63,505,893, respectively)..........  $543,744,273  $324,366,874   $80,900,143
Cash.................................        55,486        71,513            --
Foreign currency, at value (cost $0;
 $0; and $216,229, respectively).....            --            --       212,343
Interest and dividends receivable....       462,812       120,509        51,841
Receivable for capital shares issued.         9,749        11,973            --
Receivable for investments sold......     1,075,676     4,590,169       532,555
Tax reclaim receivable...............            --            --        76,584
Deferred organization costs..........            --            --         4,674
Prepaid expenses and other assets....         6,528         5,518         4,985
                                       ------------  ------------   -----------
   Total Assets......................   545,354,524   329,166,556    81,783,125
                                       ------------  ------------   -----------
            LIABILITIES:
Payable to custodian.................            --            --       121,051
Distributions payable................       320,538            --            --
Payable for investments purchased....       413,762       812,342       338,766
Payable for capital shares redeemed..         7,415            --            61
Payable for return of collateral
 received............................    52,872,017    67,632,037            --
Accrued expenses and other payables:
 Investment advisory fees............       235,988       173,470        69,249
 Administration fees.................         8,125         4,283         1,344
 Distribution and administrative
  services fees......................        48,561        14,527         3,503
 Directors' fees.....................         1,621         1,336           269
 Other liabilities...................        92,744        48,662        40,453
                                       ------------  ------------   -----------
   Total Liabilities.................    54,000,771    68,686,657       574,696
                                       ------------  ------------   -----------
             NET ASSETS:
Capital..............................   322,255,193   211,502,125    61,554,475
Undistributed (distributions in
 excess of) net investments income...        (2,634)     (320,958)       50,529
Undistributed (distributions in
 excess of) net realized gains.......    67,401,205    17,266,458     2,218,862
Net unrealized appreciation
 (depreciation) of investments and
 translation of assets and
 liabilities denominated in foreign
 currencies..........................   101,699,989    32,032,274    17,384,563
                                       ------------  ------------   -----------
   Net Assets........................  $491,353,753  $260,479,899   $81,208,429
                                       ============  ============   ===========
Investor A Shares
 Net Assets..........................  $ 50,761,949  $ 15,697,190   $ 3,434,577
 Shares..............................     2,628,223     1,071,170       246,193
 Redemption price per share..........  $      19.31  $      14.65   $     13.95
                                       ============  ============   ===========
Maximum Sales Charge.................          4.50%         4.50%         4.50%
Maximum Offering Price Per Share
 (100%/(100% -- Maximum Sales Charge)
 of net asset value adjusted to the
 nearest cent) per share.............  $      20.22  $      15.34   $     14.61
                                       ============  ============   ===========
Investor B Shares
 Net Assets..........................  $  8,284,277  $  1,664,947   $   633,455
 Shares..............................       434,278       116,478        46,387
 Offering price per share*...........  $      19.08  $      14.29   $     13.66
                                       ============  ============   ===========
Trust Shares
 Net Assets..........................  $324,529,928  $209,713,952   $68,959,777
 Shares..............................    16,738,468    14,150,595     4,897,038
 Offering and redemption price per
  share..............................  $      19.39  $      14.82   $     14.08
                                       ============  ============   ===========
Institutional Shares
 Net Assets..........................  $107,777,599  $ 33,403,810   $ 8,180,620
 Shares..............................     5,580,310     2,287,904       587,404
 Offering and redemption price per
  share..............................  $      19.31  $      14.60   $     13.93
                                       ============  ============   ===========

------
* Redemption price of Investor B Shares varies based on length of time held.
                       See notes to financial statements

THE ARCH FUND, INC.

                      STATEMENTS OF ASSETS AND LIABILITIES
                                  MAY 31, 1998
                                  (UNAUDITED)

                            EQUITY       EQUITY        GROWTH
                            INCOME        INDEX        EQUITY       BALANCED
                          PORTFOLIO     PORTFOLIO    PORTFOLIO     PORTFOLIO
                         ------------  -----------  ------------  ------------
        ASSETS:
Investments, at value
 (cost $101,621,944;
 $51,325,977;
 $80,960,638; and
 $118,335,797,
 respectively).......... $126,192,278  $60,162,247  $112,779,174  $135,771,442
Cash....................       12,958       12,470        19,549         7,746
Interest and dividends
 receivable.............      205,847       77,356        43,221       628,032
Receivable for capital
 shares issued..........        8,821        2,925            28        14,752
Receivable for
 investments sold.......    1,183,325        1,698       544,382            --
Deferred organization
 costs..................       26,808       21,987            --            --
Prepaid expenses and
 other assets...........       20,615       18,894        88,302         4,461
                         ------------  -----------  ------------  ------------
   Total Assets.........  127,650,652   60,297,577   113,474,656   136,426,433
                         ------------  -----------  ------------  ------------
      LIABILITIES:
Distributions payable...      161,659       60,095            --       228,881
Payable for investments
 purchased..............      348,521           --            --        50,354
Payable for capital
 shares redeemed........           --           --           362            --
Payable for return of
 collateral received....   12,359,500   11,247,798    17,869,000     6,917,800
Accrued expenses and
 other payables:
 Investment advisory
  fees..................       74,271       12,532        62,613        83,758
 Administration fees....        1,893          808         1,576         2,130
 Distribution and
  administrative
  services fees.........          402        2,374        67,325        22,257
 Directors' fees........          503           90           180           539
 Other liabilities......       15,070        8,817        18,146        28,421
                         ------------  -----------  ------------  ------------
   Total Liabilities....   12,961,819   11,332,514    18,019,202     7,334,140
                         ------------  -----------  ------------  ------------
      NET ASSETS:
Capital.................   60,029,432   39,434,980    50,022,896   102,879,881
Undistributed
 (distributions in
 excess of) net
 investments income.....       20,306        3,202       (88,101)       31,473
Undistributed
 (distributions in
 excess of) net realized
 gains..................   30,068,761      690,611    13,702,123     8,745,294
Net unrealized
 appreciation
 (depreciation) from
 investments............   24,570,334    8,836,270    31,818,536    17,435,645
                         ------------  -----------  ------------  ------------
   Net Assets........... $114,688,833  $48,965,063  $ 95,455,454  $129,092,293
                         ============  ===========  ============  ============
Investor A Shares
 Net Assets............. $    894,404  $   541,686  $  3,705,017  $ 10,849,319
 Shares.................       85,529       39,835       202,302       864,144
 Redemption price per
  share................. $      10.46  $     13.60  $      18.31  $      12.55
                         ============  ===========  ============  ============
Maximum Sales Charge....         4.50%        2.50%         4.50%         4.50%
Maximum Offering Price
 Per Share
 (100%/(100% -- Maximum
 Sales Charge) of net
 asset value adjusted to
 the nearest cent) per
 share.................. $      10.95  $     13.95  $      19.17  $      13.14
                         ============  ===========  ============  ============
Investor B Shares
 Net Assets............. $    215,021  $        --  $     81,558  $    688,758
 Shares.................       20,572           --         4,462        55,389
 Offering price per
  share*................ $      10.45  $        --  $      18.28  $      12.43
                         ============  ===========  ============  ============
Trust Shares
 Net Assets............. $113,577,295  $39,945,586  $ 85,401,068  $ 45,172,299
 Shares.................   10,853,449    2,936,126     4,661,854     3,596,264
 Offering and
  redemption price per
  share................. $      10.46  $     13.60  $      18.32  $      12.56
                         ============  ===========  ============  ============
Institutional Shares
 Net Assets............. $      2,113  $ 8,477,791  $  6,267,811  $ 72,381,917
 Shares.................          202      623,303       342,377     5,782,913
 Offering and
  redemption price per
  share................. $      10.46  $     13.60  $      18.31  $      12.52
                         ============  ===========  ============  ============

------
* Redemption price of Investor B Shares varies based on length of time held.
                       See notes to financial statements

THE ARCH FUND, INC.

                      STATEMENTS OF ASSETS AND LIABILITIES
                                  MAY 31, 1998
                                  (UNAUDITED)

                                        GOVERNMENT &      U.S.         SHORT-
                                         CORPORATE     GOVERNMENT   INTERMEDIATE
                                            BOND       SECURITIES    MUNICIPAL
                                         PORTFOLIO     PORTFOLIO     PORTFOLIO
                                        ------------  ------------  ------------
               ASSETS:
Investments, at value (cost
 $205,822,601; $127,919,172; and
 $40,615,949, respectively)...........  $212,439,198  $128,667,971  $41,016,431
Cash..................................        11,284        24,876           --
Interest receivable...................     2,032,022     1,237,270      542,756
Receivable for capital shares issued..        23,302            --           --
Deferred organization costs...........            --            --           --
Prepaid expenses and other assets.....         5,409         3,542          646
                                        ------------  ------------  -----------
   Total Assets.......................   214,511,215   129,933,659   41,559,833
                                        ------------  ------------  -----------
             LIABILITIES:
Payable to custodian..................            --            --          181
Distributions payable.................       989,558       505,164      128,602
Payable for capital shares redeemed...            --            --          239
Payable for return of collateral re-
 ceived...............................    10,513,520    23,784,130           --
Accrued expenses and other payables:
 Investment advisory fees.............        77,227        40,201       19,143
 Administration fees..................         3,332         1,736          679
 Distribution and administrative
  services fees.......................         6,496         3,261           --
 Directors' fees......................           494           332          255
 Other liabilities....................        26,877        14,885       32,584
                                        ------------  ------------  -----------
   Total Liabilities..................    11,617,504    24,349,709      181,683
                                        ------------  ------------  -----------
             NET ASSETS:
Capital...............................   196,882,333   105,135,254   40,961,663
Undistributed (distributions in excess
 of) net investments income...........        75,019       258,001           --
Undistributed (distributions in excess
 of) net realized gains...............      (680,238)     (558,104)      16,005
Net unrealized appreciation (deprecia-
 tion) from investments...............     6,616,597       748,799      400,482
                                        ------------  ------------  -----------
Net Assets............................  $202,893,711  $105,583,950  $41,378,150
                                        ============  ============  ===========
Investor A Shares
 Net Assets...........................  $  4,598,969  $  4,725,784  $     1,111
 Shares...............................       440,199       444,153          109
 Redemption price per share...........  $      10.45  $      10.64  $     10.16
                                        ============  ============  ===========
Maximum Sales Charge..................          4.50%         4.50%        4.50%
Maximum Offering Price Per Share
 (100%/(100% -- Maximum Sales Charge)
 of net asset value adjusted to the
 nearest cent) per share..............  $      10.94  $      11.14  $     10.67
                                        ============  ============  ===========
Investor B Shares
 Net Assets...........................  $    578,043  $    497,219  $        --
 Shares...............................        55,214        46,759           --
 Offering price per share*............  $      10.47  $      10.63  $        --
                                        ============  ============  ===========
Trust Shares
 Net Assets...........................  $178,245,781  $ 94,109,527  $41,377,039
 Shares...............................    17,034,374     8,844,367    4,077,347
 Offering and redemption price per
  share...............................  $      10.46  $      10.64  $     10.15
                                        ============  ============  ===========
Institutional Shares
 Net Assets...........................  $ 19,470,918  $  6,251,420  $        --
 Shares...............................     1,860,433       589,562           --
 Offering and redemption price per
  share...............................  $      10.47  $      10.60  $        --
                                        ============  ============  ===========

------
* Redemption price of Investor B Shares varies based on length of time held.
                       See notes to financial statements

THE ARCH FUND, INC.

                      STATEMENTS OF ASSETS AND LIABILITIES
                                  MAY 31, 1998
                                  (UNAUDITED)

                           MISSOURI      NATIONAL    INTERMEDIATE
                          TAX-EXEMPT    MUNICIPAL     CORPORATE        BOND
                             BOND          BOND          BOND         INDEX
                          PORTFOLIO     PORTFOLIO     PORTFOLIO     PORTFOLIO
                         ------------  ------------  ------------  ------------
        ASSETS:
Investments, at value
 (cost $99,626,179;
 $352,117,088;
 $56,123,997; and
 $164,028,202,
 respectively).......... $104,589,798  $365,871,413  $57,645,470   $169,306,283
Cash....................          221           937        3,966         15,741
Interest receivable.....    1,526,574     5,911,740      803,735      1,730,089
Deferred organization
 costs..................           --        24,644       16,785         11,837
Prepaid expenses and
 other assets...........        3,302         5,378           28          8,170
                         ------------  ------------  -----------   ------------
   Total Assets.........  106,119,895   371,814,112   58,469,984    171,072,120
                         ------------  ------------  -----------   ------------
      LIABILITIES:
Distributions payable...      401,554     1,358,348      278,357        808,491
Payable for capital
 shares redeemed........           --         6,830           --             --
Payable for return of
 collateral received....           --            --    3,335,500     14,170,360
Accrued expenses and
 other payables:
 Investment advisory
  fees..................       39,712       170,890       25,234         39,511
 Administration fees....        1,736         6,069        1,643          7,133
 Distribution and
  administrative
  services fees.........        5,721           327          267          1,536
 Directors' fees........          492         1,612          219            690
 Other liabilities......       17,289        21,209       29,049          2,870
                         ------------  ------------  -----------   ------------
   Total Liabilities....      466,504     1,565,285    3,670,269     15,030,591
                         ------------  ------------  -----------   ------------
      NET ASSETS:
Capital.................  100,535,750   352,898,333   53,227,505    150,620,423
Undistributed
 (distributions in
 excess of) net
 investments income.....           --            --        7,399       (184,726)
Undistributed
 (distributions in
 excess of) net realized
 gains..................      154,022     3,596,169       43,338        327,751
Net unrealized
 appreciation
 (depreciation) from
 investments............    4,963,619    13,754,325    1,521,473      5,278,081
                         ------------  ------------  -----------   ------------
   Net Assets........... $105,653,391  $370,248,827  $54,799,715   $156,041,529
                         ============  ============  ===========   ============
Investor A Shares
 Net Assets............. $ 23,607,855  $  1,159,801  $   250,528   $    161,346
 Shares.................    1,971,512       115,125       24,877         15,798
 Redemption price per
  share................. $      11.97  $      10.07  $     10.07   $      10.21
                         ============  ============  ===========   ============
Maximum Sales Charge....         4.50%         4.50%        4.50%          2.50%
Maximum Offering Price
 Per Share
 (100%/(100% -- Maximum
 Sales Charge) of net
 asset value adjusted to
 the nearest cent) per
 share.................. $      12.54  $      10.55  $     10.55   $      10.47
                         ============  ============  ===========   ============
Investor B Shares
 Net Assets............. $  2,045,943  $    371,785  $        --   $         --
 Shares.................      170,954        36,855           --             --
 Offering price per
  share*................ $      11.97  $      10.09  $        --   $         --
                         ============  ============  ===========   ============
Trust Shares
 Net Assets............. $ 79,999,593  $368,717,241  $53,479,160   $150,234,323
 Shares.................    6,679,147    36,570,955    5,312,987     14,730,371
 Offering and
  redemption price per
  share................. $      11.98  $      10.08  $     10.07   $      10.20
                         ============  ============  ===========   ============
Institutional Shares
 Net Assets............. $         --  $         --  $ 1,070,027   $  5,645,860
 Shares.................           --            --      106,282        553,056
 Offering and
  redemption price per
  share................. $         --  $         --  $     10.07   $      10.21
                         ============  ============  ===========   ============

------
* Redemption price of Investor B Shares varies based on length of time held.
                       See notes to financial statements

THE ARCH FUND, INC.

                            STATEMENTS OF OPERATIONS
                     FOR THE SIX MONTHS ENDED MAY 31, 1998
                                  (UNAUDITED)

                                                          TREASURY    TAX-EXEMPT
                                          MONEY MARKET  MONEY MARKET MONEY MARKET
                                           PORTFOLIO     PORTFOLIO    PORTFOLIO
                                          ------------  ------------ ------------
INVESTMENT INCOME:
Interest income.........................  $36,298,277    $6,659,102   $2,958,718
Dividend income.........................           --            --       34,018
                                          -----------    ----------   ----------
   Total income.........................   36,298,277     6,659,102    2,992,736
                                          -----------    ----------   ----------
EXPENSES:
Investment advisory fees................    2,550,322       507,917      344,335
Administration fees.....................    1,275,173       253,961       86,083
Distribution and services fees, Investor
 A Shares...............................      202,238        12,499       17,775
Distribution and services fees, Investor
 B Shares...............................          355            --           --
Administrative services fees, Trust
 Shares.................................    1,360,957       304,660      197,434
Administrative services fees, Institu-
 tional Shares..........................       30,665           288           --
Accounting and custodian fees...........       80,715        17,559       11,725
Legal and audit fees....................       84,350        23,464       10,344
Directors' fees and expenses............        7,913         1,969          969
Transfer agent fees.....................      118,019        33,596       20,745
Registration and filing fees............          599         3,199        3,236
Other fees..............................      123,705        59,100       17,622
                                          -----------    ----------   ----------
Total expenses before voluntary fee re-
 ductions...............................    5,835,011     1,218,212      710,268
Expenses voluntarily reduced............   (1,664,064)     (397,637)    (200,992)
                                          -----------    ----------   ----------
   Net expenses.........................    4,170,947       820,575      509,276
                                          -----------    ----------   ----------
Net investment income...................   32,127,330     5,838,527    2,483,460
                                          -----------    ----------   ----------
REALIZED/UNREALIZED GAINS (LOSSES) FROM
 INVESTMENTS:
Net realized gain (loss) from investment
 transactions...........................           31        12,770           --
                                          -----------    ----------   ----------
Change in net assets resulting from op-
 erations...............................  $32,127,361    $5,851,297   $2,483,460
                                          ===========    ==========   ==========

                       See notes to financial statements

THE ARCH FUND, INC.

                            STATEMENTS OF OPERATIONS
                     FOR THE SIX MONTHS ENDED MAY 31, 1998
                                  (UNAUDITED)

                                          GROWTH &      SMALL CAP   INTERNATIONAL
                                        INCOME EQUITY    EQUITY        EQUITY
                                          PORTFOLIO     PORTFOLIO     PORTFOLIO
                                        -------------  -----------  -------------
INVESTMENT INCOME:
Interest income.......................  $    645,295   $   227,379   $    68,480
Dividend income.......................     3,051,686       724,176       819,545
Income from securities lending........        20,588        71,671            --
Foreign tax withholding...............            --            --      (198,730)
                                        ------------   -----------   -----------
   Total income.......................     3,717,569     1,023,226       689,295
                                        ------------   -----------   -----------
EXPENSES:
Investment advisory fees..............     1,313,960     1,000,333       363,869
Administration fees...................       477,639       266,758        72,774
Distribution and services fees, In-
 vestor A Shares......................        73,405        22,813         4,699
Distribution and services fees, In-
 vestor B Shares......................        36,969         7,974         3,014
Administrative services fees, Trust
 Shares...............................       481,820       323,909        92,372
Administrative services fees, Institu-
 tional Shares........................       150,136        51,020        11,185
Accounting and custodian fees.........        77,650        44,927        63,920
Legal and audit fees..................        39,094        22,327         7,102
Directors' fees and expenses..........         3,458         1,638           364
Transfer agent fees...................        84,459        43,257        10,738
Registration and filing fees..........           582            75         2,730
Other fees............................        21,829        16,439         8,009
                                        ------------   -----------   -----------
Total expenses before voluntary fee
 reductions...........................     2,761,001     1,801,470       640,776
Expenses voluntarily reduced..........      (720,620)     (457,286)     (158,783)
                                        ------------   -----------   -----------
   Net expenses.......................     2,040,381     1,344,184       481,993
                                        ------------   -----------   -----------
Net investment income (loss)..........     1,677,188      (320,958)      207,302
                                        ------------   -----------   -----------
REALIZED/UNREALIZED GAINS (LOSSES)
 FROM INVESTMENTS:
Net realized gain (loss) from foreign
 currency transactions................            --            --      (145,522)
Net realized gain (loss) from invest-
 ment transactions....................    68,665,720    17,739,015     2,364,794
Net change in unrealized gain (loss)
 from translation of assets and lia-
 bilities denominated in foreign cur-
 rencies..............................            --            --        30,411
Net change in unrealized gain (loss)
 from investment transactions.........   (24,508,128)     (686,054)   11,348,139
                                        ------------   -----------   -----------
Net realized/unrealized gains (losses)
 from investments.....................    44,157,592    17,052,961    13,597,822
                                        ------------   -----------   -----------
Change in net assets resulting from
 operations...........................  $ 45,834,780   $16,732,003   $13,805,124
                                        ============   ===========   ===========

                       See notes to financial statements.

THE ARCH FUND, INC.

                            STATEMENTS OF OPERATIONS
                     FOR THE SIX MONTHS ENDED MAY 31, 1998
                                  (UNAUDITED)

                                EQUITY       EQUITY      GROWTH
                                INCOME       INDEX       EQUITY      BALANCED
                              PORTFOLIO    PORTFOLIO    PORTFOLIO    PORTFOLIO
                             ------------  ----------  -----------  -----------
INVESTMENT INCOME:
Interest income............  $    202,562  $   14,013  $    83,481  $ 1,674,779
Dividend income............     1,285,895     304,591      436,725      500,561
Income from securities
 lending...................         3,203       1,112        1,788        8,395
Foreign tax withholding....            --      (2,126)          --           --
                             ------------  ----------  -----------  -----------
   Total income............     1,491,660     317,590      521,994    2,183,735
                             ------------  ----------  -----------  -----------
EXPENSES:
Investment advisory fees...       427,889      59,309      358,277      476,311
Administration fees........       114,105      39,538       95,541      127,018
Distribution and services
 fees, Investor A Shares...           879         632        5,439       15,512
Distribution and services
 fees, Investor B Shares...           771          --          119        2,833
Administrative services
 fees, Trust Shares........       170,044      54,060      129,926       77,096
Administratvie services
 fees, Institutional
 Shares....................             2       4,617        7,911       97,068
Accounting and custodian
 fees......................        19,707      19,042       17,312       31,643
Legal and audit fees.......        11,294      10,002        9,649       14,718
Directors' fees and ex-
 penses....................           817         207          787          728
Transfer agent fees........        16,326       4,518        6,458       18,200
Registration and filing
 fees......................         6,097       4,281        5,868        2,366
Other fees.................        18,710       8,023       17,687        2,931
                             ------------  ----------  -----------  -----------
Total expenses before vol-
 untary fee reductions.....       786,641     204,229      654,974      866,424
Expenses voluntarily re-
 duced.....................      (535,271)   (113,301)     (92,879)    (140,604)
                             ------------  ----------  -----------  -----------
   Net expenses............       251,370      90,928      562,095      725,820
                             ------------  ----------  -----------  -----------
Net investment income
 (loss):...................     1,240,290     226,662      (40,101)   1,457,915
                             ------------  ----------  -----------  -----------
REALIZED/UNREALIZED GAINS
 (LOSSES) FROM INVESTMENTS:
Net realized gain (loss)
 from investment transac-
 tions.....................    30,068,746     691,470   13,702,123    8,788,884
Net change in unrealized
 gain (loss) from invest-
 ment transactions.........   (16,466,504)  3,990,217   (3,214,156)  (1,093,385)
                             ------------  ----------  -----------  -----------
Net realized/unrealized
 gains (losses) from in-
 vestments.................    13,602,242   4,681,687   10,487,967    7,695,499
                             ------------  ----------  -----------  -----------
Change in net assets re-
 sulting from operations...  $ 14,842,532  $4,908,349  $10,447,866  $ 9,153,414
                             ============  ==========  ===========  ===========

                       See notes to financial statements

THE ARCH FUND, INC.

                            STATEMENTS OF OPERATIONS
                     FOR THE SIX MONTHS ENDED MAY 31, 1998
                                  (UNAUDITED)

                                           GOVERNMENT &    U.S.        SHORT-
                                            CORPORATE   GOVERNMENT  INTERMEDIATE
                                               BOND     SECURITIES   MUNICIPAL
                                            PORTFOLIO   PORTFOLIO    PORTFOLIO
                                           ------------ ----------  ------------
INVESTMENT INCOME:
Interest income..........................   $6,418,136  $3,086,654   $ 780,461
Dividend Income..........................       23,609      22,837      17,040
Income from securities lending...........       30,795      14,423          --
                                            ----------  ----------   ---------
   Total income..........................    6,472,540   3,123,914     797,501
                                            ----------  ----------   ---------
EXPENSES:
Investment advisory fees.................      452,505     219,505      99,562
Administration fees......................      201,114      97,558      36,205
Distribution and services fees, Investor
 A Shares................................        7,151       7,688          34
Distribution and services fees, Investor
 B Shares................................        2,599       2,590          --
Administrative services fees, Trust
 Shares..................................      265,788     127,960      54,272
Administrative services fees, Institu-
 tional Shares...........................       27,951       9,911          --
Accounting and custodian fees............       42,999      23,915      10,399
Legal and audit fees.....................       17,037       9,828      13,908
Directors' fees and expenses.............        1,613         546         182
Transfer agent fees......................       28,645      13,650       4,172
Registration and filing fees.............        1,645       1,820       1,523
Other fees...............................       16,196       9,283       9,058
                                            ----------  ----------   ---------
Total expenses before voluntary fee re-
 ductions................................    1,065,243     524,254     229,315
Expenses voluntarily reduced.............     (366,343)   (176,738)   (134,803)
                                            ----------  ----------   ---------
   Net expenses..........................      698,900     347,516      94,512
                                            ----------  ----------   ---------
Net investment income....................    5,773,640   2,776,398     702,989
                                            ----------  ----------   ---------
REALIZED/UNREALIZED GAINS (LOSSES) FROM
 INVESTMENTS:
Net realized gain (loss) from investment
 transactions............................      767,111      46,659      16,005
Net change in unrealized gain (loss) from
 investment transactions.................    1,061,698      80,776     128,115
                                            ----------  ----------   ---------
Net realized/unrealized gains (losses)
 from investments........................    1,828,809     127,435     144,120
                                            ----------  ----------   ---------
Change in net assets resulting from oper-
 ations..................................   $7,602,449  $2,903,833   $ 847,109
                                            ==========  ==========   =========

                       See notes to financial statements

THE ARCH FUND, INC.

                            STATEMENTS OF OPERATIONS
                     FOR THE SIX MONTHS ENDED MAY 31, 1998
                                  (UNAUDITED)

                                MISSOURI    NATIONAL    INTERMEDIATE
                               TAX-EXEMPT   MUNICIPAL    CORPORATE      BOND
                                  BOND        BOND          BOND       INDEX
                               PORTFOLIO    PORTFOLIO    PORTFOLIO   PORTFOLIO
                               ----------  -----------  ------------ ----------
INVESTMENT INCOME:
Interest income..............  $2,635,850  $ 9,281,398   $1,732,993  $4,918,378
Dividend Income..............      70,899       47,709       25,435      29,250
Income from securities
 lending.....................          --           --        3,677      19,259
                               ----------  -----------   ----------  ----------
   Total income..............   2,706,749    9,329,107    1,762,105   4,966,887
                               ----------  -----------   ----------  ----------
EXPENSES:
Investment advisory fees.....     229,117      998,795      140,290     219,450
Administration fees..........     101,831      363,201       51,015     146,301
Distribution and services
 fees, Investor A Shares.....      37,522        1,465          382         157
Distribution and services
 fees, Investor B Shares.....       8,575        1,920           --          --
Administrative services fees,
 Trust Shares................     112,650      542,756       75,902     215,803
Administrative services fees,
 Institutional Shares........          --           --          238       3,491
Accounting and custodian
 fees........................      22,918       63,033       13,726      35,872
Legal and audit fees.........      10,230       29,666        5,164       9,046
Directors' fees and expenses.         728        2,366          207         885
Transfer agent fees..........      16,744       63,700           39      24,273
Registration and filing fees.       1,820       11,102        5,792       2,480
Other fees...................       7,964       37,128       15,849      11,982
                               ----------  -----------   ----------  ----------
Total expenses before
 voluntary fee reductions....     550,099    2,115,132      308,604     669,740
Expenses voluntarily reduced.    (176,072)  (1,478,552)    (205,250)   (446,739)
                               ----------  -----------   ----------  ----------
   Net expenses..............     374,027      636,580      103,354     223,001
                               ----------  -----------   ----------  ----------
Net investment income........   2,332,722    8,692,527    1,658,751   4,743,886
                               ----------  -----------   ----------  ----------
REALIZED/UNREALIZED GAINS
 (LOSSES) FROM INVESTMENTS:
Net realized gain (loss) from
 investment transactions.....     272,590    3,596,137       43,336     327,741
Net change in unrealized gain
 (loss) from investment
 transactions................     663,009    1,960,343      306,881     752,205
                               ----------  -----------   ----------  ----------
Net realized/unrealized gains
 (losses) from investments...     935,599    5,556,480      350,217   1,079,946
                               ----------  -----------   ----------  ----------
Change in net assets
 resulting from operations...  $3,268,321  $14,249,007   $2,008,968  $5,823,832
                               ==========  ===========   ==========  ==========

                       See notes to financial statements

THE ARCH FUND, INC.

                      STATEMENTS OF CHANGES IN NET ASSETS

                                 MONEY MARKET                 TREASURY MONEY
                                   PORTFOLIO                 MARKET PORTFOLIO
                         ------------------------------  --------------------------
                           SIX MONTHS         YEAR        SIX MONTHS       YEAR
                             ENDED           ENDED          ENDED         ENDED
                            MAY 31,       NOVEMBER 30,     MAY 31,     NOVEMBER 30,
                              1998            1997           1998          1997
                         --------------  --------------  ------------  ------------
                          (UNAUDITED)                    (UNAUDITED)
FROM INVESTMENT ACTIVI-
 TIES:
Operations:
 Net investment income.. $   32,127,330  $   48,679,735  $  5,838,527  $  7,771,484
 Net realized gain
  (loss) from investment
  transactions..........             31           1,631        12,770        14,390
                         --------------  --------------  ------------  ------------
Change in net assets
 from operations........     32,127,361      48,681,366     5,851,297     7,785,874
                         --------------  --------------  ------------  ------------
DISTRIBUTIONS TO
 INVESTOR A
 SHAREHOLDERS:
 From net investment in-
  come..................     (3,986,958)     (5,589,497)     (220,740)     (282,566)
 From net realized gain
  on investment transac-
  tions.................             --              --          (432)         (469)
DISTRIBUTIONS TO
 INVESTOR B
 SHAREHOLDERS:
 From net investment in-
  come..................         (1,484)         (2,942)           --            --
DISTRIBUTIONS TO TRUST
 SHAREHOLDERS:
 From net investment in-
  come..................    (27,534,476)    (42,036,602)   (5,612,671)   (7,473,431)
 From net realized gain
  on investment transac-
  tions.................             --              --       (13,834)       (8,023)
DISTRIBUTIONS TO
 INSTITUTIONAL
 SHAREHOLDERS:
 From net investment in-
  come..................       (604,412)     (1,050,694)       (5,116)      (15,487)
 From net realized gain
  on investment transac-
  tions.................             --              --           (12)          (18)
                         --------------  --------------  ------------  ------------
Change in net assets
 from shareholder dis-
 tributions.............    (32,127,330)    (48,679,735)   (5,852,805)   (7,779,994)
                         --------------  --------------  ------------  ------------
Change in net assets
 from capital transac-
 tions..................     18,549,675     404,628,989   (22,100,349)  153,000,904
                         --------------  --------------  ------------  ------------
Change in net assets....     18,549,706     404,630,620   (22,101,857)  153,006,784
NET ASSETS:
 Beginning of period....  1,229,023,179     824,392,559   292,294,744   139,287,960
                         --------------  --------------  ------------  ------------
 End of period.......... $1,247,572,885  $1,229,023,179  $270,192,887  $292,294,744
                         ==============  ==============  ============  ============

                       See notes to financial statements

THE ARCH FUND, INC.

                      STATEMENTS OF CHANGES IN NET ASSETS

                                TAX-EXEMPT                GROWTH & INCOME
                          MONEY MARKET PORTFOLIO         EQUITY PORTFOLIO
                         --------------------------  --------------------------
                          SIX MONTHS       YEAR       SIX MONTHS       YEAR
                            ENDED         ENDED         ENDED         ENDED
                           MAY 31,     NOVEMBER 30,    MAY 31,     NOVEMBER 30,
                             1998          1997          1998          1997
                         ------------  ------------  ------------  ------------
                         (UNAUDITED)                 (UNAUDITED)
FROM INVESTMENT ACTIVI-
 TIES:
Operations:
 Net investment income.. $  2,483,460  $  4,462,657  $  1,677,188  $  3,514,224
 Net realized gain
  (loss) from investment
  transactions..........           --            --    68,665,720    78,993,806
 Net change in
  unrealized gain (loss)
  from investment trans-
  actions...............           --            --   (24,508,128)    9,568,676
                         ------------  ------------  ------------  ------------
Change in net assets
 from operations........    2,483,460     4,462,657    45,834,780    92,076,706
                         ------------  ------------  ------------  ------------
DISTRIBUTIONS TO IN-
 VESTOR A SHAREHOLDERS:
 From net investment in-
  come..................     (192,940)     (476,137)      (57,959)     (285,613)
 In excess of net in-
  vestment income.......           --            --       (81,071)      (66,559)
 From net realized gain
  on investment
  transactions..........           --            --    (7,816,180)   (2,994,148)
DISTRIBUTIONS TO IN-
 VESTOR B SHAREHOLDERS:
 From net investment in-
  come..................           --            --            --       (19,623)
 In excess of net in-
  vestment income.......           --                      (7,014)
 From net realized gain
  on investment
  transactions..........           --            --    (1,082,825)     (278,321)
DISTRIBUTIONS TO TRUST
 SHAREHOLDERS:
 From net investment in-
  come..................   (2,290,520)   (3,986,520)   (1,311,589)   (3,247,480)
 From net realized gain
  on investment
  transactions..........           --            --   (54,343,714)  (27,210,627)
DISTRIBUTIONS TO INSTI-
 TUTIONAL SHAREHOLDERS:
 From net investment in-
  come..................           --            --      (104,372)     (539,466)
 In excess of net in-
  vestment income.......           --            --      (181,771)     (149,417)
 From net realized gain
  on investment transac-
  tions.................           --            --   (15,645,712)   (5,714,817)
                         ------------  ------------  ------------  ------------
Change in net assets
 from shareholder dis-
 tributions.............   (2,483,460)   (4,462,657)  (80,632,207)  (40,506,071)
                         ------------  ------------  ------------  ------------
Change in net assets
 from capital transac-
 tions..................  (11,792,200)   45,596,094    58,611,292   (46,929,826)
                         ------------  ------------  ------------  ------------
Change in net assets....  (11,792,200)   45,596,094    23,813,865     4,640,809
NET ASSETS:
 Beginning of period....  159,306,073   113,709,979   467,539,888   462,899,079
                         ------------  ------------  ------------  ------------
 End of period.......... $147,513,873  $159,306,073  $491,353,753  $467,539,888
                         ============  ============  ============  ============

                       See notes to financial statements

THE ARCH FUND, INC.

                      STATEMENTS OF CHANGES IN NET ASSETS

                                   SMALL CAP                INTERNATIONAL
                               EQUITY PORTFOLIO            EQUITY PORTFOLIO
                           --------------------------  -------------------------
                            SIX MONTHS       YEAR      SIX MONTHS       YEAR
                              ENDED         ENDED         ENDED        ENDED
                             MAY 31,     NOVEMBER 30,    MAY 31,    NOVEMBER 30,
                               1998          1997         1998          1997
                           ------------  ------------  -----------  ------------
                           (UNAUDITED)                 (UNAUDITED)
FROM INVESTMENT ACTIVI-
 TIES:
Operations:
 Net investment income
  (loss).................  $   (320,958) $   (131,925) $   207,302  $    24,596
 Net realized gain (loss)
  from foreign exchange
  transactions...........            --            --     (145,522)    (170,822)
 Net realized gain (loss)
  from investment
  transactions...........    17,739,015    20,891,156    2,364,794    2,787,030
 Net change in unrealized
  gain (loss) from
  foreign exchange
  transactions...........            --            --       30,411   (1,301,985)
 Net change in unrealized
  gain (loss) from
  investment
  transactions...........      (686,054)   21,069,188   11,348,139      238,656
                           ------------  ------------  -----------  -----------
Change in net assets from
 operations..............    16,732,003    41,828,419   13,805,124    1,577,475
                           ------------  ------------  -----------  -----------
DISTRIBUTIONS TO INVESTOR
 A SHAREHOLDERS:
 From net investment
  income.................            --        (4,444)          --      (11,517)
 In excess of net
  investment income......            --            --      (10,138)          --
 From net realized gain
  on investment
  transactions...........    (1,237,432)     (848,322)    (102,677)     (67,022)
DISTRIBUTIONS TO INVESTOR
 B SHAREHOLDERS:
 From net investment
  income.................            --            --           --       (1,047)
 In excess of net
  investment income......            --            --       (1,057)          --
 From net realized gain
  on investment
  transactions...........      (124,532)      (78,682)     (20,585)     (11,381)
DISTRIBUTIONS TO TRUST
 SHAREHOLDERS:
 From net investment
  income.................            --      (128,362)    (234,555)    (156,995)
 In excess of net
  investment income......            --            --           --     (109,629)
 From net realized gain
  on investment
  transactions...........   (17,064,987)  (10,472,317)  (1,964,807)  (1,335,713)
DISTRIBUTIONS TO
 INSTITUTIONAL
 SHAREHOLDERS:
 From net investment
  income.................            --        (2,874)     (13,308)     (26,541)
 In excess of net
  investment income......            --            --      (10,942)          --
 From net realized gain
  on investment
  transactions...........    (2,804,840)   (1,844,024)    (245,038)    (156,272)
                           ------------  ------------  -----------  -----------
Change in net assets from
 shareholder
 distributions...........   (21,231,791)  (13,379,025)  (2,603,107)  (1,876,117)
                           ------------  ------------  -----------  -----------
Change in net assets from
 capital transactions....     3,225,790    16,766,967    4,754,056    4,300,938
                           ------------  ------------  -----------  -----------
Change in net assets.....    (1,273,998)   45,216,361   15,956,073    4,002,296
NET ASSETS:
 Beginning of period.....   261,753,897   216,537,536   65,252,356   61,250,060
                           ------------  ------------  -----------  -----------
 End of period...........  $260,479,899  $261,753,897  $81,208,429  $65,252,356
                           ============  ============  ===========  ===========

                       See notes to financial statements

THE ARCH FUND, INC.

                      STATEMENTS OF CHANGES IN NET ASSETS

                                 EQUITY INCOME               EQUITY INDEX
                                   PORTFOLIO                  PORTFOLIO
                           --------------------------  -------------------------
                            SIX MONTHS      PERIOD     SIX MONTHS      PERIOD
                              ENDED         ENDED         ENDED        ENDED
                             MAY 31,     NOVEMBER 30,    MAY 31,    NOVEMBER 30,
                               1998        1997 (a)       1998        1997 (b)
                           ------------  ------------  -----------  ------------
                           (UNAUDITED)                 (UNAUDITED)
FROM INVESTMENT ACTIVI-
 TIES:
Operations:
 Net investment income...  $  1,240,290  $  2,288,136  $   226,662  $   252,124
 Net realized gain (loss)
  from investment
  transactions...........    30,068,746    26,171,918      691,470       56,897
 Net change in unrealized
  gain (loss) from
  investment
  transactions...........   (16,466,504)   (7,875,618)   3,990,217    4,846,053
                           ------------  ------------  -----------  -----------
Change in net assets from
 operations..............    14,842,532    20,584,436    4,908,349    5,155,074
                           ------------  ------------  -----------  -----------
DISTRIBUTIONS TO INVESTOR
 A SHAREHOLDERS:
 From net investment in-
  come...................        (5,113)       (1,695)      (1,766)        (378)
 In excess of net invest-
  ment income............        (1,011)          (68)        (399)         (81)
 From net realized gain
  on investment
  transactions...........       (34,436)           --         (374)          --
DISTRIBUTIONS TO INVESTOR
 B SHAREHOLDERS:
 From net investment in-
  come...................          (641)         (267)          --           --
 In excess of net invest-
  ment income............          (379)         (200)          --           --
 From net realized gain
  on investment transac-
  tions..................       (26,125)           --           --           --
DISTRIBUTIONS TO TRUST
 SHAREHOLDERS:
 From net investment in-
  come...................    (1,300,440)   (2,205,201)    (216,420)    (243,890)
 From net realized gain
  on investment
  transactions...........   (26,111,109)           --      (57,368)          --
DISTRIBUTIONS TO INSTITU-
 TIONAL SHAREHOLDERS:
 From net investment in-
  come...................           (15)          (19)     (11,932)         (31)
 In excess of net invest-
  ment income............            (1)           --       (4,691)          --
 From net realized gain
  on investment transac-
  tions..................          (233)           --          (14)          --
                           ------------  ------------  -----------  -----------
Change in net assets from
 shareholder distribu-
 tions...................   (27,479,503)   (2,207,450)    (292,964)    (244,380)
                           ------------  ------------  -----------  -----------
Change in net assets from
 share transactions......    (4,898,883)  113,847,701   12,349,130   27,089,854
                           ------------  ------------  -----------  -----------
Change in net assets.....   (17,535,854)  132,224,687   16,964,515   32,000,548
NET ASSETS:
 Beginning of period.....   132,224,687            --   32,000,548           --
                           ------------  ------------  -----------  -----------
 End of period...........  $114,688,833  $132,224,687  $48,965,063  $32,000,548
                           ============  ============  ===========  ===========

------
(a) Period commenced February 27, 1997.
(b) Period commenced May 1, 1997.
                       See notes to financial statements

THE ARCH FUND, INC.

                      STATEMENTS OF CHANGES IN NET ASSETS

                                     GROWTH EQUITY                        BALANCED
                                       PORTFOLIO                          PORTFOLIO
                         ---------------------------------------- --------------------------
                         SIX MONTHS      PERIOD         YEAR       SIX MONTHS       YEAR
                            ENDED        ENDED          ENDED        ENDED         ENDED
                           MAY 31,    NOVEMBER 30,  SEPTEMBER 30,   MAY 31,     NOVEMBER 30,
                            1998        1997 (a)      1997 (b)        1998          1997
                         -----------  ------------  ------------- ------------  ------------
                         (UNAUDITED)                              (UNAUDITED)
FROM INVESTMENT
 ACTIVITIES:
OPERATIONS:
 Net investment income
  (loss)................ $   (40,101) $   (30,253)   $   275,232  $  1,457,915  $  3,173,268
 Net realized gain
  (loss) from investment
  transactions..........  13,702,123    3,407,020      4,917,751     8,788,884    14,346,475
 Net change in
  unrealized gain (loss)
  from investment
  transactions..........  (3,214,156)  (4,228,822)    13,265,621    (1,093,385)     (420,214)
                         -----------  -----------    -----------  ------------  ------------
Change in net assets
 from operations........  10,447,866     (852,055)    18,458,604     9,153,414    17,099,529
                         -----------  -----------    -----------  ------------  ------------
DISTRIBUTIONS TO INVESTOR A
 SHAREHOLDERS:
 From net investment
  income................          --           --       (330,048)     (109,241)     (303,011)
 In excess of net
  investment income.....        (685)          --             --        (6,178)       (1,886)
 From net realized gain
  on investment
  transactions..........          --   (8,120,294)    (3,886,419)   (1,098,018)     (528,296)
DISTRIBUTIONS TO INVESTOR B
 SHAREHOLDERS:
 From net investment
  income................          --           --             --        (2,322)       (8,541)
 In excess of net
  investment income.....          --           --             --        (2,254)       (1,786)
 From net realized gain
  on investment
  transactions..........          --           --             --       (58,233)      (18,182)
DISTRIBUTIONS TO TRUST
 SHAREHOLDERS:
 From net investment
  income................          --           --             --      (637,901)   (1,722,814)
 In excess of net
  investment income.....     (44,963)          --             --            --            --
 From net realized gain
  on investment
  transactions..........          --           --             --    (5,997,694)   (3,475,261)
DISTRIBUTIONS TO INSTITUTIONAL
 SHAREHOLDERS:
 From net investment
  income................          --           --             --      (569,026)   (1,749,881)
 In excess of net
  investment income.....      (2,352)          --             --      (152,495)     (126,370)
 From net realized gain
  on investment
  transactions..........          --           --             --    (6,839,335)   (3,086,347)
                         -----------  -----------    -----------  ------------  ------------
 Change in net assets
  from shareholder
  distributions.........     (48,000)  (8,120,294)    (4,216,467)  (15,472,697)  (11,022,375)
                         -----------  -----------    -----------  ------------  ------------
 Change in net assets
  from capital
  transactions..........  17,802,579    7,260,241       (849,772)    9,012,199    (5,878,946)
                         -----------  -----------    -----------  ------------  ------------
 Change in net assets...  28,202,445   (1,712,108)    13,392,365     2,692,916       198,208
NET ASSETS:
 Beginning of period....  67,253,009   68,965,117     55,572,752   126,399,377   126,201,169
                         -----------  -----------    -----------  ------------  ------------
 End of period.......... $95,455,454  $67,253,009    $68,965,117  $129,092,293  $126,399,377
                         ===========  ===========    ===========  ============  ============

------
(a) Period commenced October 1, 1997.
(b)Formerly the Arrow Equity Portfolio.
                       See notes to financial statements

THE ARCH FUND, INC.

                      STATEMENTS OF CHANGES IN NET ASSETS

                          GOVERNMENT & CORPORATE          U.S. GOVERNMENT
                              BOND PORTFOLIO           SECURITIES PORTFOLIO
                         --------------------------  --------------------------
                                           YEAR                        YEAR
                          SIX MONTHS      ENDED       SIX MONTHS      ENDED
                            ENDED      NOVEMBER 30,     ENDED      NOVEMBER 30,
                         MAY 31, 1998      1997      MAY 31, 1998      1997
                         ------------  ------------  ------------  ------------
                         (UNAUDITED)                 (UNAUDITED)
FROM INVESTMENT
 ACTIVITIES:
OPERATIONS:
 Net investment income.. $  5,773,640  $  9,597,659  $  2,776,398  $ 4,610,849
 Net realized gain
  (loss) from investment
  transactions..........      767,111       (18,762)       46,659     (202,303)
 Net change in
  unrealized gain (loss)
  from investment trans-
  actions...............    1,061,698       653,623        80,776       17,120
                         ------------  ------------  ------------  -----------
Change in net assets
 from operations........    7,602,449    10,232,520     2,903,833    4,425,666
                         ------------  ------------  ------------  -----------
DISTRIBUTIONS TO
 INVESTOR A
 SHAREHOLDERS:
 From net investment in-
  come..................     (130,558)     (259,040)     (138,932)    (323,804)
DISTRIBUTIONS TO
 INVESTOR B
 SHAREHOLDERS:
 From net investment in-
  come..................      (12,413)      (26,993)      (12,243)     (21,080)
DISTRIBUTIONS TO TRUST
 SHAREHOLDERS:
 From net investment in-
  come..................   (5,119,905)   (8,442,748)   (2,446,149)  (3,973,203)
DISTRIBUTIONS TO
 INSTITUTIONAL
 SHAREHOLDERS:
 From net investment in-
  come..................     (510,764)     (868,878)     (179,074)    (292,762)
                         ------------  ------------  ------------  -----------
Change in net assets
 from shareholder dis-
 tributions.............   (5,773,640)   (9,597,659)   (2,776,398)  (4,610,849)
                         ------------  ------------  ------------  -----------
Change in net assets
 from capital transac-
 tions..................    6,155,026    32,534,114    20,007,878   15,810,160
                         ------------  ------------  ------------  -----------
Change in net assets....    7,983,835    33,168,975    20,135,313   15,624,977
NET ASSETS:
 Beginning of period....  194,909,876   161,740,901    85,448,637   69,823,660
                         ------------  ------------  ------------  -----------
 End of period.......... $202,893,711  $194,909,876  $105,583,950  $85,448,637
                         ============  ============  ============  ===========

                       See notes to financial statements

THE ARCH FUND, INC.

                      STATEMENTS OF CHANGES IN NET ASSETS

                              SHORT-INTERMEDIATE         MISSOURI TAX-EXEMPT
                             MUNICIPAL PORTFOLIO           BOND PORTFOLIO
                           -------------------------  --------------------------
                           SIX MONTHS       YEAR       SIX MONTHS       YEAR
                              ENDED        ENDED         ENDED         ENDED
                             MAY 31,    NOVEMBER 30,    MAY 31,     NOVEMBER 30,
                              1998          1997          1998          1997
                           -----------  ------------  ------------  ------------
                           (UNAUDITED)                (UNAUDITED)
FROM INVESTMENT ACTIVI-
 TIES:
OPERATIONS:
 Net investment income...  $   702,989  $ 1,165,256   $  2,332,722  $  4,330,896
 Net realized gain (loss)
  from investment trans-
  actions................       16,005           --        272,590           (31)
 Net change in unrealized
  gain (loss) from in-
  vestment transactions..      128,115       64,888        663,009     1,604,104
                           -----------  -----------   ------------  ------------
Change in net assets from
 operations..............      847,109    1,230,144      3,268,321     5,934,969
                           -----------  -----------   ------------  ------------
DISTRIBUTIONS TO INVESTOR
 A SHAREHOLDERS:
 From net investment in-
  come...................         (410)      (2,039)      (555,964)   (1,104,237)
DISTRIBUTIONS TO INVESTOR
 B SHAREHOLDERS:
 From net investment in-
  come...................           --           --        (31,356)      (36,663)
DISTRIBUTIONS TO TRUST
 SHAREHOLDERS:
 From net investment in-
  come...................     (702,579)  (1,163,217)    (1,745,402)   (3,189,996)
                           -----------  -----------   ------------  ------------
Change in net assets from
 shareholder distribu-
 tions...................     (702,989)  (1,165,256)    (2,332,722)   (4,330,896)
                           -----------  -----------   ------------  ------------
Change in net assets from
 capital transactions....   10,763,883      882,174      4,167,417    17,222,577
                           -----------  -----------   ------------  ------------
Change in net assets.....   10,908,003      947,062      5,103,016    18,826,650
NET ASSETS:
 Beginning of period.....   30,470,147   29,523,085    100,550,375    81,723,725
                           -----------  -----------   ------------  ------------
 End of period...........  $41,378,150  $30,470,147   $105,653,391  $100,550,375
                           ===========  ===========   ============  ============

                       See notes to financial statements

THE ARCH FUND, INC.

                      STATEMENTS OF CHANGES IN NET ASSETS

                                                             INTERMEDIATE
                              NATIONAL MUNICIPAL              CORPORATE
                                BOND PORTFOLIO              BOND PORTFOLIO
                           --------------------------  -------------------------
                            SIX MONTHS       YEAR      SIX MONTHS      PERIOD
                              ENDED         ENDED         ENDED        ENDED
                             MAY 31,     NOVEMBER 30,    MAY 31,    NOVEMBER 30,
                               1998          1997         1998        1997 (a)
                           ------------  ------------  -----------  ------------
                           (UNAUDITED)                 (UNAUDITED)
FROM INVESTMENT
 ACTIVITIES:
OPERATIONS:
 Net investment income...  $  8,692,527  $ 17,725,009  $ 1,658,751  $ 2,185,317
 Net realized gain (loss)
  from investment
  transactions...........     3,596,137    12,555,443       43,336      502,907
 Net change in unrealized
  gain (loss) from
  investment
  transactions...........     1,960,343    (4,335,052)     306,881     (131,490)
                           ------------  ------------  -----------  -----------
Change in net assets from
 operations..............    14,249,007    25,945,400    2,008,968    2,556,734
                           ------------  ------------  -----------  -----------
DISTRIBUTIONS TO INVESTOR
 A SHAREHOLDERS:
 From net investment
  income.................       (22,154)      (22,941)      (7,902)      (7,181)
 From net realized gain
  on investment
  transactions...........       (23,279)         (183)        (294)          --
 In excess of net
  realized gains.........        (1,168)           --       (2,807)          --
DISTRIBUTIONS TO INVESTOR
 B SHAREHOLDERS:
 From net investment
  income.................        (7,286)       (2,703)          --           --
 From net realized gain
  on investment
  transactions...........        (5,469)          (25)          --           --
 In excess of net
  realized gains.........        (8,458)           --           --           --
DISTRIBUTIONS TO TRUST
 SHAREHOLDERS:
 From net investment
  income.................    (8,663,087)  (17,699,373)  (1,646,004)  (2,177,609)
 From net realized gain
  on investment
  transactions...........   (12,517,075)     (115,079)    (497,257)         --
DISTRIBUTIONS TO
 INSTITUTIONAL
 SHAREHOLDERS:
 From net investment
  income.................            --            --       (4,845)        (527)
 From net realized gain
  on investment
  transactions...........            --            --          (53)          --
 In excess of net
  realized gains.........            --            --         (255)          --
                           ------------  ------------  -----------  -----------
Change in net assets from
 shareholder
 distributions...........   (21,247,976)  (17,840,304)  (2,159,162)  (2,185,317)
                           ------------  ------------  -----------  -----------
Change in net assets from
 capital transactions....     9,233,710    49,494,347   10,202,943   44,375,804
                           ------------  ------------  -----------  -----------
Change in net assets.....     2,234,741    57,599,443   10,052,749   44,747,221
NET ASSETS:
 Beginning of period.....   368,014,086   310,414,643   44,747,221           --
                           ------------  ------------  -----------  -----------
 End of period...........  $370,248,827  $368,014,086  $54,799,970  $44,747,221
                           ============  ============  ===========  ===========

------
(a) Period commenced February 10, 1997.

                       See notes to financial statements

THE ARCH FUND, INC.

                       STATEMENT OF CHANGES IN NET ASSETS

                                                           BOND INDEX
                                                            PORTFOLIO
                                                    --------------------------
                                                     SIX MONTHS      PERIOD
                                                       ENDED         ENDED
                                                      MAY 31,     NOVEMBER 30,
                                                        1998        1997 (a)
                                                    ------------  ------------
                                                    (UNAUDITED)
FROM INVESTMENT ACTIVITIES:
OPERATIONS:
 Net investment income............................. $  4,743,886  $  7,163,574
 Net realized gain (loss) from investment transac-
  tions............................................      327,741       279,085
 Net change in unrealized gain (loss) from invest-
  ment transactions................................      752,205     1,574,992
                                                    ------------  ------------
Change in net assets from operations...............    5,823,832     9,017,651
                                                    ------------  ------------
DISTRIBUTIONS TO INVESTOR A SHAREHOLDERS:
 From net investment income........................       (3,159)       (1,698)
 In excess of net investment income................          (73)
 From net realized gain on investment transactions.         (171)           --
 In excess of net realized gains...................          (16)
DISTRIBUTIONS TO TRUST SHAREHOLDERS:
 From net investment income........................   (4,484,692)   (7,161,244)
 In excess of net investment income................     (184,616)
 From net realized gain on investment transactions.     (472,456)           --
DISTRIBUTIONS TO INSTITUTIONAL SHAREHOLDERS:
 From net investment income........................      (71,309)         (632)
 In excess of net investment income................          (37)
 From net realized gain on investment transactions.          (94)           --
                                                    ------------  ------------
Change in net assets from shareholder distribu-
 tions.............................................   (5,216,623)   (7,163,574)
                                                    ------------  ------------
Change in net assets from capital transactions.....   17,033,249   136,546,994
                                                    ------------  ------------
Change in net assets...............................   17,640,458   138,401,071
NET ASSETS:
 Beginning of period...............................  138,401,071            --
                                                    ------------  ------------
 End of period..................................... $156,041,529  $138,401,071
                                                    ============  ============

------
(a) Period commenced February 10, 1997.
                       See notes to financial statements

THE ARCH FUND, INC.

                            STATEMENTS OF CASH FLOWS
                     FOR THE SIX MONTHS ENDED MAY 31, 1998
                                  (UNAUDITED)

                                     SMALL CAP       EQUITY        GROWTH
                                      EQUITY         INDEX         EQUITY
                                     PORTFOLIO     PORTFOLIO      PORTFOLIO
                                   -------------  ------------  -------------
CASH FLOWS FROM OPERATING ACTIVI-
 TIES:
 Interest and dividend income..... $   1,023,226  $    317,590  $     521,994
 Net expenses.....................    (1,344,184)      (90,928)      (562,095)
                                   -------------  ------------  -------------
   Net investment income..........      (320,958)      226,662        (40,101)
ADJUSTMENTS TO RECONCILE NET IN-
 VESTMENT INCOME TO NET CASH PRO-
 VIDED BY OPERATING ACTIVITIES:
 Amortization of
  discount/premium................      (197,004)      (14,012)       (83,480)
 Change in interest and dividend
  receivable......................          (484)      (19,622)        14,526
 Change in accrued expenses and
  other payables..................        25,411        (8,284)        44,912
                                   -------------  ------------  -------------
 Total adjustments................      (172,077)      (41,918)       (24,042)
                                   -------------  ------------  -------------
   Net cash provided by operating
    activities....................      (493,035)      184,744        (64,143)
CASH FLOWS FROM INVESTING ACTIVI-
 TIES:
 Proceeds from securities lend-
  ing.............................        70,665        11,752         18,671
 Proceeds from sales of invest-
  ments...........................   988,804,656    66,318,476    375,785,027
 Purchases of investments.........  (970,296,306)  (78,577,730)  (379,726,651)
                                   -------------  ------------  -------------
   Net cash provided by investing
    activities....................    18,579,015   (12,247,502)    (3,922,953)
CASH FLOWS FROM FINANCING ACTIVI-
 TIES:
 Proceeds from shares issued......    53,356,630    13,846,113     20,973,313
 Cost of shares redeemed..........   (69,196,338)   (1,758,436)   (16,925,383)
 Distributions paid to sharehold-
  ers.............................   (21,231,791)     (271,594)       (48,000)
 Dividends reinvested.............    19,056,373       258,308          6,513
                                   -------------  ------------  -------------
   Net cash used by financing ac-
    tivities......................   (18,015,126)   12,074,391      4,006,443
                                   -------------  ------------  -------------
 Net increase (decrease) in cash..        70,854        11,633         19,347
 Cash at beginning of period......           659           837            202
                                   -------------  ------------  -------------
 Cash at end of period............ $      71,513  $     12,470  $      19,549
                                   =============  ============  =============

------
* The Statements of Cash Flows are provided for the Funds that have significantly participated in securities lending during the period.

                       See notes to financial statements

THE ARCH FUND, INC.

                            STATEMENTS OF CASH FLOWS
                     FOR THE SIX MONTHS ENDED MAY 31, 1998
                                  (UNAUDITED)

                                    GOVERNMENT &       U.S.
                                      CORPORATE     GOVERNMENT       BOND
                                        BOND        SECURITIES      INDEX
                                      PORTFOLIO     PORTFOLIO     PORTFOLIO
                                    -------------  ------------  ------------
CASH FLOWS FROM OPERATING ACTIVI-
 TIES:
 Interest and dividend income...... $   6,472,540  $  3,123,914  $  4,966,887
 Net expenses......................      (698,900)     (347,516)     (223,001)
                                    -------------  ------------  ------------
   Net Investment Income...........     5,773,640     2,776,398     4,743,886
ADJUSTMENTS TO RECONCILE NET IN-
 VESTMENT INCOME TO NET CASH PRO-
 VIDED BY OPERATING ACTIVITIES:
 Amortization of discount/premium..            --            --       (78,501)
 Change in interest receivable.....        13,284      (321,400)     (365,031)
 Change in accrued expenses and
  other payables...................        13,780        14,551        11,540
                                    -------------  ------------  ------------
 Total adjustments.................        27,064      (306,849)     (431,992)
                                    -------------  ------------  ------------
   Net cash provided by operating
    activities.....................     5,800,704     2,469,549     4,311,894
CASH FLOWS FROM INVESTING ACTIVI-
 TIES:
 Proceeds from securities lending..        10,985        24,851        14,806
 Proceeds from sales of invest-
  ments............................   105,883,017    53,688,420    52,090,756
 Purchases of investments..........  (112,150,867)  (73,496,093)  (68,274,841)
                                    -------------  ------------  ------------
   Net cash provided by investing
    activities.....................    (6,256,865)  (19,782,822)  (16,169,279)
CASH FLOWS FROM FINANCING ACTIVI-
 TIES:
 Proceeds from shares issued.......    22,611,168    25,486,075    29,467,459
 Cost of shares redeemed...........   (19,184,753)   (6,785,651)  (12,553,493)
 Distributions paid to sharehold-
  ers..............................    (5,633,711)   (2,669,941)   (5,160,214)
 Dividends reinvested..............     2,674,291     1,307,454       119,283
                                    -------------  ------------  ------------
   Net cash used by financing ac-
    tivities.......................       466,995    17,337,937    11,873,035
                                    -------------  ------------  ------------
Net increase (decrease) in cash....        10,834        24,664        15,650
 Cash at beginning of period.......           450           212            91
                                    -------------  ------------  ------------
 Cash at end of period............. $      11,284  $     24,876  $     15,741
                                    =============  ============  ============

------
* The Statements of Cash Flows are provided for the Funds that have significantly participated in securities lending during the period.

                       See notes to financial statements

THE ARCH FUND, INC.
MONEY MARKET PORTFOLIO

                       SCHEDULE OF PORTFOLIO INVESTMENTS
                                  MAY 31, 1998
                                  (UNAUDITED)




  PRINCIPAL                 SECURITY                   AMORTIZED
   AMOUNT                 DESCRIPTION                     COST
 ----------- -------------------------------------   --------------
 CERTIFICATES OF DEPOSIT (11.1%):
 $20,000,000 Bayerische Landesbank Co., 5.78%,
              7/27/98.............................   $   19,998,147
  40,000,000 Harris Trust, 5.53%, 6/30/98.........       40,000,000
  34,000,000 Rabobank, 5.71%, 10/06/98............       34,022,517
  25,000,000 Wilmington Trust, 5.51%, 6/18/98.....       25,000,000
  20,000,000 Wilmington Trust, 5.60%, 9/3/98......       20,000,000
                                                     --------------
  Total Certificates of Deposit
   (Amortized cost $139,020,664)                        139,020,664
                                                     --------------
 COMMERCIAL PAPER (70.6%):
 Auctions (1.4%):
  17,000,000 Sotheby's Holdings, Inc., 5.62%*,
              6/25/98.............................       16,937,213
                                                     --------------
 Automotive (6.8%):
  44,525,000 Daimler-Benz AG, 5.60%*, 6/12/98.....       44,449,902
  40,000,000 General Motors Corp., 5.63%*,
              6/26/98.............................       39,845,833
                                                     --------------
                                                         84,295,735
                                                     --------------
 Beverages (6.1%):
  47,650,000 Anheuser-Busch Cos., Inc., 5.53%*,
              12/9/98.............................       46,272,187
  30,000,000 Coca-Cola Co., 5.58%*, 6/25/98.......       29,890,000
                                                     --------------
                                                         76,162,187
                                                     --------------
 Electrical & Electronic (2.9%):
  18,100,000 CSC Enterprises, 5.62%*, 6/8/98......       18,080,502
  18,000,000 CSC Enterprises, 5.61%*, 6/5/98......       17,988,940
                                                     --------------
                                                         36,069,442
                                                     --------------
 Financial Services (25.5%):
  30,000,000 General Electric Capital Corp.,
              5.58%*, 6/17/98.....................       29,926,667
  20,000,000 General Electric Capital Corp.,
              5.57%*, 6/30/98.....................       19,911,550
  50,000,000 Household Finance Corp., 5.73%*,
              6/1/98..............................       50,000,000
   8,901,000 Merrill Lynch & Co., 5.66%*, 6/11/98.        8,887,203
  32,000,000 Morgan Stanley Dean Witter, 5.58%*,
              6/26/98.............................       31,877,778
  30,000,000 Newell, Inc., 5.58%*, 6/12/98........       29,949,583
  50,000,000 Norwest Corp., 5.58%*, 6/30/98.......       49,778,471
  50,000,000 Prudential Funding Corp, 5.76%*,
              6/1/98..............................       50,000,000
  48,404,000 Transamerica Corp., 5.59%*, 6/4/98...       48,381,775
                                                     --------------
                                                        318,713,027
                                                     --------------
 Food Products (1.5%):
  19,000,000 H. J. Heinz, 5.70%*, 6/22/98.........       18,937,712
                                                     --------------
 Insurance (3.9%):
  18,550,000 Aetna Services, Inc., 5.63%*,
              6/12/98.............................       18,518,542
  30,000,000 General American Life Insurance Co.,
              5.86%**, 6/1/98.....................       30,000,000
                                                     --------------
                                                         48,518,542
                                                     --------------
 Leasing (4.0%):
  50,000,000 International Lease Finance, 5.73%*,
              6/1/98..............................       50,000,000
                                                     --------------
 Miscellaneous (4.0%):
  50,000,000 Ciesco LP, 5.73%*, 6/1/98............       50,000,000
                                                     --------------
 Natural Gas Utility (2.0%):
  25,000,000 Colonial Pipeline, 5.57%*, 6/5/98....       24,984,750
                                                     --------------
 Photography (2.7%):
  33,460,000 Xerox Credit Corp., 5.59%*, 6/11/98..       33,408,788
                                                     --------------
 Printing & Publishing (2.8%):
  17,000,000 McGraw-Hill, 5.51%*, 9/14/98.........       16,730,763
  18,500,000 McGraw-Hill, 5.51%*, 8/18/98.........       18,282,347
                                                     --------------
                                                         35,013,110
                                                     --------------
 Toys, Games, Children's Vehicles (4.0%):
  50,000,000 Hasbro Corp., 5.75%*, 6/1/98.........       50,000,000
                                                     --------------

                                   Continued

THE ARCH FUND, INC.
MONEY MARKET PORTFOLIO

                  SCHEDULE OF PORTFOLIO INVESTMENTS, CONTINUED
                                  MAY 31, 1998
                                  (UNAUDITED)




  PRINCIPAL                 SECURITY                   AMORTIZED
   AMOUNT                 DESCRIPTION                     COST
 ----------- -------------------------------------   --------------
 COMMERCIAL PAPER, CONTINUED:
 Transportation & Shipping (3.0%):
 $12,400,000 Matson Navigation, 5.59%*, 7/30/98...   $   12,288,025
  25,000,000 Matson Navigation, 5.60%*, 6/18/98...       24,934,833
                                                     --------------
                                                         37,222,858
                                                     --------------
  Total Commercial Paper
   (Amortized cost $880,263,365)..................      880,263,364
                                                     --------------
 CORPORATE BONDS (8.0%):
 Banking (2.0%):
  25,000,000 Bank of America National Trust &
              Savings Association, 5.67%**,
              6/1/98..............................       24,995,423
                                                     --------------
 Financial Services (6.0%):
  25,000,000 Bear Stearns Co., Inc., 5.63%**,
              6/2/98, MTN.........................       25,000,001
  25,000,000 IBM Credit Corp., 5.66%**, 6/1/98,
              MTN.................................       24,998,510
  25,000,000 Merrill Lynch & Co., 5.74%**, 6/1/98,
              MTN.................................       24,999,212
                                                     --------------
                                                         74,997,723
                                                     --------------
  Total Corporate Bonds
   (Amortized cost $99,993,146)...................       99,993,146
                                                     --------------
 U.S. GOVERNMENT AGENCIES (10.4%):
 Federal Farm Credit Bank (2.4%):
  10,000,000 5.60%, 6/1/98........................       10,000,000
  20,000,000 5.50%, 6/1/98........................       20,000,000
                                                     --------------
                                                         30,000,000
                                                     --------------
 Federal Home Loan Bank (1.2%):
  14,305,000 5.57%, 3/9/99........................       14,295,976
                                                     --------------
 Federal National Mortgage Assoc. (5.1%):
  30,000,000 5.52%**, 6/1/98, MTN.................       29,997,650
  10,000,000 5.71%, 9/9/98, MTN...................        9,996,329
  23,900,000 5.52%, 3/26/99, MTN..................       23,884,975
                                                     --------------
                                                         63,878,954
                                                     --------------
 Student Loan Marketing Association (1.7%):
  21,000,000 5.40%, 2/10/99, MTN..................       20,971,386
                                                     --------------
  Total U.S. Government Agencies
   (Amortized cost $129,146,316)..................      129,146,316
                                                     --------------
  Total Investments
   (Amortized cost $1,248,423,490)(a) (100.1%)....    1,248,423,490
  Liabilities in excess of other assets
   (-0.1%)........................................         (850,605)
                                                     --------------
  Total Net Assets (100.0%).......................   $1,247,572,885
                                                     ==============

------
* Effective yield at date of purchase.

** Variable rate investments. The rate presented on the Schedule of Portfolio
   Investments is the rate in effect at May 31, 1998. The date presented reflects the next rate change date.

(a) Cost for federal income tax and financial reporting purposes are the same.

MTN--Medium Term Note

                       See notes to financial statements

THE ARCH FUND, INC.
TREASURY MONEY MARKET PORTFOLIO

                       SCHEDULE OF PORTFOLIO INVESTMENTS
                                  MAY 31, 1998
                                  (UNAUDITED)




  PRINCIPAL                  SECURITY                    AMORTIZED
   AMOUNT                   DESCRIPTION                     COST
 ----------- ----------------------------------------   ------------
 U.S. TREASURY BILLS (68.0%):
 $29,538,000 6/11/98.................................   $ 29,497,617
  39,038,000 6/18/98.................................     38,950,930
  24,282,000 6/25/98.................................     24,199,072
  20,000,000 7/16/98.................................     19,874,125
  10,000,000 7/23/98.................................      9,931,678
   2,497,000 8/13/98.................................      2,471,557
  34,931,000 8/20/98.................................     34,540,209
  18,137,000 9/3/98..................................     17,897,060
   6,614,000 9/10/98.................................      6,520,200
                                                        ------------
  Total U.S. Treasury Bills
   (Amortized cost $183,882,448).....................    183,882,448
                                                        ------------

 U.S. TREASURY NOTES (31.8%):
 $42,224,000 6.25%, 6/30/98..........................     42,260,348
  43,470,000 6.00%, 9/30/98..........................     43,556,172
                                                        ------------
  Total U.S. Treasury Notes
   (Amortized cost $85,816,520)                           85,816,520
                                                        ------------
  Total Investments
   (Amortized cost $269,698,968)(a) (99.8%)              269,698,968
  Other assets in excess of liabilities (0.2%)               493,919
                                                        ------------
  Total Net Assets (100.0%)                             $270,192,887
                                                        ============

------
(a) Cost for federal income tax and financial reporting purposes are the same.

                       See notes to financial statements

THE ARCH FUND, INC.
TAX-EXEMPT MONEY MARKET PORTFOLIO

                       SCHEDULE OF PORTFOLIO INVESTMENTS
                                  MAY 31, 1998
                                  (UNAUDITED)




 PRINCIPAL          SECURITY            AMORTIZED
   AMOUNT          DESCRIPTION             COST
 ---------- ------------------------   ------------
 COMMERCIAL PAPER (11.9%):
 Minnesota (2.7%):
 $4,000,000 Becker, Pollution
             Control Revenue,
             Northern States Power
             Co., Series A, 3.75%,
             5/20/98**..............   $  4,000,000
                                       ------------
 Tennessee (3.4%):
  5,000,000 Tennessee School
             District, 3.65%,
             10/21/98...............      5,000,000
                                       ------------
 Texas (2.4%):
  3,600,000 Houston, 3.50%,
             09/22/98...............      3,600,000
                                       ------------
 Washington (3.4%):
  5,000,000 King County Sewer
             Authority, 3.50%,
             8/19/98................      5,000,000
                                       ------------
  Total Commercial Paper
   (Amortized Cost $17,600,000)          17,600,000
                                       ------------
 MUNICIPAL BONDS (86.6%):
 Alabama (2.0%):
  3,000,000 Parrish Industrial
             Development Board,
             Pollution Control
             Revenue, Alabama Power
             Co. Project, 3.95%*,
             6/1/98.................      3,000,000
                                       ------------
 Arizona (2.4%):
    975,000 Chandler Industrial
             Development Authority,
             Multifamily Housing
             Revenue, Southpark
             Apartments Project,
             3.60%*, 6/3/98,
             Callable on 7/1/08 @
             100 (LOC-CitiBank
             N.A.)..................        975,000
  2,500,000 Maricopa County,
             Pollution Control
             Revenue, Arizona Public
             Service, Co., Series F,
             4.00%*, 6/1/98 (LOC-
             Bank of America
             Northern Trust &
             Savings Association)...      2,500,000
                                       ------------
                                          3,475,000
                                       ------------
 Delaware (3.4%):
  5,000,000 Delaware State Economic
             Development Authority,
             Pollution Control
             Revenue, Ciba-Geigy
             Corp. Project, Series
             A, 4.00%*, 6/1/98 AMT
             (LOC-Union Bank of
             Switzerland)...........      5,000,000
                                       ------------
 Georgia (3.7%):
  2,000,000 Burke County Development
             Authority, Pollution
             Control Revenue,
             Georgia Power Co.,
             4.00%*, 6/1/98, AMT....      2,000,000
  1,700,000 Burke County Development
             Authority, Pollution
             Control Revenue,
             Georgia Power Co., 2nd
             Series, 3.95%*, 6/1/98.      1,700,000
  1,720,000 Polk School District,
             G.O., 4.25%, 02/01/99..      1,727,296
                                       ------------
                                          5,427,296
                                       ------------
 Idaho (2.0%):
  3,000,000 Idaho State, Tax
             Anticipation Notes,
             G.O., 4.63%, 6/30/98...      3,001,709
                                       ------------
 Illinois (3.9%):
  5,800,000 Chicago, O'Hare
             International Airport
             Revenue, American
             Airlines, Inc., 4.00%*,
             6/1/98 (LOC-Royal Bank
             of Canada).............      5,800,000
                                       ------------
 Iowa (7.3%):
  2,000,000 Iowa Finance Authority,
             Solid Waste Disposal
             Revenue, Cedar River
             Paper Co., Series A,
             4.00%*, 6/1/98 AMT
             (LOC-Swiss Bank Corp.).      2,000,000
  4,000,000 Iowa Finance Authority,
             Solid Waste Disposal
             Revenue, Cedar River
             Paper Co., Series A,
             4.00%*, 6/1/98 AMT
             (LOC-Swiss Bank Corp.).      4,000,000
    500,000 Iowa Financial
             Authority, Solid Waste
             Disposal Revenue, Cedar
             River Paper Co.,
             4.00%*, 6/1/98,
             Callable on 12/1/07 @
             100, AMT (LOC-Swiss
             Bank Corp.)............        500,000
  4,275,000 Iowa State, School Cash
             Anticipation Program,
             Series B, 4.25%,
             01/28/99 (FSA Insured).      4,294,044
                                       ------------
                                         10,794,044
                                       ------------

                                   Continued

THE ARCH FUND, INC.
TAX-EXEMPT MONEY MARKET PORTFOLIO

                  SCHEDULE OF PORTFOLIO INVESTMENTS, CONTINUED
                                  MAY 31, 1998
                                  (UNAUDITED)




 PRINCIPAL          SECURITY           AMORTIZED
   AMOUNT         DESCRIPTION             COST
 ---------- -----------------------   ------------
 MUNICIPAL BONDS, CONTINUED:
 Kentucky (6.1%):
 $2,200,000 Daviess County, Solid
             Waste Disposal
             Facilities Revenue,
             Scott Paper Co.,
             Series A, 4.00%*,
             6/1/98, AMT
             (LOC-Kimberly Clark
             Corp.)................   $  2,200,000
  4,250,000 Daviess County, Solid
             Waste Disposal
             Facilities Revenue,
             Scott Paper Co.,
             Series B, 4.00%*,
             6/1/98, AMT...........      4,250,000
  2,500,000 Lexington-Fayette Urban
             County Airport, Series
             A, 4.05%, 7/1/28, AMT.      2,500,000
                                      ------------
                                         8,950,000
                                      ------------
 Louisiana (0.7%):
  1,000,000 Calcasieu Parish
             Industrial Development
             Board, Olin Corp.
             Project, Series B,
             3.95%*, 6/1/98
             (LOC-Wachovia Bank)...      1,000,000
                                      ------------
 Minnesota (1.7%):
  2,450,000 Minneapolis Community
             Development Agency,
             Pollution Control
             Revenue, Northern
             States Power Co.
             Project, 3.90%*,
             6/3/98................      2,450,000
                                      ------------
 Missouri (9.8%):
  1,000,000 Missouri State
             Environmental
             Improvement and Energy
             Resource Authority,
             Pollution Control
             Revenue, Monsanto Co.
             Project, 3.75%*,
             6/3/98................      1,000,000
  3,500,000 Missouri State
             Environmental
             Improvement and Energy
             Resource Authority,
             Pollution Control
             Revenue, Union
             Electric Co., Series
             B, 3.75%, 6/1/98**,
             Callable 6/1/99 @ 100
             (LOC-Union Bank of
             Switzerland)..........      3,500,000
  1,100,000 Missouri State Health &
             Educational Facilities
             Authority, Educational
             Facilities Revenue,
             St. Louis University,
             4.05%*, 12/1/05 (FGIC
             Insured)..............      1,100,000
  1,000,000 Missouri State Health &
             Educational Facilities
             Authority, Educational
             Facilities Revenue,
             Washington University
             Project, Series B,
             3.75%*, 6/3/98.........      1,000,000
  4,900,000 Missouri State Health &
             Educational Facilities
             Authority, Health
             Facilities Revenue,
             Barnes Hospital
             Project, 3.75%*, 6/3/98
             (LOC-Morgan Guaranty
             Trust).................      4,900,000
  3,000,000 Missouri State Health &
             Educational Facilities
             Authority, Health
             Facilities Revenue, St.
             Anthony Medical Center,
             Series B, 3.85%*,
             6/3/98 (ABN AMRO Bank
             Insured)...............      3,000,000
                                       ------------
                                         14,500,000
                                       ------------
 Montana (2.6%):
  2,200,000 Forsyth, Pollution
             Control Revenue,
             Portland General
             Electric, Series B,
             3.75%*, 6/3/98 (LOC-
             Swiss Bank Corp.)......      2,200,000
  1,600,000 Forsyth, Pollution
             Control Revenue,
             Portland General
             Electric, Series D,
             3.85%*, 6/3/98 (LOC-
             Swiss Bank-Corp.)......      1,600,000
                                       ------------
                                          3,800,000
                                       ------------
 New York (5.4%):
  8,000,000 New York City, Revenue
             Anticipation Notes,
             Series A, G.O., 4.50%,
             06/30/98 (LOC-Morgan
             Guaranty Trust,
             Westdeutsche
             Landesbank)............      8,006,176
                                       ------------
 Oregon (1.0%):
  1,500,000 Oregon State, Series 73
             G, G.O., 3.75%*, 6/3/98
             (LOC-Morgan Guaranty
             Trust).................      1,500,000
                                       ------------

                                   Continued

THE ARCH FUND, INC.
TAX-EXEMPT MONEY MARKET PORTFOLIO

                 SCHEDULE OF PORTFOLIO INVESTMENTS, CONTINUED
                                 MAY 31, 1998
                                  (UNAUDITED)




 PRINCIPAL          SECURITY            AMORTIZED
   AMOUNT          DESCRIPTION             COST
 ---------- ------------------------   ------------
 MUNICIPAL BONDS, CONTINUED:
 Pennsylvania (4.1%):
 $6,000,000 Pennsylvania State
             Higher Education
             Facilities Authority,
             College & University
             Revenue, Carnegie
             Mellon University,
             Series C, 4.00%*,
             6/1/98.................   $  6,000,000
                                       ------------
 South Carolina (3.4%):
  5,000,000 Charleston County School
             District, Bond
             Anticipation Notes,
             G.O., 4.00%, 6/30/98
             (SCSDE Insured)........      5,001,773
                                       ------------
 Tennessee (3.4%):
  5,000,000 Memphis, Series A, G.O.,
             3.90%*, 6/3/98.........      5,000,000
                                       ------------
 Texas (19.7%):
  6,000,000 Harris County, Health
             Facilities Development
             Corp., Health, Hospital
             & Nursing Home Revenue,
             Methodist Hospital,
             4.00%*, 6/1/98.........      6,000,000
  3,800,000 North Central Texas
             Health Facilities
             Development Corp.,
             Health, Hospital &
             Nursing Home Revenue,
             Methodist Hospital of
             Dallas, Series B,
             4.10%*, 6/1/98 (MBIA
             Insured)...............      3,800,000
  2,200,000 Port Corpus Christi,
             Port, Airport & Marina
             Revenue, Reynolds
             Metals Co., 3.80%*,
             6/3/98
             (LOC-Westdeutsche
             Landesbank)............      2,200,000
 $6,000,000 Sabine River Authority,
             Pollution Control
             Revenue, Texas
             Utilities Electric Co.,
             Series C, 4.10%*,
             6/1/98, AMT (LOC-Union
             Bank of Switzerland)...   $  6,000,000
  6,000,000 Texas State, Multi-
             Modal-Water Development
             Board, Series A,
             4.00%*, 6/1/98.........      6,000,000
  5,000,000 Texas State, Tax &
             Revenue Anticipation
             Notes, Series A, 4.75%,
             8/31/98................      5,010,805
                                       ------------
                                         29,010,805
                                       ------------
 Utah (4.1%):
  6,000,000 Salt Lake County,
             Pollution Control
             Revenue, SVC Station
             Holdings Project,
             British Petroleum Co.,
             Series B, 4.00%*,
             6/1/98.................      6,000,000
                                       ------------
  Total Municipal Bonds
   (Amortized cost $127,716,803)        127,716,803
                                       ------------
 INVESTMENT COMPANIES (1.0%):
  1,512,000 Federated Tax-Free Fund.      1,512,000
      1,000 Nuveen Tax Exempt Fund..          1,000
                                       ------------
  Total Investment Companies
   (Amortized cost $1,513,000)            1,513,000
                                       ------------
  Total Investments
   (Amortized cost $146,829,803)(a)
   (99.5%)                              146,829,803
  Other assets in excess of
   liabilities (0.5%)                       684,070
                                       ------------
  Total Net Assets (100.0%)            $147,513,873
                                       ============

------
* Variable rate investments. The rate presented on the Schedule of Portfolio Investments is the rate in effect at May 31, 1998. The date presented reflects the next rate change date.
** Put and demand features exist allowing the fund to require the repurchase of the investment within variable time periods ranging from daily, weekly, monthly or semi-annually. Maturity date reflects the next put date.
(a) Cost for federal income tax and financial reporting purposes are the same.
AMT--Alternative Minimum Tax
FSA--Financial Securities Assurance, Inc.
FGIC--Financial Guaranty Insurance Corp.
G.O.--General Obligation
LOC--Letter of Credit
MBIA--Municipal Bond Insurance Association
SCSDE--South Carolina School District Enhancement

                       See notes to financial statements

THE ARCH FUND, INC.
GROWTH & INCOME EQUITY PORTFOLIO

                       SCHEDULE OF PORTFOLIO INVESTMENTS
                                  MAY 31, 1998
                                  (UNAUDITED)


   SHARES
     OR
  PRINCIPAL                  SECURITY                      MARKET
   AMOUNT                   DESCRIPTION                    VALUE
 ----------- ----------------------------------------   ------------
 COMMERCIAL PAPER (5.1%):
 Electrical & Electronic (1.1%):
 $ 5,104,000 Oge Energy, 5.50%, 6/8/98...............   $  5,098,492
                                                        ------------
 Financial Services (4.0%):
  19,702,000 New Center Asset Trust, 5.70%, 6/1/98...     19,702,000
                                                        ------------
  Total Commercial Paper
   (Cost $24,800,492)                                     24,800,492
                                                        ------------
 COMMON STOCKS (94.4%):
 Automotive (1.0%):
     198,400 Republic Industries, Inc.(b)(c).........      4,885,600
                                                        ------------
 Banking (7.2%):
     179,405 Banc One Corp.(c).......................      9,889,700
      72,900 Chase Manhattan Corp. ..................      9,909,843
     100,900 Crestar Financial Corp. ................      5,795,444
     174,950 First Union Corp. ......................      9,676,922
                                                        ------------
                                                          35,271,909
                                                        ------------
 Building Products (1.6%):
     241,100 Sherwin-Williams Co. ...................      8,016,575
                                                        ------------
 Business Services (2.2%):
     325,000 First Data Corp. .......................     10,806,250
                                                        ------------
 Chemicals (5.3%):
     196,600 Ecolab, Inc. ...........................      6,070,025
     212,350 Praxair, Inc. ..........................     10,471,509
     344,000 Solutia, Inc. ..........................      9,438,500
                                                        ------------
                                                          25,980,034
                                                        ------------
 Commercial Services (1.8%):
     200,000 Cendant Corp.(b)........................      4,337,500
     100,000 H & R Block, Inc.(c)....................      4,400,000
                                                        ------------
                                                           8,737,500
                                                        ------------
 Computer & Computer Software (6.1%):
     345,000 Adaptec, Inc.(b)........................      5,239,688
     171,300 Computer Associates International,
              Inc. ..................................      8,993,249
      50,000 Microsoft Corp.(b)......................      4,240,625
      94,000 Network Associates, Inc.(b)(c)..........      5,757,500
     235,825 Oracle Corp.(b).........................      5,571,366
                                                        ------------
                                                          29,802,428
                                                        ------------
 Containers & Packaging (2.6%):
      93,350 Crown Cork & Seal Co., Inc. ........          4,842,531
     150,000 Sealed Air Corp.(b)(c)..............          8,025,000
                                                        ------------
                                                          12,867,531
                                                        ------------
 Electrical & Electronic (6.3%):
     187,000 Analog Devices(b)(c)................          4,616,563
     100,500 General Electric Co. ...............          8,379,188
     250,774 Millipore Corp. ....................          8,369,582
      94,052 W.W. Grainger, Inc. ................          9,928,364
                                                        ------------
                                                          31,293,697
                                                        ------------
 Financial Services (4.8%):
     100,000 H. F. Ahmanson & Co. ...............          7,625,000
     282,000 Heller Financial, Inc.(b)...........          7,860,750
     203,728 SLM Holding Corp. ..................          8,136,387
                                                        ------------
                                                          23,622,137
                                                        ------------
 Food & Beverages (3.7%):
     447,200 IBP, Inc. ..........................          8,664,500
     237,700 PepsiCo, Inc. ......................          9,701,131
                                                        ------------
                                                          18,365,631
                                                        ------------
 Health Care (3.2%):
     142,550 Allergan, Inc. .....................          5,987,100
     300,000 Columbia/HCA Healthcare Corp. ......          9,806,250
                                                        ------------
                                                          15,793,350
                                                        ------------
 Manufacturing - Consumer Goods (2.1%):
     217,627 Newell Co. .........................         10,500,503
                                                        ------------
 Medical Equipment & Services (1.0%):
     139,600 C. R. Bard, Inc. ...................          4,842,375
                                                        ------------
 Office Equipment & Services (2.2%):
     210,004 Avery Dennison Corp. ...............         10,880,832
                                                        ------------
 Oil & Exploration Products & Services (10.2%):
     100,000 Atlantic Richfield Co. .............          7,887,500
     260,000 Baker Hughes, Inc. .................          9,360,000
     194,800 Murphy Oil Corp. ...................          9,800,874
     440,000 Ocean Energy, Inc.(b)(c)............          8,827,500
     260,500 USX-Marathon Group..................          9,117,500
     113,100 Vastar Resources, Inc. .............          5,061,225
                                                        ------------
                                                          50,054,599
                                                        ------------
 Paper & Related (0.9%):
     142,800 Mead Corp. .........................          4,444,650
                                                        ------------

                                   Continued

THE ARCH FUND, INC.
GROWTH & INCOME EQUITY PORTFOLIO

                  SCHEDULE OF PORTFOLIO INVESTMENTS, CONTINUED
                                  MAY 31, 1998
                                  (UNAUDITED)




                             SECURITY                      MARKET
   SHARES                   DESCRIPTION                    VALUE
 ----------- ----------------------------------------   ------------
 COMMON STOCKS, CONTINUED:
 Pharmaceuticals (7.1%):
      93,916 Bristol-Myers Squibb Co. ...............   $ 10,095,970
      63,400 Eli Lilly & Co. ........................      3,895,138
      81,000 Merck & Co., Inc. ......................      9,482,063
     134,856 Schering-Plough Corp. ..................     11,285,761
                                                        ------------
                                                          34,758,932
                                                        ------------
 Printing & Publishing (1.0%):
      76,300 Tribune Co. ............................      5,102,563
                                                        ------------
 Restaurants (1.1%):
     167,820 Tricon Global Restaurants, Inc.(b)......      5,212,909
                                                        ------------
 Retail Stores (6.9%):
     239,517 Consolidated Stores Corp.(b)............      9,146,556
      39,042 Dillards, Inc., Class A.................      1,642,204
      98,800 Nordstrom, Inc.(c)......................      7,119,775
     348,000 Pep Boys--Manny, Moe & Jack.............      7,743,000
     150,000 Wal-Mart Stores, Inc.(c)................      8,278,125
                                                        ------------
                                                          33,929,660
                                                        ------------
 Semiconductors (1.6%):
     127,200 Applied Materials, Inc.(b)(c)...........      4,070,400
     110,000 KLA-Tencor Corp.(b).....................      3,726,250
                                                        ------------
                                                           7,796,650
                                                        ------------
 Telecommunications (6.3%):
     110,000 Ascend Communications, Inc.(b)(c).......      4,750,625
     554,700 DSC Communications Corp.(b)(c)..........      9,481,903
     233,000 Frontier Corp. .........................      7,091,938
     140,000 Tellabs, Inc.(b)(c).....................      9,620,625
                                                        ------------
                                                          30,945,091
                                                        ------------
 Tobacco (1.4%):
     185,500 Philip Morris Companies, Inc. ..........      6,933,063
                                                        ------------
 Transportation & Shipping (2.0%):
      96,500 Burlington Northern Santa Fe(c).........      9,601,750
                                                        ------------
 Utilities - Gas & Electric (2.9%):
     174,500 Consolidated Natural Gas Co. ...........      9,870,156
      94,000 New Century Energies, Inc. .............      4,324,000
                                                        ------------
                                                          14,194,156
                                                        ------------
 Wholesale Distribution (1.9%):
     400,070 Sysco Corp. ..........................        9,326,632
                                                        ------------
  Total Common Stocks
   (Cost $362,267,018).............................      463,967,007
                                                        ------------
 INVESTMENT COMPANIES (0.4%):
   2,160,000 Cash Assets Trust Money
              Market Fund..........................        2,160,000
                                                        ------------
  Total Investment Companies
   (Cost $2,160,000)...............................        2,160,000
                                                        ------------
 SHORT-TERM SECURITIES HELD AS COLLATERAL
 (10.7%):
  16,882,280 Solomon Brothers, 5.65%,
              6/1/98 (Purchased on
              5/29/98, proceeds at
              maturity $16,890,228,
              collateralized by
              $37,309,270 U.S. Treasury
              Notes and Strips, 0.00%-
              11.75%, 11/30/98-8/15/27,
              market value $17,257,066)............       16,882,280
  17,967,247 Greenwich Capital, 5.65%,
              6/1/98 (Purchased on
              5/29/98, proceeds at
              maturity $17,975,706,
              collateralized by
              $39,525,334 various U.S.
              Government Agency
              securities, 0.00%-7.75%,
              5/15/06-5/15/28, market
              value $18,326,592)...................       17,967,247
  17,967,247 Bear Stearns Co., Inc.,
              5.69%, 6/1/98 (Purchased on
              5/29/98, proceeds at
              maturity $17,975,767,
              collateralized by $19,911,881
              various FNMA Remics, 6.50%-
              9.50%, 2/18/04-9/20/24,
              market value $18,326,592)............       17,967,247
                                                        ------------
  Total Short-Term Securities Held as
   Collateral (Cost $52,816,774)...................       52,816,774
                                                        ------------
  Total Investments
   (Cost $442,044,284)(a) (110.6%).................      543,744,273
  Liabilities in excess of other assets (-
   10.6%)..........................................      (52,390,520)
                                                        ------------
  Total Net Assets (100.0%)........................     $491,353,753
                                                        ============

                                   Continued

THE ARCH FUND, INC.
GROWTH AND INCOME EQUITY PORTFOLIO

                  SCHEDULE OF PORTFOLIO INVESTMENTS, CONTINUED
                                  MAY 31, 1998
                                  (UNAUDITED)


------
(a) Represents cost for federal income tax purposes and differs from value by net unrealized appreciation of securities as follows:

      Unrealized appreciation................... $117,641,865
      Unrealized depreciation...................  (15,941,876)
                                                 ------------
      Net unrealized appreciation............... $101,699,989
                                                 ============

(b) Represents non-income producing securities.

(c) A portion of this security was loaned as of May 31, 1998.

                       See notes to financial statements

THE ARCH FUND, INC.
SMALL CAP EQUITY PORTFOLIO

                       SCHEDULE OF PORTFOLIO INVESTMENTS
                                  MAY 31, 1998
                                  (UNAUDITED)


   SHARES
     OR
 PRINCIPAL                   SECURITY                      MARKET
   AMOUNT                  DESCRIPTION                     VALUE
 ---------- -----------------------------------------   ------------
 COMMERCIAL PAPER (0.6%):
 Financial Services (0.6%):
 $1,531,000 New Center Asset Trust, 5.70%, 6/1/98....   $  1,531,000
                                                        ------------
  Total Commercial Paper
   (Cost $1,531,000)                                       1,531,000
                                                        ------------
 COMMON STOCKS (98.0%):
 Advertising (0.6%):
     80,000 Think New Ideas, Inc.(b)(c)..............      1,600,000
                                                        ------------
 Automotive Parts (1.9%):
    131,200 Aftermarket Technology Corp.(b)..........      2,246,800
     95,000 Superior Industries International, Inc. .      2,766,875
                                                        ------------
                                                           5,013,675
                                                        ------------
 Banking (5.9%):
     61,200 Associated Banc-Corp. ...................      3,029,400
     74,000 Bank United Corp., Class A...............      3,700,000
     85,000 Commercial Federal Corp.(c)..............      2,831,563
    180,000 Sovereign Bancorp, Inc.(c)...............      3,183,750
    105,000 St. Paul Bancorp, Inc.(c)................      2,651,250
                                                        ------------
                                                          15,395,963
                                                        ------------
 Business Services (7.0%):
    110,000 Condor Technology Solutions, Inc.(b).....      1,543,438
    121,424 Cotelligent Group, Inc.(b)(c)............      2,443,658
    120,963 Hub Group, Inc., Class A(b)..............      2,585,584
     90,000 Interim Services, Inc.(b)................      2,615,625
    141,500 National Data Corp.(c)...................      5,306,250
    110,000 SunGard Data Systems, Inc.(b)(c).........      3,753,750
                                                        ------------
                                                          18,248,305
                                                        ------------
 Chemicals (6.8%):
     55,200 Cytec Industries, Inc.(b)................      2,704,800
    202,135 M. A. Hanna Co. .........................      4,055,333
     90,736 Minerals Technologies, Inc. .............      4,803,337
     64,500 OM Group, Inc. ..........................      2,676,750
    200,000 RPM, Inc.(c).............................      3,400,000
                                                        ------------
                                                          17,640,220
                                                        ------------
 Coal (1.1%):
    164,000 Zeigler Coal Holding Co. ................      2,982,750
                                                        ------------
 Commercial Services (1.1%):
     67,828 Iron Mountain, Inc.(b)...................      2,816,982
                                                        ------------
 Computer & Computer Software (6.8%):
    200,000 Cognos, Inc.(b)(c)......................       5,150,000
    158,510 Komag, Inc.(b)..........................       1,565,286
    159,000 SPSS, Inc.(b)...........................       3,547,688
    236,565 Systemsoft Corp.(b).....................         443,559
    143,751 Vanstar Corp.(b)(c).....................       2,093,374
    130,088 Zebra Technologies Corp.(b)(c)..........       4,992,127
                                                        ------------
                                                          17,792,034
                                                        ------------
 Consumer Goods & Services (2.2%):
    160,000 Ballantyne of Omaha, Inc.(b)............       2,930,000
     85,000 Kellwood Co.(c).........................       2,810,313
                                                        ------------
                                                           5,740,313
                                                        ------------
 Electrical & Electronic (7.2%):
    235,000 Amkor Technologies, Inc.(b)(c)..........       2,438,125
    132,517 Barnett, Inc.(b)........................       2,401,871
    160,395 CFM Technologies, Inc.(b)...............       1,824,493
    185,000 General Scanning, Inc.(b)...............       2,798,125
    199,792 Kulicke & Soffa Industries, Inc.(b).....       3,421,437
    150,000 PRI Automation, Inc.(b)(c)..............       3,042,188
    105,000 SBS Technologies, Inc.(b)...............       2,887,500
                                                        ------------
                                                          18,813,739
                                                        ------------
 Financial Services (8.3%):
    132,500 Aames Financial Corp.(c)................       1,912,969
     30,000 CCB Financial Corp.(c)..................       3,285,000
     68,000 CMAC Investment Corp.(c)................       4,113,999
     76,000 Finova Group, Inc. .....................       4,203,749
    173,350 Resource Bancshares Mortgage Group,
             Inc.(c)................................       3,022,791
    149,500 Southern Pacific Funding Corp.(b)(c)....       2,298,563
    155,000 Unicapital Corp.(b)(c)..................       2,693,125
                                                        ------------
                                                          21,530,196
                                                        ------------
 Food & Beverages (3.1%):
     63,767 Canandaigua Wine, Inc., Class A(b)(c)...       2,941,252
     70,000 Hormel Foods Corp. .....................       2,353,750
    146,754 Performance Food Group Co.(b)...........       2,751,638
                                                        ------------
                                                           8,046,640
                                                        ------------
 Health Care (2.5%):
    110,000 Allergan, Inc. .........................       4,620,000
     59,100 Ocular Sciences, Inc.(b)................       1,736,063
                                                        ------------
                                                           6,356,063
                                                        ------------

                                   Continued

THE ARCH FUND, INC.
SMALL CAP EQUITY PORTFOLIO

                  SCHEDULE OF PORTFOLIO INVESTMENTS, CONTINUED
                                  MAY 31, 1998
                                  (UNAUDITED)




                             SECURITY                      MARKET
   SHARES                  DESCRIPTION                     VALUE
 ---------- -----------------------------------------   ------------
 COMMON STOCKS, CONTINUED:
 Insurance (1.4%):
    169,600 HCC Insurance Holdings, Inc.(c)..........   $  3,625,200
                                                        ------------
 Investment Companies (1.0%):
    100,766 Sirrom Capital Corp.(c)..................      2,682,895
                                                        ------------
 Machinery & Equipment (1.8%):
     90,000 DT Industries, Inc. .....................      2,607,188
     83,340 Rental Service Corp.(b)..................      2,161,631
                                                        ------------
                                                           4,768,819
                                                        ------------
 Manufacturing - Consumer Goods (2.3%):
     42,928 AptraGroup, Inc. ........................      2,782,271
    100,000 Blyth Industries, Inc.(b)(c).............      3,068,750
                                                        ------------
                                                           5,851,021
                                                        ------------
 Medical Equipment & Services (8.0%):
    165,000 Dentsply International, Inc.(c)..........      5,568,749
    129,650 Hanger Orthopedic Group, Inc.(b).........      2,511,969
    131,000 Maxxim Medical, Inc.(b)..................      3,062,125
    178,400 Penederm, Inc.(b)(c).....................      2,218,850
     63,500 R.P. Scherer Corp.(b)....................      5,242,719
     60,100 ResMed, Inc.(b)(c).......................      2,133,550
                                                        ------------
                                                          20,737,962
                                                        ------------
 Medical Services (7.4%):
     75,020 Alternative Living Services, Inc.(b)(c)..      2,034,918
    193,136 American Oncology Resources, Inc.(b)(c)..      2,462,484
    210,000 Beverly Enterprises, Inc.(b)(c)..........      3,005,625
     36,000 Emeritus Corp.(b)(c).....................        391,500
    114,000 Integrated Health Services, Inc.(b)(c)...      4,239,374
    195,571 Pharmerica, Inc.(b)......................      2,383,522
    285,032 Sun Healthcare Group, Inc.(b)(c).........      4,792,100
                                                        ------------
                                                          19,309,523
                                                        ------------
 Oil & Exploration Products & Services (7.3%):
    262,000 EEX Corp.(b).............................      2,587,250
    130,000 Global Industries Ltd.(b)................      2,770,625
    242,000 IRI International Corp.(b)...............      3,130,875
    174,157 Ocean Energy, Inc. (b)...................      3,494,025
    147,983 Swift Energy Co.(b)(c)...................      2,672,943
    158,000 Union Texas Petroleum Holdings, Inc.(c)..      4,344,999
                                                        ------------
                                                          19,000,717
                                                        ------------
 Paper & Related (0.7%):
     60,000 Caraustar Industries, Inc. ...............   $ 1,841,250
                                                         -----------
 Pharmaceuticals (3.0%):
     92,500 ChiRex, Inc.(b)(c)........................     1,965,625
    145,000 Shire Pharmaceuticals Group PLC ADR(b)(c).     2,827,500
     85,000 Zonagen, Inc.(b)(c).......................     3,102,500
                                                         -----------
                                                           7,895,625
                                                         -----------
 Restaurants (1.1%):
     90,000 Brinker International, Inc.(b)(c).........     1,957,500
    100,000 Ryan's Family Steak Houses, Inc.(b).......     1,018,750
                                                         -----------
                                                           2,976,250
                                                         -----------
 Retail Stores (3.3%):
     73,000 Discount Auto Parts, Inc.(b)(c)...........     1,875,188
    115,000 Marks Bros. Jewelers, Inc.(b).............     2,055,625
    166,153 Petco Animal Supplies, Inc.(b)............     3,219,214
    330,072 The Bombay Company, Inc.(b)...............     1,444,065
                                                         -----------
                                                           8,594,092
                                                         -----------
 Semiconductors (1.1%):
    104,246 Photronics, Inc.(b)(c)....................     2,749,488
                                                         -----------
 Steel (1.5%):
    179,000 AK Steel Holding Corp.(c).................     3,333,875
    100,397 J&L Specialty Steel, Inc. ................       702,779
                                                         -----------
                                                           4,036,654
                                                         -----------
 Telecommunications (1.9%):
    110,000 IXC Communications, Inc.(b)(c)............     4,795,313
                                                         -----------
 Transportation (0.8%):
    175,000 Dynamex, Inc.(b)(c).......................     2,187,500
                                                         -----------
 Utility - Electricity (0.9%):
     75,000 Cleco Corp. ..............................     2,245,313
                                                         -----------
  Total Common Stocks
  (Cost $223,242,228)                                    255,274,502
                                                         -----------

                                   Continued

THE ARCH FUND, INC.
SMALL CAP EQUITY PORTFOLIO

                  SCHEDULE OF PORTFOLIO INVESTMENTS, CONTINUED
                                  MAY 31, 1998
                                  (UNAUDITED)





   SHARES
     OR
  PRINCIPAL                        SECURITY                          MARKET
   AMOUNT                         DESCRIPTION                         VALUE
 ----------- ----------------------------------------------------  -----------
 SHORT-TERM SECURITIES HELD AS COLLATERAL (25.9%)
  21,595,222 Solomon Brothers, 5.65%. 6/1/98 (Purchased on
              5/29/98, proceeds at maturity $21,605,390,
              collateralized by $47,724, 715 U.S. Treasury Notes
              and Strips. 0.00%, 11.75%, 11/30/98-8/15/27, market
              value $22,074,636..................................  $21,595,222
  22,983,075 Greenwich Capital, 5.65%, 6/1/98 (Purchased on
              5/29/98, proceeds at maturity $22,993,896,
              collateralized by $50,559,427 various U.S.
              Government Agency securities, 0.00%-7.75%, 5/15/06-
              5/15/28, market value $23,442,736).................   22,983,075
  22,983,075 Bear Stearns Co., Inc., 5.69%, 8/1/98 (Purchased on
              5/29/98, proceeds at maturity $22,993,973,
              collateralized by $25,470,583 various FNMA Remics,
              6.50%-9.50%, 2/18/04-9/20/24, market value
              $23,442,736.......................................   $ 22,983,075
                                                                   ------------
  Total Short-Term Securities Held as Collateral (Cost
   $67,561,372)                                                      67,561,372
                                                                   ------------
  Total Investments
   (Cost $292,334,600)(a) (124.5%)                                  324,366,874
  Liabilities in excess of other assets
   (- 24.5%)                                                         63,886,975
                                                                   ------------
  Total Net Assets (100.0%)                                        $260,479,899
                                                                   ============

------
(a) Represents cost for federal income tax purposes and differs from value by net unrealized appreciation of securities as follows:

      Unrealized appreciation.................. $ 49,153,942
      Unrealized depreciation..................  (17,121,668)
                                                ------------
      Net Unrealized appreciation.............. $ 32,032,274
                                                ============

(b) Represents non-income producing securities.

(c) A portion of this security was loaned as of May 31, 1998.

ADR--American Depositary Receipt
PLC--Public Limited Company

                       See notes to financial statements

THE ARCH FUND, INC.
INTERNATIONAL EQUITY PORTFOLIO

                       SCHEDULE OF PORTFOLIO INVESTMENTS
                                  MAY 31, 1998
                                  (UNAUDITED)




                                  SECURITY                             MARKET
 SHARES                         DESCRIPTION                             VALUE
 ------- ---------------------------------------------------------   -----------
 COMMON STOCKS (95.8%):
 AUSTRALIA (2.8%):
 Banking (0.8%):
  92,800 Australia & New Zealand Banking Group Ltd. ..............   $   659,162
                                                                     -----------
 Diversified Operations (0.7%):
 159,000 Southcorp Holdings, Ltd..................................       571,962
                                                                     -----------
 Oil & Gas Exploration, Production, & Services (0.8%):
 363,000 Oil Search Limited.......................................       673,022
                                                                     -----------
 Telecommunications (0.5%):
 164,000 Telstra Corp. Ltd.(b)....................................       386,245
                                                                     -----------
  Total Australia                                                      2,290,391
                                                                     -----------
 FINLAND (3.3%):
 Banking (1.5%):
 190,000 Merita Ltd. .............................................     1,195,829
                                                                     -----------
 Telecommunications (1.8%):
  22,400 Nokia Oyj, Class A.......................................     1,475,969
                                                                     -----------
  Total Finland                                                        2,671,798
                                                                     -----------
 FRANCE (12.5%):
 Banking (1.2%):
   5,000 Societe Generale.........................................       990,339
                                                                     -----------
 Computer Software (0.9%):
   5,796 Cerg Finance(b)..........................................       736,271
                                                                     -----------
 Electrical & Electronic (1.6%):
  15,500 Schneider SA(b)..........................................     1,310,924
                                                                     -----------
 Financial Services (0.9%):
   7,500 Paribas..................................................       764,692
                                                                     -----------
 Hotels & Lodging (1.6%):
   4,750 Accor SA(b)..............................................     1,302,860
                                                                     -----------
 Insurance (1.5%):
  11,000 Axa Uap..................................................     1,252,089
                                                                     -----------
 Metals - Fabrication (1.3%):
   2,020 Compagnie Generale D'Industrie Participations............     1,053,420
                                                                     -----------
 Oil Companies - Integrated (1.5%):
   9,500 Total SA, Class B........................................     1,179,799
                                                                     -----------
 Telecommunications (2.0%):
   7,500 Alcatel-Alsthom (Cie Gen El)(b)..........................     1,604,599
                                                                     -----------
  Total France                                                        10,194,993
                                                                     -----------
 GERMANY (9.8%):
 Automotive (1.6%):
  13,000 Daimler-Benz AG..........................................     1,311,084
                                                                     -----------
 Banking (0.7%):
   6,600 Deutsche Bank AG.........................................       568,634
                                                                     -----------
 Computer Software (1.9%):
   2,700 SAP AG...................................................     1,499,327
                                                                     -----------
 Diversified Operations (1.3%):
  16,500 Veba AG..................................................     1,084,698
                                                                     -----------
 Insurance (1.4%):
     101 Allianz AG New(b)........................................        31,669
   3,450 Allianz AG, Registered(b)................................     1,091,429
                                                                     -----------
                                                                       1,123,098
                                                                     -----------
 Machinery & Equipment (2.2%):
   1,840 Mannesmann AG(b).........................................     1,800,987
                                                                     -----------
 Telecommunications (0.7%):
     685 Mobilcom AG..............................................       541,376
                                                                     -----------
  Total Germany                                                        7,929,204
                                                                     -----------
 GREECE (0.7%):
 Telecommunications (0.7%):
  19,400 Hellenic Telecommunication Organization..................       570,213
                                                                     -----------
  Total Greece                                                           570,213
                                                                     -----------
 HONG KONG (1.3%):
 Banking (0.6%):
  20,000 HSBC Holdings PLC........................................       485,224
                                                                     -----------
 Construction (0.5%):
 168,000 Cheung Kong Infrastructure...............................       372,900
                                                                     -----------
 Diversified - Conglomerates, Holding Companies (0.2%):
  70,000 Citic Pacific Ltd. ......................................       170,280
                                                                     -----------
 Financial Services (0.0%):
 418,200 Peregrine Investment Holdings Ltd. ......................            --
                                                                     -----------
  Total Hong Kong                                                      1,028,404
                                                                     -----------
 ITALY (8.2%):
 Banking (1.5%):
 219,600 Credito Italiano Spa.....................................     1,225,625
                                                                     -----------
 Financial Services (1.3%):
 170,000 Banca Fideuram Spa.......................................     1,064,919
                                                                     -----------
 Insurance (1.7%):
 453,000 Istituto Nazionale Delle Assicurazioni (INA)(b)..........     1,411,757
                                                                     -----------

                                   Continued

THE ARCH FUND, INC.
INTERNATIONAL EQUITY PORTFOLIO

                  SCHEDULE OF PORTFOLIO INVESTMENTS, CONTINUED
                                  MAY 31, 1998
                                  (UNAUDITED)




                                  SECURITY                             MARKET
 SHARES                         DESCRIPTION                             VALUE
 ------- ---------------------------------------------------------   -----------
 COMMON STOCKS, CONTINUED:
 ITALY, CONTINUED:
 Miscellaneous Manufacturing (1.4%):
 338,000 Pirelli Spa..............................................   $ 1,115,893
                                                                     -----------
 Oil & Gas Exploration, Production, & Services (0.6%):
  70,000 Eni Spa(b)...............................................       493,761
                                                                     -----------
 Telecommunications (1.7%):
 177,800 Telecom Italia Spa(b)....................................     1,344,532
                                                                     -----------
  Total Italy                                                          6,656,487
                                                                     -----------
 JAPAN (11.0%):
 Automotive Parts & Equipment (0.4%):
  12,000 Autobacs Seven Co. Ltd. .................................       355,934
                                                                     -----------
 Banking (0.7%):
  96,000 Sakura Bank Ltd. ........................................       284,747
  60,000 Toyo Trust & Banking.....................................       313,932
                                                                     -----------
                                                                         598,679
                                                                     -----------
 Computer Services (0.4%):
  15,800 CSK Corp. ...............................................       351,200
                                                                     -----------
 Computer Software (1.1%):
  12,100 Meitec...................................................       413,041
      12 NTT Data Corp. ..........................................       481,507
                                                                     -----------
                                                                         894,548
                                                                     -----------
 Cosmetics & Toiletries (0.4%):
  12,000 Aderans Co. Ltd. ........................................       292,715
                                                                     -----------
 Electrical & Electronic (3.0%):
  54,000 Fujikura Ltd. ...........................................       246,296
  22,000 Minebea Co. Ltd. ........................................       225,613
   5,000 Rohm Co. Ltd. ...........................................       519,611
   6,000 Secom Co. Ltd. ..........................................       340,779
   8,700 Shinko Electric Industries...............................       365,417
   4,900 Sony Corp. ..............................................       413,741
  28,000 Taiyo Yuden Co. Ltd. ....................................       329,376
                                                                     -----------
                                                                       2,440,833
                                                                     -----------
 Financial Services (1.7%):
 113,000 Daiwa Securities Co. Ltd. ...............................       429,769
   5,000 JAFCO Co. Ltd. ..........................................       153,358
   2,860 Nichiei Co. Ltd. ........................................       191,953
   5,100 Orix Corp. ..............................................       331,621
   1,100 Shohkoh Fund & Co. Ltd. .................................       281,817
                                                                     -----------
                                                                       1,388,518
                                                                     -----------
 Metals - Fabrication (0.4%):
 196,000 Sumitoma Metal Industries................................       304,117
 Office Automation & Equipment (0.5%):
  17,000 Canon, Inc. .............................................       404,864
                                                                     -----------
 Paper Products (0.4%):
   7,600 Uni-Charm Corp. .........................................       282,467
                                                                     -----------
 Real Estate (0.4%):
  72,000 Sumitomo Realty & Development Co. Ltd. ..................       338,267
                                                                     -----------
 Recreation (0.5%):
   4,300 Nintendo Co. Ltd. .......................................       401,869
                                                                     -----------
 Retail Stores (0.7%):
   5,900 Ryohin Keikaku Co. Ltd. .................................       527,983
                                                                     -----------
 Telecommunications (0.4%):
      39 Nippon Telegraph & Telephone Corp. ......................       320,860
                                                                     -----------
  Total Japan                                                          8,902,854
                                                                     -----------
 NETHERLANDS (7.6%):
 Consumer Goods & Services (1.4%):
  25,000 Hagemeyer NV.............................................     1,122,393
                                                                     -----------
 Electrical & Electronic (1.8%):
  15,500 Philips Electronics......................................     1,474,316
                                                                     -----------
 Financial Services (1.6%):
  19,400 ING Groep NV.............................................     1,333,503
                                                                     -----------
 Office Furnishings (1.2%):
  30,500 Koninklijke Ahrend NV....................................       980,688
                                                                     -----------
 Paper Products (1.6%):
  44,000 Koninklijke KNP BT.......................................     1,281,171
                                                                     -----------
  Total Netherlands                                                    6,192,071
                                                                     -----------
 NEW ZEALAND (0.4%):
 Oil & Gas Exploration, Production, & Services (0.4%):
 115,000 Fletcher Challenge Energy................................       363,242
                                                                     -----------
  Total New Zealand                                                      363,242
                                                                     -----------
 PORTUGAL (1.6%):
 Telecommunications (1.6%):
  25,300 Portugal Telecom S.A., Registered........................     1,331,214
                                                                     -----------
  Total Portugal                                                       1,331,214
                                                                     -----------
 SINGAPORE (0.3%):
 Banking (0.3%):
  46,200 Development Bank of Singapore Ltd. ......................       278,746
                                                                     -----------
  Total Singapore                                                        278,746
                                                                     -----------

                                   Continued

THE ARCH FUND, INC.
INTERNATIONAL EQUITY PORTFOLIO

                  SCHEDULE OF PORTFOLIO INVESTMENTS, CONTINUED
                                  MAY 31, 1998
                                  (UNAUDITED)




                                  SECURITY                             MARKET
 SHARES                         DESCRIPTION                             VALUE
 ------- ---------------------------------------------------------   -----------
 COMMON STOCKS, CONTINUED:
 SPAIN (6.8%):
 Banking (2.2%):
  55,125 Banco Central Hispanoamericano S.A. .....................   $ 1,808,780
                                                                     -----------
 Diversified - Conglomerates, Holding Companies (1.0%):
  57,000 Corp Financiera Reunida S.A.(b)..........................       824,968
                                                                     -----------
 Oil Companies - Integrated (1.6%):
  23,700 Repsol S.A. .............................................     1,318,799
                                                                     -----------
 Telecommunications (2.0%):
  36,109 Telefonica S.A. .........................................     1,615,556
                                                                     -----------
  Total Spain                                                          5,568,103
                                                                     -----------
 SWEDEN (1.3%):
 Pharmacueticals (1.3%):
  51,600 Astra AB, A Shares.......................................     1,037,812
                                                                     -----------
  Total Sweden                                                         1,037,812
                                                                     -----------
 SWITZERLAND (8.7%):
 Banking (1.4%):
     670 Union Bank of Switzerland, Bearer........................     1,128,297
                                                                     -----------
 Engineering (1.7%):
     800 Abb AG, Bearer...........................................     1,358,041
                                                                     -----------
 Health Care - Drugs (2.5%):
     590 Novartis AG Registered...................................     1,000,757
     101 Roche Holding AG.........................................     1,040,671
                                                                     -----------
                                                                       2,041,428
                                                                     -----------
 Insurance (3.1%):
   1,400 Swiss Life, Bearer(b)....................................     1,132,423
   2,200 Zurich Versicherungs-Gesellschaft........................     1,376,302
                                                                     -----------
                                                                       2,508,725
                                                                     -----------
  Total Switzerland                                                    7,036,491
                                                                     -----------
 UNITED KINGDOM (15.0%):
 Automotive Parts & Equipment (1.8%):
  95,800 GKN PLC..................................................     1,423,251
                                                                     -----------
 Banking (1.3%):
  58,000 Abbey National PLC.......................................     1,033,823
                                                                     -----------
 Business Services (1.2%):
 270,000 Corporate Services Group PLC.............................     1,003,914
                                                                     -----------
 Computer Software (1.3%):
  27,000 SEMA Group PLC...........................................     1,056,751
                                                                     -----------
 Computer Software & Services (1.4%):
  18,600 Misys PLC................................................     1,125,342
                                                                     -----------
 Diversified Operations (1.7%):
 195,600 Rentokil Initial PLC.....................................     1,367,637
                                                                     -----------
 Electrical & Electronic (1.1%):
  98,400 Electrocomponents PLC(b).................................       912,270
                                                                     -----------
 Financial Services (1.2%):
  69,000 Lloyds TSB Group PLC.....................................     1,001,468
                                                                     -----------
 Oil & Gas Exploration, Production, & Services (0.4%):
  46,000 Shell Transport & Trading Co. PLC........................       339,449
                                                                     -----------
 Telecommunications (1.4%):
  99,200 Cable & Wireless PLC.....................................     1,121,905
                                                                     -----------
 Transportation & Shipping (2.2%):
 134,000 FirstBus PLC.............................................       942,938
  37,896 Stagecoach Holdings PLC..................................       835,850
                                                                     -----------
                                                                       1,778,788
                                                                     -----------
  Total United Kingdom                                                12,164,598
                                                                     -----------
 UNITED STATES (4.5%):
 Health Care (1.4%):
  18,500 Elan Corp. PLC, Sponsored ADR(b).........................     1,135,438
                                                                     -----------
 Investment Companies (0.4%):
  30,000 Polish Investment Co.(b).................................       337,200
                                                                     -----------
 Oil & Gas Exploration, Production, & Services (0.6%):
  15,700 MOL Magyar Olaj GDR(b)...................................       360,315
   4,900 MOL Magyar Olaj GDR(b)(c)................................       112,455
                                                                     -----------
                                                                         472,770
                                                                     -----------
 Telecommunications (1.4%):
  26,900 Matav RT, Sponsored ADR(b)...............................       744,794
   3,450 Telebras ADR.............................................       379,931
                                                                     -----------
                                                                       1,124,725
                                                                     -----------
 Transportation & Shipping (0.7%):
  45,000 Laidlaw, Inc. ...........................................       559,688
                                                                     -----------
  Total United States                                                  3,629,821
                                                                     -----------
  Total Common Stocks
   (Cost $60,291,696)                                                 77,846,442
                                                                     -----------

                                   Continued

THE ARCH FUND, INC.
INTERNATIONAL EQUITY PORTFOLIO

                  SCHEDULE OF PORTFOLIO INVESTMENTS, CONTINUED
                                  MAY 31, 1998
                                  (UNAUDITED)


   SHARES
     OR
 PRINCIPAL                         SECURITY                            MARKET
   AMOUNT                         DESCRIPTION                           VALUE
 ---------- ------------------------------------------------------   -----------
 U.S. GOVERNMENT AGENCIES (2.9%):
 Student Loan Marketing Assoc. (2.9%):
 $2,334,000 5.45%, 6/1/98.........................................   $ 2,333,647
                                                                     -----------
  Total U.S. Government Agencies
   (Cost $2,334,000)                                                   2,333,647
                                                                     -----------
 CLOSED END INVESTMENT COMPANIES (0.9%):
     18,400 Argentinian Investment Co.(b).........................       424,304
      8,450 India Magnum Fund(b)..................................       295,750
                                                                     -----------
  Total Closed End Investment Companies
   (Cost $880,197)                                                       720,054
                                                                     -----------
  Total Investments
   (Cost $63,505,893)(a) (99.6%)                                      80,900,143
  Other assets in excess of liabilities (0.4%)                           308,286
                                                                     -----------
  Total Net Assets (100.0%)                                          $81,208,429
                                                                     ===========

------
(a) Represents cost for federal income tax purposes and differs from value by net unrealized appreciation of securities as follows:

      Unrealized appreciation.................... $20,468,272
      Unrealized depreciation....................  (3,074,022)
                                                  -----------
      Net unrealized appreciation................ $17,394,250
                                                  ===========

(b) Represents non-income producing securities.

(c) Rule 144A security which is restricted as to resale to institutional investors.

ADR--American Depositary Receipt
PLC--Public Limited Company
GDR--Global Depositary Receipt

                       See notes to financial statements

THE ARCH FUND, INC.
EQUITY INCOME PORTFOLIO

                       SCHEDULE OF PORTFOLIO INVESTMENTS
                                  MAY 31, 1998
                                  (UNAUDITED)



   SHARES
     OR
 PRINCIPAL                         SECURITY                            MARKET
   AMOUNT                        DESCRIPTION                           VALUE
 ---------- -----------------------------------------------------   ------------
 COMMERCIAL PAPER (4.4%):
 Financial Services (4.4%):
 $5,087,000 New Center Asset Trust, 5.70%, 6/1/98................   $  5,087,000
                                                                    ------------
  Total Commercial Paper
   (Cost $5,087,000)                                                   5,087,000
                                                                    ------------
 COMMON STOCKS (90.9%):
 Automotive (1.7%):
     15,000 Cooper Industries, Inc.(c)...........................        965,625
     30,000 Genuine Parts Co.(c).................................      1,018,125
                                                                    ------------
                                                                       1,983,750
                                                                    ------------
 Banking (22.0%):
     43,617 Banc One Corp.(c)....................................      2,404,386
     15,000 Chase Manhattan Corp. ...............................      2,039,063
     28,500 Comerica, Inc. ......................................      1,873,875
     23,525 Crestar Financial Corp. .............................      1,351,217
     31,600 First Union Corp. ...................................      1,747,875
     50,262 MBNA Corp. ..........................................      1,592,677
     35,000 Mellon Bank Corp.(c).................................      2,360,313
     22,800 National City Corp. .................................      1,544,700
     32,300 NationsBank Corp.(c).................................      2,446,724
     39,500 PNC Financial Corp. .................................      2,281,125
     60,000 U.S. Bancorp.........................................      2,347,500
     27,600 Wachovia Corp.(c)....................................      2,209,725
      3,000 Wells Fargo & Co. ...................................      1,084,500
                                                                    ------------
                                                                      25,283,680
                                                                    ------------
 Building Products (0.8%):
     28,000 Sherwin-Williams Co. ................................        931,000
                                                                    ------------
 Business Services (1.7%):
     60,000 First Data Corp. ....................................      1,995,000
                                                                    ------------
 Chemicals (7.9%):
     30,000 Arco Chemical Co.(c).................................      1,672,500
     42,600 Ecolab, Inc. ........................................      1,315,275
     20,000 FMC Corp.(b).........................................      1,528,750
     40,000 Praxair, Inc. .......................................      1,972,499
     48,750 RPM, Inc. ...........................................        828,750
     63,000 Solutia, Inc. .......................................      1,728,563
                                                                    ------------
                                                                       9,046,337
                                                                    ------------
 Containers & Packaging (0.8%):
     17,500 Crown Cork & Seal Co., Inc. .........................        907,813
                                                                    ------------
 Diversified Operations (1.7%):
     26,900 PPG Industries, Inc.(c)..............................      1,960,338
                                                                    ------------
 Electrical & Electronic (3.1%):
     25,000 Hubbell, Inc., Class B...............................   $  1,176,563
     30,700 Millipore Corp. .....................................      1,024,613
     12,570 W.W. Grainger, Inc. .................................      1,326,920
                                                                    ------------
                                                                       3,528,096
                                                                    ------------
 Financial Services (7.5%):
     45,000 Fannie Mae...........................................      2,694,375
     30,000 H. F. Ahmanson & Co. ................................      2,287,500
     72,000 Heller Financial, Inc.(b)............................      2,007,000
     39,454 SLM Holding Corp. ...................................      1,575,694
                                                                    ------------
                                                                       8,564,569
                                                                    ------------
 Food & Beverages (2.9%):
     56,100 IBP, Inc. ...........................................      1,086,938
     37,400 Sara Lee Corp.(c)....................................      2,201,925
                                                                    ------------
                                                                       3,288,863
                                                                    ------------
 Health Care (2.8%):
     41,400 Allergan, Inc. ......................................      1,738,800
     45,000 Columbia/HCA Healthcare Corp. .......................      1,470,938
                                                                    ------------
                                                                       3,209,738
                                                                    ------------
 Manufacturing - Consumer Goods (2.2%):
     51,300 Newell Co. ..........................................      2,475,225
                                                                    ------------
 Medical Equipment & Services (1.3%):
     41,600 C. R. Bard, Inc. ....................................      1,443,000
                                                                    ------------
 Metals & Mining (0.9%):
     15,000 Aluminum Co. of America(c)...........................      1,040,625
                                                                    ------------
 Office Equipment & Services (1.4%):
     31,600 Avery Dennison Corp. ................................      1,637,275
                                                                    ------------
 Oil & Exploration Products & Services (9.0%):
     20,000 Atlantic Richfield Co. ..............................      1,577,500
     65,000 Baker Hughes, Inc. ..................................      2,339,999
     35,000 Murphy Oil Corp. ....................................      1,760,937
     26,400 National Fuel Gas Co. ...............................      1,118,700
     35,000 Phillips Petroleum Co.(c)............................      1,752,188
     50,000 USX-Marathon Group...................................      1,750,000
                                                                    ------------
                                                                      10,299,324
                                                                    ------------
 Paper & Related (2.1%):
     85,000 Consolidated Papers, Inc. ...........................      2,459,688
                                                                    ------------
 Pharmaceuticals (4.0%):
     30,000 Abbott Laboratories..................................      2,225,625
     54,000 Pharmacia & UpJohn, Inc.(c)..........................      2,386,125
                                                                    ------------
                                                                       4,611,750
                                                                    ------------

                                   Continued

THE ARCH FUND, INC.
EQUITY INCOME PORTFOLIO

                  SCHEDULE OF PORTFOLIO INVESTMENTS, CONTINUED
                                  MAY 31, 1998
                                  (UNAUDITED)


   SHARES
     OR
 PRINCIPAL                         SECURITY                           MARKET
   AMOUNT                        DESCRIPTION                          VALUE
 ---------- -----------------------------------------------------  ------------
 COMMON STOCKS, CONTINUED:
 Retail Stores (3.9%):
     33,199 Dillards, Inc., Class A..............................  $  1,396,433
     30,000 May Department Stores Co.(c).........................     1,929,375
     50,000 Pep Boys--Manny, Moe & Jack..........................     1,112,500
                                                                   ------------
                                                                      4,438,308
                                                                   ------------
 Telecommunications (2.6%):
     99,500 Frontier Corp. ......................................     3,028,531
                                                                   ------------
 Tobacco (2.4%):
     47,400 Philip Morris Companies, Inc. .......................     1,771,575
     35,000 UST, Inc. ...........................................       931,875
                                                                   ------------
                                                                      2,703,450
                                                                   ------------
 Transportation & Shipping (1.4%):
     16,200 Burlington Northern Santa Fe(c)......................     1,611,900
                                                                   ------------
 Utilities - Gas & Electric (6.9%):
     28,400 Ameren Corp.(c)......................................     1,111,150
     49,000 Baltimore Gas & Electric Co. ........................     1,491,438
     20,000 Consolidated Natural Gas Co. ........................     1,131,250
     20,000 New Century Energies, Inc. ..........................       920,000
     57,700 Scana Corp. .........................................     1,662,481
     45,000 Unicom Corp. ........................................     1,546,875
                                                                   ------------
                                                                      7,863,194
                                                                   ------------
  Total Common Stocks
   (Cost $81,135,833)                                               104,311,454
                                                                   ------------
 CONVERTIBLE BONDS (0.8%):
 Financial Services (0.8%):
 $1,000,000 Southern Pacific Funding, 6.75%, 10/15/06(c).........       891,250
                                                                   ------------
  Total Convertible Bonds
   (Cost $1,015,418)                                                    891,250
                                                                   ------------
 CONVERTIBLE PREFERRED STOCK (1.9%):
 Banking (1.9%):
     30,000 Union Planters Corp. ................................     2,130,000
                                                                   ------------
  Total Convertible Preferred Stock
   (Cost $768,125)                                                    2,130,000
                                                                   ------------
 REAL ESTATE INVESTMENT TRUST (1.2%):
 Health Care (1.0%):
     47,700 Nationwide Health Properties, Inc. ................       1,144,800
                                                                   ------------
 Office Property (0.2%):
     11,000 Prentiss Properties Trust..........................         281,188
                                                                   ------------
  Total Real Estate Investment Trust
   (Cost $1,268,982)                                                  1,425,988
                                                                   ------------
 SHORT-TERM SECURITIES HELD AS COLLATERAL (10.8%):
  3,946,446 Salomon Brothers, 5.65%, 6/1/98 (Purchased on
             5/29/98, proceeds at maturity $3,948,304,
             collateralized by $8,721,512 U.S. Treasury Notes
             and Strips, 0.00%-11.75%, 11/30/98-8/15/27, market
             value $4,034,057).................................       3,946,446
  4,200,070 Greenwich Capital, 5.65%, 6/1/98 (Purchased on
             5/29/98, proceeds at maturity $4,202,048,
             collateralized by $9,239,545 various U.S.
             Government Agency securities, 0.00%-7.75%,
             5/15/06-5/15/28, market value $4,284,072).........       4,200,070
  4,200,070 Bear Stearns, 5.69% 6/1/98 (Purchased on 5/29/98,
             proceeds at maturity $4,202,062, collateralized by
             $4,654,653 various FNMA Remics, 6.50%-9.50%,
             2/18/04-9/20/24, market value $4,284,072).........       4,200,070
                                                                   ------------
  Total Short-Term Securities Held as Collateral (Cost
   $12,346,586)                                                      12,346,586
                                                                   ------------
  Total Investments
   (Cost $101,621,944 (110.0%)                                      126,192,278
  Liabilities in excess of other assets
   (-10.0%)                                                         (11,503,445)
                                                                   ------------
  Total Net Assets (100.0%)                                        $114,688,833
                                                                   ============

------
(a) Represents cost for federal income tax purposes and differs from value by net unrealized appreciation of securities as follows:
      Unrealized appreciation.................... $26,219,813
      Unrealized depreciation....................  (1,649,479)
                                                  -----------
      Net unrealized appreciation................ $24,570,334
                                                  ===========
(b) Represents non-income producing securities.
(c) A portion of this security was loaned as of May 31, 1998.


                       See notes to financial statements

THE ARCH FUND, INC.
EQUITY INDEX PORTFOLIO

                       SCHEDULE OF PORTFOLIO INVESTMENTS
                                  MAY 31, 1998
                                  (UNAUDITED)


  SHARES
    OR
 PRINCIPAL                         SECURITY                            MARKET
  AMOUNT                         DESCRIPTION                            VALUE
 --------- -------------------------------------------------------   -----------
 COMMERCIAL PAPER (0.6%):
 Financial Services (0.6%):
 $276,000  New Center Asset Trust, 5.70%, 6/1/98..................   $   276,000
                                                                     -----------
  Total Commercial Paper
   (Cost $276,000)                                                       276,000
                                                                     -----------
 COMMON STOCKS (98.5%):
 Advertising (0.1%):
      916  Omnicom Group..........................................        42,880
                                                                     -----------
 Aerospace/Defense (1.4%):
    5,626  Boeing Co. ............................................       267,937
      716  General Dynamics Corp. ................................        31,817
    1,062  Lockheed Martin Corp.(c)...............................       119,210
      361  Northrop Grumman Corp. ................................        38,695
    1,889  Raytheon Co., Class B(c)...............................       103,305
    1,294  United Technologies Corp. .............................       121,636
                                                                     -----------
                                                                         682,600
                                                                     -----------
 Aircraft Engines & Engine Parts (0.3%):
    3,210  AlliedSignal, Inc. ....................................       137,228
                                                                     -----------
 Airlines (0.4%):
      472  AMR Corp.(b)...........................................        72,659
      449  Delta Air Lines........................................        51,635
    1,250  Southwest Airlines Co. ................................        33,359
      537  US Airways Group, Inc.(b)..............................        37,590
                                                                     -----------
                                                                         195,243
                                                                     -----------
 Apparel/Shoes (0.6%):
      389  Fruit of the Loom, Class A(b)(c).......................        13,980
    2,185  Gap, Inc. .............................................       117,989
      392  Liz Claiborne, Inc. ...................................        19,870
    1,628  Nike, Inc. ............................................        74,888
      302  Reebok International Ltd.(b)...........................         8,683
      206  Russell Corp. .........................................         5,614
      695  VF Corp. ..............................................        36,965
                                                                     -----------
                                                                         277,989
                                                                     -----------
 Automotive (2.1%):
    3,694  Chrysler Corp. ........................................       205,479
      691  Cooper Industries, Inc.(c).............................        44,483
      211  Cummins Engine Co. ....................................        10,972
      566  Dana Corp. ............................................        29,503
      330  Echlin, Inc. ..........................................        15,675
    6,767  Ford Motor Co. ........................................       351,038
    4,012  General Motors Corp.(c)................................       288,613
    1,013  Genuine Parts Co. .....................................        34,379
      400  Navistar International Corp.(b)........................        12,075
 Automotive, continued:
      418 PACCAR, Inc. ...........................................        23,081
                                                                     -----------
                                                                       1,015,298
                                                                     -----------
 Banking (8.3%):
    3,682 Banc One Corp. .........................................       202,970
    2,102 Bank of New York, Inc.(c)...............................       128,485
    3,955 BankAmerica Corp. ......................................       327,029
      825 BankBoston Corp. .......................................        86,934
      534 Bankers Trust New York Corp. ...........................        65,949
      812 BB & T Corp. ...........................................        53,744
    2,417 Chase Manhattan Corp. ..................................       328,560
    2,617 Citicorp................................................       390,259
      896 Comerica, Inc. .........................................        58,912
    1,297 Fifth Third Bancorp.....................................        63,877
    1,627 First Chicago NBD Corp. ................................       142,261
    5,459 First Union Corp. ......................................       301,927
    1,074 Huntington BancShares, Inc. ............................        35,174
    2,517 KeyCorp.................................................        95,489
    2,797 MBNA Corp. .............................................        88,630
    1,408 Mellon Bank Corp. ......................................        94,952
      711 Mercantile Bancorp Capital..............................        36,350
    1,812 National City Corp. ....................................       122,763
    5,309 NationsBank Corp.(c)....................................       402,157
      643 Northern Trust Corp. ...................................        45,352
    4,274 Norwest Corp. ..........................................       166,152
    1,695 PNC Financial Corp. ....................................        97,886
      301 Republic New York Corp. ................................        38,660
      908 State Street Corp. .....................................        62,595
      961 Summit Bancorp..........................................        48,170
    1,186 Sun Trust Banks, Inc. ..................................        93,694
    1,524 Synovus Financial Corp. ................................        34,184
    4,192 U.S. Bancorp............................................       164,012
    1,125 Wachovia Corp. .........................................        90,070
      503 Wells Fargo & Co. ......................................       181,835
                                                                     -----------
                                                                       4,049,032
                                                                     -----------
 Beverages (0.5%):
      230 Adolph Coors Co. .......................................         8,625
    2,739 Anheuser-Busch Co. .....................................       125,823
      407 Brown-Forman Corp. .....................................        23,453
    1,964 Seagram Co. Ltd. .......................................        86,293
                                                                     -----------
                                                                         244,194
                                                                     -----------
 Building Products (0.2%):
      930 Masco Corp..............................................        52,312
      288 Owens Corning...........................................        10,800

                                   Continued

THE ARCH FUND, INC.
EQUITY INDEX PORTFOLIO

                  SCHEDULE OF PORTFOLIO INVESTMENTS, CONTINUED
                                  MAY 31, 1998
                                  (UNAUDITED)




                                  SECURITY                             MARKET
  SHARES                         DESCRIPTION                            VALUE
 -------- --------------------------------------------------------   -----------
 COMMON STOCKS, CONTINUED:
 Building Products, continued:
      926 Sherwin-Williams Co. ...................................   $    30,790
                                                                     -----------
                                                                          93,902
                                                                     -----------
 Business Services (0.7%):
    1,668 Automatic Data Processing, Inc. ........................       106,127
      407 Ceridian Corp.(b).......................................        21,978
      849 Computer Science Corp.(b)...............................        44,095
      920 Dun & Bradstreet Corp. .................................        31,050
      813 Equifax, Inc. ..........................................        29,573
    2,453 First Data Corp. .......................................        81,563
      721 Interpublic Group Cos., Inc. ...........................        42,764
                                                                     -----------
                                                                         357,150
                                                                     -----------
 Capital Equipment (0.2%):
    1,387 Illinois Tool Works, Inc. ..............................        91,542
                                                                     -----------
 Chemicals (2.4%):
      631 Air Products & Chemicals, Inc. .........................        54,897
    1,267 Dow Chemical Co. .......................................       122,741
    6,398 E. I. duPont de Nemours & Co.(c)........................       492,646
      417 Eastman Chemical Co. ...................................        27,939
      728 Ecolab, Inc. ...........................................        22,477
      787 Engelhard Corp. ........................................        16,379
      177 FMC Corp.(b)............................................        13,529
      321 Great Lakes Chemical Corp. .............................        12,840
      518 Hercules, Inc. .........................................        22,824
    3,377 Monsanto Co.(c).........................................       187,002
      706 Morton International, Inc. .............................        21,489
      350 Nalco Chemical Co. .....................................        13,125
      889 Praxair, Inc. ..........................................        43,839
      336 Rohm & Haas Co. ........................................        36,918
      583 Sigma-Aldrich Corp. ....................................        21,280
      670 Union Carbide Corp. ....................................        33,458
      400 W.R. Grace & Co.(b).....................................         7,425
                                                                     -----------
                                                                       1,150,808
                                                                     -----------
 Commercial Services (0.3%):
    1,095 Browning-Ferris Industries, Inc.(c).....................        38,941
    4,600 Cendant Corp.(b)........................................        99,763
      600 H & R Block, Inc.(c)....................................        26,400
                                                                     -----------
                                                                         165,104
                                                                     -----------
 Computer & Computer Software (3.1%):
      375 Adobe Systems, Inc. ....................................        14,977
    3,049 Computer Associates International, Inc. ................       160,073
   13,703 Microsoft Corp.(b)......................................   $ 1,162,185
    1,938 Novell, Inc.(b).........................................        20,349
    5,554 Oracle Corp.(b).........................................       131,213
    1,442 Parametric Technology Corp.(b)(c).......................        44,206
                                                                     -----------
                                                                       1,533,003
                                                                     -----------
 Computers (5.0%):
    1,969 3Com Corp.(b)...........................................        49,963
      759 Apple Computer, Inc.(b)(c)..............................        20,208
      861 Cabletron Systems(b)....................................        11,085
    5,752 Cisco Systems, Inc.(b)(c)...............................       434,995
    8,587 Compaq Computer Corp. ..................................       234,532
      263 Data General Corp.(b)(c)................................         4,011
    3,710 Dell Computer Corp.(b)..................................       305,727
      792 Digital Equipment Corp.(b)..............................        43,461
    2,833 EMC Corp.(b)(c).........................................       117,392
      873 Gateway 2000, Inc.(b)...................................        39,340
    5,892 Hewlett-Packard Co. ....................................       366,041
    5,503 IBM Corp. ..............................................       645,915
    1,360 Seagate Technology, Inc.(b).............................        31,450
    1,020 Silicon Graphics, Inc.(b)...............................        12,240
    2,178 Sun Microsystems, Inc.(b)...............................        87,256
    1,389 Unisys Corp.(b).........................................        34,031
                                                                     -----------
                                                                       2,437,647
                                                                     -----------
 Construction (0.2%):
      244 Armstrong World Industries, Inc. .......................        20,527
      311 Centex Corp. ...........................................        11,118
      895 Ingersoll-Rand Co. .....................................        40,330
      234 Kaufman & Broad Home Corp. .............................         6,011
       95 Pulte Corp. ............................................         5,065
                                                                     -----------
                                                                          83,051
                                                                     -----------
 Consumer Goods & Services (1.9%):
      560 Black & Decker Corp. ...................................        32,690
      597 Clorox Co. .............................................        49,850
    1,650 Colgate-Palmolive Co. ..................................       143,550
      970 Fortune Brands, Inc. ...................................        37,284
      233 Jostens, Inc. ..........................................         5,883
    7,550 Procter & Gamble Co.(c).................................       633,728
      812 Rubbermaid, Inc. .......................................        26,492
                                                                     -----------
                                                                         929,477
                                                                     -----------
 Containers & Packaging (0.3%):
      175 Ball Corp. .............................................         6,902
      289 Bemis Co. ..............................................        12,192
      674 Crown Cork & Seal Co., Inc. ............................        34,964

                                   Continued

THE ARCH FUND, INC.
EQUITY INDEX PORTFOLIO

                  SCHEDULE OF PORTFOLIO INVESTMENTS, CONTINUED
                                  MAY 31, 1998
                                  (UNAUDITED)




                                  SECURITY                             MARKET
  SHARES                         DESCRIPTION                            VALUE
 -------- --------------------------------------------------------   -----------
 COMMON STOCKS, CONTINUED:
 Containers & Packaging, continued:
      910 Owens-Illinois, Inc.(b).................................   $    40,893
      424 Sealed Air Corp.(b).....................................        22,684
      580 Stone Container Corp.(b)................................        10,295
                                                                     -----------
                                                                         127,930
                                                                     -----------
 Cosmetics & Toiletries (0.9%):
      303 Alberto-Culver Co. .....................................         9,014
      718 Avon Products, Inc. ....................................        58,741
    3,116 Gillette Co. ...........................................       364,962
      626 International Flavors & Fragrances......................        30,048
                                                                     -----------
                                                                         462,765
                                                                     -----------
 Diversified Operations (2.1%):
      140 Aeroquip-Vickers, Inc. .................................         8,645
    4,042 CBS Corp.(c)............................................       128,333
      920 Cognizant Corp. ........................................        48,990
    1,309 Corning, Inc. ..........................................        51,624
      263 Crane Co. ..............................................        13,857
      133 Eastern Enterprises.....................................         5,337
      390 Eaton Corp. ............................................        35,027
      633 ITT Industries, Inc. ...................................        23,342
    2,257 Minnesota Mining & Manufacturing(c).....................       209,054
      235 National Service Industries, Inc. ......................        11,985
      974 PPG Industries, Inc. ...................................        70,981
      489 Raychem Corp. ..........................................        18,399
      972 Tenneco, Inc. ..........................................        40,460
      926 Textron, Inc. ..........................................        68,698
    3,641 Unilever NV, New York Shares(c).........................       287,410
                                                                     -----------
                                                                       1,022,142
                                                                     -----------
 Electrical & Electronic (3.7%):
    1,197 Amp, Inc. ..............................................        45,486
    2,476 Emerson Electric Co.(c).................................       150,417
   18,448 General Electric Co. ...................................     1,538,101
      229 General Signal Corp. ...................................         9,418
      252 Millipore Corp. ........................................         8,411
      551 Tandy Corp.(c)..........................................        24,382
      277 Tektronix, Inc. ........................................        10,595
      292 Thomas & Betts Corp. ...................................        15,604
      267 W.W. Grainger, Inc. ....................................        28,185
                                                                     -----------
                                                                       1,830,599
                                                                     -----------
 Engineering (0.1%):
      493 Fluor Corp. ............................................        23,510
      241 Foster Wheeler Corp. ...................................         6,115
                                                                     -----------
                                                                          29,625
                                                                     -----------
 Entertainment (1.9%):
      577 Brunswick Corp. ........................................        18,139
      545 Harrah's Entertainment, Inc.(b)(c)......................        13,625
      468 Harris Corp. ...........................................        22,552
    1,190 HBO & Co. ..............................................        68,685
      431 King World Productions, Inc. ...........................        10,991
      294 Meredith Corp. .........................................        11,687
    3,857 The Walt Disney Co. ....................................       436,323
    3,222 Time Warner, Inc. ......................................       250,712
    1,945 Viacom, Inc., Class B(b)(c).............................       106,975
                                                                     -----------
                                                                         939,689
                                                                     -----------
 Environmental Services (0.2%):
    2,600 Waste Management, Inc.(c)...............................        84,500
                                                                     -----------
 Financial Services (5.4%):
    2,660 American Express Co.(c).................................       272,982
    1,949 Associates First Capital................................       145,810
      296 Beneficial Corp. .......................................        39,664
      580 Countrywide Credit Industries, Inc. ....................        26,825
    5,960 Fannie Mae..............................................       356,854
    3,946 Federal Home Loan Mortgage Corp. .......................       179,543
    1,496 Fleet Financial Group, Inc. ............................       122,672
    1,384 Franklin Resources, Inc. ...............................        67,643
      309 Golden West Financial Corp. ............................        33,372
      736 Green Tree Financial Corp. .............................        29,578
      631 H. F. Ahmanson & Co. ...................................        48,114
      571 Household International, Inc.(c)........................        77,263
    1,006 J. P. Morgan & Co., Inc.(c).............................       124,933
      550 Lehman Brothers Holding, Inc.(c)........................        39,016
      529 MBIA, Inc. .............................................        39,444
    1,871 Merrill Lynch & Co.(c)..................................       167,455
      657 MGIC Investment Corp.(c)................................        39,379
    3,390 Morgan Stanley Dean Witter & Co. .......................       264,632
      558 Providian Financial Corp.(c)............................        35,503
    1,496 Schwab (Charles) Corp. .................................        49,368
    6,467 Travelers Group, Inc. ..................................       394,486
    1,405 Washington Mutual, Inc.(c)..............................        99,228
                                                                     -----------
                                                                       2,653,764
                                                                     -----------
 Food & Beverages (5.2%):
    3,178 Archer-Daniels Midland Co. .............................        59,985
    1,599 Bestfoods...............................................        90,244
    2,608 Campbell Soup Co. ......................................       142,136
   13,937 Coca-Cola Co.(c)........................................     1,092,311
    2,662 ConAgra, Inc. ..........................................        77,864

                                   Continued

THE ARCH FUND, INC.
EQUITY INDEX PORTFOLIO

                  SCHEDULE OF PORTFOLIO INVESTMENTS, CONTINUED
                                  MAY 31, 1998
                                  (UNAUDITED)




                                  SECURITY                             MARKET
  SHARES                         DESCRIPTION                            VALUE
 -------- --------------------------------------------------------   -----------
 COMMON STOCKS, CONTINUED:
 Food & Beverages, continued:
      860 General Mills, Inc. ....................................   $    58,695
    2,104 H. J. Heinz Co. ........................................       111,644
      777 Hershey Foods Corp. ....................................        53,807
    2,272 Kellogg Co. ............................................        93,862
    8,595 PepsiCo, Inc. ..........................................       350,783
    1,333 Pioneer Hi-Bred International, Inc. ....................        50,737
      780 Quaker Oats Co. ........................................        44,996
      584 Ralston Purina Group....................................        65,007
    2,640 Sara Lee Corp. .........................................       155,430
      323 SUPERVALU, Inc. ........................................        13,526
      625 Wm. Wrigley Jr. Co. ....................................        60,156
                                                                     -----------
                                                                       2,521,183
                                                                     -----------
 Funeral Services (0.1%):
    1,413 Service Corp. International.............................        57,756
                                                                     -----------
 Health Care (2.0%):
      342 Allergan, Inc. .........................................        14,364
    7,316 American Home Products Corp. ...........................       353,454
      302 Bausch & Lomb, Inc.(c)..................................        15,043
    3,692 Columbia/HCA Healthcare Corp. ..........................       120,682
    2,261 HEALTHSOUTH Corp.(b)....................................        64,156
      889 Humana, Inc.(b)(c)......................................        27,615
      332 Manor Care, Inc. .......................................        10,479
    1,027 United Healthcare Corp. ................................        65,728
    4,599 Warner-Lambert Co. .....................................       293,474
                                                                     -----------
                                                                         964,995
                                                                     -----------
 Hotels & Lodging (0.2%):
    1,384 Hilton Hotels Corp.(c)..................................        43,510
    1,400 Marriott International, Inc., Class A(c)................        48,649
      978 Mirage Resorts, Inc.(b).................................        20,355
                                                                     -----------
                                                                         112,514
                                                                     -----------
 Household - Major Appliances (0.1%):
      559 Maytag Corp. ...........................................        28,195
      379 Whirlpool Corp.(c)......................................        25,890
                                                                     -----------
                                                                          54,085
                                                                     -----------
 Instrumentation (0.3%):
      243 EG&G, Inc. .............................................         7,655
      718 Honeywell, Inc. ........................................        60,267
      490 Johnson Controls, Inc. .................................        29,155
      631 Parker-Hannifin Corp. ..................................        25,910
      278 Perkin-Elmer Corp. .....................................        19,043
                                                                     -----------
                                                                         142,030
                                                                     -----------
 Insurance (3.9%):
      991 Aetna, Inc. ............................................        77,484
    2,391 Allstate Corp. .........................................       225,053
    1,410 American General Corp. .................................        94,646
    3,877 American International Group, Inc. .....................       480,020
      963 Aon Corp. ..............................................        61,692
      961 Chubb Corp. ............................................        76,460
    1,296 Cigna Corp. ............................................        88,776
      882 Cincinnati Financial Corp. .............................        37,044
    1,069 Conseco, Inc.(c)........................................        49,842
      411 General Re Corp. .......................................        90,369
      630 Hartford Financial Services Group.......................        69,339
      621 Jefferson-Pilot Corp. ..................................        35,552
      551 Lincoln National Corp. .................................        49,521
      620 Loews Corp. ............................................        56,265
      968 March & McLennan Cos., Inc. ............................        84,761
      384 Progressive Corp. ......................................        52,944
      815 SAFECO Corp. ...........................................        37,898
    1,300 Saint Paul Companies, Inc. .............................        57,688
    1,110 SunAmerica, Inc. .......................................        53,974
      799 Torchmark Corp. ........................................        34,257
      346 Transamerica Corp. .....................................        39,790
      798 UNUM Corp. .............................................        44,339
                                                                     -----------
                                                                       1,897,714
                                                                     -----------
 Machinery & Equipment (0.7%):
      400 Case Corp. .............................................        23,150
    2,089 Caterpillar, Inc.(c)....................................       114,763
      238 Cincinnati Milacron, Inc. ..............................         7,125
    1,395 Deere & Co. ............................................        72,365
    1,218 Dover Corp. ............................................        45,675
      251 Harnischfeger Industries, Inc. .........................         7,907
      349 McDermott International, Inc. ..........................        13,327
       33 Nacco Industries, Inc., Class A.........................         4,835
      324 Snap-on, Inc. ..........................................        14,216
      513 Stanley Works...........................................        24,368
      860 Thermo Electron Corp.(b)................................        30,208
                                                                     -----------
                                                                         357,939
                                                                     -----------
 Manufacturing (0.5%):
      118 Briggs & Stratton.......................................         5,354
      170 Fleetwood Enterprises...................................         6,800
      714 Pall Corp. .............................................        14,146
      329 Tupperware Corp. .......................................         8,883
    3,187 Tyco International Ltd.(c)..............................       176,481
      294 Western Atlas, Inc.(b)..................................        25,449
                                                                     -----------
                                                                         237,113
                                                                     -----------

                                   Continued

THE ARCH FUND, INC.
EQUITY INDEX PORTFOLIO

                  SCHEDULE OF PORTFOLIO INVESTMENTS, CONTINUED
                                  MAY 31, 1998
                                  (UNAUDITED)




                                  SECURITY                             MARKET
  SHARES                         DESCRIPTION                            VALUE
 -------- --------------------------------------------------------   -----------
 COMMON STOCKS, CONTINUED:
 Manufacturing - Consumer Goods (0.1%):
      849 Newell Co. .............................................   $    40,964
                                                                     -----------
 Medical Equipment & Services (1.0%):
      495 Alza Corp.(b)...........................................        23,946
    1,565 Baxter International, Inc. .............................        89,498
      702 Becton Dickinson & Co. .................................        49,667
      642 Biomet, Inc. ...........................................        18,538
    1,092 Boston Scientific Corp.(b)..............................        69,615
      308 C. R. Bard, Inc. .......................................        10,684
      856 Guidant Corp. ..........................................        55,159
      427 Mallinckrodt, Inc. .....................................        13,157
    2,610 Medtronic, Inc. ........................................       145,180
      456 St. Jude Medical, Inc.(b)(c)............................        16,302
      436 US Surgical Corp. ......................................        17,331
                                                                     -----------
                                                                         509,077
                                                                     -----------
 Medical Services (0.1%):
      121 Shared Medical Systems Corp.(c).........................         8,803
    1,680 Tenet Healthcare Corp.(b)...............................        58,800
                                                                     -----------
                                                                          67,603
                                                                     -----------
 Metals & Mining (0.4%):
    1,274 Alcan Aluminum Ltd. ....................................        36,308
      983 Aluminum Co. of America.................................        68,195
      225 Asarco, Inc.(c).........................................         5,105
      531 Cyprus Amax Minerals Co. ...............................         8,430
    1,089 Freeport McMoRan........................................        18,241
      962 Inco Ltd. ..............................................        13,829
      315 Phelps Dodge Corp. .....................................        19,215
      397 Reynolds Metals.........................................        23,026
                                                                     -----------
                                                                         192,349
                                                                     -----------
 Office Equipment & Services (0.7%):
      551 Avery Dennison Corp. ...................................        28,549
      436 Deluxe Corp. ...........................................        14,633
      775 IKON Office Solutions, Inc. ............................        16,420
      508 Moore Corp. Ltd. .......................................         7,366
    1,612 Pitney Bowes, Inc. .....................................        75,764
    1,826 Xerox Corp. ............................................       187,622
                                                                     -----------
                                                                         330,354
                                                                     -----------
 Oil & Exploration Products & Services (2.9%):
      318 Anadarko Petroleum Corp. ...............................        20,988
      542 Apache Corp. ...........................................        18,530
    1,766 Atlantic Richfield Co. .................................       139,293
      969 Baker Hughes, Inc. .....................................        34,884
      998 Burlington Resources....................................        42,041
      605 Coastal Corp. ..........................................        42,653
      273 Kerr-McGee Corp. .......................................        17,267
      603 Oryx Energy Co.(b)......................................        14,057
    1,475 Phillips Petroleum Co. .................................        73,842
      499 Rowan Cos., Inc.(b) ....................................        12,756
   12,156 Royal Dutch Petroleum-NY Shares.........................       681,495
    2,837 Schlumberger Ltd. ......................................       221,463
      627 Sonat, Inc. ............................................        24,571
    1,420 Union Pacific Resources.................................        28,755
    1,599 USX-Marathon Group......................................        55,965
                                                                     -----------
                                                                       1,428,560
                                                                     -----------
 Oil & Gas Equipment/Services (0.2%):
      993 Dresser Industries, Inc. ...............................        46,237
    1,447 Halliburton Co.(c)......................................        68,551
                                                                     -----------
                                                                         114,788
                                                                     -----------
 Oil Companies - Integrated (4.7%):
      530 Amerada Hess Corp. .....................................        28,653
    5,487 Amoco Corp. ............................................       229,425
      403 Ashland, Inc. ..........................................        20,100
    3,715 Chevron Corp.(c)........................................       296,736
    1,839 Enron Corp. ............................................        92,180
   13,943 Exxon Corp.(c)..........................................       982,981
      279 Helmerich & Payne, Inc. ................................         7,045
    4,468 Mobil Corp. ............................................       348,504
    1,893 Occidental Petroleum Corp. .............................        52,294
      265 Pennzoil Co. ...........................................        15,320
      373 Sun Co., Inc. ..........................................        15,853
    3,060 Texaco, Inc. ...........................................       176,715
    1,373 Unocal Corp.(c).........................................        48,913
                                                                     -----------
                                                                       2,314,719
                                                                     -----------
 Paper & Related (1.1%):
      298 Boise Cascade Corp. ....................................         9,946
      565 Champion International Corp. ...........................        27,120
    1,177 Fort James Corp. .......................................        56,275
      548 Georgia-Pacific Corp.(c)................................        35,175
    1,676 International Paper Co. ................................        77,096
    3,083 Kimberly-Clark Corp. ...................................       152,801
      594 Louisiana-Pacific Corp. ................................        11,843
      601 Mead Corp. .............................................        18,706
      143 Potlatch Corp. .........................................         6,265
      301 Temple-Inland, Inc. ....................................        17,684
      359 Union Camp Corp. .......................................        19,633
      591 Westvaco Corp. .........................................        16,844

                                   Continued

THE ARCH FUND, INC.
EQUITY INDEX PORTFOLIO

                  SCHEDULE OF PORTFOLIO INVESTMENTS, CONTINUED
                                  MAY 31, 1998
                                  (UNAUDITED)




                                  SECURITY                             MARKET
  SHARES                         DESCRIPTION                            VALUE
 -------- --------------------------------------------------------   -----------
 COMMON STOCKS, CONTINUED:
 Paper & Related, continued:
    1,135 Weyerhaeuser Co. .......................................   $    57,672
      602 Williamette Industries, Inc. ...........................        20,656
                                                                     -----------
                                                                         527,716
                                                                     -----------
 Pharmaceuticals (8.1%):
    4,323 Abbott Laboratories.....................................       320,713
    1,455 Amgen, Inc.(b)..........................................        88,028
    5,616 Bristol-Myers Squibb Co. ...............................       603,721
    6,258 Eli Lilly & Co. ........................................       384,476
    7,639 Johnson & Johnson.......................................       527,569
    6,748 Merck & Co., Inc. ......................................       789,937
    7,266 Pfizer, Inc. ...........................................       761,569
    2,825 Pharmacia & UpJohn, Inc. ...............................       124,830
    4,143 Schering-Plough Corp. ..................................       346,717
                                                                     -----------
                                                                       3,947,560
                                                                     -----------
 Photography (0.3%):
    1,811 Eastman Kodak Co.(c)....................................       129,260
      236 Polaroid Corp.(c).......................................         9,573
                                                                     -----------
                                                                         138,833
                                                                     -----------
 Precious Metals (0.2%):
    2,084 Barrick Gold Corp. .....................................        40,117
    1,292 Battle Mountain Gold Co. ...............................         6,864
    1,149 Homestake Mining Co.(c).................................        12,495
      836 Newmont Mining Corp. ...................................        20,848
    1,378 Placer Dome, Inc. ......................................        17,139
                                                                     -----------
                                                                          97,463
                                                                     -----------
 Printing & Publishing (0.7%):
      381 American Greetings Class A..............................        18,098
      520 Dow Jones & Co., Inc. ..................................        25,025
    1,577 Gannett Co., Inc. ......................................       103,982
      433 Knight-Ridder, Inc.(c)..................................        24,708
      531 McGraw-Hill Cos., Inc. .................................        41,518
      545 New York Times Co. .....................................        38,423
      791 R.R. Donnelley Co. .....................................        35,595
      507 Times Mirror Co. .......................................        32,448
      703 Tribune Co. ............................................        47,013
                                                                     -----------
                                                                         366,810
                                                                     -----------
 Restaurants (0.6%):
      803 Darden Restaurants, Inc. ...............................        12,396
    3,825 McDonald's Corp. .......................................       251,016
      854 Tricon Global Restaurants, Inc.(b)......................        26,527
      753 Wendy's International, Inc. ............................        18,590
                                                                     -----------
                                                                         308,529
                                                                     -----------
 Retail General Merchandise (0.1%):
    1,149 Federated Department Stores(b)..........................        59,533
                                                                     -----------
 Retail Stores (4.8%):
    1,375 Albertson's, Inc. ......................................        63,680
    1,540 American Stores Co. ....................................        38,404
      864 AutoZone, Inc.(b)(c)....................................        28,728
      525 Circuit City Stores, Inc. ..............................        22,247
      583 Consolidated Stores Corp.(b)............................        22,263
    1,082 CVS Corp. ..............................................        75,943
    2,422 Dayton Hudson Corp. ....................................       112,320
      639 Dillards, Inc., Class A.................................        26,878
      320 Giant Food, Inc. .......................................        13,760
      231 Great Atlantic & Pacific Tea Co. .......................         7,392
      415 Harcourt General, Inc. .................................        22,618
    4,080 Home Depot, Inc. .......................................       320,534
    1,384 J.C. Penney, Inc. ......................................        99,389
    2,728 KMart Corp.(b)..........................................        52,855
    1,430 Kroger Co.(b)...........................................        61,401
    1,232 Limited, Inc. ..........................................        40,964
      234 Longs Drug Stores, Inc. ................................         7,093
      982 Lowe's Cos.(c)..........................................        77,762
    1,300 May Department Stores Co. ..............................        83,606
      225 Mercantile Stores Co., Inc. ............................        17,691
      453 Nordstrom, Inc. ........................................        32,644
      347 Pep Boys--Manny, Moe & Jack.............................         7,721
    1,427 Rite-Aid Corp.(c).......................................        51,104
    2,174 Sears, Roebuck & Co.(c).................................       134,380
      909 TJX Cos., Inc. .........................................        42,496
    1,586 Toys 'R' Us, Inc.(b)....................................        42,029
   12,643 Wal-Mart Stores, Inc.(c)................................       697,735
    2,760 Walgreen Co. ...........................................        97,118
      838 Winn-Dixie Stores, Inc. ................................        34,096
      772 Woolworth Corp.(b)(c)...................................        15,247
                                                                     -----------
                                                                       2,350,098
                                                                     -----------
 Semiconductors (2.0%):
      808 Advanced Micro Devices(b)...............................        15,756
    2,053 Applied Materials, Inc.(b)..............................        65,696
    9,252 Intel Corp. ............................................       660,939
      444 KLA-Tencor Corp.(b).....................................        15,041
      799 LSI Logic Corp.(b)......................................        17,029
    1,156 Micron Technology, Inc.(b)(c)...........................        27,238
      895 National Semiconductor Corp.(b).........................        14,544
    1,094 Rockwell International Corp. ...........................        60,170
    2,181 Texas Instruments, Inc.(c)..............................       112,049
                                                                     -----------
                                                                         988,462
                                                                     -----------

                                   Continued

THE ARCH FUND, INC.
EQUITY INDEX PORTFOLIO

                  SCHEDULE OF PORTFOLIO INVESTMENTS, CONTINUED
                                  MAY 31, 1998
                                  (UNAUDITED)




                                  SECURITY                             MARKET
  SHARES                         DESCRIPTION                            VALUE
 -------- --------------------------------------------------------   -----------
 COMMON STOCKS, CONTINUED:
 Steel (0.2%):
    1,112 Alleghany Teledyne, Inc. ...............................   $    25,854
      585 Armco, Inc.(b)..........................................         3,181
      606 Bethlehem Steel Corp.(b)................................         7,424
      275 Inland Steel Industries, Inc. ..........................         7,872
      508 Nucor Corp. ............................................        26,162
      496 USX-US Steel Group, Inc. ...............................        17,794
      519 Worthington Industries, Inc. ...........................         9,147
                                                                     -----------
                                                                          97,434
                                                                     -----------
 Technology (0.4%):
      245 Autodesk, Inc. .........................................        10,413
    3,321 Motorola, Inc.(c).......................................       175,805
                                                                     -----------
                                                                         186,218
                                                                     -----------
 Telecommunications (4.2%):
    3,148 AirTouch Communication, Inc.(b)(c)......................       149,924
      471 Andrew Corp.(b).........................................        10,347
    1,231 Bay Networks, Inc.(b)...................................        34,083
      665 Clear Channel Communications, Inc.(b)...................        63,757
    1,933 Comcast Corp.(c)........................................        66,266
      629 DSC Communications Corp.(b).............................        10,752
      894 Frontier Corp. .........................................        27,211
      834 General Instrument Corp.(b).............................        19,860
    7,312 Lucent Technologies, Inc.(c)............................       518,694
    3,947 MCI Communications......................................       211,040
    1,450 Nextel Communications, Inc. Class A(b)..................        34,166
    2,910 Northern Telecom Ltd. ..................................       186,240
      416 Scientific-Atlanta, Inc.(c).............................         9,178
    2,828 Tele-Communications--
           TCI Class A(b)(c)......................................        97,036
      982 Tellabs, Inc.(b)........................................        67,482
    3,451 U.S. West Media Group(b)(c).............................       127,903
    2,758 US West Communications Group............................       139,969
    5,735 WorldCom, Inc.(b)(c)....................................       260,942
                                                                     -----------
                                                                       2,034,850
                                                                     -----------
 Textile Products (0.0%):
      132 Springs Industries, Inc. ...............................         7,409
                                                                     -----------
 Tire & Rubber (0.3%):
      419 B. F. Goodrich Co. .....................................        21,474
      461 Cooper Tire & Rubber....................................        10,920
      885 Goodyear Tire & Rubber Co. .............................        63,609
      669 TRW, Inc. ..............................................        35,833
                                                                     -----------
                                                                         131,836
                                                                     -----------
 Tobacco (1.1%):
   13,653 Philip Morris Companies Inc. ...........................       510,281
    1,035 UST, Inc. ..............................................        27,557
                                                                     -----------
                                                                         537,838
                                                                     -----------
 Toys (0.2%):
      753 Hasbro, Inc. ...........................................        28,802
    1,630 Mattel, Inc. ...........................................        61,737
                                                                     -----------
                                                                          90,539
                                                                     -----------
 Transportation & Shipping (0.7%):
      850 Burlington Northern Santa Fe............................        84,574
    1,236 CSX Corp. ..............................................        58,865
      844 FDX Corp.(b)............................................        54,122
    1,832 Laidlaw, Inc. ..........................................        22,671
    2,158 Norfolk Southern Corp. .................................        67,572
      331 Timken Co. .............................................        12,454
    1,375 Union Pacific Corp. ....................................        66,516
                                                                     -----------
                                                                         366,774
                                                                     -----------
 Trucking & Leasing (0.0%):
      410 Ryder Systems, Inc. ....................................        13,966
                                                                     -----------
 Utilities - Gas & Electric (2.7%):
      742 Ameren Corp.(c).........................................        29,031
    1,065 American Electric Power, Inc. ..........................        48,324
      803 Baltimore Gas & Electric Co. ...........................        24,441
      818 Carolina Power & Light(c)...............................        33,538
    1,161 Central & South West Corp. .............................        30,694
      894 CINergy Corp.(c)........................................        28,887
      300 Columbia Energy Group...................................        25,313
    1,310 Consolidated Edison, Inc. ..............................        56,084
      512 Consolidated Natural Gas Co. ...........................        28,960
    1,086 Dominion Resources, Inc./VA.............................        43,101
      818 DTE Energy Co. .........................................        32,362
    1,992 Duke Power Co.(c).......................................       114,788
    2,119 Edison International....................................        62,511
    1,368 Entergy Corp. ..........................................        35,996
    1,300 FirstEnergy Corp.(b)....................................        38,594
    1,022 FPL Group, Inc. ........................................        62,789
      717 GPU, Inc. ..............................................        27,605
    1,552 Houston Industries, Inc. ...............................        44,426
      815 Niagara Mohawk Power Corp.(b)...........................        10,086
      253 NICOR, Inc. ............................................         9,772
      432 Northern States Power Co. ..............................        24,570
      187 Oneok, Inc. ............................................         7,305
      447 Pacific Enterprises.....................................        17,014
    1,653 PacifiCorp..............................................        38,122
    1,259 Peco Energy Co. ........................................        35,567

                                   Continued

THE ARCH FUND, INC.
EQUITY INDEX PORTFOLIO

                  SCHEDULE OF PORTFOLIO INVESTMENTS, CONTINUED
                                  MAY 31, 1998
                                  (UNAUDITED)




                                  SECURITY                           MARKET
  SHARES                         DESCRIPTION                          VALUE
 -------- -------------------------------------------------------- -----------
 COMMON STOCKS, CONTINUED:
 Utilities - Gas & Electric, continued:
      218 People's Energy Corp. .................................. $     8,039
    2,109 PG & E Corp. ...........................................      66,434
      938 PP & L Resources, Inc. .................................      20,753
    1,299 Public Service Enterprise Group, Inc. ..................      42,948
    3,926 Southern Co.(c).........................................     104,283
    1,380 Texas Utilities Co. ....................................      54,510
    1,181 Unicom Corp. ...........................................      40,597
    2,357 Williams Cos., Inc. ....................................      76,455
                                                                   -----------
                                                                     1,323,899
                                                                   -----------
 Utilities - Telephone (5.2%):
    1,040 Alltel Corp. ...........................................      41,015
    6,188 Ameritech Corp. ........................................     262,603
    9,192 AT&T Corp.(c)...........................................     559,564
    4,418 Bell Atlantic Corp. ....................................     404,799
    5,598 BellSouth Corp. ........................................     361,071
    5,428 GTE Corp. ..............................................     316,520
   10,365 SBC Communications, Inc.(c).............................     402,939
    2,458 Sprint Corp. ...........................................     176,362
                                                                   -----------
                                                                     2,524,873
                                                                   -----------
 Wholesale Distribution (0.3%):
      625 Cardinal Health, Inc. ..................................      55,703
    1,207 Costo Companies, Inc.(b)................................      69,856
    1,892 Sysco Corp. ............................................      44,107
                                                                   -----------
                                                                       169,666
                                                                   -----------
  Total Common Stocks
   (Cost $39,405,250)                                               48,251,210
                                                                   -----------
 UNIT INVESTMENT TRUSTS (0.8%):
    3,650 S&P 500 Depository Receipt..............................     398,991
                                                                   -----------
  Total Unit Investment Trusts
   (Cost $408,681)                                                     398,991
                                                                   -----------

 SHORT-TERM SECURITIES HELD AS COLLATERAL (22.9%)
 $3,591,474 Salomon Brothers, 5.65%, 6/1/98 (Purchased on
             5/29/98, proceeds at maturity $3,593,165,
             collateralized by $7,937,037 U.S. Treasury Notes
             and Strips, 0.00%-11.75%, 11/30/98-8/15/27, market
             value $3,671,205)....................................   3,591,474
  3,822,286 Greenwich Capital, 5.65%, 6/1/98 (Purchased on
             5/29/98, proceeds at maturity $3,824,086,
             collateralized by $8,408,474 various U.S.
             Government Agency securities, 0.00%-7.75%,
             5/15/06-5/15/28, market value $3,898,732)............   3,822,286
  3,822,286 Bear Stearns Co., Inc., 5.69%, 6/1/98 (Purchased on
             5/29/98, proceeds at maturity $3,824,098,
             collateralized by $4,235,980 various FNMA Remics,
             6.50%-9.50%, 2/18/04-9/20/24, market value
             $3,898,732)..........................................   3,822,286
                                                                   -----------
  Total Short-Term Securities Held as Collateral (Cost
   $11,236,046)                                                     11,236,046
                                                                   -----------
  Total Investments
   (Cost $51,325,977)(a) (122.8%).................................  60,162,247
  Liabilities in excess of other assets
   (-22.8%)                                                        (11,197,184)
                                                                   -----------
  Total Net Assets (100.0%)                                         48,965,063
                                                                   ===========

--------------
(a) Cost for federal income tax purposes differs from value by the net unrealized appreciation of securities as follows:

      Unrealized appreciation..................... $9,763,656
      Unrealized depreciation.....................   (927,386)
                                                   ----------
      Net unrealized appreciation................. $8,836,270
                                                   ==========
(b) Represents non-income producing securities.

(c) A portion of this security was loaned as of May 31, 1998.


                       See notes to financial statements

THE ARCH FUND, INC.
GROWTH EQUITY PORTFOLIO

                       SCHEDULE OF PORTFOLIO INVESTMENTS
                                  MAY 31, 1998
                                  (UNAUDITED)


   SHARES
     OR
 PRINCIPAL                         SECURITY                            MARKET
   AMOUNT                         DESCRIPTION                           VALUE
 ---------- ------------------------------------------------------   -----------
 COMMERCIAL PAPER (3.3%):
 Financial Services (3.3%):
 $3,147,000 New Center Asset Trust, 5.70%, 6/1/98.................   $ 3,147,000
                                                                     -----------
  Total Commercial Paper
   (Cost $3,147,000)                                                   3,147,000
                                                                     -----------
 COMMON STOCKS (96.2%):
 Automotive (1.0%):
     40,000 Republic Industries, Inc.(b)(c).......................       985,000
                                                                     -----------
 Banking (8.2%):
     27,000 BankAmerica Corp. ....................................     2,232,562
     13,000 Citicorp(c)...........................................     1,938,625
     60,700 MBNA Corp. ...........................................     1,923,431
     45,000 Norwest Corp. ........................................     1,749,375
                                                                     -----------
                                                                       7,843,993
                                                                     -----------
 Business Services (2.1%):
     60,000 First Data Corp. .....................................     1,995,000
                                                                     -----------
 Capital Equipment (2.4%):
     34,200 Illinois Tool Works, Inc. ............................     2,257,200
                                                                     -----------
 Chemicals (1.5%):
     30,000 Praxair, Inc. ........................................     1,479,375
                                                                     -----------
 Commercial Services (1.9%):
     42,000 Cendant Corp.(b)......................................       910,875
     20,000 H & R Block, Inc. ....................................       880,000
                                                                     -----------
                                                                       1,790,875
                                                                     -----------
 Computer & Computer Software (6.9%):
     70,000 Adaptec, Inc.(b)......................................     1,063,125
     31,500 Computer Associates International, Inc. ..............     1,653,750
     28,000 Microsoft Corp.(b)....................................     2,374,750
     25,000 Network Associates, Inc.(b)(c)........................     1,531,250
                                                                     -----------
                                                                       6,622,875
                                                                     -----------
 Computers (3.4%):
     56,000 Compaq Computer Corp.(c)..............................     1,529,500
     15,000 EMC Corp.(b)(c).......................................       621,563
     17,200 Hewlett-Packard Co. ..................................     1,068,550
                                                                     -----------
                                                                       3,219,613
                                                                     -----------
 Electrical & Electronic (4.2%):
     30,500 Analog Devices(b).....................................       752,969
     38,600 General Electric Co. .................................     3,218,275
                                                                     -----------
                                                                       3,971,244
                                                                     -----------
 Financial Services (9.8%):
     26,000 Fannie Mae............................................     1,556,750
     46,500 Federal Home Loan Mortgage Corp. .....................     2,115,750
     35,000 Heller Financial, Inc.(b).............................       975,625
     15,100 Household International, Inc.(c)......................     2,043,219
     43,708 Travelers Group, Inc. ................................     2,666,187
                                                                     -----------
                                                                       9,357,531
                                                                     -----------
 Food & Beverages (3.8%):
     20,000 Coca-Cola Co.(c)......................................     1,567,500
     12,000 Kellogg Co.(c)........................................       495,750
     33,500 PepsiCo, Inc. ........................................     1,367,219
      4,000 Sara Lee Corp. .......................................       235,500
                                                                     -----------
                                                                       3,665,969
                                                                     -----------
 Insurance (1.8%):
     13,875 American International Group, Inc. ...................     1,717,898
                                                                     -----------
 Medical Equipment & Services (2.4%):
     42,000 Medtronic, Inc. ......................................     2,336,250
                                                                     -----------
 Office Equipment & Services (0.9%):
     16,000 Avery Dennison Corp. .................................       829,000
                                                                     -----------
 Oil & Exploration Products & Services (4.4%):
     25,719 Baker Hughes, Inc. ...................................       925,884
     80,000 Ocean Energy, Inc.(b).................................     1,605,000
     21,000 Schlumberger Ltd.(c)..................................     1,639,313
                                                                     -----------
                                                                       4,170,197
                                                                     -----------
 Pharmaceuticals (17.1%):
     41,000 Abbott Laboratories...................................     3,041,687
     19,600 Amgen, Inc.(b)........................................     1,185,800
     15,000 Bristol-Myers Squibb Co. .............................     1,612,500
     18,000 Eli Lilly & Co. ......................................     1,105,875
     12,000 Johnson & Johnson.....................................       828,750
     25,000 Merck & Co., Inc. ....................................     2,926,563
     25,000 Pfizer, Inc. .........................................     2,620,313
     36,000 Schering-Plough Corp. ................................     3,012,749
                                                                     -----------
                                                                      16,334,237
                                                                     -----------
 Printing & Publishing (1.3%):
     18,000 Tribune Co. ..........................................     1,203,750
                                                                     -----------
 Retail Stores (8.0%):
     45,000 Consolidated Stores Corp.(b)(c).......................     1,718,437
     20,000 Dayton Hudson Corp. ..................................       927,500
     20,312 Dollar General Corp.(c)...............................       774,395

                                   Continued

THE ARCH FUND, INC.
GROWTH EQUITY PORTFOLIO

                  SCHEDULE OF PORTFOLIO INVESTMENTS, CONTINUED
                                  MAY 31, 1998
                                  (UNAUDITED)




                                   SECURITY                          MARKET
   SHARES                         DESCRIPTION                         VALUE
 ---------- ------------------------------------------------------ -----------
 COMMON STOCKS, CONTINUED:
 Retail Stores, continued:
     11,000 Fred Meyer, Inc.(b)(c)................................ $   473,000
     21,500 Home Depot, Inc. .....................................   1,689,094
     38,200 Wal-Mart Stores, Inc.(c)..............................   2,108,162
                                                                   -----------
                                                                     7,690,588
                                                                   -----------
 Retail Stores - Grocery (0.7%):
     19,000 Safeway, Inc.(b)(c)...................................     692,313
                                                                   -----------
 Semiconductors (3.6%):
     26,000 Applied Materials, Inc.(b)(c).........................     832,000
     25,000 Intel Corp. ..........................................   1,785,938
     24,000 KLA-Tencor Corp.(b)...................................     813,000
                                                                   -----------
                                                                     3,430,938
                                                                   -----------
 Telecommunications (6.6%):
     40,000 Ascend Communications, Inc.(b)(c).....................   1,727,500
    110,000 DSC Communications Corp.(b)...........................   1,880,312
     13,348 Lucent Technologies, Inc.(c)..........................     946,874
     26,000 Tellabs, Inc.(b)......................................   1,786,688
                                                                   -----------
                                                                     6,341,374
                                                                   -----------
 Tobacco (2.5%):
     63,000 Philip Morris Cos., Inc. .............................   2,354,625
                                                                   -----------
 Wholesale Distribution (1.6%):
     64,000 Sysco Corp. ..........................................   1,492,000
                                                                   -----------
  Total Common Stocks
   (Cost $59,963,309)                                               91,781,845
                                                                   -----------
 SHORT-TERM SECURITIES HELD AS COLLATERAL (18.7%)
 $5,705,653 Salomon Brothers, 5.65%, 6/1/98 (Purchased on
             5/29/98, proceeds at maturity $5,708,341,
             collateralized by $12,609,304 U.S. Treasury Notes
             and Strips, 0.00%-11.75%, 11/30/98-8/15/27, market
             value $5,832,320)....................................   5,705,653
  6,072,338 Greenwich Capital, 5.65%, 6/1/98 (Purchased on
             5/29/98, proceeds at maturity $6,075,197,
             collateralized by $13,358,261 various U.S.
             Government Agency securities 0.00%-7.75%, 5/15/06-
             5/15/28, market value $6,193,784) ...................   6,072,338
  6,072,338 Bear Stearns Co., Inc., 5.69%, 6/1/98 (Purchased on
             5/29/98, proceeds at maturity $6,075,217,
             collateralized by $6,729,560 various FNMA Remics,
             6.50%-9.50%, 2/18/04-9/20/24, market value
             $6,193,784)..........................................   6,072,338
                                                                   -----------
  Total Short-Term Securities Held as Collateral (Cost
   $17,850,329)...................................................  17,850,329
                                                                   -----------
  Total Investments
   (Cost $80,960,638) (a) (118.1%)................................ 112,779,174
  Liabilities in excess of other assets
   (-18.1%)....................................................... (17,323,720)
                                                                   ------------
  Total Net Assets (100.0%)                                        $ 95,455,454
                                                                   ============

------
(a) Represents cost for federal income tax purposes and differs from value by net unrealized appreciation of securities as follows:

      Unrealized appreciation.................... $34,201,535
      Unrealized depreciation....................  (2,382,999)
                                                  -----------
      Net unrealized appreciation................ $31,818,536
                                                  ===========
(b) Represents non-income producing securities.

(c) A portion of this security was loaned as of May 31, 1998.


                       See notes to financial statements

THE ARCH FUND, INC.
BALANCED PORTFOLIO

                       SCHEDULE OF PORTFOLIO INVESTMENTS
                                  MAY 31, 1998
                                  (UNAUDITED)


   SHARES
     OR
 PRINCIPAL                         SECURITY                            MARKET
   AMOUNT                        DESCRIPTION                           VALUE
 ---------- -----------------------------------------------------   ------------
 COMMERCIAL PAPER (5.8%):
 Electrical & Electronic (1.9%):
 $2,459,000 Oge Energy, 5.50%, 6/8/98............................   $  2,456,346
                                                                    ------------
 Financial Services (3.9%):
  5,071,000 New Center Asset Trust, 5.70%, 6/1/98................      5,071,000
                                                                    ------------
  Total Commercial Paper
   (Cost $7,527,346)                                                   7,527,346
                                                                    ------------
 COMMON STOCKS (59.8%):
 Automotive (0.6%):
     29,750 Republic Industries, Inc.(b)(c)......................        732,594
                                                                    ------------
 Banking (4.6%):
     31,213 Banc One Corp. ......................................      1,720,617
     13,000 Chase Manhattan Corp. ...............................      1,767,187
     15,600 Crestar Financial Corp. .............................        896,025
     28,524 First Union Corp. ...................................      1,577,734
                                                                    ------------
                                                                       5,961,563
                                                                    ------------
 Building Products (0.9%):
     33,650 Sherwin-Williams Co. ................................      1,118,863
                                                                    ------------
 Business Services (1.1%):
     41,200 First Data Corp. ....................................      1,369,900
                                                                    ------------
 Chemicals (3.2%):
     31,400 Ecolab, Inc. ........................................        969,475
     28,300 Praxair, Inc. .......................................      1,395,544
     63,000 Solutia, Inc. .......................................      1,728,562
                                                                    ------------
                                                                       4,093,581
                                                                    ------------
 Commercial Services (1.3%):
     45,000 Cendant Corp.(b).....................................        975,938
     15,100 H & R Block, Inc. ...................................        664,400
                                                                    ------------
                                                                       1,640,338
                                                                    ------------
 Computer & Computer Software (4.7%):
     66,500 Adaptec, Inc.(b).....................................      1,009,969
     30,500 Computer Associates International, Inc. .............      1,601,249
     12,800 Microsoft Corp.(b)...................................      1,085,600
     15,500 Network Associates, Inc.(b)(c).......................        949,375
     60,500 Oracle Corp.(b)......................................      1,429,313
                                                                    ------------
                                                                       6,075,506
                                                                    ------------
 Containers & Packaging (1.7%):
     15,100 Crown Cork & Seal Co., Inc. .........................        783,313
     25,500 Sealed Air Corp.(b)..................................      1,364,250
                                                                    ------------
                                                                       2,147,563
                                                                    ------------
 Electrical & Electronic (4.0%):
     28,200 Analog Devices(b)....................................        696,188
     19,880 General Electric Co. ................................      1,657,495
     32,300 Millipore Corp. .....................................      1,078,013
     16,300 W.W. Grainger, Inc. .................................      1,720,668
                                                                    ------------
                                                                       5,152,364
                                                                    ------------
 Financial Services (3.5%):
     24,000 H. F. Ahmanson & Co. ................................      1,830,000
     40,000 Heller Financial, Inc.(b)............................      1,115,000
     38,111 SLM Holding Corp. ...................................      1,522,058
                                                                    ------------
                                                                       4,467,058
                                                                    ------------
 Food & Beverages (2.2%):
     62,000 IBP, Inc. ...........................................      1,201,250
     40,200 PepsiCo, Inc. .......................................      1,640,663
                                                                    ------------
                                                                       2,841,913
                                                                    ------------
 Health Care (1.5%):
     23,000 Allergan, Inc. ......................................        966,000
     32,000 Columbia/HCA Healthcare Corp. .......................      1,046,000
                                                                    ------------
                                                                       2,012,000
                                                                    ------------
 Manufacturing - Consumer Goods (1.3%):
     35,000 Newell Co. ..........................................      1,688,750
                                                                    ------------
 Medical Equipment & Services (0.5%):
     20,400 C. R. Bard, Inc. ....................................        707,625
                                                                    ------------
 Office Equipment & Services (1.4%):
     34,252 Avery Dennison Corp. ................................      1,774,682
                                                                    ------------
 Oil & Exploration Products & Services (5.9%):
     17,700 Atlantic Richfield Co. ..............................      1,396,088
     40,300 Baker Hughes, Inc. ..................................      1,450,799
     32,500 Murphy Oil Corp. ....................................      1,635,155
     53,000 Ocean Energy, Inc.(b)................................      1,063,313
     37,000 USX-Marathon Group...................................      1,295,000
     18,800 Vastar Resources, Inc. ..............................        841,300
                                                                    ------------
                                                                       7,681,655
                                                                    ------------
 Paper & Related (0.5%):
     22,000 Mead Corp. ..........................................        684,750
                                                                    ------------
 Pharmaceuticals (4.4%):
     16,940 Bristol-Myers Squibb Co. ............................      1,821,050
     11,200 Eli Lilly & Co. .....................................        688,100
     12,500 Merck & Co., Inc. ...................................      1,463,281
     20,644 Schering-Plough Corp. ...............................      1,727,645
                                                                    ------------
                                                                       5,700,076
                                                                    ------------

                                   Continued

THE ARCH FUND, INC.
BALANCED PORTFOLIO

                  SCHEDULE OF PORTFOLIO INVESTMENTS, CONTINUED
                                  MAY 31, 1998
                                  (UNAUDITED)




                                   SECURITY                           MARKET
   SHARES                        DESCRIPTION                          VALUE
 ---------- -----------------------------------------------------  ------------
 COMMON STOCKS, CONTINUED:
 Printing & Publishing (0.7%):
     13,000 Tribune Co. ........................................   $    869,375
                                                                   ------------
 Restaurants (0.6%):
     26,205 Tricon Global Restaurants, Inc.(b)..................        813,993
                                                                   ------------
 Retail Stores (5.1%):
     39,650 Consolidated Stores Corp.(b)........................      1,514,134
     24,831 Dillards, Inc., Class A.............................      1,044,454
     13,600 Nordstrom, Inc. ....................................        980,050
     53,000 Pep Boys--Manny, Moe & Jack.........................      1,179,250
     35,193 Wal-Mart Stores, Inc. ..............................      1,942,213
                                                                   ------------
                                                                      6,660,101
                                                                   ------------
 Semiconductors (1.4%):
     21,350 Applied Materials, Inc.(b)..........................        683,200
     33,000 KLA-Tencor Corp.(b).................................      1,117,875
                                                                   ------------
                                                                      1,801,075
                                                                   ------------
 Telecommunications (3.3%):
     13,790 Ascend Communications, Inc.(b)(c)...................        595,556
     77,500 DSC Communications Corp.(b).........................      1,324,765
     34,500 Frontier Corp. .....................................      1,050,094
     19,000 Tellabs, Inc.(b)....................................      1,305,656
                                                                   ------------
                                                                      4,276,071
                                                                   ------------
 Tobacco (1.0%):
     33,800 Philip Morris Companies, Inc. ......................      1,263,275
                                                                   ------------
 Transportation & Shipping (1.2%):
     15,300 Burlington Northern Santa Fe........................      1,522,350
                                                                   ------------
 Utilities - Gas & Electric (2.0%):
     24,800 Consolidated Natural Gas Co. .......................      1,402,750
     26,000 New Century Energies, Inc. .........................      1,196,000
                                                                   ------------
                                                                      2,598,750
                                                                   ------------
 Wholesale Distribution (1.2%):
     65,338 Sysco Corp. ........................................      1,523,192
                                                                   ------------
  Total Common Stocks
   (Cost $61,339,386)                                                77,178,963
                                                                   ------------
 CORPORATE BONDS (3.9%):
 Automotive (1.5%):
 $1,000,000 General Motors Acceptance Corp., 6.60%, 1/17/01,
             MTN................................................      1,013,750
    890,000 General Motors Acceptance Corp., 6.85%, 4/17/01,
             MTN................................................        908,913
                                                                   ------------
                                                                      1,922,663
                                                                   ------------
 Brokerage (0.9%):
  1,100,000 Merrill Lynch & Co., Inc., Series B, 7.15%, 7/30/12,
             MTN................................................      1,134,375
                                                                   ------------
 Finance (1.5%):
  2,000,000 Federal Home Loan Bank, 5.35%, 2/7/01, MTN..........      1,981,620
                                                                   ------------
  Total Corporate Bonds
   (Cost $4,798,926)                                                  5,038,658
                                                                   ------------
 U.S. GOVERNMENT AGENCIES (10.5%):
 Federal Home Loan Mortgage Corp. (1.1%):
    457,540 6.50%, 4/1/08, Pool
             #E00225............................................        460,825
    231,916 7.00%, 4/1/08, Pool
             #E46044............................................        236,770
    107,087 7.00%, 4/1/08, Pool
             #E46076............................................        109,328
    631,853 6.50%, 1/1/09, Gold Pool #E55696....................        636,390
                                                                   ------------
                                                                      1,443,313
                                                                   ------------
 Federal National Mortgage Assoc. (1.0%):
    562,502 6.00%, 3/1/13, Pool
             #418297............................................        555,995
    427,533 6.00%, 5/1/13, Pool
             #425391............................................        422,586
    247,501 6.00%, 5/1/13, Pool
             #251760............................................        244,637
                                                                   ------------
                                                                      1,223,218
                                                                   ------------
 Government National Mortgage Assoc. (8.4%):
    317,660 7.00%, 7/15/09, Pool #364246........................        325,303
    408,214 6.50%, 10/20/10, Pool
             #2108..............................................        409,104
  1,930,660 6.50%, 7/15/11, Pool #436630........................      1,949,347

                                   Continued

THE ARCH FUND, INC.
BALANCED PORTFOLIO

                  SCHEDULE OF PORTFOLIO INVESTMENTS, CONTINUED
                                  MAY 31, 1998
                                  (UNAUDITED)


 PRINCIPAL                         SECURITY                            MARKET
   AMOUNT                         DESCRIPTION                          VALUE
 ---------- ------------------------------------------------------  ------------
 U.S. GOVERNMENT AGENCIES, CONTINUED:
 Government National Mortgage Assoc., continued:
 $   11,144 8.50%, 6/15/17, Pool #217380..........................  $     11,771
    397,605 8.00%, 7/15/22, Pool #328848..........................       413,632
    340,379 7.00%, 11/15/22, Pool #341287.........................       345,910
    247,725 7.00%, 11/15/22, Pool #337961.........................       251,751
    529,410 7.50%, 3/15/23, Pool #331533..........................       545,954
      6,535 8.50%, 3/15/23, Pool #350083..........................         6,902
    278,297 7.50%, 4/15/23, Pool #343195..........................       286,994
    461,380 8.50%, 8/15/24, Pool #365113..........................       487,333
    414,108 8.50%, 9/15/24, Pool #353354..........................       437,401
    105,419 8.50%, 9/15/24, Pool #375056..........................       111,348
     95,188 8.50%, 1/15/25, Pool #400165..........................       100,542
     76,413 8.50%, 2/15/25, Pool #406286..........................        80,711
    368,983 8.50%, 3/15/25, Pool #384593..........................       389,739
    111,196 8.50%, 4/15/25, Pool #346295..........................       117,451
    286,881 8.00%, 8/15/25, Pool #389312..........................       298,445
     22,415 7.50%, 9/15/25, Pool #394485..........................        23,115
     32,401 7.50%, 10/15/25, Pool #400096.........................        33,413
    871,077 7.50%, 10/15/25, Pool #246633.........................       898,298
     20,675 7.50%, 10/15/25, Pool #384783.........................        21,321
    867,392 7.50%, 10/15/25, Pool #409725.........................       894,498
     19,591 7.50%, 10/15/25, Pool #416975.........................        20,203
    142,694 6.50%, 1/15/26, Pool #385123.........................        142,113
    664,594 6.50%, 1/15/26, Pool #417525.........................        661,889
     23,457 6.50%, 3/15/26, Pool #417294.........................         23,362
    449,332 6.50%, 4/15/26, Pool #422323.........................        447,503
    454,312 6.50%, 4/15/26, Pool #408279.........................        452,463
    465,440 6.50%, 4/15/26, Pool #421399.........................        463,546
    177,768 6.50%, 5/15/26, Pool #430798.........................        177,044
                                                                    ------------
                                                                      10,828,406
                                                                    ------------
  Total U.S. Government Agencies
   (Cost $13,169,158)                                                 13,494,937
                                                                    ------------
 U.S. TREASURY BONDS (7.8%):
    300,000 10.75%, 8/15/05(c)...................................        389,277
  2,750,000 12.00%, 8/15/13, Callable on 8/15/08 @ 100(c)........      4,057,020
  1,000,000 8.13%, 5/15/21.......................................      1,277,800
  1,000,000 8.13%, 8/15/21(c)....................................      1,279,130
  1,200,000 8.00%, 11/15/21(b)(c)................................      1,517,844
  1,500,000 6.25%, 8/15/23(b)(c).................................      1,570,275
                                                                    ------------
  Total U.S. Treasury Bonds
   (Cost $9,408,691)                                                  10,091,346
                                                                    ------------
 U.S. TREASURY NOTES (11.6%):
  2,000,000 5.00%, 2/15/99.......................................      1,993,140
  3,000,000 5.88%, 2/28/99.......................................      3,007,290
  3,000,000 7.50%, 5/15/02(c)....................................      3,199,590
  3,000,000 6.38%, 8/15/02(c)....................................      3,086,820
  1,000,000 6.25%, 2/15/03(c)....................................      1,027,280
  2,500,000 7.00%, 7/15/06(c)....................................      2,715,500
                                                                    ------------
  Total U.S. Treasury Notes
   (Cost $14,681,719)                                                 15,029,620
                                                                    ------------
 INVESTMENT COMPANIES (0.4%):
    500,000 Cash Assets Trust Money Market Fund..................        500,000
                                                                    ------------
  Total Investment Companies
   (Cost $500,000)                                                       500,000
                                                                    ------------

                                   Continued

THE ARCH FUND, INC.
BALANCED PORTFOLIO

                  SCHEDULE OF PORTFOLIO INVESTMENTS, CONTINUED
                                  MAY 31, 1998
                                  (UNAUDITED)




 PRINCIPAL                         SECURITY                           MARKET
   AMOUNT                        DESCRIPTION                          VALUE
 ---------- -----------------------------------------------------  ------------
SHORT-TERM SECURITIES HELD AS COLLATERAL (5.4%):
 $2,208,886 Salomon Brothers, 5.65%, 6/1/98, (Purchased on
            5/29/98, proceeds at maturity $2,209,926,
            collateralized by $4,881,563 U.S. Treasury Notes and
            Strips, 0.00%-11.75%, 11/30/98-8/15/27, market value
            $2,257,923)..........................................  $  2,208,886
  2,350,843 Greenwich Capital, 5.65%, 6/1/98 (Purchased on
            5/29/98, proceeds at maturity $2,351,950,
            collateralized by $5,171,514 various U.S. Government
            Agency securities, 0.00%-7.75%, 5/15/06-5/15/28,
            market value $2,397,860).............................     2,350,843
 $2,350,843 Bear Stearns Co., Inc., 5.69%, 6/1/98 (Purchased on
             5/29/98, proceeds at maturity $2,351,958,
             collateralized by $2,605,280 various FNMA Remics,
             6.50%-9.50%, 2/18/04-9/20/24, market value
             $2,397,860).........................................     2,350,843
                                                                   ------------
  Total Short-Term Securities Held as Collateral (Cost
   $6,910,572)...................................................     6,910,572
                                                                   ------------
  Total Investments
   (Cost $118,335,797)(a)(105.2%)                                   135,771,442
  Liabilities in excess of other assets
   (-5.2%)                                                           (6,679,149)
                                                                   ------------
  Total Net Assets (100.0%)                                        $129,092,293
                                                                   ============

------
(a) Represents cost for federal income tax purposes and differs from value by net unrealized appreciation of securities as follows:

      Unrealized appreciation.................... $20,513,198
      Unrealized depreciation....................  (3,077,553)
                                                  -----------
      Net unrealized appreciation................ $17,435,645
                                                  ===========
(b) Represents non-income producing securities.

(c) A portion of this security was loaned as of May 31, 1998.

MTN--Medium Term Note

                       See notes to financial statements

THE ARCH FUND, INC.
GOVERNMENT & CORPORATE BOND PORTFOLIO

                       SCHEDULE OF PORTFOLIO INVESTMENTS
                                  MAY 31, 1998
                                  (UNAUDITED)




 PRINCIPAL                        SECURITY                            MARKET
   AMOUNT                        DESCRIPTION                          VALUE
 ---------- ----------------------------------------------------   ------------
 CORPORATE BONDS (24.5%):
 Automotive (6.4%):
 $1,850,000 Ford Motor Credit, 6.80%, 4/23/01, MTN..............   $  1,891,625
  5,694,000 Ford Motor Credit Co., Global Bond, 6.50%,
             2/28/02(b).........................................      5,779,410
  1,200,000 Ford Motor Credit Corp., 6.69%, 3/21/01, MTN........      1,219,500
  1,000,000 General Motors Acceptance Corp., 6.85%, 4/17/01,
             MTN................................................      1,021,250
  1,400,000 General Motors Acceptance Corp., 6.70%, 4/30/01,
             MTN................................................      1,424,500
  1,600,000 Genreal Motors Acceptance Corp., 6.25%, 1/16/01,
             MTN................................................      1,610,000
                                                                   ------------
                                                                     12,946,285
                                                                   ------------
 Banking (0.5%):
    500,000 BankAmerica Corp., 7.50%, 10/15/02..................        526,250
    500,000 MBNA Corp., 6.88%, 10/1/99..........................        505,000
                                                                   ------------
                                                                      1,031,250
                                                                   ------------
 Financial Services (10.6%):
  5,000,000 CIT Group Holdings, 5.80%, 2/26/01, MTN.............      4,981,250
  5,000,000 Household Finance Corp., 8.38%, 11/15/01............      5,362,500
  5,000,000 Merrill Lynch & Co., Series B, 6.38%, 10/1/01, MTN..      5,043,750
  1,000,000 Salomon Inc., Series D, 7.00%, 3/4/02, MTN..........      1,031,250
  2,000,000 Traveler's Group, Inc., 7.30%, 5/15/02..............      2,080,000
  3,000,000 Traveler's Group, Inc., 7.50%, 2/01/03..............      3,142,500
                                                                   ------------
                                                                     21,641,250
                                                                   ------------
 Governments (Foreign) (0.3%):
    500,000 Province of Ontario, Global Bond, 7.38%, 1/27/03....        527,500
                                                                   ------------
 Industrial Goods & Services (2.0%):
  2,500,000 Raytheon Co, 5.95%, 3/15/01.........................      2,496,875
    500,000 Rockwell International, 6.75%, 9/15/02..............        514,375
 $1,000,000 WMX Technologies, Inc., 7.13%, 6/15/01..............      1,015,000
                                                                   ------------
                                                                      4,026,250
                                                                   ------------
 Manufacturing - Consumer Goods (1.0%):
  2,000,000 Texaco Capital, 6.95%, 10/15/01, MTN................      2,057,500
                                                                   ------------
 Telecommunications (2.9%):
  5,250,000 Southern New England Telecommunications, Series 2,
             6.50%, 2/15/02, MTN................................      5,328,750
    500,000 United Telephone-Florida, 7.25%, 12/15/04...........        530,000
                                                                   ------------
                                                                      5,858,750
                                                                   ------------
 Utilities (0.8%):
  1,500,000 Laclede Gas Co., 7.50%, 11/1/07.....................      1,633,125
                                                                   ------------
  Total Corporate Bonds
   (Cost $49,623,403)                                                49,721,910
                                                                   ------------
 U.S. GOVERNMENT AGENCIES (39.0%):
 Federal Home Loan Bank (0.2%):
    500,000 6.32%, 2/1/00.......................................        504,890
                                                                   ------------
 Federal Home Loan Mortgage Corp. (7.6%):
     36,457 8.50%, 5/1/01, Pool
             #200034............................................         37,801
     80,223 8.50%, 11/1/01, Pool #200058........................         82,880
     16,990 8.00%, 3/1/02, Pool
             #215727............................................         17,404
     74,351 8.00%, 3/1/02, Pool
             #215507............................................         76,163
     90,607 7.50%, 4/1/02, Pool
             #200070............................................         92,702
     26,519 8.00%, 5/1/02, Pool
             #216910............................................         27,165
      8,319 8.00%, 6/1/02, Pool
             #219187............................................          8,522
      3,899 8.00%, 6/1/02, Pool
             #217366............................................          3,994
     49,711 8.00%, 6/1/02, Pool
             #218582............................................         50,922
    207,508 8.00%, 6/1/02, Pool
             #218101............................................        212,565

                                   Continued

THE ARCH FUND, INC.
GOVERNMENT & CORPORATE BOND PORTFOLIO

                  SCHEDULE OF PORTFOLIO INVESTMENTS, CONTINUED
                                  MAY 31, 1998
                                  (UNAUDITED)




 PRINCIPAL                         SECURITY                            MARKET
   AMOUNT                        DESCRIPTION                           VALUE
 ---------- -----------------------------------------------------   ------------
 U.S. GOVERNMENT AGENCIES, CONTINUED:
 Federal Home Loan Mortgage Corp., continued:
 $   23,184 8.00%, 7/1/02, Pool
             #217891.............................................   $     23,749
    131,762 8.00%, 7/1/02, Pool
             #501214.............................................        134,973
     80,446 8.50%, 3/1/05, Pool
             #380084.............................................         83,111
      6,714 8.50%, 4/1/05, Pool
             #380085.............................................          6,937
  1,000,000 7.46%, 8/3/05, Callable on 8/3/98 @ 100..............      1,002,430
     35,633 8.50%, 9/1/05, Pool
             #503592.............................................         36,814
     29,257 8.50%, 4/1/06, Gold Pool
             #E00025.............................................         30,501
    538,598 6.00%, 2/1/11, Gold Pool #E62600.....................        533,212
  1,047,125 7.00%, 7/1/11, Gold Pool #E20252.....................      1,069,042
    891,044 6.50%, 1/1/12, Gold Pool #E00465.....................        897,441
  2,559,904 6.00%, 2/1/12, Gold Pool #E00472.....................      2,534,304
  1,797,474 8.00%, 1/1/23, Gold Pool #C00225.....................      1,866,551
    319,361 8.00%, 1/1/23, Gold Pool #D29451.....................        331,634
  3,538,292 6.00%, 12/1/25, Gold Pool #G00427....................      3,442,085
  2,935,176 6.00%, 9/1/27, Gold Pool #C00565.....................      2,855,368
                                                                    ------------
                                                                      15,458,270
                                                                    ------------
 Federal National Mortgage Assoc. (18.1%):
  1,049,545 6.00%, 11/1/00, Pool #190070.........................      1,045,935
  1,000,000 7.55%, 6/10/04, Callable 6/10/99 @ 100...............      1,018,230
  2,000,000 6.00%, 5/15/08(b)....................................      2,017,800
  4,376,154 6.00%, 5/1/11, Pool
             #345652.............................................      4,325,522
  3,959,841 7.00%, 7/1/11, Pool
             #351021.............................................      4,039,038
  3,144,086 6.50%, 12/1/11, Pool #367838.........................      3,162,731
    892,485 6.50%, 7/1/12, Pool
             #393667.............................................        897,777
    629,368 6.50%, 7/1/12, Pool
             #370716.............................................        633,101
    918,203 6.50%, 8/1/12, Pool
             #251165.............................................        923,648
  5,868,245 6.00% 1/1/13, Pool
             #251501.............................................      5,800,349
  2,325,567 8.00%, 7/1/24, Pool
             #190264.............................................      2,415,683
  2,812,242 6.00%, 2/1/26, Pool
             #336918.............................................      2,729,619
  1,455,376 6.00%, 10/1/26, Pool #368935.........................      1,412,617
  1,977,246 6.50%, 8/1/27, Pool
             #397372.............................................      1,966,727
  1,994,414 6.50%, 8/1/27, Pool
             #395219.............................................      1,983,804
  2,358,417 6.50%, 9/1/27, Pool
             #399040.............................................      2,345,870
                                                                    ------------
                                                                      36,718,451
                                                                    ------------
 Government National Mortgage Assoc. (13.1%):
     11,872 9.50%, 2/15/01, Pool #149206.........................         12,603
     30,659 9.50%, 9/15/05, Pool #290435.........................         32,546
    125,949 8.00%, 1/15/02, Pool #188653.........................        130,593
     21,524 8.00%, 3/15/02, Pool #199167.........................         22,318
    133,536 8.00%, 4/15/02, Pool #180980.........................        138,460
     94,959 8.00%, 7/15/02, Pool #209779.........................         98,460
     74,032 9.50%, 10/15/02, Pool #232514........................         78,590
     57,947 9.50%, 1/15/06, Pool #298829.........................         61,514
    129,093 8.00%, 5/15/06, Pool #303851.........................        133,852
     64,254 9.50%, 7/15/07, Pool #331878.........................         68,210
    356,233 8.00%, 11/15/07, Pool #339329........................        369,367
    355,486 8.00%, 12/15/07, Pool #338551........................        368,593
    550,662 9.50%, 8/15/09, Pool #400219.........................        584,560

                                   Continued

THE ARCH FUND, INC.
GOVERNMENT & CORPORATE BOND PORTFOLIO

                  SCHEDULE OF PORTFOLIO INVESTMENTS, CONTINUED
                                  MAY 31, 1998
                                  (UNAUDITED)


 PRINCIPAL                         SECURITY                            MARKET
   AMOUNT                         DESCRIPTION                          VALUE
 ---------- ------------------------------------------------------  ------------
 U.S. GOVERNMENT AGENCIES, CONTINUED:
 Government National Mortgage Assoc., continued:
 $  167,250 9.50%, 9/15/09, Pool #377317..........................  $    177,546
    460,589 9.50%, 2/15/10, Pool #392932..........................       488,943
     33,473 8.00%, 5/15/10, Pool #398424..........................        34,707
    156,172 6.50%, 8/15/10, Pool #387094..........................       157,684
    894,476 8.00%, 11/15/10, Pool #410294.........................       927,455
    284,599 8.00%, 11/15/10, Pool #414827.........................       295,092
    197,809 8.00%, 11/15/10, Pool #405524.........................       205,102
    102,270 6.50%, 3/15/11, Pool #408253..........................       103,260
    424,306 6.50%, 4/15/11, Pool #421831..........................       428,413
    103,529 6.50%, 4/15/11, Pool #418274..........................       104,531
    350,911 6.50%, 4/15/11, Pool #402546..........................       354,308
    550,699 6.50%, 5/15/11, Pool #408304..........................       556,030
     73,728 6.50%, 5/15/11, Pool #430822..........................        74,442
    287,335 6.50%, 6/15/11, Pool #423833..........................       290,117
    566,122 6.50%, 6/15/11, Pool #345631..........................       571,602
    101,969 6.50%, 6/15/11, Pool #421731..........................       102,956
    661,542 6.50%, 6/15/11, Pool #430820..........................       667,946
    320,609 6.50%, 7/15/11, Pool #345749..........................       323,713
    360,458 6.50%, 8/15/11, Pool #426911..........................       363,948
  2,014,870 8.50%, 4/15/17, Pool #212112..........................     2,128,206
  1,213,355 8.00%, 4/15/22, Pool #320818..........................     1,262,266
  3,060,349 7.50%, 1/15/23, Pool #331839..........................     3,155,985
  1,749,976 8.00%, 1/15/23, Pool #331841..........................     1,820,518
    834,891 7.50%, 4/15/23, Pool #343195.........................        860,981
  1,024,460 9.00%, 3/15/25, Pool #404067.........................      1,098,733
    958,397 6.50%, 4/15/26, Pool #422323.........................        954,496
    959,645 6.50%, 4/15/26, Pool #415721.........................        955,739
    947,910 6.50%, 5/15/26, Pool #417388.........................        944,052
  4,684,427 6.50%, 6/15/26, Pool #423801.........................      4,665,361
    393,239 7.00%, 9/15/27, Pool #455304.........................        399,629
                                                                    ------------
                                                                      26,573,427
                                                                    ------------
  Total U.S. Government Agencies
   (Cost $77,832,606)                                                 79,255,038
                                                                    ------------
 U.S. TREASURY BONDS (19.9%):
  1,375,000 9.25%, 2/15/16.......................................      1,884,135
  3,000,000 7.50%, 11/15/16......................................      3,542,760
  1,675,000 8.75%, 5/15/17.......................................      2,219,911
  2,865,000 8.88%, 8/15/17.......................................      3,844,343
  4,150,000 8.88%, 2/15/19(b)....................................      5,620,221
  2,183,000 8.75%, 8/15/20(b)....................................      2,947,225
  2,000,000 8.00%, 11/15/21(b)(c)................................      2,529,740
  8,650,000 6.25%, 8/15/23(b)(c).................................      9,055,252
  1,500,000 6.50%, 11/15/26(b)...................................      1,627,680
  6,500,000 6.63%, 2/15/27(b)....................................      7,176,325
                                                                    ------------
  Total U.S. Treasury Bonds
   (Cost $35,882,936)                                                 40,447,592
                                                                    ------------
 U.S. TREASURY NOTES (15.4%):
  2,250,000 6.38%, 1/15/99(b)....................................      2,262,645
  2,750,000 6.13%, 7/31/00.......................................      2,782,120
  5,670,000 6.25%, 8/31/02(b)....................................      5,804,889
 19,045,000 6.63%, 5/15/07(b)....................................     20,307,493
                                                                    ------------
  Total U.S. Treasury Notes
   (Cost $30,626,145)                                                 31,157,147
                                                                    ------------
 INVESTMENT COMPANIES (0.7%):
  1,354,976 Federated Money Market Trust.........................      1,354,976
                                                                    ------------
  Total Investment Companies
   (Cost $1,354,976)                                                   1,354,976
                                                                    ------------

                                   Continued

THE ARCH FUND, INC.
GOVERNMENT & CORPORATE BOND PORTFOLIO

                  SCHEDULE OF PORTFOLIO INVESTMENTS, CONTINUED
                                  MAY 31, 1998
                                  (UNAUDITED)




 PRINCIPAL                        SECURITY                           MARKET
   AMOUNT                        DESCRIPTION                         VALUE
 ---------- ----------------------------------------------------  ------------
 SHORT-TERM SECURITIES HELD AS COLLATERAL (5.2%):
 $3,357,015 Salomon Brothers, 5.65%, 6/1/98 (Purchased on
             5/29/98, proceeds at maturity $3,358,596,
             collateralized by $7,418,891 U.S. Treasury Notes
             and Strips, 0.00%-11.75%, 11/30/98-8/15/27, market
             value $3,431,541)..................................  $  3,357,015
  3,572,760 Greenwich Capital, 5.65%, 6/1/98 (Purchased on
             5/29/98, proceeds at maturity $3,574,442,
             collateralized by $7,859,552 various U.S.
             Government Agency securities, 0.00%-7.75%, 5/15/06-
             5/15/28, market value $3,644,215)..................     3,572,760
  3,572,760 Bear Stearns Co., Inc., 5.69%, 6/1/98 (Purchased on
             5/29/98, proceeds at maturity $3,574,454,
             collateralized by $3,959,447 various FNMA Remics,
             6.50%-9.50%, 2/18/04-9/20/24, market value
             $3,644,215)........................................     3,572,760
                                                                  ------------
  Total Short-Term Securities Held as Collateral (Cost
   $10,502,535).................................................    10,502,535
                                                                  ------------
  Total Investments
   (Cost $205,822,601)(a)(104.7%)...............................   212,439,198
  Liabilities in excess of other assets
   (-4.7%)......................................................    (9,545,487)
                                                                  ------------
  Total Net Assets (100.0%).....................................  $202,893,711
                                                                  ============

(a) Represents cost for federal income tax purposes and differs from value by net unrealized appreciation of securities as follows:

      Unrealized appreciation..................... $6,809,573
      Unrealized depreciation.....................   (192,976)
                                                   ----------
      Net unrealized appreciation................. $6,616,597
                                                   ==========

(b) All or a portion of this security was loaned as of May 31, 1998.

MTN--Medium Term Note
                       See notes to financial statements

THE ARCH FUND, INC.
U.S. GOVERNMENT SECURITIES PORTFOLIO

                       SCHEDULE OF PORTFOLIO INVESTMENTS
                                  MAY 31, 1998
                                  (UNAUDITED)




  PRINCIPAL                        SECURITY                            MARKET
   AMOUNT                         DESCRIPTION                          VALUE
 ----------- ----------------------------------------------------   ------------
 U.S. GOVERNMENT AGENCIES (54.6%):
 Federal Home Loan Bank (4.7%):
 $ 5,000,000 5.52%, 4/9/01, Series 3101..........................   $  4,972,850
                                                                    ------------
 Federal Home Loan Mortgage Corp. (20.9%):
      14,304 9.50%, 9/1/04, Pool
              #380053............................................         15,096
     500,000 7.46%, 8/3/05, Callable on 8/3/98 @ 100.............        501,215
     211,421 8.50%, 3/1/06, Gold Pool #E00022....................        220,407
     351,942 7.50%, 4/1/08, Gold Pool #E45929....................        362,940
   2,000,000 5.75%, 4/15/08(b)...................................      1,982,160
     461,655 6.00%, 2/1/11, Gold Pool #E62600....................        457,039
     735,323 6.50%, 2/1/11, Gold Pool #E00419....................        740,602
     695,388 7.00%, 7/1/11, Gold Pool #E20252....................        709,943
     463,887 7.00%, 11/1/11, Gold Pool #E65619...................        473,596
     899,954 6.50%, 1/1/12, Gold Pool #E00465....................        906,416
   1,424,973 6.00%, 2/1/12, Gold Pool #E66284....................      1,410,723
     750,166 6.50%, 2/1/12, Gold Pool #E66272....................        755,552
     621,050 6.50%, 2/1/12, Gold Pool #E66172....................        625,509
     956,879 6.00%, 3/1/12, Gold Pool #E66474....................        947,310
   7,355,334 5.50%, 12/1/12, Gold Pool #E68353...................      7,136,953
     993,376 6.00%, 3/1/13, Gold Pool #E69338....................        983,442
   1,993,196 6.00%, 4/1/13, Pool
              #E00543............................................      1,973,264
     996,513 6.00%, 4/1/13, Pool
              #E70028............................................        986,548
     994,603 6.00%, 3/1/28, Gold Pool #D87129....................        967,560
                                                                    ------------
                                                                      22,156,275
                                                                    ------------
 Federal National Mortgage Assoc. (19.1%):
   4,000,000 6.11%, 9/20/00......................................      4,032,759
     524,773 6.00%, 11/1/00, Pool #190070........................        522,967
     922,859 6.00%, 3/1/11, Pool
              #340503............................................        912,182
     863,417 6.50%, 5/1/11, Pool
              #335713............................................        868,537
     657,145 6.50%, 5/1/11, Pool
              #346276............................................        661,042
     816,855 6.50%, 7/1/11, Pool
              #351761............................................        821,699
   1,690,786 6.50%, 7/1/11, Pool
              #250613............................................      1,700,813
     322,194 7.00%, 11/1/11, Pool #349630........................        328,638
     323,680 7.00%, 11/1/11, Pool #250738........................        330,153
     220,721 7.00%, 11/1/11, Pool #351122........................        225,135
     929,943 6.50%, 12/1/11, Pool #368127........................        935,458
     935,305 6.50%, 12/1/11, Pool #367868........................        940,852
   1,749,654 6.50%, 12/1/11, Pool #250781........................      1,760,029
   1,963,338 5.50%, 3/1/13, Pool
              #420158............................................      1,901,984
   1,162,784 8.00%, 7/1/24, Pool
              #190264............................................      1,207,842
   2,980,366 6.50%, 10/1/27, Pool #400141........................      2,964,510
                                                                    ------------
                                                                      20,114,600
                                                                    ------------
 Government National Mortgage Assoc. (9.8%):
     153,370 8.00%, 1/15/07, Pool #315126........................        159,025
      60,705 6.50%, 5/15/08, Pool #340791........................         61,293
     276,058 9.00%, 7/15/09, Pool #390782........................        290,463
     279,866 9.00%, 11/15/09, Pool #359559.......................        294,469
     605,325 8.00%, 10/15/10, Pool #414750.......................        627,643
      97,716 6.50%, 11/15/10, Pool #414786.......................         98,662
     335,401 6.50%, 2/15/11, Pool #373569........................        338,647
     316,671 6.50%, 3/15/11, Pool #344973........................        319,736

                                   Continued

THE ARCH FUND, INC.
U.S. GOVERNMENT SECURITIES PORTFOLIO

                  SCHEDULE OF PORTFOLIO INVESTMENTS, CONTINUED
                                  MAY 31, 1998
                                  (UNAUDITED)




  PRINCIPAL                         SECURITY                           MARKET
   AMOUNT                         DESCRIPTION                          VALUE
 ----------- ----------------------------------------------------  ------------
 U.S. GOVERNMENT AGENCIES, CONTINUED:
 Government National Mortgage Assoc., continued:
 $   612,408 6.50%, 3/15/11, Pool #410935........................  $    618,336
     379,974 6.50%, 3/15/11, Pool #406466........................       383,652
     379,327 6.50%, 3/15/11, Pool #408253........................       382,999
      55,700 6.50%, 3/15/11, Pool #416179........................        56,239
     664,559 6.50%, 4/15/11, Pool #416060........................       670,992
     367,356 6.50%, 4/15/11, Pool #422652........................       370,912
      54,175 6.50%, 5/15/11, Pool #422814........................        54,700
     132,426 6.50%, 5/15/11, Pool #433036........................       133,708
     319,485 6.50%, 5/15/11, Pool #408304........................       322,577
     110,974 6.50%, 6/15/11, Pool #432993........................       112,048
     240,114 6.50%, 6/15/11, Pool #421731........................       242,438
     779,894 6.50%, 7/15/11, Pool #433088........................       787,443
     372,727 6.50%, 7/15/11, Pool #424521........................       376,335
     127,485 8.50%, 5/15/17, Pool #219152........................       134,656
     172,483 8.50%, 6/15/21, Pool #307921........................       182,185
   1,047,465 7.50%, 12/15/22, Pool #347332.......................     1,080,197
     495,269 8.00%, 5/15/23, Pool #352469........................       515,234
     205,456 9.50%, 1/15/25, Pool #384421........................       222,277
     298,628 9.50%, 2/15/25, Pool #401796........................       323,077
       8,546 9.50%, 2/15/25, Pool #392967........................         9,246
     491,354 9.50%, 2/15/25, Pool #365292........................       531,581
     168,594 9.50%, 3/15/25, Pool #407257........................       182,397
     142,244 9.50%, 4/15/25, Pool #386741........................       153,889
     294,929 7.00%, 9/15/27, Pool #455304........................       299,722
                                                                    -----------
                                                                     10,336,778
                                                                    -----------
  Total U.S. Government Agencies
   (Cost $56,828,725)                                                57,580,503
                                                                    -----------
 U.S. TREASURY NOTES (44.0%):
   1,700,000 7.13%, 10/15/98(b)..................................     1,711,458
  15,850,000 6.38%, 1/15/99(b)...................................    15,939,077
   3,600,000 7.00%, 4/15/99(b)...................................     3,646,224
   6,750,000 6.38%, 5/15/99(b)...................................     6,800,895
   6,650,000 7.75%, 11/30/99(b)..................................     6,857,347
   1,250,000 7.75%, 12/31/99.....................................     1,291,025
     275,000 6.13%, 7/31/00......................................       278,212
   1,250,000 6.25%, 2/28/02(b)...................................     1,276,938
   4,600,000 6.25%, 8/31/02(b)...................................     4,709,434
     400,000 5.75%, 8/15/03(b)...................................       403,172
     350,000 7.25%, 5/15/04(b)...................................       378,889
   2,960,000 6.63%, 5/15/07(b)...................................     3,156,218
                                                                    -----------
  Total U.S. Treasury Notes
   (Cost $46,451,868)                                                46,448,889
                                                                    -----------
 INVESTMENT COMPANIES (0.8%):
     879,300 Federated Trust for U.S. Treasury Obligations.......       879,300
                                                                    -----------
  Total Investment Companies
   (Cost $879,300)                                                      879,300
                                                                    -----------
 SHORT-TERM SECURITIES HELD AS COLLATERAL (22.5%):
   7,594,383 Salomon Brothers, 5.65%, 6/1/98 (Purchased on
              5/29/98, proceeds at maturity $7,597,958,
              collateralized by $16,783,330 U.S. Treasury Notes
              and Strips, 0.00%-11.75%, 11/30/98-8/15/27,
              market value $7,762,978)...........................     7,594,383
   8,082,448 Greenwich Capital, 5.65%, 6/1/98 (Purchased on
              5/29/98, proceeds at maturity $8,086,254,
              collateralized by $17,780,212 various U.S.
              Government Agency securities, 0.00%-7.75%,
              5/15/06-5/15/28, market value $8,244,097)..........     8,082,448

                                   Continued

THE ARCH FUND, INC.
U.S. GOVERNMENT SECURITIES PORTFOLIO

                  SCHEDULE OF PORTFOLIO INVESTMENTS, CONTINUED
                                  MAY 31, 1998
                                  (UNAUDITED)




 PRINCIPAL                        SECURITY                           MARKET
   AMOUNT                       DESCRIPTION                          VALUE
 ---------- ---------------------------------------------------   ------------
 SHORT-TERM SECURITIES HELD AS COLLATERAL, CONTINUED:
 $8,082,448 Bear Stearns Co., Inc., 5.69%, 6/1/98 (Purchased on
             5/29/98, proceeds at maturity $8,086,281,
             collateralized by $8,957,229 various FNMA Remics,
             6.50%-9.50%, 2/18/04-9/20/24, market value
             $8,244,097).......................................   $  8,082,448
                                                                  ------------
  Total Short-Term Securities Held as Collateral (Cost
   $23,759,279)                                                     23,759,279
                                                                  ------------
  Total Investments
   (Cost $127,919,172)(a) (121.9%)                                 128,667,971
  Liabilities in excess of other assets (-21.9%)                   (23,084,021)
                                                                  ------------
  Total Net Assets (100.0%)                                       $105,583,950
                                                                  ============

------
(a) Represents cost for federal income tax purposes and differs from value by net unrealized appreciation of securities as follows:

      Unrealized appreciation..................... $ 966,126
      Unrealized depreciation.....................  (217,327)
                                                   ---------
      Net unrealized appreciation................. $ 748,799
                                                   =========

(b) All or a portion of this security was loaned as of May 31, 1998.

                       See notes to financial statements

THE ARCH FUND, INC.
SHORT INTERMEDIATE MUNICIPAL PORTFOLIO

                       SCHEDULE OF PORTFOLIO INVESTMENTS
                                  MAY 31, 1998
                                  (UNAUDITED)




 PRINCIPAL                   SECURITY                     MARKET
   AMOUNT                  DESCRIPTION                     VALUE
 ---------- -----------------------------------------   -----------
 MUNICIPAL BONDS (98.1%):
 Alabama (2.4%):
 $1,000,000 Alabama State Public School & College
             Authority,
             4.40%, 12/1/00..........................   $ 1,012,500
                                                        -----------
 Alaska (0.7%):
    300,000 Anchorage, G.O., 5.40%, 8/1/98 (MBIA
             Insured)................................       300,768
                                                        -----------
 Colorado (5.3%):
    390,000 Aurora-Colorado Springs, Water Authority
             Revenue,
             5.40%, 6/1/98...........................       390,018
    720,000 El Paso County School District No. 020,
             G.O.,
             5.15%, 12/15/99.........................       735,300
  1,000,000 Jefferson County School District No. R-
             001, Series A, G.O., 5.25%, 12/15/11,
             Callable on 12/15/08 @101 (FGIC
             Insured)................................     1,050,000
                                                        -----------
                                                          2,175,318
                                                        -----------
 Georgia (2.4%):
  1,000,000 Burke County Development Authority,
             Pollution Control Revenue, Georgia Power
             Co., 3.95%*, 7/1/24.....................     1,000,000
                                                        -----------
 Hawaii (3.9%):
    600,000 Hawaii State Highway Revenue, 4.80%,
             7/1/03..................................       609,750
  1,000,000 Hawaii State, Series CI, G.O., 4.10%,
             11/1/01.................................       997,500
                                                        -----------
                                                          1,607,250
                                                        -----------
 Illinois (8.9%):
    500,000 Chicago Metropolitan Water Reclamation
             District, G.O., 4.70%, 12/1/99..........       506,250
  1,000,000 Chicago, G.O., 5.50%, 1/1/13 (FSA
             Insured)................................     1,065,000
    500,000 Du Page County, Forest Preservation
             District, G.O., 5.90%, 11/1/01..........       530,625
    400,000 Illinois State, G.O., 5.60%, 10/1/99.....       409,000
    400,000 Illinois State, G.O., 5.25%, 4/1/01......       413,500


    750,000 Illinois StateToll
             Highway Authority, Toll
             Highway Priority
             Revenue, Series A,
             4.75%, 1/1/02...........................       763,125
                                                         ----------
                                                          3,687,500
                                                         ----------
 Indiana (3.6%):
    500,000 Muncie School Building
             Corp., 4.95%, 1/15/02
             (MBIA Insured)..........................       512,500
  1,000,000 St. Joseph County
             Hospital Authority,
             Memorial Health System,
             4.75%, 8/15/12,
             Callable on 2/15/08 @
             101 (MBIA Insured)......................       983,750
                                                         ----------
                                                          1,496,250
                                                         ----------
 Iowa (2.5%):
    600,000 Iowa Financial
             Authority, Solid Waste
             Disposal Revenue, Cedar
             River Paper Co.,
             4.00%*, 6/1/98,
             Callable on 12/1/07 @
             100, AMT (LOC-Swiss
             Bank Corp.).............................       600,000
    425,000 Ottumwa Community School
             District, G.O., 5.10%,
             6/1/01 (FSA Insured)....................       437,750
                                                         ----------
                                                          1,037,750
                                                         ----------
 Kansas (2.6%):
  1,000,000 Kansas State Department
             of Transportation
             Highway Revenue, 5.50%,
             9/1/10..................................     1,085,000
                                                         ----------
 Kentucky (0.9%):
    380,000 Kenton County Water
             District No. 001,
             Waterworks Revenue,
             Series B, 5.60%, 2/1/99
             (FGIC Insured)..........................       384,674
                                                         ----------
 Maine (2.0%):
    800,000 Maine Municipal Bond
             Bank, Series A, 4.90%,
             11/1/02.................................       822,000
                                                         ----------
 Maryland (2.2%):
    400,000 Maryland State,
             Department of
             Transportation, 2nd
             Issue, 4.10%, 12/15/00..................       402,000

                                   Continued

THE ARCH FUND, INC.
SHORT INTERMEDIATE MUNICIPAL PORTFOLIO

                  SCHEDULE OF PORTFOLIO INVESTMENTS, CONTINUED
                                  MAY 31, 1998
                                  (UNAUDITED)




 PRINCIPAL          SECURITY             MARKET
   AMOUNT          DESCRIPTION           VALUE
 ---------- ------------------------   ----------
 MUNICIPAL BONDS, CONTINUED:
 Maryland, continued:
 $  500,000 Washington Suburban
             Sanitation District,
             Sewer Disposal Revenue,
             G.O., 5.00%, 6/1/00 ...   $  510,625
                                       ----------
                                          912,625
                                       ----------
 Massachusetts (2.7%):
  1,000,000 Massachusetts State Port
             Authority Revenue,
             Series A, 5.75%,
             7/1/12.................    1,101,250
                                       ----------
 Michigan (6.6%):
    400,000 Chelsea School District,
             G.O., 5.25%, 5/1/01
             (FGIC Q-SBLF Insured)..      413,500
  1,000,000 Eaton Rapids Public
             Schools, G.O., 5.38%,
             5/1/07, Callable on
             5/1/04 @ 101 (MBIA Q-
             SBLF Insured)..........    1,056,250
    800,000 Kent County Building
             Authority, G.O., 4.50%,
             12/1/01................      811,000
    450,000 Oakland County Building
             Authority, 4.75%,
             4/1/00, Callable on
             4/1/99 @ 101.5.........      456,750
                                       ----------
                                        2,737,500
                                       ----------
 Minnesota (4.5%):
    365,000 Duluth, Series A, G.O.,
             4.65%, 2/1/02 (FSA
             Insured)...............      372,756
  1,000,000 Faribault Independant
             School District, G.O.,
             4.63%, 6/1/10, Callable
             on 6/1/08 @ 100 (FSA
             Insured)...............    1,003,750
    500,000 Minnesota State, G.O.,
             5.50%, 8/1/98..........      501,410
                                       ----------
                                        1,877,916
                                       ----------
 Mississippi (1.2%):
    500,000 Mississippi State,
             Capital Improvement,
             Series B, G.O., 5.00%,
             8/1/99.................      506,875
                                       ----------
 Missouri (0.8%):
    320,000 Jefferson County School
             District, G.O., 4.70%,
             3/1/01 (MBIA Insured)..      327,200
                                       ----------
 Nevada (3.5%):
    900,000 Sparks, G.O., 4.80%,
             3/1/04, Callable on
             3/1/01 @ 101 (AMBAC
             Insured)...............      919,125
    500,000 Washoe County School
             District, G.O., 5.30%,
             8/1/00 (MBIA Insured)..      515,625
                                       ----------
                                        1,434,750
                                       ----------
 New Mexico (2.6%):
    345,000 Albuquerque, Water &
             Sewer Revenue, 4.40%,
             7/1/00.................      348,019
    700,000 New Mexico State,
             Capital Projects, G.O.,
             4.60%, 8/1/00, Callable
             on 8/1/98 @ 101.5......      711,312
                                       ----------
                                        1,059,331
                                       ----------
 New York (2.5%):
  1,000,000 New York State,
             Environmental
             Facilities Revenue,
             5.05%, 1/15/13,
             Callable on 7/15/08 @
             102....................    1,015,000
                                       ----------
 Ohio (2.3%):
  1,000,000 Ohio State Building
             Authority, 4.75%,
             10/1/17, Callable on
             10/1/08 @ 101..........      961,250
                                       ----------
 Pennsylvania (1.0%):
    400,000 Delaware County, G.O.,
             4.35%, 10/1/00
             (Municipal Government
             Guaranteed)............      404,000
                                       ----------
 Rhode Island (2.2%):
    900,000 Rhode Island State,
             Series A, G.O., 4.60%,
             11/1/03, Callable on
             11/1/02 @ 102..........      911,250
                                       ----------
 South Carolina (1.0%):
    400,000 Charleston County School
             District, Series B,
             G.O., 4.50%, 2/1/00
             (SCSDE Insured)........      404,000
                                       ----------
 South Dakota (1.6%):
    640,000 South Dakota State
             Building Authority,
             Building Revenue,
             Series A, 5.00%, 9/1/02
             (FSA Insured)..........      660,800
                                       ----------
 Texas (13.6%):
  1,500,000 Brazos River Authority,
             Pollution Control
             Revenue, Series A,
             Texas Utilities
             Electric Co., 3.95%*,
             2/1/32, AMT (MBIA
             Insured)...............    1,500,000

                                   Continued

THE ARCH FUND, INC.
SHORT INTERMEDIATE MUNICIPAL PORTFOLIO

                  SCHEDULE OF PORTFOLIO INVESTMENTS, CONTINUED
                                  MAY 31, 1998
                                  (UNAUDITED)



 PRINCIPAL                   SECURITY                      MARKET
   AMOUNT                   DESCRIPTION                    VALUE
 ---------- ------------------------------------------   ----------
 MUNICIPAL BONDS, CONTINUED:
 Texas, continued:
 $  450,000 Dallas Water Works & Sewer System Revenue,
             4.60%, 4/1/01............................   $  457,312
    800,000 Houston, Series C, G.O., 5.50%, 4/1/01....      828,000
  1,000,000 Plano Independent School District, G.O.,
             4.70%, 2/15/13, Callable on 2/15/08 @ 100
             (PSF Guaranteed).........................      976,250
    400,000 San Antonio, G.O., 4.88%, 8/1/99..........      405,500
    450,000 Tarrant County Water Control and
             Improvement District No. 001, Water
             Revenue, 5.60%, 3/1/00...................      462,375
  1,000,000 University of Texas Permanent University
             Fund, College & University Revenue,
             5.00%, 7/1/14, Callable on 7/1/08 @ 100
             (PUFG Insured)...........................    1,001,250
                                                         ----------
                                                          5,630,687
                                                         ----------
 Utah (3.1%):
    675,000 Box Elder County School District, G.O.,
             4.80%, 6/15/01 (AMBAC Insured)...........      693,563
    560,000 North Davis County Sewer District, G.O.,
             5.70%, 3/1/02 (FGIC Insured).............      592,900
                                                         ----------
                                                          1,286,463
                                                         ----------
 Vermont (0.7%):
    270,000 Vermont Municipal Bond Bank, Series 2,
             4.50%, 12/1/01 (AMBAC Insured)...........      274,388
                                                         ----------
 Virginia (2.0%):
    400,000 Virginia Beach, G.O., 4.20%, 7/15/98......      400,180
    400,000 Virginia State Public Building Authority,
             Building Revenue, Series A, 5.70%,
             8/1/00...................................      414,500
                                                         ----------
                                                            814,680
                                                         ----------
 Washington (7.1%):
    500,000 Clark County Public
             Utilities District No.
             001, Electric Revenue,
             4.60%, 1/1/01 (FGIC
             Insured).................................      506,250
    500,000 Grant County Public
             Utilities District No.
             002, Electric Revenue,
             Series F, 4.80%, 1/1/04
             (MBIA Insured)...........................      511,875
  1,000,000 King County School
             District No. 414, G.O.,
             5.00%, 12/1/08...........................    1,037,500
    600,000 Seattle Municipal Light
             & Power Revenue, 4.80%,
             5/1/02...................................      618,750
    250,000 Washington State, Series
             R-92C, G.O., 5.75%,
             9/1/02...................................      266,250
                                                        -----------
                                                          2,940,625
                                                        -----------
 Wisconsin (1.7%):
    325,000 Brown County, Series A,
             G.O., 4.80%, 11/1/01,
             Callable on 11/1/00 @
             100......................................      331,906
    380,000 Milwaukee County, Series
             A, G.O., 5.25%, 9/1/00...................      390,925
                                                        -----------
                                                            722,831
                                                        -----------
  Total Municipal Bonds (Cost
   $40,191,949).......................................   40,592,431
                                                        -----------
 INVESTMENT COMPANIES (1.0%):
    300,000 Federated Tax-Free Fund...................      300,000
    124,000 Nuveen Tax Exempt Fund....................      124,000
                                                        -----------
  Total Investment Companies
   (Cost $424,000)                                          424,000
                                                        -----------
  Total Investments
   (Cost $40,615,949)(a) (99.1%)......................   41,016,431
  Other assets in excess of
   liabilities (0.9%).................................      361,719
                                                        -----------
  Total Net Assets (100.0%)...........................  $41,378,150
                                                        ===========

                                   Continued

THE ARCH FUND, INC.
SHORT INTERMEDIATE MUNICIPAL PORTFOLIO

                  SCHEDULE OF PORTFOLIO INVESTMENTS, CONTINUED
                                  MAY 31, 1998
                                  (UNAUDITED)


------
(a) Represents cost for federal income tax purposes and differs from value by net unrealized appreciation of securities as follows:

      Unrealized appreciation....................... $434,429
      Unrealized depreciation.......................  (33,947)
                                                     --------
      Net unrealized appreciation................... $400,482
                                                     ========

 * Variable rate investments. The rate presented on the Schedule of Portfolio Investments is the rate in effect at May 31, 1998.

AMBAC  AMBAC Indemnity Corp.
AMT    Alternative Minimum Tax
FGIC   Financial Guaranty Insurance Corp.
FSA    Financial Securities Assurance, Inc.
G.O.   General Obligation
LOC    Letter of Credit
MBIA   Municipal Bond Insurance Association
PSF    Permanent School Fund
PUFG   Permanent University Fund Guarantee
Q-SBLF Qualified-School Bond Loan Fund
SCSDE  South Carolina School District Enhancement

                       See notes to financial statements

THE ARCH FUND, INC.
MISSOURI TAX-EXEMPT BOND PORTFOLIO

                       SCHEDULE OF PORTFOLIO INVESTMENTS
                                  MAY 31, 1998
                                  (UNAUDITED)




 PRINCIPAL                        SECURITY                            MARKET
   AMOUNT                        DESCRIPTION                          VALUE
 ---------- ----------------------------------------------------   ------------
 MUNICIPAL BONDS (94.9%):
 Missouri (87.7%):
 $3,325,000 Clayton School District, G.O., 5.00%, 3/1/17,
             Callable on 3/1/07 @ 101...........................   $  3,316,687
  1,255,000 Columbia, G.O., 5.50%, 10/1/03......................      1,345,988
  1,000,000 Columbia, Water & Electrical Revenue, Series A,
             6.13%, 10/1/12, Callable on 10/1/02 @ 102..........      1,096,250
    750,000 Franklin County Reorganized School District, No. R-
             XI, G.O., 5.75%, 3/1/13, Callable on 3/1/03 @ 100
             (FGIC Insured).....................................        787,500
  1,000,000 Hazelwood School District, G.O., 5.85%, 3/1/09,
             Callable on 3/1/04 @ 100...........................      1,083,750
  2,000,000 Jackson County School District, G.O., 4.85%, 3/1/13,
             Callable 3/1/08 @ 100..............................      1,997,500
  1,000,000 Jefferson City School District, Series A, 6.70%,
             3/1/11.............................................      1,196,250
  2,230,000 Kansas City School District Building, Capital
             Improvement Project, 5.00%, 2/1/14, Callable on
             2/1/04 @ 102 (FGIC Insured)........................      2,224,425
  2,415,000 Kansas City School District Building, Capital
             Improvement Project, 5.15%, 2/1/08, Callable on
             2/1/04 @ 102 (FGIC Insured)........................      2,523,675
  1,000,000 Kansas City School District Building, Elementary
             School Project, Series D, 5.00%, 2/1/14, Callable
             on 2/1/04 @ 102 (FGIC Insured).....................        997,500
  1,000,000 Kansas City School District Building, Series C,
             5.38%, 7/1/05, Callable on 7/1/03 @ 101 (FGIC
             Insured)...........................................      1,057,500
  1,000,000 Kansas City Sewer Revenue, 5.75%, 3/1/01............      1,045,000
  2,200,000 Kansas City Water Revenue, Series B, 5.00%, 12/1/16,
             Callable on 12/1/06 @ 101..........................      2,249,500
    700,000 Lincoln County Industrial Development Authority,
             Industrial Development Revenue, Monsanto Co.
             Project, 7.50%, 5/1/05, Callable on 11/1/98 @ 102..        724,220
  1,500,000 Mehlville School District No. 09, G.O., 6.00%,
             2/15/13, Callable on 2/15/03 @ 102 (MBIA Insured)..      1,646,250
    750,000 Missouri Southern State College Revenue, 5.25%,
             12/1/12, Callable on 12/1/02 @ 100 (MBIA Insured)..        786,563
  1,500,000 Missouri State Board of Public Buildings, 6.40%,
             12/1/09, Callable on 12/1/01 @ 100.................      1,603,125
    500,000 Missouri State Environmental Improvement & Energy
             Resources Authority, Water Pollution Control
             Revenue, Series A, 6.55%, 7/1/14, Callable on
             7/1/02 @ 102.......................................        545,000
  1,000,000 Missouri State Environmental Improvement & Energy
             Resources Authority, Water Pollution Control
             Revenue, Series A, 6.45%, 7/1/08, Callable on
             7/1/02 @ 102.......................................      1,097,500
  1,100,000 Missouri State Environmental Improvement & Energy
             Resources Authority, Water Pollution Control
             Revenue, Series A, 6.88%, 6/1/14, Callable on
             12/1/01 @ 102......................................      1,207,250
  1,000,000 Missouri State Environmental Improvement & Energy
             Resources Authority, Water Pollution Control
             Revenue, Series D, 5.88%, 1/1/15, Callable on
             1/1/06 @ 101.......................................      1,061,250
  1,250,000 Missouri State Environmental Improvement & Energy
             Resources Authority, Water Pollution Control
             Revenue, Series E, 5.63%, 7/1/16, Callable on
             7/1/06 @ 101.......................................      1,323,438
    500,000 Missouri State Health & Educational Facilities
             Authority, Health Facilities Revenue, Barnes
             Hospital, 7.13%, 12/15/12, Prerefunded 12/15/00 @
             102................................................        547,500
  2,500,000 Missouri State Health & Educational Facilities
             Authority, Health Facilities Revenue, Barnes-Jewish
             Inc., Series A, 5.25%, 5/15/21, Callable on 5/15/03
             @ 102..............................................      2,515,625
    600,000 Missouri State Health & Educational Facilities
             Authority, Health Facilities Revenue, Bethesda Eye
             Institute, 6.63%, 11/1/09, Callable on 11/1/01 @
             102 (LOC-Credit Local de France)...................        661,500
  1,000,000 Missouri State Health & Educational Facilities
             Authority, Health Facilities Revenue, BJC Health
             Systems, Series A, 6.75%, 5/15/12..................      1,186,250
  1,200,000 Missouri State Health & Educational Facilities
             Authority, Health Facilities Revenue, Children's
             Mercy Hospital Projects, 5.63%, 5/15/12, Callable
             on 5/15/03 @ 101 (MBIA Insured)....................      1,246,500
  1,000,000 Missouri State Health & Educational Facilities
             Authority, Health Facilities Revenue, Freeman
             Hospital Project, Series A, 5.38%, 2/15/14,
             Callable on 2/15/04 @ 102 (FSA Insured)............      1,018,750
    750,000 Missouri State Health & Educational Facilities
             Authority, Health Facilities Revenue, Sisters of
             Mercy Health System, Series A, 6.25%, 6/1/15,
             Callable on 6/1/02 @ 102 (MBIA Insured)............        806,250

                                   Continued

THE ARCH FUND, INC.
MISSOURI TAX-EXEMPT BOND PORTFOLIO

                  SCHEDULE OF PORTFOLIO INVESTMENTS, CONTINUED
                                  MAY 31, 1998
                                  (UNAUDITED)




 PRINCIPAL                         SECURITY                            MARKET
   AMOUNT                        DESCRIPTION                           VALUE
 ---------- -----------------------------------------------------   ------------
 MUNICIPAL BONDS, CONTINUED:
 Missouri, continued:
 $3,895,000 Missouri State Health & Educational Facilities
             Authority, Health Facilities Revenue, SSM Health
             Care System, Series A, 5.00%, 6/1/18, Callable
             6/1/08 @ 101 (MBIA Insured).........................   $  3,817,098
    390,000 Missouri State Health & Educational Facilities
             Authority, Health Facilities Revenue, SSM Health
             Care System, Series AA, 6.25%, 6/1/16, Prerefunded
             6/1/02 @ 102 (MBIA Insured).........................        428,025
  1,610,000 Missouri State Health & Educational Facilities
             Authority, Health Facilities Revenue, SSM Health
             Care System, Series AA, 6.25%, 6/1/16, Callable
             6/1/02 @ 102 (MBIA Insured).........................      1,736,788
  2,000,000 Missouri State Health & Educational Facilities
             Authority, Health Facilities Revenue, St. Luke's
             Health System, 5.10%, 11/15/13, Callable on 11/15/03
             @ 102 (MBIA Insured)................................      2,010,000
    800,000 Missouri State Health & Educational Facilities
             Authority, Revenue, St. Louis University, Series A,
             7.75%, 6/1/07, Callable on 6/1/98 @ 102 (AMBAC
             Insured)............................................        824,216
  1,000,000 Missouri State Higher Education Loan Authority,
             Student Loan Revenue, Series A, 5.75%, 2/15/02......      1,045,000
    910,000 Missouri State Housing Development Revenue, 6.60%,
             7/1/24, Callable on 1/1/03 @ 100 (FHA Insured)......        962,325
    500,000 Missouri State Housing Development Revenue, Series B,
             7.00%, 9/1/10, Callable on 9/1/01 @ 102 (FHA
             Insured)............................................        536,250
    480,000 Missouri State Housing Development Revenue, Series C,
             6.90%, 7/1/18, Callable on 1/1/02 @102..............        510,600
  1,000,000 Missouri State Water Pollution Control Revenue,
             Series A, G.O., 5.75%, 8/1/12, Callable on 8/1/02 @
             100.................................................      1,041,250
  2,085,000 Missouri State Water Pollution Control Revenue,
             Series A, G.O., 5.75%, 8/1/18, Callable on 8/1/06 @
             100.................................................      2,215,313
  2,000,000 Missouri State, Fourth Street Building, Series A,
             G.O., 5.40%, 8/1/09, Callable on 8/1/06 @ 100.......      2,130,000
  1,000,000 Missouri State, Third Street Building, Series A,
             G.O., 5.25%, 8/1/08, Callable on 8/1/02 @ 100.......      1,032,500
  1,000,000 Missouri Western State College Revenue, 5.40%,
             10/1/16, Callable on 10/1/03 @ 102 (MBIA Insured)...      1,016,250
  1,000,000 Missouri, Series A, G.O., 5.13%, 8/1/09, Callable on
             8/1/02 @ 100........................................      1,026,250
    570,000 O'Fallon, G.O., 5.75%, 3/1/10, Callable on 3/1/01 @
             100 (MBIA Insured)..................................        586,388
    600,000 Phelps County Hospital Revenue, Phelps County
             Regional Medical Center, 8.20%, 3/1/05, Prerefunded
             on 3/1/00 @ 102.....................................        654,750
  1,000,000 Sikeston Electric Revenue, 5.00%, 6/1/22, Callable on
             6/1/06 @ 101 (MBIA Insured).........................        982,500
  1,000,000 Sikeston Electric Revenue, 6.25%, 6/1/22, Prerefunded
             on 6/1/02 @ 102 (MBIA Insured)......................      1,095,000
    500,000 Southeast Missouri Correctional Facilities Revenue,
             5.75%, 10/15/08, Callable on 10/15/00 @ 102.........        521,875
    500,000 Southeast Missouri Correctional Facilities Revenue,
             5.75%, 10/15/16, Callable on 10/15/02 @ 100.........        519,375
  2,000,000 Springfield School District No. R-12, Series A, G.O.,
             5.25%, 3/1/11, Callable on 3/1/03 @ 100 (MBIA
             Insured)............................................      2,045,000
  2,000,000 Springfield Water Works Revenue, Series A, 5.60%,
             5/1/23, Callable on 5/1/03 @ 102....................      2,160,000
  1,000,000 St. Charles County Community College, G.O., 6.00%,
             2/15/09, Callable on 2/15/01 @ 102 (AMBAC Insured)..      1,060,000
    500,000 St. Charles County Public Facilities Authority,
             Leasehold Revenue, 6.38%, 3/15/07, Callable on
             3/15/02 @ 102 (FGIC Insured)........................        543,750
    800,000 St. Louis County Industrial Development Authority,
             Health Facility Revenue, Lutheran Health Care
             Association, Series A, 7.38%, 2/1/14, Callable on
             6/1/07 @ 100........................................        902,000
    750,000 St. Louis County, Pattonville R-3 School District,
             G.O., 6.25%, 2/1/10, Prerefunded on 2/1/02 @ 100
             (FGIC Insured)......................................        805,313
  1,000,000 St. Louis County, Rockwood School District No. R-6,
             G.O., 5.00%, 2/1/04, Callable on 2/1/02 @ 101.......      1,035,000
  2,500,000 St. Louis County, Series B, G.O., 5.50%, 2/1/13,
             Callable on 2/1/03 @ 100............................      2,581,250

                                   Continued

THE ARCH FUND, INC.
MISSOURI TAX-EXEMPT BOND PORTFOLIO

                  SCHEDULE OF PORTFOLIO INVESTMENTS, CONTINUED
                                  MAY 31, 1998
                                  (UNAUDITED)


   SHARES
     OR
 PRINCIPAL                        SECURITY                            MARKET
   AMOUNT                        DESCRIPTION                          VALUE
 ---------- ----------------------------------------------------   ------------
 MUNICIPAL BONDS, CONTINUED:
 Missouri, continued:
 $  400,000 St. Louis Industrial Development Authority,
             Pollution Control Revenue, Anheuser-Busch Co.
             Project, 6.65%, 5/1/16.............................   $    477,000
    500,000 St. Louis Water Revenue, 6.00%, 7/1/14, Callable on
             7/1/04 @ 102 (FGIC Insured)........................        541,250
  1,740,000 St. Peters, G.O., 5.80%, 1/1/09, Callable on 1/1/02
             @ 102..............................................      1,842,225
  1,065,000 St. Peters, G.O., 5.85%, 1/1/13, Callable on 1/1/02
             @ 102..............................................      1,123,575
  1,400,000 University City Industrial Development Authority,
             Multifamily Housing Revenue, Series A, 5.95%,
             12/20/25, Callable on 12/20/05 @ 102...............      1,475,250
  3,000,000 University Health Facilities Revenue, University of
             Missouri Health System, Series A, 5.60%, 11/1/26,
             Callable on 11/1/06 @ 102 (AMBAC Insured)..........      3,123,749
  3,000,000 University of Missouri, University Revenue, 5.80%,
             11/1/27, Callable on 11/1/07 @ 101.................      3,179,999
  3,000,000 University of Missouri, University Revenue, 5.50%,
             11/1/21, Callable on 11/1/07 @ 101.................      3,108,750
  2,000,000 University of Missouri, University Revenue, 5.50%,
             11/1/23, Callable on 11/1/03 @ 101.................      2,042,500
    925,000 University of Missouri, University Revenue, Series
             A, 6.50%, 11/1/11, Prerefunded on 11/1/00 @ 102
             (AMBAC Insured)....................................        996,688
                                                                   ------------
                                                                     92,633,548
                                                                   ------------
 Puerto Rico (7.2%):
    500,000 Puerto Rico Commonwealth, 6.45%, 7/1/17, Callable on
             7/1/04 @ 101.5.....................................        568,750
  1,000,000 Puerto Rico Commonwealth, Series A, G.O., 6.00%,
             7/1/06, Callable on 7/1/02 @ 101.5.................      1,072,500
  4,000,000 Puerto Rico Public Buildings Authority, Public
             Education and Health Facilities Revenue, Series B,
             5.00%, 7/1/27, Callable 7/1/07 @ 101.5 (AMBAC
             Insured)...........................................      3,955,000
  2,000,000 Puerto Rico Public Buildings Authority, Public
             Education and Health Facilities Revenue, Series M,
             5.50%, 7/1/21, Callable on 7/1/03 @ 101.5..........      2,040,000
                                                                   ------------
                                                                      7,636,250
                                                                   ------------
  Total Municipal Bonds (Cost $95,306,179)                          100,269,798
                                                                   ------------
 INVESTMENT COMPANIES (4.1%):
  4,095,000 Federated Tax-Free Fund.............................      4,095,000
    225,000 Nuveen Tax Exempt Fund..............................        225,000
                                                                   ------------
  Total Investment Companies (Cost $4,320,000)                        4,320,000
                                                                   ------------
  Total Investments (Cost $99,626,179)(a) (99.0%)                   104,589,798
  Other assets in excess of liabilities (1.0%)                        1,063,593
                                                                   ------------
  Total Net Assets (100.0%)                                        $105,653,391
                                                                   ============

------
(a) Represents cost for federal income tax purposes and differs from value by net unrealized appreciation of securities as follows:

      Unrealized appreciation..................... $4,966,119
      Unrealized depreciation.....................     (2,500)
                                                   ----------
      Net unrealized appreciation................. $4,963,619
                                                   ==========

AMBAC--AMBAC Indemnity Corp.
FGIC --Financial Guaranty Insurance Corp.
FHA  --Federal Housing Administration
FSA  --Financial Securities Assurance, Inc.
G.O. --General Obligation
MBIA --Municipal Bond Insurance Association

                       See notes to financial statements

THE ARCH FUND, INC.
NATIONAL MUNICIPAL BOND PORTFOLIO

                       SCHEDULE OF PORTFOLIO INVESTMENTS
                                  MAY 31, 1998
                                  (UNAUDITED)




 PRINCIPAL                        SECURITY                            MARKET
   AMOUNT                        DESCRIPTION                          VALUE
 ---------- ----------------------------------------------------   ------------
 MUNICIPAL BONDS (97.6%):
 Alaska (0.3%):
 $1,000,000 Alaska State, Housing Finance Corp., Series A,
             5.70%, 12/1/11, Callable on 12/1/05 @ 102 (MBIA
             Insured)...........................................   $  1,061,250
                                                                   ------------
 California (5.7%):
  9,000,000 Sacramento Municipal Utility District, Electric
             Power & Light Revenue, Series L, 5.10%, 7/1/13,
             Callable on 7/1/07 @ 102 (AMBAC Insured)...........      9,135,000
  5,000,000 San Francisco Bay Area Rapid Transit Tax Revenue,
             5.25% 07/01/17, Callable on 7/1/08 @101............      5,100,000
  7,000,000 Southern California Public Power Authority, Electric
             Power & Light Revenue, Palo Verde, Series A, 5.00%,
             7/1/15, Callable on 7/1/03 @ 102 (AMBAC-TCRS
             Insured)...........................................      6,921,250
                                                                   ------------
                                                                     21,156,250
                                                                   ------------
 Colorado (5.8%):
  6,655,000 Adams County School District No. 012, G.O., 5.40%,
             12/15/13, Callable on 12/15/07 @ 101 (FGIC
             Insured)...........................................      6,946,156
  6,160,000 Colorado Springs, Utilities Revenue, System
             Improvement, Series A, 5.25%, 11/15/22, Callable on
             11/15/07 @ 100.....................................      6,252,400
  8,000,000 Jefferson County School District No. R-001, G.O.,
             5.00%, 12/15/12, Callable on 12/15/07 @ 101........      8,130,000
                                                                   ------------
                                                                     21,328,556
                                                                   ------------
 Connecticut (3.6%):
  4,360,000 Connecticut State, Clean Water Foundation Revenue,
             5.25%, 3/1/20, Callable on 3/1/08 @ 101............      4,458,100
  8,785,000 Connecticut State, Series A, G.O., 5.25%, 3/1/13,
             Callable on 3/1/07 @ 101...........................      9,048,550
                                                                   ------------
                                                                     13,506,650
                                                                   ------------
 Delaware (1.2%):
  4,315,000 Delaware State, Series A, G.O., 4.60%, 2/1/10,
             Callable on 4/1/09 @ 100...........................      4,288,031
                                                                   ------------
 District of Columbia (1.4%):
  5,000,000 District of Columbia Water & Sewer Authority
             Revenue, 5.50% 10/1/18, Callable on 4/1/09 @ 160
             (FSA Insured)......................................      5,306,250
                                                                   ------------
 Florida (5.2%):
  5,000,000 Florida State Department of Environmental
             Preservation 2000, General Services Revenue,
             Series A, 5.50%, 7/1/13, Callable on 7/1/06 @ 101
             (MBIA Insured).....................................      5,343,750
  5,525,000 Florida State Department of Transportation, G.O.,
             5.25%, 7/1/17, Callable on 7/1/06 @ 101............      5,600,969
  5,000,000 Palm Beach County, Park & Recreational Facilities
             Revenue, 5.25%, 11/1/16, Callable on 11/1/06 @ 102
             (FSA Insured)......................................      5,156,250
  3,000,000 Palm Beach County, Solid Waste Authority Revenue,
             Series B, 5.38%, 10/1/11, Callable on 10/1/06 @ 101
             (AMBAC Insured)....................................      3,146,250
                                                                   ------------
                                                                     19,247,219
                                                                   ------------
 Hawaii (4.0%):
  8,000,000 Hawaii State, Series CN, G.O., 5.50%, 3/1/14,
             Callable on 3/1/07 @ 102 (FGIC Insured)............      8,320,000
  5,815,000 Honolulu City & County, Series A, G.O., 6.00%,
             1/1/09.............................................      6,505,531
                                                                   ------------
                                                                     14,825,531
                                                                   ------------
 Illinois (10.1%):
  5,000,000 Chicago Metropolitan Water Reclamation District,
             G.O., 5.25%, 12/1/14, Callable on 12/1/08 @ 102....      5,131,250
  9,090,000 Cook County, Series A, G.O., 6.25%, 11/15/12 (MBIA
             Insured)...........................................     10,430,775
  6,000,000 Cook County, Series B, G.O., 5.13% 11/15/16,
             Callable on 11/15/07 @ 101 (MBIA Insured)..........      6,015,000

                                   Continued

THE ARCH FUND, INC.
NATIONAL MUNICIPAL BOND PORTFOLIO

                  SCHEDULE OF PORTFOLIO INVESTMENTS, CONTINUED
                                  MAY 31, 1998
                                  (UNAUDITED)




 PRINCIPAL                        SECURITY                            MARKET
   AMOUNT                        DESCRIPTION                          VALUE
 ---------- ----------------------------------------------------   ------------
 MUNICIPAL BONDS, CONTINUED:
 Illinois, continued:
 $7,000,000 Illinois Health Facility Authority Revenue, Loyola
             University Health System, Series A, 5.38%, 7/1/17,
             Callable on 7/1/07 @ 101 (MBIA Insured)............   $  7,131,250
  8,400,000 Illinois State, G.O., 5.25%, 2/1/13, Callable on
             2/1/07 @ 101 (FGIC Insured)........................      8,631,000
                                                                   ------------
                                                                     37,339,275
                                                                   ------------
 Indiana (1.0%):
  3,500,000 Indiana Transportation Finance Authority, Highway
             Revenue, Series A, 5.75%, 6/1/12
             (AMBAC Insured)....................................      3,876,250
                                                                   ------------
 Maryland (2.0%):
  7,000,000 Maryland State and Local Facilities, 2nd Series,
             G.O., 5.00%, 8/1/08, Callable on 8/1/07 @ 101......      7,350,000
                                                                   ------------
 Massachusetts (5.3%):
  6,165,000 Massachusetts Bay Transportation Authority, Series
             A, 5.13%, 3/1/17, Callable on 3/1/07 @ 101 (FGIC
             Insured)...........................................      6,203,531
  5,795,000 Massachusetts Bay Transportation Authority, Series
             A, 5.00%, 3/1/12, Callable on 3/1/07 @ 101 (FGIC
             Insured)...........................................      5,889,169
  7,115,000 Massachusetts State Water Pollution Abatement Trust,
             Series 3, 5.63%, 2/1/15, Callable on 2/1/07 @ 101..      7,559,688
                                                                   ------------
                                                                     19,652,388
                                                                   ------------
 Minnesota (4.4%):
  5,000,000 Minnesota State, G.O., 4.90%, 8/1/14, Callable on
             8/1/07 @ 100.......................................      5,018,750
  6,000,000 Monticello Independent School District No. 882,
             G.O., 5.40%, 2/1/15, Callable on 2/1/06 @ 100......      6,195,000
  5,000,000 Rochester Health Care Facilities, Mayo Foundation,
             Series A, 5.38%, 11/15/18, Callable on 5/15/08
             @101...............................................      5,087,500
                                                                   ------------
                                                                     16,301,250
                                                                   ------------
 Mississippi (1.9%):
  6,835,000 Mississippi State, Series A, G.O., 5.13%, 7/1/14,
             Callable on 7/1/07 @ 100...........................      6,920,438
                                                                   ------------
 Nevada (4.6%):
  5,000,000 Clark County School District, Series B, G.O., 5.50%,
             6/15/11, Callable on 6/15/07 @ 101
             (FGIC Insured).....................................      5,293,750
  6,745,000 Nevada State, 5.00%, 5/15/15........................      6,736,569
  5,000,000 Nevada State, Series A, G.O., 5.13%, 9/1/11,
             Callable on 3/1/07 @ 101...........................      5,137,500
                                                                   ------------
                                                                     17,167,819
                                                                   ------------
 New Jersey (5.9%):
  5,000,000 Camden County, Municipal Utilities Authority Sewer
             Revenue, Series C, 5.10%, 7/15/12, Callable on
             7/15/08 @ 101 (FGIC Insured).......................      5,093,750
  7,500,000 New Jersey State Transportation System, Series A,
             5.00% 6/15/14, Callable on 6/15/08 @100............      7,518,750
  8,000,000 New Jersey State, Series E, G.O., 6.00%, 7/15/09....      9,070,000
                                                                   ------------
                                                                     21,682,500
                                                                   ------------
 New York (1.4%):
  5,000,000 New York State Thruway Authority, Series A, 5.25%,
             4/1/14, Callable on 4/1/07 @ 102
             (AMBAC Insured)....................................      5,093,750
                                                                   ------------

                                   Continued

THE ARCH FUND, INC.
NATIONAL MUNICIPAL BOND PORTFOLIO

                  SCHEDULE OF PORTFOLIO INVESTMENTS, CONTINUED
                                  MAY 31, 1998
                                  (UNAUDITED)




 PRINCIPAL                        SECURITY                            MARKET
   AMOUNT                        DESCRIPTION                          VALUE
 ---------- ----------------------------------------------------   ------------
 MUNICIPAL BONDS, CONTINUED:
 North Carolina (2.2%):
 $8,000,000 North Carolina State, Series A, G.O., 5.20%, 3/1/13,
             Callable on 3/1/07 @ 102...........................   $  8,330,000
                                                                   ------------
 North Dakota (1.4%):
  5,250,000 Fargo Water Revenue, 5.13%, 1/1/17, Callable on
             1/1/08 @ 100 (MBIA Insured)........................      5,289,375
                                                                   ------------
 Ohio (2.1%):
  8,000,000 Ohio State Building Authority, 4.75%, 10/1/17,
             Callable on 10/1/08 @ 101..........................      7,690,000
                                                                   ------------
 Oregon (1.8%):
  6,110,000 Washington County, Unified Sewer Agency, Sewer
             Revenue, Series 1, 5.75%, 10/1/10
             (FGIC Insured).....................................      6,805,013
                                                                   ------------
 Pennsylvania (2.5%):
  9,000,000 Pennsylvania State, G.O., 5.13%, 9/15/11, Callable
             on 3/15/07 @ 101.5 (AMBAC Insured).................      9,281,250
                                                                   ------------
 Rhode Island (1.4%):
  5,055,000 Rhode Island State, Series A, G.O., 5.13%, 8/1/12,
             Callable on 8/1/07 @ 101 (MBIA Insured)............      5,175,056
                                                                   ------------
 Texas (11.1%):
  8,000,000 Harris County Health Facilities Development Revenue,
             Memorial Hospital Systems Project, Series A, 5.50%,
             6/1/17, Callable on 6/1/07 @ 102 (MBIA Insured)....      8,229,999
  6,000,000 San Antonio Independent School District, G.O.,
             5.13%, 8/15/14, Callable on 8/15/08 @ 100
             (PSF Guaranteed)...................................      6,067,500
  5,000,000 San Antonio, Series A, G.O., 5.00%, 8/1/11, Callable
             on 8/1/06 @ 100....................................      5,081,250
  6,750,000 Texas State, G.O., 5.40%, 8/1/21, Callable on 8/1/06
             @ 100..............................................      6,859,688
  7,060,000 University of Texas Permanent University Fund,
             College & University Revenue, 5.00%, 7/1/14,
             Callable on 7/1/08 @ 100 (PUFG Insured)............      7,068,825
  7,500,000 University of Texas, College & University Revenue,
             Series B, 5.10%, 8/15/13, Callable on 8/15/06 @
             102................................................      7,621,875
                                                                   ------------
                                                                     40,929,137
                                                                   ------------
 Utah (1.7%):
  6,200,000 Utah State, Series F, G.O., 5.00%, 7/1/09, Callable
             on 7/1/07 @ 100....................................      6,440,250
                                                                   ------------
 Virginia (1.4%):
  4,920,000 Virginia State Transportation Board, Transportation
             Contract Revenue, U.S. Route 58 Corridor, Series B,
             5.13%, 5/15/12, Callable on 5/15/06 @ 101..........      5,036,850
                                                                   ------------
 Washington (5.9%):
  4,050,000 King County School District No. 415, G.O., 5.35%,
             12/1/16, Callable on 12/1/07 @ 100 (MBIA Insured)..      4,161,375
  5,000,000 King County, Series F, G.O., 5.13%, 12/1/14,
             Callable on 12/1/07 @ 100..........................      5,056,250
  8,000,000 Washington State Motor Vehicle Fuel Tax, Series D,
             G.O., 5.38%, 1/1/22, Callable on 1/1/07
             @ 100 (FGIC Insured)...............................      8,150,000
  4,190,000 Washington State, Series C, G.O., 5.50%, 1/1/17,
             Callable on 1/1/07 @ 100...........................      4,347,125
                                                                   ------------
                                                                     21,714,750
                                                                   ------------
 West Virginia (2.3%):
  7,940,000 West Virginia School Building Authority Revenue,
             5.40%, 7/1/10, Callable on 7/1/07 @ 102 (AMBAC
             Insured)...........................................      8,426,325
                                                                   ------------
  Total Municipal Bonds (Cost $347,467,088)                         361,221,413
                                                                   ------------

                                   Continued

THE ARCH FUND, INC.
NATIONAL MUNICIPAL BOND PORTFOLIO

                  SCHEDULE OF PORTFOLIO INVESTMENTS, CONTINUED
                                  MAY 31, 1998
                                  (UNAUDITED)




                                  SECURITY                             MARKET
  SHARES                         DESCRIPTION                           VALUE
 --------- ------------------------------------------------------   ------------
 INVESTMENT COMPANIES (1.2%):
 3,917,000 Federated Tax-Free Fund...............................   $  3,917,000
   733,000 Nuveen Tax Exempt Fund................................        733,000
                                                                    ------------
  Total Investment Companies (Cost $4,650,000)                         4,650,000
                                                                    ------------
  Total Investments (Cost $352,117,088)(a) (98.8%)                   365,871,413
  Other assets in excess of liabilities (1.2%)                         4,377,414
                                                                    ------------
  Total Net Assets (100.0%)                                         $370,248,827
                                                                    ============

------
(a) Represents cost for federal income tax purposes and differs from value by net unrealized appreciation of securities as follows:

      Unrealized appreciation.................... $13,912,864
      Unrealized depreciation....................    (158,539)
                                                  -----------
      Net Unrealized appreciation................ $13,754,325
                                                  ===========
AMBAC--AMBAC Indemnity Corp.
FGIC --Financial Guaranty Insurance Corp.
FSA  --Financial Securities Assurance, Inc.
G.O. --General Obligation
MBIA --Municipal Bond Insurance Association
PSF  --Permanent School Fund
PUFG --Permanent University Fund Guarantee
TCRS --Transferrable Custodial Receipts

                       See notes to financial statements

THE ARCH FUND, INC.
INTERMEDIATE CORPORATE BOND PORTFOLIO

                       SCHEDULE OF PORTFOLIO INVESTMENTS
                                  MAY 31, 1998
                                  (UNAUDITED)




 PRINCIPAL                         SECURITY                           MARKET
   AMOUNT                        DESCRIPTION                           VALUE
 ---------- -----------------------------------------------------   -----------
 CORPORATE BONDS (75.8%):
 Automotive (3.5%):
 $  800,000 Ford Motor Credit, 7.50%, 1/15/03....................   $   844,000
    500,000 General Motors Acceptance Corp., 8.50%, 2/4/02, MTN..       538,125
    500,000 General Motors Acceptance Corp., Global Bond, 6.75%,
             2/7/02..............................................       510,000
                                                                    -----------
                                                                      1,892,125
                                                                    -----------
 Banking (8.9%):
     50,000 Banc One Dayton, N.A., 6.63%, 4/15/03................        50,938
    200,000 BankAmerica Corp., 8.13%, 2/1/02.....................       212,500
    500,000 Bankers Trust New York, 7.25%, 1/15/03...............       519,375
    500,000 Chase Manhattan Corp., 7.13%, 3/1/05.................       522,500
    330,000 J.P. Morgan & Co., Inc., 7.63%, 11/15/98.............       332,237
    145,000 National Westminster Bank--NY, 9.45%, 5/1/01.........       158,050
    600,000 NationsBank Corp., 6.88%, 2/15/05....................       621,000
    500,000 NationsBank Corp., 7.75%, 8/15/04....................       539,375
    400,000 NationsBank Corp., 8.63%, 11/15/03...................       444,500
     85,000 Norwest Corp., 6.25%, 3/15/01, MTN...................        85,638
    750,000 Toronto-Dominion Bank-NY, 7.88%, 8/15/04.............       764,999
    300,000 United Postal Savings, 9.00%, 7/26/99................       310,125
    300,000 Wells Fargo & Co., 8.38%, 5/15/02....................       322,500
                                                                    -----------
                                                                      4,883,737
                                                                    -----------
 Beverages (6.6%):
    200,000 Anheuser-Busch Cos., Inc., 8.75%, 12/1/99............       208,500
  1,000,000 Anheuser-Busch Cos., Inc., 6.75%, 8/1/03.............     1,036,250
  1,000,000 Brown-Forman, Corp., 7.38%, 5/10/05, MTN.............     1,068,750
    325,000 Coca-Cola Co., 7.88%, 9/15/98........................       326,573
  1,000,000 Pepsico Inc., 5.75%, 1/15/08(b)......................       970,000
                                                                    -----------
                                                                      3,610,073
                                                                    -----------
 Entertainment (1.9%):
  1,000,000 Walt Disney Co., Global Bond, Series B, 6.75%,
             3/30/06(b)..........................................     1,042,500
                                                                    -----------
 Financial Services (16.7%):
  2,000,000 Ameritech Capital Funding, 6.15%, 1/15/08(b).........     2,004,999
     50,000 Associates Corp., N.A., 6.88%, 2/1/03................        51,502
    100,000 Associates Corp., N.A., 8.80%, 8/1/98................       100,439
  1,000,000 Associates Corp., N.A., 7.23%, 5/17/06, MTN..........     1,062,500
    500,000 Bear Stearns Co., Inc., 8.25%, 2/1/02................       533,750
  1,000,000 CIT Group Holdings, 6.80%, 4/17/00, MTN..............     1,013,750
    100,000 General Electric Capital Corp., 7.13%, 12/15/98, MTN.       100,646
  1,000,000 General Electric Capital Corp., 7.66%, 8/2/04, MTN...     1,083,750
    745,000 General Electric Capital Corp., 8.30%, 9/20/09.......       868,856
    500,000 Merrill Lynch & Co., 8.00%, 6/1/07...................       559,375
    300,000 Merrill Lynch & Co., 7.75%, 3/1/99...................       304,200
     50,000 Norwest Financial Inc., 6.13%, 8/1/03................        50,063
  1,000,000 Pitney Bowes Credit, 8.63%, 2/15/08..................     1,177,500
     50,000 St. Paul Companies, Inc., 7.50%, 12/20/02, MTN.......        52,625
     50,000 St. Paul Companies, Inc., 8.25%, 9/15/98, MTN........        50,334
     70,000 St. Paul Companies, Inc., 7.60%, 4/22/99, MTN........        71,029
     25,000 St. Paul Companies, Inc., 7.49%, 11/6/02, MTN........        26,508
                                                                    -----------
                                                                      9,111,826
                                                                    -----------
 Food Products (5.0%):
  1,000,000 Campbell Soup Co., 6.90%, 10/15/06(b)................     1,056,250
  1,000,000 General Mills, 8.90%, 3/15/06, MTN...................     1,174,999
    200,000 General Mills, 8.47%, 12/15/98, MTN..................       202,306

                                   Continued

THE ARCH FUND, INC.
INTERMEDIATE CORPORATE BOND PORTFOLIO

                  SCHEDULE OF PORTFOLIO INVESTMENTS, CONTINUED
                                  MAY 31, 1998
                                  (UNAUDITED)




 PRINCIPAL                         SECURITY                            MARKET
   AMOUNT                         DESCRIPTION                          VALUE
 ---------- ------------------------------------------------------   -----------
 CORPORATE BONDS, CONTINUED:
 Food Products, continued:
 $  125,000 Quaker Oats Co., 9.00%, 12/10/01, MTN.................   $   135,313
    150,000 Quaker Oats Co., 9.00%, 12/7/01, MTN..................       163,604
                                                                     -----------
                                                                       2,732,472
                                                                     -----------
 Food Service (0.9%):
    500,000 McDonald's Corp., 6.50%, 8/1/07, MTN..................       516,250
                                                                     -----------
 Foreign Agency (0.1%):
     50,000 Elf Aquitaine, 7.75%, 5/1/99..........................        50,813
                                                                     -----------
 Health Care (4.2%):
    150,000 Eli Lilly & Co., 6.75%, 11/15/99......................       151,875
  1,000,000 Eli Lilly & Co., 8.38%, 12/1/06(b)....................     1,150,000
  1,000,000 SmithKline Beecham Corp., 6.63%, 10/1/01, MTN.........     1,022,500
                                                                     -----------
                                                                       2,324,375
                                                                     -----------
 Industrial Goods & Services (3.4%):
    100,000 Clorox, 8.80%, 7/15/01................................       107,875
  1,000,000 E.I. duPont de Nemours, 8.13%, 3/15/04, Callable
             2/15/01 @ 100........................................     1,108,750
    200,000 E.I. duPont de Nemours, 8.50%, 2/15/03................       212,250
    350,000 Kimberly-Clark, 8.63%, 5/1/01.........................       376,250
     50,000 Proctor & Gamble Inc., 8.00%, 11/15/03................        54,625
                                                                     -----------
                                                                       1,859,750
                                                                     -----------
 Oil & Exploration Products & Services (3.6%):
    150,000 BP Amercia, Inc., 9.38%, 11/1/00......................       161,625
    200,000 BP America, Inc., 8.50%, 4/15/01......................       213,500
    100,000 Exxon Capital Corp., 6.63%, 8/15/02...................       102,750
    300,000 Gannett Co., 5.85%, 5/1/00............................       300,000
  1,000,000 Texaco Capital, 7.09%, 2/1/07.........................     1,067,500
    150,000 Warner Lambert, 8.00%, 9/1/98.........................       150,797
                                                                     -----------
                                                                       1,996,172
                                                                     -----------
 Retail Stores (4.6%):
  1,000,000 J. C. Penney Inc., 7.60%, 4/1/07......................     1,078,750
    600,000 Wal-Mart Stores, Inc., 7.50%, 5/15/04.................       648,000
    100,000 Wal-Mart Stores, Inc., 6.50%, 6/1/03..................       102,750
    650,000 Wal-Mart Stores, Inc., 8.63%, 4/1/01..................       696,313
                                                                     -----------
                                                                       2,525,813
                                                                     -----------
 Technology (2.0%):
  1,000,000 Motorola, Inc., 7.60%, 1/1/07.........................     1,101,250
                                                                     -----------
 Telecommunications (8.3%):
     50,000 AT&T Corp., 7.13%, 1/15/02............................        51,875
    100,000 AT&T Corp., 7.00%, 5/15/05............................       105,375
  1,150,000 AT&T Corp., 6.75%, 4/1/04,(b).........................     1,196,000
  1,000,000 Lucent Technologies, Inc., 7.25%, 7/15/06(b)..........     1,072,500
  1,065,000 SBC Communications, Inc., 7.25%, 7/1/02...............     1,112,925
  1,000,000 Southwestern Bell Telephone, 6.56%, 11/15/05, MTN.....     1,028,750
                                                                     -----------
                                                                       4,567,425
                                                                     -----------
 Transportation & Shipping (0.4%):
    200,000 Union Pacific Co., 7.88%, 2/15/02.....................       209,750
                                                                     -----------
 Utilities (5.7%):
    190,000 Hydro Quebec, 7.65%, 11/30/98, MTN....................       191,541
  1,500,000 Laclede Gas Co., 7.50%, 11/1/07.......................     1,633,124
    100,000 National Rural Utilities, 6.45%, 4/1/01...............       101,250
    100,000 National Rural Utilities, 6.65%, 10/1/05..............       102,875
     50,000 Pacific Gas & Electric, 6.25%, 8/1/03.................        50,563
    170,000 Southern California Edison, 6.75%, 1/15/00............       172,338
    810,000 Wisconsin Power & Light, 7.00%, 6/15/07(b)............       859,612
                                                                     -----------
                                                                       3,111,303
                                                                     -----------
  Total Corporate Bonds
   (Cost $40,288,226)                                                 41,535,634
                                                                     -----------
 U.S. GOVERNMENT AGENCIES (18.0%):
 Federal Farm Credit Bank (1.1%):
    500,000 8.95%, 6/1/06.........................................       593,330
                                                                     -----------

                                   Continued

THE ARCH FUND, INC.
INTERMEDIATE CORPORATE BOND PORTFOLIO

                  SCHEDULE OF PORTFOLIO INVESTMENTS, CONTINUED
                                  MAY 31, 1998
                                  (UNAUDITED)


   SHARES
     OR
 PRINCIPAL                         SECURITY                          MARKET
   AMOUNT                         DESCRIPTION                         VALUE
 ---------- ------------------------------------------------------ -----------
 U.S. GOVERNMENT AGENCIES, CONTINUED:
 Federal Home Loan Mortgage Corp. (5.0%):
 $  461,655 6.00%, 2/1/11, Gold Pool #E62600...................... $   457,039
  1,782,087 6.50%, 1/1/12, Gold Pool #E00465......................   1,794,882
    461,047 6.50%, 6/1/12, Pool #E67059...........................     464,358
                                                                   -----------
                                                                     2,716,279
                                                                   -----------
 Federal National Mortgage Assoc. (6.1%):
    720,753 7.00%, 11/1/10, Pool #328614..........................     735,168
    910,000 7.00%, 6/1/11, Pool #349980...........................     928,199
    842,639 6.50%, 3/1/12, Pool #372719...........................     847,636
    844,590 6.50%, 3/1/12, Pool #372719...........................     849,599
                                                                   -----------
                                                                     3,360,602
                                                                   -----------
 Government National Mortgage Assoc. (5.8%):
    990,185 6.00%, 4/15/26, Pool #345610..........................     964,193
    994,196 6.50%, 1/15/27, Pool #439817..........................     990,150
    927,482 7.00%, 1/15/27, Pool #442297..........................     942,553
    294,929 7.00%, 9/15/27, Pool #455304..........................     299,722
                                                                   -----------
                                                                     3,196,618
                                                                   -----------
  Total U.S. Government Agencies
   (Cost $9,610,234)                                                 9,866,829
                                                                   -----------
 U.S. TREASURY NOTES (4.5%):
    300,000 5.75%, 8/15/03(b).....................................     302,379
  1,500,000 5.88%, 11/15/05(b)....................................   1,521,165
    600,000 6.63%, 5/15/07(b).....................................     639,774
                                                                   -----------
  Total U.S. Treasury Notes
   (Cost $2,445,848)                                                 2,463,318
                                                                   -----------
 INVESTMENT COMPANIES (0.8%):
    447,674 Federated Money Market Trust..........................     447,674
                                                                   -----------
  Total Investment Companies
   (Cost $447,674)                                                     447,674
                                                                   -----------
 SHORT-TERM SECURITIES HELD AS COLLATERAL (6.1%):
  1,065,041 Salomon Brothers, 5.65%, 6/1/98 (Purchased on
             5/29/98, proceeds at maturity $1,065,542,
             collateralized by $2,353,704 U.S. Treasury Notes
             and Strips, 0.00%-11.75%, 11/30/98-8/15/27, market
             value $1,088,684)....................................   1,065,041
  1,133,487 Greenwich Capital, 5.65%, 6/1/98 (Purchased on
             5/29/98, proceeds at maturity $1,134,021,
             collateralized by $2,493,507 various
             U.S.Government Agency securities, 0.00%-7.75%,
             5/15/06-5/15/28, market value $1,156,157.............   1,133,487
  1,133,487 Bear Stearns Co., Inc., 5.69%, 6/1/98 (Purchased on
             5/29/98 proceeds at maturity $1,134,024,
             collateralized by $1,256,167 various FNMA Remics,
             6.50%-9.50%, 2/18/04-9/20/24, market value
             $1,156,157)..........................................   1,133,487
                                                                   -----------
  Total Short-Term Securities Held as Collateral (Cost
   $3,332,015)....................................................   3,332,015
                                                                   -----------
  Total Investments
   (Cost $56,123,997)(a) (105.2%).................................  57,645,470
  Liabilities in excess of other assets
   (-5.2%)........................................................  (2,845,755)
                                                                   -----------
  Total Net Assets (100.0%)....................................... $54,799,715
                                                                   ===========

(a) Represents cost for federal income tax purposes and differs from value by net unrealized appreciation of securities as follows:

      Unrealized appreciation..................... $1,567,786
      Unrealized depreciation.....................    (46,313)
                                                   ----------
      Net unrealized appreciation................. $1,521,473
                                                   ==========
(b) All or a portion of this security was loaned as of May 31, 1998.

MTN-Medium Term Note

                       See notes to financial statements

THE ARCH FUND, INC.
BOND INDEX PORTFOLIO

                       SCHEDULE OF PORTFOLIO INVESTMENTS
                                  MAY 31, 1998
                                  (UNAUDITED)




 PRINCIPAL                        SECURITY                            MARKET
   AMOUNT                        DESCRIPTION                          VALUE
 ---------- ----------------------------------------------------   ------------
 CORPORATE BONDS (27.4%):
 Automotive (3.4%):
 $1,000,000 Ford Motor Credit Co., 7.75%, 11/15/02..............   $  1,062,500
  2,000,000 Ford Motor Credit Co., Global Bond, 7.00%, 9/25/01..      2,060,000
  2,000,000 General Motors Corp., 8.88%, 5/15/03................      2,227,500
                                                                   ------------
                                                                      5,350,000
                                                                   ------------
 Beverages (2.0%):
  3,000,000 PepsiCo, Inc., 6.80%, 5/15/00, MTN..................      3,052,500
                                                                   ------------
 Entertainment (1.3%):
  1,000,000 Walt Disney Co., Global Bond, Series A, 6.38%,
             3/30/01,(b)........................................      1,015,000
  1,000,000 Walt Disney Co., Global Bond, Series B, 6.75%,
             3/30/06(b).........................................      1,042,500
                                                                   ------------
                                                                      2,057,500
                                                                   ------------
 Financial Services (10.9%):
  1,800,000 American Express Credit, 6.50%, 8/1/00..............      1,820,250
  3,000,000 CIT Group Holdings, 5.85%, 4/9/01, MTN..............      2,996,250
  1,000,000 Dean Witter Discover & Co., 6.25%, 3/15/00..........      1,006,250
  1,500,000 Dean Witter Discover & Co., 6.75%, 8/15/00..........      1,526,250
  2,000,000 General Electric Capital Corp., 8.85%, 4/1/05.......      2,325,000
  1,000,000 General Electric Capital Corp., 8.50%, 7/24/08......      1,178,750
  1,000,000 Household Finance Corp., 7.45%, 4/1/00, Guaranteed
             by Household International.........................      1,023,750
  1,000,000 Household Finance Corp., 8.38%, 11/15/01............      1,072,500
  1,000,000 Household Finance Corp., 6.88%, 3/1/07..............      1,041,250
  2,000,000 Merrill Lynch & Co., 6.70%, 8/1/00..................      2,032,500
  1,000,000 Merrill Lynch & Co., 8.00%, 2/1/02..................      1,062,500
                                                                   ------------
                                                                     17,085,250
                                                                   ------------
 Food Products (2.6%):
  4,000,000 Sara Lee, 5.75%, 7/14/00, MTN.......................      3,995,000
                                                                   ------------
 Industrial Goods & Services (0.7%):
  1,000,000 E.I. duPont de Nemours, 6.75%, 9/1/07,(b)............     1,043,750
                                                                   ------------
 Oil & Exploration Products & Services (1.0%):
  1,500,000 Texaco Capital, 9.45%, 3/1/00........................     1,590,000
                                                                   ------------
 Retail Stores (1.4%):
  2,000,000 Wal-Mart Stores, Inc., 9.10%, 7/15/00................     2,127,500
                                                                   ------------
 Telecommunications (4.1%):
  1,000,000 Bell Telephone Co. of Pennsylvania, 8.75%, 8/15/31...     1,305,000
  3,000,000 Lucent Technologies, Inc., 6.90%, 7/15/01............     3,082,500
  1,000,000 Northern Telecom Ltd., 6.88%, 10/1/02................     1,033,750
  1,000,000 SBC Communications, Inc., 7.25%, 7/1/02,(b)..........     1,045,000
                                                                   ------------
                                                                      6,466,250
                                                                   ------------
  Total Corporate Bonds
   (Cost $41,959,368)                                                42,767,750
                                                                   ------------
 U.S. GOVERNMENT AGENCIES (38.5%):
 Federal Home Loan Bank (3.2%):
  4,000,000 5.52%, 4/9/01, Series 3101...........................     3,978,280
  1,000,000 6.67%, 1/8/07, Series I-07...........................     1,050,940
                                                                   ------------
                                                                      5,029,220
                                                                   ------------
 Federal Home Loan Mortgage Corp. (18.4%):
     36,040 8.50%, 10/1/01, Pool #200055.........................        37,233
  4,970,000 7.50%, 2/11/02.......................................     5,258,559
    136,503 9.00%, 3/1/03, Pool #380019..........................       141,707
     49,690 9.00%, 5/1/03, Pool #380021..........................        51,584
  3,000,000 5.75%, 4/15/08(b)....................................     2,973,241
    325,660 7.00%, 11/1/10, Gold Pool #E20202....................       332,476
    410,849 7.00%, 11/1/10, Gold Pool #E62010....................       419,448
    461,655 6.00%, 2/1/11, Gold Pool #E62600.....................       457,039
    856,961 6.00%, 3/1/11, Gold Pool #E63503.....................       848,391
    877,627 6.00%, 4/1/11, Gold Pool #E63515.....................       868,850

                                   Continued

THE ARCH FUND, INC.
BOND INDEX PORTFOLIO

                  SCHEDULE OF PORTFOLIO INVESTMENTS, CONTINUED
                                  MAY 31, 1998
                                  (UNAUDITED)




 PRINCIPAL                         SECURITY                            MARKET
   AMOUNT                         DESCRIPTION                           VALUE
 ---------- ------------------------------------------------------   -----------
 U.S. GOVERNMENT AGENCIES, CONTINUED:
 Federal Home Loan Mortgage Corp., continued:
 $  866,089 6.00%, 6/1/11, Gold Pool #E00439......................   $   857,428
    954,137 7.00%, 7/1/11, Gold Pool #E20252......................       974,107
  1,372,709 6.00%, 3/1/12, Gold Pool #E66538......................     1,358,982
    993,376 6.00%, 3/1/13, Gold Pool #E69338......................       983,442
    993,175 6.00%, 3/1/13, Pool #E69425...........................       983,243
    996,513 6.00%, 4/1/13, Pool #E70028...........................       986,548
  1,993,196 6.00%, 4/1/13, Pool #E00543...........................     1,973,264
    232,265 6.00%, 2/1/26, Gold Pool #D68286......................       225,950
  2,197,514 6.00%, 3/1/26, Gold Pool #C80393......................     2,137,765
    350,667 6.00%, 4/1/26, Gold Pool #D70405......................       341,132
    410,947 6.00%, 4/1/26, Gold Pool #D70772......................       399,774
    111,939 6.00%, 4/1/26, Gold Pool #C80395......................       108,896
    325,707 8.00%, 11/1/26, Gold Pool #D76134.....................       338,224
     26,882 6.00%, 12/1/26, Gold Pool #D76870.....................        26,151
    847,858 6.00%, 12/1/26, Gold Pool #C80465.....................       824,805
    382,489 8.00%, 12/1/26, Gold Pool #D76906.....................       397,188
    771,779 8.00%, 12/1/26, Gold Pool #D76530.....................       801,438
    847,753 7.00%, 1/1/27, Gold Pool #D77743......................       861,258
  1,898,408 7.00%, 1/1/27, Gold Pool #D77720......................     1,928,649
    720,268 8.00%, 1/1/27, Gold Pool #C00490......................       747,948
                                                                     -----------
                                                                      28,644,720
                                                                     -----------
 Federal National Mortgage Assoc. (7.5%):
    500,000 8.35%, 11/10/99.......................................       518,060
    524,773 6.00%, 11/1/00, Pool #190070..........................       522,967
    883,577 6.00%, 5/1/11, Pool #337194...........................       873,354
    921,667 6.00%, 2/1/12, Pool #250917...........................       911,003
    949,915 6.00%, 3/1/12, Pool #359504...........................       938,925
    953,751 6.00%, 3/1/12, Pool #373131...........................       942,717
    872,456 6.00%, 3/1/12, Pool #374638...........................       862,362
    993,710 6.00%, 4/1/13, Pool #414671...........................       982,213
  1,455,376 6.00%, 10/1/26, Pool #368935..........................     1,412,616
    214,377 9.00%, 10/1/26, Pool #361800..........................       227,239
    350,435 9.00%, 10/1/26, Pool #353671..........................       371,461
    222,860 9.00%, 10/1/26, Pool #358137..........................       236,231
    459,470 9.00%, 11/1/26, Pool #364453..........................       487,039
    270,733 9.00%, 11/1/26, Pool #358703..........................       286,977
    272,270 9.00%, 12/1/26, Pool #368686..........................       288,606
    982,085 6.00%, 1/1/28, Pool #402874...........................       953,232
    984,593 6.00%, 1/1/28, Pool #398195...........................       955,666
                                                                     -----------
                                                                      11,770,668
                                                                     -----------
 Government National Mortgage Assoc. (9.4%):
    165,803 7.50%, 4/15/02, Pool #210173..........................       171,553
     23,068 7.50%, 7/15/02, Pool #216193..........................        23,868
    398,135 7.50%, 7/15/08, Pool #349404..........................       411,942
    117,869 7.50%, 8/15/10, Pool #413412..........................       121,957
     81,344 7.50%, 9/15/10, Pool #413117..........................        84,165
    425,754 7.50%, 11/15/10, Pool #415775.........................       440,519
     49,605 6.00%, 3/15/11, Pool #425964..........................        49,249
     21,509 6.50%, 3/15/11, Pool #419123..........................        21,718
     57,523 6.00%, 4/15/11, Pool #421800..........................        57,109
    426,785 6.00%, 4/15/11, Pool #393849..........................       423,716
    457,253 6.00%, 4/15/11, Pool #429397..........................       453,965
     50,629 6.00%, 5/15/11, Pool #345647..........................        50,265
    570,299 6.00%, 5/15/11, Pool #421871..........................       566,199
    512,560 6.00%, 5/15/11, Pool #432659..........................       508,875
    548,924 6.50%, 5/15/11, Pool #412598..........................       554,237
    324,804 6.50%, 5/15/11, Pool #432640..........................       327,948
    257,853 6.00%, 6/15/11, Pool #406582..........................       255,999
    305,094 6.00%, 6/15/11, Pool #423828..........................       302,900
    514,866 6.50%, 6/15/11, Pool #426173..........................       519,850
    375,518 6.50%, 8/15/11, Pool #421746..........................       379,153
    460,528 6.50%, 2/15/12, Pool #393334..........................       464,986
    439,206 6.50%, 3/15/12, Pool #399161..........................       443,458
  1,353,514 7.50%, 7/15/12, Pool #447382..........................     1,400,454
    237,383 8.50%, 11/15/21, Pool #297863.........................       250,736
    359,343 8.00%, 5/15/23, Pool #350495..........................       373,829
    426,075 9.00%, 5/15/25, Pool #386743..........................       456,965
    225,628 9.00%, 5/15/25, Pool #401372..........................       241,986
    253,651 9.50%, 8/15/25, Pool #414557..........................       274,417
    444,103 7.50%, 10/15/25, Pool #366152.........................       457,981
    487,534 7.50%, 10/15/25, Pool #366154.........................       502,769
     69,751 6.50%, 3/15/26, Pool #419578..........................        69,467
    946,265 6.50%, 4/15/26, Pool #422656..........................       942,413
     84,642 6.50%, 5/15/26, Pool #428852..........................        84,298

                                   Continued

THE ARCH FUND, INC.
BOND INDEX PORTFOLIO

                  SCHEDULE OF PORTFOLIO INVESTMENTS, CONTINUED
                                  MAY 31, 1998
                                  (UNAUDITED)




 PRINCIPAL                         SECURITY                            MARKET
   AMOUNT                        DESCRIPTION                           VALUE
 ---------- -----------------------------------------------------  ------------
 U.S. GOVERNMENT AGENCIES, CONTINUED:
 Government National Mortgage Assoc., continued:
 $  787,931 6.50%, 6/15/26, Pool #423801.........................  $    784,724
    558,609 7.00%, 8/20/26, Pool #2266...........................       565,240
    302,262 9.50%, 9/15/26, Pool #438724.........................       327,009
     56,295 9.50%, 10/15/26, Pool #436991........................        60,904
    196,407 9.50%, 10/15/26, Pool #438728........................       212,487
    261,708 9.50%, 11/15/26, Pool #438731........................       283,134
    160,096 9.50%, 11/15/26, Pool #436994........................       173,203
    491,549 7.00%, 9/15/27, Pool #455304.........................       499,536
                                                                   ------------
                                                                     14,595,183
                                                                   ------------
  Total U.S. Government Agencies
   (Cost $59,184,057)                                                60,039,791
                                                                   ------------
 U.S. TREASURY BONDS (21.1%):
  4,175,000 12.75%, 11/15/10, Callable on 11/15/05 @ 100.........     5,929,753
  2,055,000 12.00%, 8/15/13, Callable on 8/15/08 @ 100(c)........     3,031,700
  1,250,000 7.50%, 11/15/16......................................     1,476,150
  1,500,000 8.75%, 5/15/17.......................................     1,987,980
  6,000,000 8.13%, 8/15/19(b)....................................     7,602,360
  2,000,000 8.75%, 8/15/20(b)....................................     2,700,160
  4,600,000 7.63%, 11/15/22(b)...................................     5,620,188
  4,500,000 6.00%, 2/15/26,(b)...................................     4,572,900
                                                                   ------------
  Total U.S. Treasury Bonds
   (Cost $29,569,148)                                                32,921,191
                                                                   ------------
 U.S. TREASURY NOTES (12.1%):
  5,700,000 6.00%, 10/15/99(b)...................................     5,737,448
    200,000 6.13%, 7/31/00.......................................       202,336
  1,000,000 5.75%, 10/31/00(b)...................................     1,004,630
  3,000,000 5.50%, 12/31/00......................................     2,995,530
    500,000 6.38%, 9/30/01.......................................       511,570
  2,100,000 5.88%, 9/30/02(b)....................................     2,121,714
  2,930,000 5.75%, 8/15/03(b)....................................     2,953,235
    300,000 7.25%, 5/15/04(b)....................................       324,762
  1,700,000 6.50%, 5/15/05(b)....................................     1,785,068
  1,250,000 6.63%, 5/15/07(b)....................................     1,332,863
                                                                   ------------
  Total U.S. Treasury Notes
   (Cost $18,707,234)                                                18,969,156
                                                                   ------------
 INVESTMENT COMPANIES (0.3%):
    452,841 Federated Money Market Trust.........................       452,841
                                                                   ------------
  Total Investment Companies
   (Cost $452,841)                                                      452,841
                                                                   ------------
 SHORT-TERM SECURITIES HELD AS COLLATERAL (9.1%):
  4,524,662 Salomon Brothers, 5.65%, 6/1/98 (Purchased on
             5/29/98, proceeds at maturity $4,526,792,
             collateralized by $9,999,350 U.S. Treasury Notes
             and Strips, 0.00%-11.75%, 11/30/98-8/15/27, market
             value $4,625,109)...................................     4,524,662
  4,815,446 Greenwich Capital, 5.65%, 6/1/98 (Purchased on
             5/29/98, proceeds at maturity $4,817,714,
             collateralized by $10,593,283 various U.S.
             Government Agency securities, 0.00%-7.75%,
             5/15/06-5/15/28, market value $4,911,755)...........     4,815,446
  4,815,446 Bear Stearns Co., Inc., 5.69%, 6/1/98 (Purchased on
             5/29/98, proceeds at maturity $4,817,729,
             collateralized by $5,336,632 various FNMA Remics,
             6.50%-9.50%, 2/18/04-9/20/24, market value
             $4,911,755).........................................     4,815,446
                                                                   ------------
  Total Short-Term Securities Held as Collateral (Cost
   $14,155,554)                                                      14,155,554
                                                                   ------------
  Total Investments
   (Cost $164,028,202)(a) (108.5%)                                  169,306,283
  Liabilities in excess of other assets
   (-8.5%)                                                          (13,264,754)
                                                                   ------------
  Total Net Assets (100.0%)......................................  $156,041,529
                                                                   ============

------
(a) Represents cost for federal income tax purposes and differs from value by unrealized appreciation of securities as follows:
      Unrealized appreciation..................... $5,384,318
      Unrealized depreciation.....................   (106,237)
                                                   ----------
      Net unrealized appreciation................. $5,278,081
                                                   ==========
(b) All or a portion of this security was loaned as of May 31, 1998.
MTN--Medium Term Note


                        See notes to financial statements

THE ARCH FUND, INC.

                         NOTES TO FINANCIAL STATEMENTS
                                 MAY 31, 1998
                                  (UNAUDITED)

1.ORGANIZATION

  The ARCH Fund, Inc. (the "Fund") is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company. As of May 31, 1998, the Fund offered shares in the following investment portfolios: Money Market, Treasury Money Market, Tax-Exempt Money Market, Growth & Income Equity, Small Cap Equity, International Equity, Equity Income, Equity Index, Growth Equity, Balanced, Government & Corporate Bond, U.S. Government Securities, Short-Intermediate Municipal, Missouri Tax-Exempt Bond, National Municipal Bond, Intermediate Corporate Bond and Bond Index Portfolios (referred to individually as a "Portfolio" and collectively as the "Portfolios"). The Fund was organized as a Maryland corporation on September 9, 1982. The Kansas Tax-Exempt Bond and Small Cap Equity Index Portfolios have not yet commenced operations.

  The Portfolio's investment objectives are as follows:

  Money Market Portfolio -- To seek current income with liquidity and stability of principal. In pursuing its investment objective, the Portfolio invests substantially all of its assets in a broad range of money market instruments.

  Treasury Money Market Portfolio -- To seek a high level of current income exempt from state income tax consistent with liquidity and security of principal. In pursuing its investment objective, the Portfolio invests in selected money market obligations issued by the U.S. Government (or its agencies and instrumentalities) that are guaranteed as to principal and interest by the U.S. Government.

  Tax-Exempt Money Market Portfolio -- To seek as high a level of current interest income exempt from federal income tax as is consistent with liquidity and stability of principal. The Portfolio invests substantially all of its assets in short-term obligations issued by or on behalf of states, territories and possessions of the United States, the District of Columbia and their respective political subdivisions, agencies, instrumentalities and authorities ("Municipal Obligations").

  Growth & Income Equity Portfolio -- To provide long-term capital growth, with income a secondary consideration. In pursuing its investment objective, the Portfolio normally invests substantially all of its assets in common stock, preferred stock, rights, warrants and securities convertible into common stock.

  Small Cap Equity Portfolio -- To seek capital appreciation. Current income is an incidental consideration in the selection of portfolio securities. In pursuing its investment objective, the Portfolio normally invests at least 65% of its total assets in common stock of emerging or established small- to medium-sized companies with above-average potential for price appreciation.

  International Equity Portfolio -- To provide capital growth consistent with reasonable investment risk. The Portfolio seeks to achieve this objective by investing principally in foreign equity securities, most of which will be denominated in foreign currencies.

  Equity Income Portfolio -- To seek to provide an above-average level of income consistent with long-term capital appreciation. In pursuing its investment objective, the Portfolio intends to invest, under normal market and economic conditions, substantially all of its assets in common stock, preferred stock, rights, warrants, and securities convertible into common stock.

  Equity Index Portfolio -- To seek to provide investment results that, before deduction of operating expenses, approximate the price and yield performance of U.S. publicly traded common stocks with large stock market capitalizations, as represented by the Standard & Poor's 500 Composite Stock Price Index (the "S&P 500"). The Portfolio will invest substantially all of its total assets in securities listed in the S&P 500.

                                   Continued

THE ARCH FUND, INC.

                                 MAY 31, 1998
                                  (UNAUDITED)

  Growth Equity Portfolio -- To seek capital appreciation by investing primarily in equity securities of companies selected on the basis of assessment of earnings and the risk and volatility of each company's business.

  Balanced Portfolio -- To maximize total return through a combination of growth of capital and current income consistent with the preservation of capital. The Portfolio seeks to achieve its objective by using a disciplined approach of allocating assets primarily among three major assets groups, i.e. equity securities, fixed income securities and cash equivalents.

  Government & Corporate Bond Portfolio -- To seek the highest level of current income consistent with conservation of capital. In pursuing its investment objective, the Portfolio intends to invest at least 65% of its assets in fixed-income and related debt securities rated in one of the three highest rating categories assigned by a rating agency at the time of purchase or in unrated investments deemed by the investment advisor to be of comparable quality pursuant to guidelines approved by the Fund's Board of Directors.

  U.S. Government Securities Portfolio -- To seek a high rate of current income that is consistent with relative stability of principal. In pursuing its investment objective, the Portfolio invests in obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities normally having remaining maturities of 1 to 30 years and repurchase agreements relating to such obligations.

  Short-Intermediate Municipal Portfolio -- To seek as high a level of current income, exempt from regular federal income tax, as is consistent with preservation of capital. The Portfolio seeks to achieve its objective by investing substantially all of its assets in investment grade Municipal Obligations.

  Missouri Tax-Exempt Bond Portfolio -- To seek as high a level of interest income exempt from federal income tax as is consistent with conservation of capital. In pursuing its investment objective, the Portfolio invests substantially all of its assets in investment grade Missouri Municipal Obligations, that are also exempt, to the extent possible, from Missouri income tax.

  National Municipal Bond Portfolio -- To seek as high a level of current interest income exempt from federal income tax as is consistent with conservation of capital. In pursuing its investments objective, the Portfolio intends to invest, under normal market and economic conditions, substantially all of its assets in investment grade Municipal Obligations.

  Intermediate Corporate Bond Portfolio -- To seek as high a level of current income as is consistent with preservation of capital. In pursuing its investment objective, the Portfolio will invest, under normal market and economic conditions, at least 65% of its total assets in non-convertible corporate debt obligations.

  Bond Index Portfolio -- To seek to provide investment results that, before deduction of operating expenses, approximate the price and yield performance of U.S. Government, mortgage-backed, asset-backed and corporate debt securities as represented by the Lehman Brothers Aggregate Bond Index (the "Lehman Aggregate"). The Portfolio will invest substantially all of its total assets in securities listed in the Lehman Aggregate.

2.SIGNIFICANT ACCOUNTING POLICIES

  The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The policies are in conformity with generally accepted accounting principles. The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual results could differ from these estimates.
                                   Continued

THE ARCH FUND, INC.

                                 MAY 31, 1998
                                  (UNAUDITED)


  SECURITIES VALUATION:

  The securities of the Money Market, Treasury Money Market and Tax-Exempt Money Market Portfolios (collectively, "the money market portfolios") are valued at amortized cost. Amortized cost valuation involves valuing an instrument at its cost initially and, thereafter, assuming a constant amortization to maturity of any discount or premium, regardless of the effect of fluctuating interest rates on the market value of the instrument. In addition, the money market portfolios may not (a) purchase any instrument with a remaining maturity greater than 397 days unless such instrument is subject to a demand feature, or (b) maintain a dollar-weighted-average portfolio maturity which exceeds 90 days. The securities of the Growth & Income Equity, Small Cap Equity, International Equity, Equity Income, Equity Index, Growth Equity, Balanced, Government & Corporate Bond, U.S. Government Securities, Short-Intermediate Municipal, Missouri Tax-Exempt Bond, National Municipal Bond, Intermediate Corporate Bond and Bond Index Portfolios (collectively, "the variable net asset value portfolios") that are traded on a recognized exchange are valued at the last sale price on the national securities market. Securities traded only on over-the-counter markets are valued on the basis of market value when available. Securities for which there were no transactions are valued at the mean of the most recent bid and asked prices. Securities maturing in 60 days or less are valued at amortized cost. Securities, including restricted securities, for which market quotations are not readily available, are valued at fair market value by the investment adviser (or the sub-investment adviser) in accordance with guidelines approved by the Fund's Board of Directors. Quotations of foreign securities in foreign currency are converted to the U.S. dollar equivalent at the prevailing exchange rate on the date of conversion. Investments in investment companies are valued at their respective net asset values as reported by such companies. The differences between cost and market values of the investments of the variable net asset portfolios are reflected as unrealized appreciation or depreciation.

  REPURCHASE AGREEMENTS:

  The Portfolios may engage in repurchase agreement transactions. Under the terms of a typical repurchase agreement, a Portfolio takes possession of an underlying debt obligation subject to an obligation of the seller to repurchase, and the Portfolio to resell, the obligation at an agreed upon price and time, thereby determining the yield during the Portfolio's holding period. This arrangement results in a fixed rate of return that is not subject to market fluctuations during the Portfolio's holding period. The value of the collateral exceeds at all times the total amount of the repurchase obligations, including interest. In the event of counterparty default, the Portfolio has the right to use the collateral to offset losses incurred. There is potential for loss to the Portfolio in the event the Portfolio is delayed or prevented from exercising its rights to dispose of the collateral securities, including the risk of a possible decline in the value of the underlying securities during the period while the Portfolio seeks to assert its rights. The Portfolios' investment adviser, acting under the supervision of the Board of Directors, reviews the value of the collateral and the creditworthiness of those banks and dealers with which the Portfolios enter into repurchase agreements to evaluate potential risks.

  SECURITIES TRANSACTIONS AND INVESTMENT INCOME:

  Securities transactions are recorded on the trade date. Realized gains and losses on investments sold are recorded on the identified cost basis. Interest income, including accretion of discount and amortization of premium on investments, is accrued on a daily basis. Dividend income is recorded on the ex-dividend date. Realized and unrealized gains and losses are allocated based upon the relative net assets of each class of shares.

  FOREIGN CURRENCY TRANSLATION:

  The market value of investment securities, other assets and liabilities of the International Equity, Equity Index and Growth Equity Portfolios denominated in a foreign currency are translated into U.S. dollars at the current exchange rate. Purchases and sales of securities, income receipts and expense payments are translated into U.S. dollars at the exchange rate on the dates of the transactions.
                                   Continued

THE ARCH FUND, INC.

                                 MAY 31, 1998
                                  (UNAUDITED)


  The International Equity, Equity Index and Growth Equity Portfolios, to the extent they invest in foreign-denominated securities, isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuation arising from changes in market prices of securities held.

  Reported net realized foreign exchange gains or losses arise from sales and maturities of foreign securities, sales of foreign currencies, currency exchange fluctuations between the trade and settlement dates on securities transactions, and the difference between the amount of assets and liabilities recorded and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, including investments in securities, resulting from changes in exchange rates.

  RISKS ASSOCIATED WITH FOREIGN SECURITIES AND CURRENCIES:

  Investments in securities of foreign issuers carry certain risks not ordinarily associated with investments in securities of domestic issuers. Such risks include future political and economic developments, and the possible imposition of exchange controls or other foreign governmental laws and restrictions. In addition, with respect to certain countries, there is the possibility of expropriation of assets, confiscatory taxation, political or social instability or diplomatic developments which could adversely affect investments in those countries.

  Certain countries may also impose substantial restrictions on investments in their capital markets by foreign entities, including restrictions on investments in issuers of industries deemed sensitive to relevant national interests. These factors may limit the investment opportunities available to the International Equity Portfolio or result in a lack of liquidity and high price volatility with respect to securities of issuers from developing countries.

  FORWARD CURRENCY EXCHANGE CONTRACTS:

  The International Equity Portfolio may enter into forward foreign currency exchange contracts ("forwards"). A forward is an agreement between two parties to buy and sell a currency at a set price on a future date. The market value of the forward fluctuates with changes in currency exchange rates. The forward is marked-to-market daily and the change in market value is recorded by the Portfolio as unrealized appreciation or depreciation. When the forward is closed, the Portfolio records a realized gain or loss equal to the fluctuation in value during the period the forward was opened. The Portfolio could be exposed to risk if a counterparty is unable to meet the terms of a forward or if the value of the currency changes unfavorably.

  SECURITIES LENDING:

  To increase return, the Money Market, Treasury Money Market, Growth & Income Equity, Small Cap Equity, International Equity, Equity Income, Equity Index, Growth Equity, Balanced, Government & Corporate Bond, U.S. Government Securities, Short-Intermediate Municipal, National Municipal Bond, Intermediate Corporate Bond and Bond Index Portfolios may, from time to time, lend portfolio securities to broker-dealers, banks or institutional borrowers of securities pursuant to agreements requiring that the loans be continuously secured by collateral equal, at all times, in value to at least the market value of the securities loaned. Collateral for such loans may include cash, securities of the U.S. Government, or its agencies or instrumentalities, irrevocable letters of credit, or any combination thereof. The collateral must be valued daily and, should the market value of the loaned securities increase, the borrower must furnish additional collateral to the lending Portfolio. By lending its securities, a Portfolio can increase its income by continuing to receive interest or dividends on the loaned securities as well as either investing the cash collateral in short-term instruments or obtaining yield in the form of interest paid by the borrower when U.S. Government securities are used as collateral. Loans are subject to termination by the Portfolio or the borrower at any time. The risks to the Portfolios of securities lending are that the borrower may not provide additional collateral when required or return the securities when due. In addition, if cash collateral invested by a Portfolio is less than the amount

                                   Continued

THE ARCH FUND, INC.

                                 MAY 31, 1998
                                  (UNAUDITED)

  required to be returned to the borrower as a result of a decrease in the value of the cash collateral investments, the Portfolio must compensate the borrower for the deficiency. At May 31, 1998, the following Portfolios had securities with the following market values on loan:

                                               MARKET VALUE OF  MARKET VALUE OF
   PORTFOLIO                                     COLLATERAL    LOANED SECURITIES
   ---------                                   --------------- -----------------
   Growth & Income Equity Portfolio...........   $57,420,017      $54,984,073
   Small Cap Equity Portfolio.................    67,632,037       65,163,566
   Equity Income Portfolio....................    12,546,000       12,284,315
   Equity Index Portfolio.....................    11,247,798       10,958,323
   Growth Equity Portfolio....................    17,869,000       17,348,250
   Balanced Portfolio.........................    19,138,940       18,752,724
   Government & Corporate Bond Portfolio......    57,260,120       56,237,137
   U.S. Government Securities Portfolio.......    35,186,178       34,555,028
   Intermediate Corporate Bond Portfolio......     5,204,706        5,119,353
   Bond Index Portfolio.......................    41,560,922       40,856,936

  The loaned securities were fully collateralized by cash and U.S. Government securities.

  DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS:

  Dividends on each share of the Portfolios are determined in the same manner, irrespective of class, except that shares of each class bear separate fees under either a Distribution and Services Plan or an Administrative Services Plan adopted for each class and enjoy certain exclusive voting rights on matters relating to these fees. It is the policy of the Money Market, Treasury Money Market, Tax-Exempt Money Market, Government & Corporate Bond, U.S. Government Securities, Short-Intermediate Municipal, Missouri Tax-Exempt Bond, National Municipal Bond, Intermediate Corporate Bond, and Bond Index Portfolios to declare dividends daily from net investment income and to pay such dividends no later than five business days after the end of the month. Net investment income for the Growth & Income Equity, Equity Income, Equity Index, Growth Equity and Balanced Portfolios is declared and paid monthly as a dividend to shareholders of record. The Small Cap Equity and International Equity Portfolios declare and pay dividends from net investment income quarterly. Net realized capital gains for each Portfolio, if any, are distributed at least annually. Additional distributions of net investment income and capital gains may be made at the discretion of the Board of Directors in order to avoid the 4% excise tax to which a Portfolio is subject with respect to certain undistributed amounts of net investment income and capital gains.

  Distributions from net investment income and from net realized capital gains are determined in accordance with federal income tax regulations which may differ from generally accepted accounting principles. These "book/tax" differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the composition of net assets based on their federal tax-basis treatment; temporary differences do not require reclassification. Distributions to shareholders which exceed net investment income and net realized capital gains for financial reporting purposes but not for tax purposes are reported as distributions in excess of net investment income or net realized gains. To the extent they exceed net investment income and net realized gains for tax purposes, they are reported as distributions of capital.

  FEDERAL INCOME TAXES:

  It is the policy of each of the Portfolios to qualify, or to continue to qualify, as a regulated investment company by complying with the provisions available to certain investment companies, as defined in applicable sections

                                   Continued

THE ARCH FUND, INC.

                                 MAY 31, 1998
                                  (UNAUDITED)

  of the Internal Revenue Code, and to make distributions of net investment income and net realized capital gains sufficient to relieve it from all, or substantially all, federal income taxes.

  For federal income tax purposes, the following Portfolios had capital loss carryforwards as of November 30, 1997, which are available to offset future capital gains, if any:

                                                                AMOUNT   EXPIRES
                                                              ---------- -------
   Money Market Portfolio.................................... $    4,907  2003
   Government & Corporate Bond Portfolio..................... $   65,133  2002
                                                               1,171,567  2003
                                                                 210,648  2005
                                                              ----------
                                                              $1,447,348
                                                              ==========
   U.S. Government Securities Portfolio...................... $  325,257  2004
                                                                 279,506  2005
                                                              ----------
                                                              $  604,763
                                                              ==========
   Missouri Tax-Exempt Bond Portfolio........................ $  118,537  2003
                                                                      31  2005
                                                              ----------
                                                              $  118,568
                                                              ==========

  ORGANIZATION COSTS:

  The Portfolios bear all costs in connection with their organization, including the fees and expenses of registering and qualifying shares for distribution under federal and state securities laws. All such costs are amortized using the straight-line method over a period of five years from the dates each Portfolio commenced operations: from April 4, 1994 for the International Equity Portfolio, from February 27, 1997 for the Equity Income Portfolio, from May 1, 1997 for the Equity Index Portfolio, from November 18, 1996 for the National Municipal Bond Portfolio, and from February 10, 1997 for the Intermediate Corporate Bond Portfolio and the Bond Index Portfolio. As of May 31, 1998, all costs were fully amortized for the Money Market, Treasury Money Market, Tax-Exempt Money Market, Growth & Income Equity, Small Cap Equity, Growth Equity, Balanced, Government & Corporate Bond, U.S. Government Securities, Short-Intermediate Municipal, and Missouri Tax-Exempt Bond Portfolios.

  OTHER:

  Operating expenses of the Fund not directly attributable to a Portfolio or to any class of shares of a Portfolio are prorated among the Portfolios based on the relative net assets of each Portfolio or other appropriate basis. Operating expenses directly attributable to a Portfolio or class are charged directly to that Portfolio's or class' operations. Fees paid under either a Distribution and Services Plan or an Administrative Services Plan are borne by the specific class of shares to which such Plan applies.

3.SHARES OF COMMON STOCK

  The Fund is authorized to issue five classes of shares in each Portfolio (except as noted): Investor A Shares, Investor B Shares (except the Treasury Money Market, Tax-Exempt Money Market, Equity Index, Short-Intermediate Municipal, Intermediate Corporate Bond, Bond Index and Small Cap Equity Index Portfolios), Trust Shares, Institutional Shares (except the Tax-Exempt Money Market, Missouri Tax-Exempt Bond, Short-Intermediate Municipal, National Municipal Bond and Kansas Tax-Exempt Bond Portfolios), and S Shares

                                   Continued

THE ARCH FUND, INC.

                                 MAY 31, 1998
                                  (UNAUDITED)

  (except the Growth and Income Equity, Small Cap Equity, International Equity, Equity Income, Equity Index, Growth Equity, Balanced, Government & Corporate Bond, U.S. Government Securities, Short-Intermediate Municipal, Missouri Tax-Exempt Bond, National Municipal Bond, Intermediate Corporate Bond, Bond Index and Small Cap Equity Index Portfolios). Investor A shares of the variable net asset value portfolios are sold with front-end sales charges. Investor B Shares of the variable net asset value portfolios and the Money Market Portfolio may be subject to contingent deferred sales charges ("CDSC") on redemption based on the lesser of the net asset value of the shares on the redemption date or the original cost of the shares redeemed. The following table sets forth the time schedule of redemptions of Investor B Shares subject to CDSC:

                                                                       CDSC
                                                                  (PERCENTAGE OF
   NUMBER OF YEARS                                                AMOUNT SUBJECT
   ELAPSED SINCE PURCHASE                                         TO THE CHARGE)
   ----------------------                                         --------------
   One or less...................................................      5.0%
   More than one, but less than two..............................      4.0%
   Two, but less than three......................................      3.0%
   Three, but less than four.....................................      3.0%
   Four, but less than five......................................      2.0%
   Five, and up to and including six.............................      1.0%
   More than six.................................................      None

  Investor B Shares of the Money Market Portfolio are available for purchase only by those investors participating in the ARCH Asset Advisor Program or through exchanges of Investor B Shares of the variable net asset value portfolios.
                                   Continued

THE ARCH FUND, INC.

                                 MAY 31, 1998
                                  (UNAUDITED)

  Each class of shares in a Portfolio has identical rights and privileges except with respect to the fees paid by the classes under either a Distribution and Services Plan or an Administrative Services Plan, expenses allocable exclusively to each class of shares, voting rights on matters affecting a single class of shares, the exchange privilege of each class of shares, and the automatic conversion of Investor B Shares of a Portfolio into Investor A Shares of that Potfolio eight years after purchase. As of May 31, 1998, the Fund's Articles of Incorporation authorize the Board of Directors, in its discretion, to issue up to twenty billion full and fractional shares of capital stock, $.001 par value per share, and to classify or reclassify any unissued shares of the Fund into one or more additional classes. Pursuant to such authority, as of May 31, 1998, the Fund's shares were classified as follows:

                                                   REPRESENT INTERESTS IN:
                                         -------------------------------------------
            CLASS           SHARES (000)           PORTFOLIO               CLASS
   ------------------------ ------------ ----------------------------  -------------
   Class A   Shares........    550,000   Money Market                   Investor A
   Class A -- Special
    Series 1 Shares........  1,800,000   Money Market                   Trust
   Class A -- Special
    Series 2 Shares........    300,000   Money Market                   Investor B
   Class A -- Special
    Series 3 Shares........     50,000   Money Market                   Institutional
   Class A -- Special
    Series 4 Shares........  2,000,000   Money Market                   S
   Class B   Shares........    100,000   Treasury Money Market          Investor A
   Class B -- Special
    Series 1 Shares........  1,000,000   Treasury Money Market          Trust
   Class B -- Special
    Series 2 Shares........    300,000   Treasury Money Market          Institutional
   Class B -- Special
    Series 3 Shares........  2,000,000   Treasury Money Market          S
   Class C   Shares........      5,000   Growth & Income Equity         Investor A
   Class C -- Special
    Series 1 Shares........     50,000   Growth & Income Equity         Trust
   Class C -- Special
    Series 2 Shares........     20,000   Growth & Income Equity         Investor B
   Class C -- Special
    Series 3 Shares........     50,000   Growth & Income Equity         Institutional
   Class D   Shares........      5,000   Government & Corporate Bond    Investor A
   Class D -- Special Se-
    ries 1 Shares..........     50,000   Government & Corporate Bond    Trust
   Class D -- Special Se-
    ries 2 Shares..........     20,000   Government & Corporate Bond    Investor B
   Class D -- Special Se-
    ries 3 Shares..........     50,000   Government & Corporate Bond    Institutional
   Class E   Shares........      5,000   U.S. Government Securities     Investor A
   Class E -- Special Se-
    ries 1 Shares..........     15,000   U.S. Government Securities     Trust
   Class E -- Special Se-
    ries 2 Shares..........     20,000   U.S. Government Securities     Investor B
   Class E -- Special Se-
    ries 3 Shares..........     50,000   U.S. Government Securities     Institutional
   Class F   Shares........      5,000   Small Cap Equity               Investor A
   Class F -- Special Se-
    ries 1 Shares..........     35,000   Small Cap Equity               Trust
   Class F -- Special Se-
    ries 2 Shares..........     20,000   Small Cap Equity               Investor B
   Class F -- Special Se-
    ries 3 Shares..........     50,000   Small Cap Equity               Institutional
   Class G   Shares........      5,000   Balanced                       Investor A
   Class G -- Special Se-
    ries 1 Shares..........     15,000   Balanced                       Trust
   Class G -- Special Se-
    ries 2 Shares..........     20,000   Balanced                       Investor B
   Class G -- Special Se-
    ries 3 Shares..........     50,000   Balanced                       Institutional
   Class H   Shares........     10,000   International Equity           Investor A
   Class H -- Special Se-
    ries 1 Shares..........     10,000   International Equity           Trust
   Class H -- Special Se-
    ries 2 Shares..........     10,000   International Equity           Investor B
   Class H -- Special Se-
    ries 3 Shares..........     50,000   International Equity           Institutional

                                   Continued

THE ARCH FUND, INC.

                                 MAY 31, 1998
                                  (UNAUDITED)

                                                   REPRESENT INTERESTS IN:
                                         -------------------------------------------
            CLASS           SHARES (000)           PORTFOLIO               CLASS
   ------------------------ ------------ ----------------------------  -------------
   Class I   Shares........     25,000   Short-Intermediate Municipal   Investor A
   Class I -- Special Se-
    ries 1 Shares..........     25,000   Short-Intermediate Municipal   Trust
   Class J   Shares........     50,000   Tax-Exempt Money Market        Investor A
   Class J -- Special Se-
    ries 1 Shares..........    300,000   Tax-Exempt Money Market        Trust
   Class J -- Special Se-
    ries 2 Shares..........  2,000,000   Tax-Exempt Money Market        S
   Class K   Shares........     25,000   Missouri Tax-Exempt Bond       Investor A
   Class K -- Special Se-
    ries 1 Shares..........     25,000   Missouri Tax-Exempt Bond       Trust
   Class K -- Special Se-
    ries 2 Shares..........     10,000   Missouri Tax-Exempt Bond       Investor B
   Class L   Shares........     25,000   Kansas Tax-Exempt Bond         Investor A
   Class L -- Special Se-
    ries 1 Shares..........     25,000   Kansas Tax-Exempt Bond         Trust
   Class L -- Special Se-
    ries 2 Shares..........     10,000   Kansas Tax-Exempt Bond         Investor B
   Class M   Shares........     25,000   Equity Income                  Investor A
   Class M -- Special Se-
    ries 1 Shares..........     50,000   Equity Income                  Trust
   Class M -- Special Se-
    ries 2 Shares..........     25,000   Equity Income                  Investor B
   Class M -- Special Se-
    ries 3 Shares..........     25,000   Equity Income                  Institutional
   Class N   Shares........     25,000   National Municipal Bond        Investor A
   Class N -- Special Se-
    ries 1 Shares..........     50,000   National Municipal Bond        Trust
   Class N -- Special Se-
    ries 2 Shares..........     25,000   National Municipal Bond        Investor B
   Class O   Shares........     25,000   Intermediate Corporate Bond    Investor A
   Class O -- Special Se-
    ries 1 Shares..........     50,000   Intermediate Corporate Bond    Trust
   Class O -- Special Se-
    ries 2 Shares..........     25,000   Intermediate Corporate Bond    Institutional
   Class P   Shares........     25,000   Equity Index                   Investor A
   Class P -- Special Se-
    ries 1 Shares..........     50,000   Equity Index                   Trust
   Class P -- Special Se-
    ries 2 Shares..........     25,000   Equity Index                   Institutional
   Class Q   Shares........     25,000   Bond Index                     Investor A
   Class Q -- Special
    Series 1 Shares........     50,000   Bond Index                     Trust
   Class Q -- Special
    Series 2 Shares........     25,000   Bond Index                     Institutional
   Class R   Shares........     25,000   Small Cap Equity Index         Investor A
   Class R -- Special
    Series 1 Shares........     50,000   Small Cap Equity Index         Trust
   Class R -- Special
    Series 2 Shares........     25,000   Small Cap Equity Index         Institutional
   Class S   Shares........     25,000   Growth Equity                  Investor A
   Class S -- Special
    Series 1 Shares........     50,000   Growth Equity                  Trust
   Class S -- Special
    Series 2 Shares........     25,000   Growth Equity                  Investor B
   Class S -- Special
    Series 3 Shares........     25,000   Growth Equity                  Institutional
   Unclassified............  8,010,000

  Each share of a Portfolio represents an equal, proportionate interest in the Portfolio with respect to other shares outstanding, irrespective of series. As of May 31, 1998, S Shares had not been offered.
                                   Continued

THE ARCH FUND, INC.

                                  MAY 31, 1998
                                  (UNAUDITED)


4.CAPITAL SHARE TRANSACTIONS

  Transactions in portfolio shares of the Fund were as follows:

                                   MONEY MARKET                   TREASURY MONEY
                                     PORTFOLIO                   MARKET PORTFOLIO
                          --------------------------------  ----------------------------
                            SIX MONTHS          YEAR         SIX MONTHS        YEAR
                               ENDED            ENDED           ENDED          ENDED
                              MAY 31,       NOVEMBER 30,       MAY 31,     NOVEMBER 30,
                               1998             1997            1998           1997
                          ---------------  ---------------  -------------  -------------
                            (UNAUDITED)                      (UNAUDITED)
CAPITAL TRANSACTIONS:
INVESTOR A SHARES:
 Proceeds from shares
  issued................  $   208,314,533  $   309,755,097  $  23,524,347  $  18,452,906
 Dividends reinvested...        3,952,611        5,145,284        184,396        276,548
 Cost of shares re-
  deemed................     (217,513,126)    (241,289,100)   (14,684,886)   (17,987,741)
                          ---------------  ---------------  -------------  -------------
 Investor A capital
  transactions..........  $    (5,245,982) $    73,611,281  $   9,023,857  $     741,713
                          ---------------  ---------------  -------------  -------------
INVESTOR B SHARES:
 Proceeds from shares
  issued................  $         6,731  $        46,996  $          --  $          --
 Dividends reinvested...            1,464            2,791             --             --
 Cost of shares re-
  deemed................          (10,748)         (18,022)            --             --
                          ---------------  ---------------  -------------  -------------
 Investor B capital
  transactions..........  $        (2,553) $        31,765  $          --  $          --
                          ---------------  ---------------  -------------  -------------
TRUST SHARES:
 Proceeds from shares
  issued................  $ 2,469,771,555  $ 4,112,502,624  $ 502,411,096  $ 974,965,197
 Dividends reinvested...        9,930,298       15,379,414      1,743,945      3,220,851
 Cost of shares re-
  deemed................   (2,458,642,400)  (3,802,997,661)  (535,278,247)  (825,860,764)
                          ---------------  ---------------  -------------  -------------
 Trust capital transac-
  tions.................  $    21,059,453  $   324,884,377  $ (31,123,206) $ 152,325,284
                          ---------------  ---------------  -------------  -------------
INSTITUTIONAL SHARES:
 Proceeds from shares
  issued................  $    41,766,774  $    70,987,898  $      34,170  $     714,908
 Dividends reinvested...           36,902           45,325             --            276
 Cost of shares re-
  deemed................      (39,064,919)     (64,931,657)       (35,170)      (781,277)
                          ---------------  ---------------  -------------  -------------
 Institutional capital
  transactions..........  $     2,738,757  $     6,101,566  $      (1,000) $     (66,093)
                          ---------------  ---------------  -------------  -------------
Total net increase
 (decrease) from capital
 transactions...........  $    18,549,675  $   404,628,989  $ (22,100,349) $ 153,000,904
                          ===============  ===============  =============  =============
SHARE TRANSACTIONS:
INVESTOR A SHARES:
 Issued.................      208,314,533      309,755,097     23,524,347     18,452,906
 Reinvested.............        3,952,611        5,145,284        184,396        276,548
 Redeemed...............     (217,513,126)    (241,289,100)   (14,684,886)   (17,987,741)
                          ---------------  ---------------  -------------  -------------
 Change in Investor A
  Shares................       (5,245,982)      73,611,281      9,023,857        741,713
                          ---------------  ---------------  -------------  -------------
INVESTOR B SHARES:
 Issued.................            6,731           46,996             --             --
 Reinvested.............            1,464            2,791             --             --
 Redeemed...............          (10,748)         (18,022)            --             --
                          ---------------  ---------------  -------------  -------------
 Change in Investor B
  Shares................           (2,553)          31,765             --             --
                          ---------------  ---------------  -------------  -------------
TRUST SHARES:
 Issued.................    2,469,771,555    4,112,502,624    502,411,096    974,965,197
 Reinvested.............        9,930,298       15,379,414      1,743,945      3,220,851
 Redeemed...............   (2,458,642,400)  (3,802,997,661)  (535,278,247)  (825,860,764)
                          ---------------  ---------------  -------------  -------------
 Change in Trust Shares.       21,059,453      324,884,377    (31,123,206)   152,325,284
                          ---------------  ---------------  -------------  -------------
INSTITUTIONAL SHARES:
 Issued.................       41,766,774       70,987,898         34,170        714,908
 Reinvested.............           36,902           45,325             --            276
 Redeemed...............      (39,064,919)     (64,931,657)       (35,170)      (781,277)
                          ---------------  ---------------  -------------  -------------
 Change in Institutional
  Shares................        2,738,757        6,101,566         (1,000)       (66,093)
                          ---------------  ---------------  -------------  -------------
Total net increase
 (decrease) from share
 transactions...........       18,549,675      404,628,989    (22,100,349)   153,000,904
                          ===============  ===============  =============  =============

                                   Continued

THE ARCH FUND, INC.

                                  MAY 31, 1998
                                  (UNAUDITED)

                               TAX-EXEMPT MONEY              GROWTH & INCOME
                               MARKET PORTFOLIO              EQUITY PORTFOLIO
                          ----------------------------  ---------------------------
                           SIX MONTHS        YEAR        SIX MONTHS       YEAR
                              ENDED          ENDED         ENDED          ENDED
                             MAY 31,     NOVEMBER 30,     MAY 31,     NOVEMBER 30,
                              1998           1997           1998          1997
                          -------------  -------------  ------------  -------------
                           (UNAUDITED)                  (UNAUDITED)
CAPITAL TRANSACTIONS:
INVESTOR A SHARES:
 Proceeds from shares
  issued................  $   6,512,682  $  42,324,801  $  4,740,999  $   6,774,856
 Dividends reinvested...        200,558        463,949     7,722,956      3,288,711
 Cost of shares
  redeemed..............    (10,134,395)   (44,984,145)   (4,666,184)    (7,579,480)
                          -------------  -------------  ------------  -------------
 Investor A capital
  transactions..........  $  (3,421,155) $  (2,195,395) $  7,797,771  $   2,484,087
                          -------------  -------------  ------------  -------------
INVESTOR B SHARES:
 Proceeds from shares
  issued................  $          --  $          --  $  1,605,397  $   2,201,422
 Dividends reinvested...             --             --     1,067,922        296,096
 Cost of shares
  redeemed..............             --             --      (297,650)      (415,984)
                          -------------  -------------  ------------  -------------
 Investor B capital
  transactions..........  $          --  $          --  $  2,375,669  $   2,081,534
                          -------------  -------------  ------------  -------------
TRUST SHARES:
 Proceeds from shares
  issued................  $ 299,748,593  $ 335,656,279  $ 19,686,475  $  68,543,364
 Dividends reinvested...        238,379        377,277    31,171,248     22,757,271
 Cost of shares
  redeemed..............   (308,358,017)  (288,242,067)  (24,493,535)  (151,166,803)
                          -------------  -------------  ------------  -------------
 Trust capital
  transactions..........  $  (8,371,045) $  47,791,489  $ 26,364,188  $ (59,866,168)
                          -------------  -------------  ------------  -------------
INSTITUTIONAL SHARES:
 Proceeds from shares
  issued................  $          --  $          --  $ 14,232,241  $  16,152,636
 Dividends reinvested...             --             --    15,911,460      6,370,055
 Cost of shares
  redeemed..............             --             --    (8,070,037)   (14,151,970)
                          -------------  -------------  ------------  -------------
 Institutional capital
  transactions..........  $          --  $          --  $ 22,073,664  $   8,370,721
                          -------------  -------------  ------------  -------------
Total net increase
 (decrease) from capital
 transactions...........  $ (11,792,200) $  45,596,094  $ 58,611,292  $ (46,929,826)
                          =============  =============  ============  =============
SHARE TRANSACTIONS:
INVESTOR A SHARES:
 Issued.................      6,512,682     42,324,801       247,423        358,479
 Reinvested.............        200,558        463,949       431,319        191,757
 Redeemed...............    (10,134,395)   (44,984,145)     (245,910)      (402,496)
                          -------------  -------------  ------------  -------------
 Change in Investor A
  Shares................     (3,421,155)    (2,195,395)      432,832        147,740
                          -------------  -------------  ------------  -------------
INVESTOR B SHARES:
 Issued.................             --             --        86,149        116,804
 Reinvested.............             --             --        60,332         17,441
 Redeemed...............             --             --       (15,468)       (21,377)
                          -------------  -------------  ------------  -------------
 Change in Investor B
  Shares................             --             --       131,013        112,868
                          -------------  -------------  ------------  -------------
TRUST SHARES:
 Issued.................    299,748,593    335,656,279     1,079,720      3,808,036
 Reinvested.............        238,379        377,277     1,732,936      1,324,519
 Redeemed...............   (308,358,017)  (288,242,067)   (1,285,937)    (8,530,932)
                          -------------  -------------  ------------  -------------
 Change in Trust Shares.     (8,371,045)    47,791,489     1,526,719     (3,398,377)
                          -------------  -------------  ------------  -------------
INSTITUTIONAL SHARES:
 Issued.................             --             --       749,863        845,760
 Reinvested.............             --             --       888,592        371,256
 Redeemed...............             --             --      (437,783)      (744,988)
                          -------------  -------------  ------------  -------------
 Change in Institutional
  Shares................             --             --     1,200,672        472,028
                          -------------  -------------  ------------  -------------
Total net increase
 (decrease) from share
 transactions ..........    (11,792,200)    45,596,094     3,291,236     (2,665,741)
                          =============  =============  ============  =============

                                   Continued

THE ARCH FUND, INC.

                                  MAY 31, 1998
                                  (UNAUDITED)

                                  SMALL CAP                INTERNATIONAL
                              EQUITY PORTFOLIO            EQUITY PORTFOLIO
                          --------------------------  -------------------------
                           SIX MONTHS       YEAR      SIX MONTHS       YEAR
                             ENDED         ENDED         ENDED        ENDED
                            MAY 31,     NOVEMBER 30,    MAY 31,    NOVEMBER 30,
                              1998          1997         1998          1997
                          ------------  ------------  -----------  ------------
                          (UNAUDITED)                 (UNAUDITED)
CAPITAL TRANSACTIONS:
INVESTOR A SHARES:
 Proceeds from shares
  issued................. $ 28,426,565  $  8,477,400  $   500,198  $   713,643
 Dividends reinvested....    1,205,204       843,177      109,245       77,495
 Cost of shares redeemed.  (27,938,366)  (10,564,564)    (510,290)    (510,586)
                          ------------  ------------  -----------  -----------
 Investor A capital
  transactions........... $  1,693,403  $ (1,243,987) $    99,153  $   280,552
                          ------------  ------------  -----------  -----------
INVESTOR B SHARES:
 Proceeds from shares
  issued................. $    192,630  $    299,657  $    42,941  $   203,253
 Dividends reinvested....      121,308        78,176       21,431       12,225
 Cost of shares redeemed.     (107,018)     (299,685)     (84,263)     (83,552)
                          ------------  ------------  -----------  -----------
 Investor B capital
  transactions........... $    206,920  $     78,148  $   (19,891) $   131,926
                          ------------  ------------  -----------  -----------
TRUST SHARES:
 Proceeds from shares
  issued................. $ 20,879,769  $ 31,937,921  $ 8,064,735  $ 8,443,834
 Dividends reinvested....   14,925,021     9,158,530    1,176,895      829,252
 Cost of shares redeemed.  (34,389,382)  (23,554,423)  (4,808,099)  (6,194,325)
                          ------------  ------------  -----------  -----------
 Trust capital
  transactions........... $  1,415,408  $ 17,542,028  $ 4,433,531  $ 3,078,761
                          ------------  ------------  -----------  -----------
INSTITUTIONAL SHARES:
 Proceeds from shares
  issued................. $  3,858,115  $  7,060,546  $   864,756  $ 2,118,356
 Dividends reinvested....    2,804,840     1,847,189      269,288      182,813
 Cost of shares redeemed.   (6,752,896)   (8,516,957)    (892,781)  (1,491,470)
                          ------------  ------------  -----------  -----------
 Institutional capital
  transactions........... $    (89,941) $    390,778  $   241,263  $   809,699
                          ------------  ------------  -----------  -----------
Total net increase
 (decrease) from capital
 transactions............ $  3,225,790  $ 16,766,967  $ 4,754,056  $ 4,300,938
                          ============  ============  ===========  ===========
SHARE TRANSACTIONS:
INVESTOR A SHARES:
 Issued..................    1,940,705       562,627       40,472       59,032
 Reinvested..............       86,209        66,550        9,192        6,635
 Redeemed................   (1,901,342)     (719,822)     (41,527)     (41,200)
                          ------------  ------------  -----------  -----------
 Change in Investor A
  Shares.................      125,572       (90,645)       8,137       24,467
                          ------------  ------------  -----------  -----------
INVESTOR B SHARES:
 Issued..................       13,006        21,436        3,411       16,938
 Reinvested..............        8,861         6,249        1,837        1,068
 Redeemed................       (7,327)      (21,821)      (6,601)      (6,957)
                          ------------  ------------  -----------  -----------
 Change in Investor B
  Shares.................       14,540         5,864       (1,353)      11,049
                          ------------  ------------  -----------  -----------
TRUST SHARES:
 Issued..................    1,402,041     2,220,381      611,058      687,342
 Reinvested..............    1,057,013       718,294       98,163       70,409
 Redeemed................   (2,258,251)   (1,691,027)    (364,482)    (510,626)
                          ------------  ------------  -----------  -----------
 Change in Trust Shares..      200,803     1,247,648      344,739      247,125
                          ------------  ------------  -----------  -----------
INSTITUTIONAL SHARES:
 Issued..................      263,752       517,342       65,758      171,752
 Reinvested..............      201,353       146,372       22,697       15,683
 Redeemed................     (472,563)     (620,536)     (68,987)    (123,206)
                          ------------  ------------  -----------  -----------
 Change in Institutional
  Shares.................       (7,458)       43,178       19,468       64,229
                          ------------  ------------  -----------  -----------
Total net increase
 (decrease) from share
 transactions............      333,457     1,206,045      370,991      346,870
                          ============  ============  ===========  ===========

                                   Continued

THE ARCH FUND, INC.

                                  MAY 31, 1998
                                  (UNAUDITED)

                                EQUITY INCOME               EQUITY INDEX
                                  PORTFOLIO                  PORTFOLIO
                          --------------------------  -------------------------
                           SIX MONTHS   FEBRUARY 27,  SIX MONTHS      MAY 1,
                             ENDED        1997 TO        ENDED       1997 TO
                            MAY 31,     NOVEMBER 30,    MAY 31,    NOVEMBER 30,
                              1998        1997 (A)       1998        1997 (A)
                          ------------  ------------  -----------  ------------
                          (UNAUDITED)                 (UNAUDITED)
CAPITAL TRANSACTIONS:
INVESTOR A SHARES:
 Proceeds from shares
  issued................. $    707,704  $    191,357  $   522,003  $   203,713
 Dividends reinvested....       12,983           556        1,788          113
 Cost of shares redeemed.      (19,006)      (35,756)    (241,352)      (3,426)
                          ------------  ------------  -----------  -----------
 Investor A capital
  transactions........... $    701,681  $    156,157  $   282,439  $   200,400
                          ------------  ------------  -----------  -----------
INVESTOR B SHARES:
 Proceeds from shares
  issued................. $     84,165  $    131,061  $        --  $        --
 Dividends reinvested....       10,740           216           --           --
 Cost of shares redeemed.           --        (2,752)          --           --
                          ------------  ------------  -----------  -----------
 Investor B capital
  transactions........... $     94,905  $    128,525  $        --  $        --
                          ------------  ------------  -----------  -----------
TRUST SHARES:
 Proceeds from shares
  issued................. $ 10,122,627  $125,128,668  $ 4,107,476  $26,727,245
 Dividends reinvested....      639,500        40,883      248,545      204,335
 Cost of shares redeemed.  (16,458,638)  (11,607,549)    (804,696)     (49,547)
                          ------------  ------------  -----------  -----------
 Trust capital
  transactions........... $ (5,696,511) $113,562,002  $ 3,551,325  $26,882,033
                          ------------  ------------  -----------  -----------
INSTITUTIONAL SHARES:
 Proceeds from shares
  issued................. $        792  $      1,000  $ 9,219,559  $     7,400
 Dividends reinvested....          250            17        7,975           21
 Cost of shares redeemed.           --            --     (712,168)          --
                          ------------  ------------  -----------  -----------
 Institutional capital
  transactions........... $      1,042  $      1,017  $ 8,515,366  $     7,421
                          ------------  ------------  -----------  -----------
 Total net increase
  (decrease) from capital
  transactions........... $ (4,898,883) $113,847,701  $12,349,130  $27,089,854
                          ============  ============  ===========  ===========
SHARE TRANSACTIONS:
INVESTOR A SHARES:
 Issued..................       71,175        18,368       39,995       17,532
 Reinvested..............        1,344            51          139           10
 Redeemed................       (1,994)       (3,415)     (17,547)        (294)
                          ------------  ------------  -----------  -----------
 Change in Investor A
  Shares.................       70,525        15,004       22,587       17,248
                          ------------  ------------  -----------  -----------
INVESTOR B SHARES:
 Issued..................        8,073        11,596           --           --
 Reinvested..............        1,116            19           --           --
 Redeemed................           --          (232)          --           --
                          ------------  ------------  -----------  -----------
 Change in Investor B
  Shares.................        9,189        11,383           --           --
                          ------------  ------------  -----------  -----------
TRUST SHARES:
 Issued..................    1,038,937    12,516,793      315,776    2,648,917
 Reinvested..............       66,344         3,805       19,598       18,011
 Redeemed................   (1,662,022)   (1,110,408)     (61,916)      (4,260)
                          ------------  ------------  -----------  -----------
 Change in Trust Shares..     (556,741)   11,410,190      273,458    2,662,668
                          ------------  ------------  -----------  -----------
INSTITUTIONAL SHARES:
 Issued..................           74           100      673,531          667
 Reinvested..............           26             2          578            2
 Redeemed................           --            --      (51,475)          --
                          ------------  ------------  -----------  -----------
 Change in Institutional
  Shares.................          100           102      622,634          669
                          ------------  ------------  -----------  -----------
 Total net increase
  (decrease) from share
  transactions...........     (476,927)   11,436,679      918,679    2,680,585
                          ============  ============  ===========  ===========

------
(a)  Period from commencement of operations.
                                   Continued

THE ARCH FUND, INC.

                                  MAY 31, 1998
                                  (UNAUDITED)

                               GROWTH EQUITY                 BALANCED
                                 PORTFOLIO                   PORTFOLIO
                         --------------------------  --------------------------
                          SIX MONTHS    OCTOBER 1,    SIX MONTHS       YEAR
                            ENDED        1997 TO        ENDED         ENDED
                           MAY 31,     NOVEMBER 30,    MAY 31,     NOVEMBER 30,
                             1998        1997 (A)        1998          1997
                         ------------  ------------  ------------  ------------
                         (UNAUDITED)                 (UNAUDITED)
CAPITAL TRANSACTIONS:
INVESTOR A SHARES:
 Proceeds from shares
  issued................ $    356,311  $    994,408  $  1,261,558  $  1,537,501
 Dividends reinvested...          670     8,110,971     1,201,810       806,963
 Cost of shares
  redeemed..............     (540,256)   (1,988,138)   (1,032,172)   (2,329,861)
 Cost of shares
  exchanged to Trust
  Class.................           --   (63,119,438)           --            --
                         ------------  ------------  ------------  ------------
 Investor A capital
  transactions.......... $   (183,275) $(56,002,197) $  1,431,196  $     14,603
                         ------------  ------------  ------------  ------------
INVESTOR B SHARES:
 Proceeds from shares
  issued................ $     83,506  $         10  $    219,908  $    194,146
 Dividends reinvested...           --            --        57,044        24,803
 Cost of shares
  redeemed..............         (362)           --       (80,622)      (51,667)
                         ------------  ------------  ------------  ------------
 Investor B capital
  transactions.......... $     83,144  $         10  $    196,330  $    167,282
                         ------------  ------------  ------------  ------------
TRUST SHARES:
 Proceeds from shares
  issued................ $ 28,075,362  $    142,980  $  2,511,484  $ 11,210,581
 Cost of shares
  exchanged from
  Investor A Class......           --    63,119,438            --            --
 Dividends reinvested...        3,491            --     6,307,423     4,843,545
 Cost of shares
  redeemed..............  (16,025,845)           --   (15,489,756)  (25,276,653)
                         ------------  ------------  ------------  ------------
 Trust capital
  transactions.......... $ 12,053,008  $ 63,262,418  $ (6,670,849) $ (9,222,527)
                         ------------  ------------  ------------  ------------
INSTITUTIONAL SHARES:
 Proceeds from shares
  issued................ $  6,206,632  $         10  $ 16,002,258  $ 13,196,103
 Dividends reinvested...        2,352            --     7,547,695     4,854,948
 Cost of shares
  redeemed..............     (359,282)           --    (9,494,431)  (14,889,355)
                         ------------  ------------  ------------  ------------
 Institutional capital
  transactions.......... $  5,849,702  $         10  $ 14,055,522  $  3,161,696
                         ------------  ------------  ------------  ------------
 Total net increase
  (decrease) from
  capital transactions.. $ 17,802,579  $  7,260,241  $  9,012,199  $  5,878,946
                         ============  ============  ============  ============
SHARE TRANSACTIONS:
INVESTOR A SHARES:
 Issued.................       19,253        53,783        99,687       126,661
 Reinvested.............           40       502,850       100,319        67,585
 Redeemed...............      (30,223)     (108,433)      (83,921)     (187,760)
 Exchanged to Trust
  Class.................           --    (3,913,170)           --            --
                         ------------  ------------  ------------  ------------
 Change in Investor A
  Shares................      (10,930)   (3,464,970)      116,085         6,486
                         ------------  ------------  ------------  ------------
INVESTOR B SHARES:
 Issued.................        4,461             1        17,594        15,906
 Reinvested.............           --            --         4,812         2,094
 Redeemed...............           --            --        (6,715)       (4,025)
                         ------------  ------------  ------------  ------------
 Change in Investor B
  Shares................        4,461             1        15,691        13,975
                         ------------  ------------  ------------  ------------
TRUST SHARES:
 Issued.................    1,648,844         8,833       202,055       881,762
 Exchanged from Investor
  A Class...............           --     3,913,170            --            --
 Reinvested.............          209            --       525,987       405,996
 Redeemed...............     (909,202)           --    (1,223,916)   (2,111,332)
                         ------------  ------------  ------------  ------------
 Change in Trust Shares.      739,851     3,922,003      (495,874)     (823,574)
                         ------------  ------------  ------------  ------------
INSTITUTIONAL SHARES:
 Issued.................      362,327             1     1,263,799     1,083,548
 Reinvested.............          141            --       632,143       407,674
 Redeemed...............      (20,092)           --      (773,946)   (1,193,788)
                         ------------  ------------  ------------  ------------
 Change in Institutional
  Shares................      342,376             1     1,121,996       297,434
                         ------------  ------------  ------------  ------------
 Total net increase
  (decrease) from share
  transactions..........    1,075,758       457,035       757,898      (317,919)
                         ============  ============  ============  ============

------
(a) Investor B, Trust and Institutional Shares commenced operations on November 24, 1997.
                                   Continued

THE ARCH FUND, INC.

                                  MAY 31, 1998
                                  (UNAUDITED)

                          GOVERNMENT & CORPORATE         U.S. GOVERNMENT
                              BOND PORTFOLIO           SECURITIES PORTFOLIO
                         --------------------------  -------------------------
                          SIX MONTHS       YEAR      SIX MONTHS       YEAR
                            ENDED         ENDED         ENDED        ENDED
                           MAY 31,     NOVEMBER 30,    MAY 31,    NOVEMBER 30,
                             1998          1997         1998          1997
                         ------------  ------------  -----------  ------------
                         (UNAUDITED)                 (UNAUDITED)
CAPITAL TRANSACTIONS:
INVESTOR A SHARES:
 Proceeds from shares
  issued................ $    429,385  $ 27,165,642  $   295,077  $    168,375
 Dividends reinvested...      100,129       209,221      116,059       283,177
 Cost of shares re-
  deemed................     (748,097)  (27,531,566)    (878,085)   (2,371,476)
                         ------------  ------------  -----------  ------------
 Investor A capital
  transactions.......... $   (218,583) $   (156,703) $  (466,949) $ (1,919,924)
                         ------------  ------------  -----------  ------------
INVESTOR B SHARES:
 Proceeds from shares
  issued................ $    135,421  $     83,288  $    75,964  $    135,748
 Dividends reinvested...       10,984        21,312        8,907        17,529
 Cost of shares re-
  deemed................     (119,122)      (74,060)     (54,744)      (46,020)
                         ------------  ------------  -----------  ------------
 Investor B capital
  transactions.......... $     27,283  $     30,540  $    30,127  $    107,257
                         ------------  ------------  -----------  ------------
TRUST SHARES:
 Proceeds from shares
  issued................ $ 17,300,108  $ 51,290,657  $24,501,406  $ 23,128,193
 Dividends reinvested...    2,065,855     4,152,833    1,000,637     2,017,395
 Cost of shares re-
  deemed................  (15,362,610)  (24,790,124)  (4,244,869)  (12,278,294)
                         ------------  ------------  -----------  ------------
 Trust capital transac-
  tions................. $  4,003,353  $ 30,653,366  $21,257,174  $ 12,867,294
                         ------------  ------------  -----------  ------------
INSTITUTIONAL SHARES:
 Proceeds from shares
  issued................ $  4,798,437  $  3,950,530  $   613,628  $  6,239,041
 Dividends reinvested...      497,323       864,537      181,851       271,123
 Cost of shares re-
  deemed................   (2,952,787)   (2,808,156)  (1,607,953)   (1,754,631)
                         ------------  ------------  -----------  ------------
 Institutional capital
  transactions.......... $  2,342,973  $  2,006,911  $  (812,474) $  4,755,533
                         ------------  ------------  -----------  ------------
 Total net increase
  (decrease) from
  capital transactions.. $  6,155,026  $ 32,534,114  $20,007,878  $ 15,810,160
                         ============  ============  ===========  ============
SHARE TRANSACTIONS:
INVESTOR A SHARES:
 Issued.................       41,180     2,622,237       27,714        15,979
 Reinvested.............        9,623        20,596       10,907        26,840
 Redeemed...............      (71,725)   (2,657,122)     (82,470)     (225,337)
                         ------------  ------------  -----------  ------------
 Change in Investor A
  Shares................      (20,922)      (14,289)     (43,849)     (182,518)
                         ------------  ------------  -----------  ------------
INVESTOR B SHARES:
 Issued.................       12,975         8,280        7,145        12,926
 Reinvested.............        1,054         2,096          838         1,663
 Redeemed...............      (11,396)       (7,198)      (5,147)       (4,364)
                         ------------  ------------  -----------  ------------
 Change in Investor B
  Shares................        2,633         3,178        2,836        10,225
                         ------------  ------------  -----------  ------------
TRUST SHARES:
 Issued.................    1,658,378     4,998,391    2,296,543     2,196,909
 Reinvested.............      198,191       408,777       94,045       191,147
 Redeemed...............   (1,472,544)   (2,438,301)    (398,788)   (1,166,692)
                         ------------  ------------  -----------  ------------
 Change in Trust Shares.      384,025     2,968,867    1,991,800     1,221,364
                         ------------  ------------  -----------  ------------
INSTITUTIONAL SHARES:
 Issued.................      460,393       388,441       57,792       599,173
 Reinvested.............       47,710        85,077       17,152        25,777
 Redeemed...............     (282,872)     (277,121)    (151,582)     (168,592)
                         ------------  ------------  -----------  ------------
 Change in Institutional
  Shares................      225,231       196,397      (76,638)      456,358
                         ------------  ------------  -----------  ------------
 Total net increase
  (decrease) from share
  transactions..........      590,967     3,154,153    1,874,149     1,505,429
                         ============  ============  ===========  ============

                                   Continued

THE ARCH FUND, INC.

                                  MAY 31, 1998
                                  (UNAUDITED)

                              SHORT-INTERMEDIATE             MISSOURI
                                  MUNICIPAL                 TAX-EXEMPT
                                  PORTFOLIO               BOND PORTFOLIO
                           ------------------------- -------------------------
                           SIX MONTHS       YEAR     SIX MONTHS       YEAR
                              ENDED        ENDED        ENDED        ENDED
                             MAY 31,    NOVEMBER 30,   MAY 31,    NOVEMBER 30,
                               1998         1997         1998         1997
                           -----------  ------------ -----------  ------------
                           (UNAUDITED)               (UNAUDITED)
CAPITAL TRANSACTIONS:
INVESTOR A SHARES:
 Proceeds from shares is-
  sued.................... $    60,837   $  205,699  $ 6,638,404  $ 1,499,109
 Dividends reinvested.....         603        1,147      335,410      789,615
 Cost of shares redeemed..     (76,439)    (240,296)  (7,289,080)  (4,057,694)
                           -----------   ----------  -----------  -----------
 Investor A capital trans-
  actions................. $   (14,999)  $  (33,450) $  (315,266) $(1,768,970)
                           -----------   ----------  -----------  -----------
INVESTOR B SHARES:
 Proceeds from shares is-
  sued.................... $        --   $       --  $   621,770  $   789,463
 Dividends reinvested.....          --           --       17,450       20,926
 Cost of shares redeemed..          --           --       (4,919)    (111,171)
                           -----------   ----------  -----------  -----------
 Investor B capital trans-
  actions................. $        --   $       --  $   634,301  $   699,218
                           -----------   ----------  -----------  -----------
TRUST SHARES:
 Proceeds from shares is-
  sued.................... $13,853,626   $5,241,935  $13,046,098  $23,929,592
 Dividends reinvested.....      20,884       43,196      151,242      330,429
 Cost of shares redeemed..  (3,095,628)  (4,369,507)  (9,348,958)  (5,967,692)
                           -----------   ----------  -----------  -----------
 Trust capital transac-
  tions................... $10,778,882   $  915,624  $ 3,848,382  $18,292,329
                           -----------   ----------  -----------  -----------
 Total net increase
  (decrease) from capital
  transactions............ $10,763,883   $  882,174  $ 4,167,417  $17,212,577
                           ===========   ==========  ===========  ===========
SHARE TRANSACTIONS:
INVESTOR A SHARES:
 Issued...................       5,970       20,507      552,303      128,988
 Reinvested...............          59          114       28,094       67,767
 Redeemed.................      (7,537)     (24,107)    (607,079)    (349,719)
                           -----------   ----------  -----------  -----------
 Change in Investor A
  Shares..................      (1,508)      (3,486)     (26,682)    (152,964)
                           -----------   ----------  -----------  -----------
INVESTOR B SHARES:
 Issued...................          --           --       52,031       67,907
 Reinvested...............          --           --        1,464        1,790
 Redeemed.................          --           --         (412)      (9,625)
                           -----------   ----------  -----------  -----------
 Change in Investor B
  Shares..................          --           --       53,083       60,072
                           -----------   ----------  -----------  -----------
TRUST SHARES:
 Issued...................   1,364,684      521,384    1,092,130    2,053,156
 Reinvested...............       2,061        4,303       12,666       28,328
 Redeemed.................    (305,260)    (436,228)    (778,856)    (510,882)
                           -----------   ----------  -----------  -----------
 Change in Trust Shares...   1,061,485       89,459      325,940    1,570,602
                           -----------   ----------  -----------  -----------
 Total net increase
  (decrease) from share
  transactions............   1,059,977       85,973      352,341    1,477,710
                           ===========   ==========  ===========  ===========

                                   Continued

THE ARCH FUND, INC.

                                  MAY 31, 1998
                                  (UNAUDITED)

                                 NATIONAL                  INTERMEDIATE
                                 MUNICIPAL                  CORPORATE
                              BOND PORTFOLIO              BOND PORTFOLIO
                         --------------------------  -------------------------
                          SIX MONTHS       YEAR      SIX MONTHS   FEBRUARY 10,
                            ENDED         ENDED         ENDED       1997 TO
                           MAY 31,     NOVEMBER 30,    MAY 31,    NOVEMBER 30,
                             1998          1997          1998       1997 (A)
                         ------------  ------------  -----------  ------------
                         (UNAUDITED)                 (UNAUDITED)
CAPITAL TRANSACTIONS:
INVESTOR A SHARES:
 Proceeds from shares
  issued................ $    920,418  $ 13,770,069  $       206  $   270,045
 Dividends reinvested...       13,801         3,680        4,305        2,019
 Cost of shares re-
  deemed................     (478,908)  (13,076,003)     (30,000)          --
                         ------------  ------------  -----------  -----------
 Investor A capital
  transactions.......... $    455,311  $    697,746  $   (25,489) $   272,064
                         ------------  ------------  -----------  -----------
INVESTOR B SHARES:
 Proceeds from shares
  issued................ $     37,450  $    411,518  $        --  $        --
 Dividends reinvested...       21,411         1,479           --           --
 Cost of shares re-
  deemed................      (87,475)       (6,295)          --           --
                         ------------  ------------  -----------  -----------
 Investor B capital
  transactions.......... $    (28,614) $    406,702  $        --  $        --
                         ------------  ------------  -----------  -----------
TRUST SHARES:
 Proceeds from shares
  issued................ $ 26,313,549  $ 60,718,167  $11,370,046  $47,591,097
 Dividends reinvested...       38,454        10,473      106,114       96,442
 Cost of shares re-
  deemed................  (17,544,990)  (12,338,741)  (2,286,528)  (3,610,853)
                         ------------  ------------  -----------  -----------
 Trust capital transac-
  tions................. $  8,807,013  $ 48,389,899  $ 9,189,632  $44,076,686
                         ------------  ------------  -----------  -----------
INSTITUTIONAL SHARES:
 Proceeds from shares
  issued................ $         --  $         --  $ 1,037,580  $    26,700
 Dividends reinvested...           --            --        1,220          354
 Cost of shares re-
  deemed................           --            --           --           --
                         ------------  ------------  -----------  -----------
 Institutional capital
  transactions.......... $         --  $         --  $ 1,038,800  $    27,054
                         ------------  ------------  -----------  -----------
 Total net increase
  (decrease) from
  capital transactions.. $  9,233,710  $ 49,494,347  $10,202,943  $44,375,804
                         ============  ============  ===========  ===========
SHARE TRANSACTIONS:
INVESTOR A SHARES:
 Issued.................       91,135     1,349,188           20       27,183
 Reinvested.............        1,382           366          429          201
 Redeemed...............      (47,213)   (1,279,833)      (2,956)         --
                         ------------  ------------  -----------  -----------
 Change in Investor A
  Shares................       45,304        69,721       (2,507)      27,384
                         ------------  ------------  -----------  -----------
INVESTOR B SHARES:
 Issued.................        3,673        40,048           --           --
 Reinvested.............        2,137           144           --           --
 Redeemed...............       (8,630)         (617)          --           --
                         ------------  ------------  -----------  -----------
 Change in Investor B
  Shares................       (2,820)       39,575           --           --
                         ------------  ------------  -----------  -----------
TRUST SHARES:
 Issued.................    2,616,916     6,018,490    1,131,516    4,752,205
 Reinvested.............        3,844         1,035       10,571        9,712
 Redeemed...............   (1,741,323)   (1,229,913)    (227,120)    (363,897)
                         ------------  ------------  -----------  -----------
 Change in Trust Shares.      879,437     4,789,612      914,967    4,398,020
                         ------------  ------------  -----------  -----------
INSTITUTIONAL SHARES:
 Issued.................           --            --      103,447        2,678
 Reinvested.............           --            --          122           35
 Redeemed...............           --            --           --           --
                         ------------  ------------  -----------  -----------
 Change in Institutional
  Shares................           --            --      103,569        2,713
                         ------------  ------------  -----------  -----------
 Total net increase
  (decrease) from
  capital transactions..      921,921     4,898,908    1,016,029    4,428,117
                         ============  ============  ===========  ===========

------
(a) Period from commencement of operations.
                                   Continued

THE ARCH FUND, INC.

                                  MAY 31, 1998
                                  (UNAUDITED)


                                                            BOND INDEX
                                                             PORTFOLIO
                                                     --------------------------
                                                      SIX MONTHS   FEBRUARY 10,
                                                        ENDED        1997 TO
                                                       MAY 31,     NOVEMBER 30,
                                                         1998        1997 (A)
                                                     ------------  ------------
                                                     (UNAUDITED)
CAPITAL TRANSACTIONS:
INVESTOR A SHARES:
 Proceeds from shares issued.......................  $    119,459  $    249,869
 Dividends reinvested..............................           213           878
 Cost of shares redeemed...........................       (13,976)     (198,047)
                                                     ------------  ------------
 Investor A capital transactions...................  $    105,696  $     52,700
                                                     ------------  ------------
TRUST SHARES:
 Proceeds from shares issued.......................  $ 23,254,263  $141,965,580
 Dividends reinvested..............................        76,592        64,546
 Cost of shares redeemed...........................   (12,015,067)   (5,562,846)
                                                     ------------  ------------
 Trust capital transactions........................  $ 11,315,788  $136,467,280
                                                     ------------  ------------
INSTITUTIONAL SHARES:
 Proceeds from shares issued.......................  $  6,093,737  $     36,865
 Dividends reinvested..............................        42,478           454
 Cost of shares redeemed...........................      (524,450)      (10,305)
                                                     ------------  ------------
 Institutional capital transactions................  $  5,611,765  $     27,014
                                                     ------------  ------------
 Total net increase (decrease) from capital
  transactions.....................................  $ 17,033,249  $136,546,994
                                                     ============  ============
SHARE TRANSACTIONS:
INVESTOR A SHARES:
 Issued............................................        11,772        25,427
 Reinvested........................................            21            89
 Redeemed..........................................        (1,372)      (20,139)
                                                     ------------  ------------
 Change in Investor A Shares.......................        10,421         5,377
                                                     ------------  ------------
TRUST SHARES:
 Issued............................................     2,282,453    14,163,934
 Reinvested........................................         7,532         6,471
 Redeemed..........................................    (1,174,003)     (556,016)
                                                     ------------  ------------
 Change in Trust Shares............................     1,115,982    13,614,389
                                                     ------------  ------------
INSTITUTIONAL SHARES:
 Issued............................................       597,792         3,679
 Reinvested........................................         4,177            45
 Redeemed..........................................       (51,616)       (1,021)
                                                     ------------  ------------
 Change in Institutional Shares....................       550,353         2,703
                                                     ------------  ------------
 Total net increase (decrease) from share
  transactions.....................................     1,676,756    13,622,469
                                                     ============  ============

------
(a) Period from commencement of operations.

                                   Continued

THE ARCH FUND, INC.

                                 MAY 31, 1998
                                  (UNAUDITED)


5. PURCHASES AND SALES OF INVESTMENT SECURITIES

  Purchases and sales of securities (excluding short-term securities) during the period ended May 31, 1998 were as follows (amounts in thousands):

                                                             PURCHASES   SALES
                                                             --------- ---------
   Growth & Income Equity................................... $206,316  $ 246,800
   Small Cap Equity.........................................  104,789    123,685
   International Equity.....................................   33,647     27,828
   Equity Income............................................   45,619     76,083
   Equity Index.............................................   16,368      4,185
   Growth Equity............................................   34,746     31,279
   Balanced.................................................   30,835     32,840
   Government & Corporate Bond..............................   82,206     61,908
   U.S. Government Securities...............................   45,437     25,030
   Short-Intermediate Municipal.............................   11,214      5,237
   Missouri Tax-Exempt Bond.................................    9,153      5,368
   National Municipal Bond..................................   54,470     71,001
   Intermediate Corporate Bond..............................   10,074      2,104
   Bond Index...............................................   47,004     30,562

6. RELATED PARTY TRANSACTIONS

  Investment advisory services are provided to the Fund by Mississippi Valley Advisors Inc. ("MVA"), a wholly-owned subsidiary of Mercantile Bank National Association ("Mercantile"), which in turn is a wholly-owned subsidiary of Mercantile Bancorporation Inc. Under the terms of the investment advisory agreement, MVA is entitled to receive fees from each Portfolio based on a percentage of the average daily net assets of that Portfolio. Mercantile also serves as custodian for the Fund. Under the terms of the custodian agreement, Mercantile receives fees computed at .03% (.0125% for the Money Market, Treasury Money Market and Tax-Exempt Money Market Portfolios) of the average daily net assets of each Portfolio.

  BISYS Fund Services Limited Partnership d/b/a BISYS Fund Services ("BISYS") is an Ohio limited partnership. BISYS Fund Services Ohio, Inc. (the "Company") and BISYS are subsidiaries of The BISYS Group, Inc.

  The Company, with whom certain officers of the Fund are affiliated, serves the Fund as administrator. Such officers are paid no fees directly by the Portfolios for serving as officers of the Fund. Under the terms of the administration agreement, the Company receives fees computed at 0.20% (0.10% for the Tax-Exempt Money Market Portfolio) of the average daily net assets of each Portfolio. The Company also serves as transfer agent to the Fund. BISYS serves as the Fund's distributor and is entitled to receive commissions on sales of Investor A Shares and Investor B Shares of the variable net asset value portfolios. For the period ended May 31, 1998, BISYS received approximately $227,539 from commissions earned on sales of Investor A Shares and $127,115 from commissions earned on redemptions of Investor B Shares. BISYS re-allowed $320,176 to dealers of the Fund's shares.

  With respect to Investor A Shares of the Portfolios, the Fund has adopted a Distribution and Services Plan (the "Plan") pursuant to Rule 12b-1 under the 1940 Act. Under the Plan, each Portfolio may pay (i) up to 0.10% of the average daily net assets of each Portfolio's outstanding Investor A Shares to BISYS or another organization for distribution services performed and expenses assumed relating to the Portfolio's Investor A shares and (ii) up to 0.20% (0.15% for the money market portfolios) of the average daily net assets of each

                                   Continued

THE ARCH FUND, INC.

                                 MAY 31, 1998
                                  (UNAUDITED)


  Portfolio's outstanding Investor A Shares to broker-dealers and other organizations for shareholder administrative services provided pursuant to servicing agreements under the Plan.

  Similarly, with respect to Investor B and S Shares, the Fund has adopted separate Distribution and Services Plans (each a "Plan") pursuant to Rule 12b-1 under the 1940 Act. Under the Plans, a Portfolio may pay (i) up to 0.75% of the average daily net assets of the Portfolio's outstanding Investor B or S Shares to BISYS or another organization for distribution services performed and expenses assumed relating to the Portfolio's Investor B or S Shares and (ii) up to 0.25% of the average daily net assets of the Portfolio's Investor B or S Shares to broker-dealers and other organizations for shareholder administrative services provided pursuant to servicing agreements under the Plans.

  With respect to Trust and Institutional Shares of the Portfolios, the Fund has adopted separate Administrative Services Plans pursuant to which a Portfolio may pay banks and other financial institutions, which have agreed to provide certain shareholder administrative services for their clients or account holders, servicing fees of up to 0.30% (0.25% for the money market portfolios) of the average daily net assets of the Portfolio's Trust or Institutional Shares, respectively.

                                   Continued

THE ARCH FUND, INC.

                                 MAY 31, 1998
                                  (UNAUDITED)



  Fees may be voluntarily reduced to assist the Portfolios in maintaining competitive expense ratios.

  Information regarding these transactions is as follows for the period ended May 31, 1998:

                                                                             ADMINISTRATIVE
                                                                                SERVICES
                              INVESTMENT ADVISORY  ADMINISTRATION CUSTODIAN  FEES -- TRUST
                                     FEES               FEES         FEES        SHARES
                             --------------------- -------------- ---------- --------------
                               ANNUAL
                             FEE BEFORE
                             VOLUNTARY  VOLUNTARY    VOLUNTARY    VOLUNTARY    VOLUNTARY       FUND    TRANSFER
                                FEE        FEE          FEE          FEE          FEE       ACCOUNTING  AGENT
                             REDUCTIONS REDUCTIONS   REDUCTIONS   REDUCTIONS   REDUCTIONS      FEES      FEES
                             ---------- ---------- -------------- ---------- -------------- ---------- --------
   Money Market Portfolio..    0.40%     $318,799     $637,575          --      $707,690      $2,098   $118,019
   Treasury Money Market
    Portfolio..............    0.40%       63,491      126,978          --       207,168         546     33,596
   Tax-Exempt Money Market
    Portfolio..............    0.40%       43,043           --          --       157,949         782     20,745
   Growth & Income Equity
    Portfolio..............    0.55%           --      238,800          --       481,820       2,184     84,459
   Small Cap Equity
    Portfolio..............    0.75%           --      133,377          --       323,909       3,094     43,257
   International Equity
    Portfolio..............    1.00%           --       36,386      30,025        92,372         970     10,738
   Equity Income
    Portfolio..............    0.75%      280,159       73,861      11,206       170,044       1,377     16,326
   Equity Index Portfolio..    0.30%       35,308       19,769       3,531        54,060      13,185      4,518
   Growth Equity
    Portfolio..............    0.75%           --       47,770          --        45,109       1,825      6,458
   Balanced Portfolio......    0.75%           --       63,508          --        77,096      11,135     18,200
   Government & Corporate
    Bond Portfolio.........    0.45%           --      100,555          --       265,788      11,948     28,645
   U.S. Government
    Securities Portfolio...    0.45%           --       48,778          --       127,960       8,918     13,650
   Short-Intermediate
    Municipal Portfolio....    0.55%       62,424       18,102          --        54,272       4,722      4,172
   Missouri Tax-Exempt Bond
    Portfolio..............    0.45%           --       50,914          --       112,650       7,098     16,744
   National Municipal Bond
    Portfolio..............    0.55%      663,265      235,865      36,178       542,756       6,734     63,700
   Intermediate Corporate
    Bond Portfolio.........    0.55%       91,356       32,981       4,983        75,902       5,892         39
   Bond Index Portfolio....    0.30%      142,710       73,149      14,270       215,803      13,250     24,273

  Additionally, the distributor voluntarily reduced distribution and services fees for the Investor A Shares in the amount of $5 for the Short-Intermediate Municipal Portfolio, $12,508 for the Missouri Tax-Exempt Bond Portfolio and $488 for the National Municipal Bond Portfolio. The distributor also voluntarily reduced administrative services fees for the Institutional Shares in the amounts of $1, $633, $28 and $807, for the Equity Income Portfolio, the Equity Index Portfolio, the Intermediate Corporate Bond Portfolio and Bond Index Portfolio, respectively.

                                   Continued

THE ARCH FUND, INC.

                                 MAY 31, 1998
                                  (UNAUDITED)



7. CONCENTRATION OF CREDIT RISK

  The Missouri Tax-Exempt Bond Portfolio invests a substantial proportion of its assets in debt obligations issued by the State of Missouri and its political subdivisions, agencies and public authorities. The Portfolio is more susceptible to factors adversely affecting issuers of Missouri municipal securities than a fund that is not concentrated in these issuers to the same extent.

  The Tax-Exempt Money Market Portfolio, Short-Intermediate Municipal Portfolio, Missouri Tax-Exempt Bond Portfolio and National Municipal Bond Portfolio had the following concentrations by industry sector at May 31, 1998 (as a percentage of total investments):

                                                  SHORT-     MISSOURI  NATIONAL
                                   TAX-EXEMPT  INTERMEDIATE TAX-EXEMPT MUNICIPAL
                                  MONEY MARKET  MUNICIPAL      BOND      BOND
                                   PORTFOLIO    PORTFOLIO   PORTFOLIO  PORTFOLIO
                                  ------------ ------------ ---------- ---------
   Airport.......................      5.65%          --          --        --
   Bond Bank.....................        --         2.67%         --        --
   Commercial Paper..............     11.99%          --          --        --
   Development...................      4.75%          --        0.69%       --
   Education.....................      2.92%        1.25%       5.49%     2.30%
   Facilities....................        --         6.08%       8.26%     2.10%
   General Obligation............     19.42%       30.46%      16.85%    47.39%
   Higher Education..............      5.52%        4.91%      10.48%     4.01%
   Medical.......................     12.06%        2.40%      19.84%     5.59%
   Multifamily Housing...........        --           --        2.33%       --
   Mutual Funds..................      1.03%        1.03%       4.13%     1.27%
   Nursing Homes.................        --           --        0.86%       --
   Pollution.....................     30.58%        7.56%       5.46%     2.93%
   Power.........................        --         2.74%       1.99%     4.39%
   School District...............      4.58%       21.09%      14.84%    10.06%
   Single Family Housing.........        --           --        1.00%     0.29%
   Student Loan..................        --           --        1.00%       --
   Transportation................      1.50%        9.66%         --      7.28%
   Utilities.....................        --         4.66%       2.05%     9.73%
   Water.........................        --         5.49%       4.73%     2.66%
                                     ------       ------      ------    ------
                                     100.00%      100.00%     100.00%   100.00%
                                     ======       ======      ======    ======

                                   Continued

THE ARCH FUND, INC.

                                 MAY 31, 1998
                                  (UNAUDITED)


8. CONVERSION OF COMMON TRUST FUNDS

  On December 8, 1997 the Growth Equity Portfolio issued Trust shares to acquire all of the assets and liabilities of certain common trust funds of Mercantile Bank National Association and its affiliates. On December 15, 1997 the Government & Corporate Bond and the Intermediate Corporate Bond Portfolios issued Trust shares to acquire all of the assets and liabilities of certain common trust funds of Mercantile Bank National Association and its affiliates. The following is a summary of shares issued, net assets converted, and net asset values per share, and unrealized appreciation as of the conversion date (amounts in thousands except per share amounts):

                                                         NET ASSET  UNREALIZED
                                       SHARES NET ASSETS   VALUE   APPRECIATION
                                       ------ ---------- --------- ------------
   Growth Equity Portfolio............ 1,469   $24,903    $16.95     $13,748
   Government & Corporate Bond
    Portfolio.........................   521   $ 5,425    $10.42     $    41
   Intermediate Corporate Bond........   474   $ 4,767    $10.05     $    65

9. RESULTS OF SHAREHOLDER MEETING

  On January 30, 1998, a reconvened Annual Meeting of Shareholders of the Fund was held to consider various proposals. The shareholders approved each of the following proposals (with actual vote tabulations):

  With respect to all of the Portfolios:

  1. To elect the following Board of Directors:

   DIRECTOR                                        VOTES IN FAVOR VOTES WITHHELD
   --------                                        -------------- --------------
   Jerry V. Wookham...............................  893,201,822      534,577
   Robert M. Cox, Jr. ............................  893,185,888      594,546
   Joseph J. Hunt.................................  893,134,321      602,078
   James C. Jacobsen..............................  893,197,536      538,863
   Ronald D. Winney...............................  890,193,978      578,421
   Donald E. Brandt...............................  893,136,846      599,552
   Patrick J. Moore...............................  893,038,230      698,169

  2. To select KPMG Peat Marwick LLP as independent accountants for the year ending November 30, 1998.

   SHARES VOTED        VOTES IN FAVOR           VOTES AGAINST           VOTES ABSTAINED
   ------------        --------------           -------------           ---------------
   895,573,553          889,400,247                914,762                 4,327,382

  With respect to the Money Market and Treasury Money Market Portfolios only:

  3. To approve or disapprove a change in the Portfolios' fundamental investment limitations to permit securities lending.

   FUND NAME                SHARES VOTED VOTES IN FAVOR VOTES AGAINST VOTES ABSTAINED
   ---------                ------------ -------------- ------------- ---------------
   Money Market Portfolio.. 576,618,891   456,138,140     3,813,231      3,533,200
   Treasury Money Market
    Portfolio..............  63,710,217    60,543,710     1,459,321          6,852

THE ARCH FUND, INC.
MONEY MARKET PORTFOLIO
INVESTOR A SHARES

                              FINANCIAL HIGHLIGHTS

                           SIX MONTHS                   YEARS ENDED NOVEMBER 30,
                             ENDED        --------------------------------------------------------
                          MAY 31, 1998       1997        1996        1995      1994 (a)     1993
                          ------------    ----------  ----------  ----------  ----------  --------
                           INVESTOR A     INVESTOR A  INVESTOR A  INVESTOR A  INVESTOR A  INVESTOR
                             SHARES         SHARES      SHARES      SHARES      SHARES     SHARES
                          ------------    ----------  ----------  ----------  ----------  --------
NET ASSET VALUE,
 BEGINNING OF PERIOD....    $   1.00       $   1.00    $  1.00     $  1.00     $  1.00    $  1.00
                            --------       --------    -------     -------     -------    -------
Investment Activities
 Net investment income..       0.025          0.048      0.047       0.052       0.033      0.025
                            --------       --------    -------     -------     -------    -------
  Total from Investment
   Activities...........       0.025          0.048      0.047       0.052       0.033      0.025
                            --------       --------    -------     -------     -------    -------
Distributions
 Net investment income..      (0.025)        (0.048)    (0.047)     (0.052)     (0.033)    (0.025)
                            --------       --------    -------     -------     -------    -------
  Total Distributions...      (0.025)        (0.048)    (0.047)     (0.052)     (0.033)    (0.025)
                            --------       --------    -------     -------     -------    -------
NET ASSET VALUE, END OF
 PERIOD.................    $   1.00       $   1.00    $  1.00     $  1.00     $  1.00    $  1.00
                            ========       ========    =======     =======     =======    =======
Total Return............        2.48 %(b)      4.93 %     4.81 %      5.33 %      3.37 %     2.52 %
RATIOS/SUPPLEMENTARY
 DATA:
 Net Assets at end of
  period (000)..........    $159,531       $164,777    $91,166     $64,865     $48,384    $46,920
 Ratio of expenses to
  average net assets....        0.77 %(c)      0.77 %     0.78 %      0.77 %      0.78 %     0.79 %
 Ratio of net investment
  income to average net
  assets................        4.93 %(c)      4.84 %     4.70 %      5.20 %      3.35 %     2.50 %
 Ratio of expenses to
  average net
  assets*...............        0.92 %(c)      0.92 %     0.93 %      0.92 %      0.93 %     0.93 %
 Ratio of net investment
  income to average net
  assets*...............        4.78 %(c)      4.69 %     4.55 %      5.05 %      3.20 %     2.36 %

------
* During the period, certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated.
(a) On September 27, 1994, the Portfolio redesignated the Investor Shares as "Investor A" Shares.
(b) Not annualized.
(c) Annualized.

                       See notes to financial statements

THE ARCH FUND, INC.
MONEY MARKET PORTFOLIO
INVESTOR B SHARES

                              FINANCIAL HIGHLIGHTS

                           SIX MONTHS                         JANUARY 26, 1996
                             ENDED           YEAR ENDED              TO
                          MAY 31, 1998    NOVEMBER 30, 1997 NOVEMBER 30, 1996 (a)
                          ------------    ----------------- ---------------------
                           INVESTOR B        INVESTOR B          INVESTOR B
                             SHARES            SHARES              SHARES
                          ------------    ----------------- ---------------------
NET ASSET VALUE,
 BEGINNING OF PERIOD....    $  1.00            $  1.00             $  1.00
                            -------            -------             -------
Investment Activities
 Net investment income..      0.021              0.041               0.033
                            -------            -------             -------
  Total from Investment
   Activities...........      0.021              0.041               0.033
                            -------            -------             -------
Distributions
 Net investment income..     (0.021)            (0.041)             (0.033)
                            -------            -------             -------
  Total Distributions...     (0.021)            (0.041)             (0.033)
                            -------            -------             -------
NET ASSET VALUE, END OF
 PERIOD.................    $  1.00            $  1.00             $  1.00
                            =======            =======             =======
Total Return (excludes
 sales charge)..........       2.10 %(b)          4.15 %              3.35 %(b)
RATIOS/SUPPLEMENTARY
 DATA:
 Net Assets at end of
  period (000)..........    $    70            $    73             $    41
 Ratio of expenses to
  average net assets....       1.52 %(c)          1.52 %              1.47 %(c)
 Ratio of net investment
  income to average net
  assets................       4.18 %(c)          4.10 %              3.73 %(c)
 Ratio of expenses to
  average net assets*...       1.67 %(c)          1.67 %              1.68 %(c)
 Ratio of net investment
  income to average net
  assets*...............       4.03 %(c)          3.95 %              3.52 %(c)

------
* During the period, certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated.
(a) Period from commencement of operations.
(b) Not annualized.
(c) Annualized.

                       See notes to financial statements

THE ARCH FUND, INC.
MONEY MARKET PORTFOLIO
TRUST SHARES

                              FINANCIAL HIGHLIGHTS

                           SIX MONTH                  YEARS ENDED NOVEMBER 30,
                             ENDED         ------------------------------------------------------
                          MAY 31, 1998        1997        1996       1995       1994       1993
                          ------------     ----------   --------   --------   --------   --------
                             TRUST           TRUST       TRUST      TRUST      TRUST      TRUST
                             SHARES          SHARES      SHARES     SHARES     SHARES     SHARES
                          ------------     ----------   --------   --------   --------   --------
NET ASSET VALUE,
 BEGINNING OF PERIOD....   $     1.00      $     1.00   $   1.00   $   1.00   $   1.00   $   1.00
                           ----------      ----------   --------   --------   --------   --------
Investment Activities
 Net investment income..        0.025           0.050      0.049      0.054      0.035      0.026
                           ----------      ----------   --------   --------   --------   --------
  Total from Investment
   Activities...........        0.025           0.050      0.049      0.054      0.035      0.026
                           ----------      ----------   --------   --------   --------   --------
Distributions
 Net investment income..       (0.025)         (0.050)    (0.049)    (0.054)    (0.035)    (0.026)
                           ----------      ----------   --------   --------   --------   --------
  Total Distributions...       (0.025)         (0.050)    (0.049)    (0.054)    (0.035)    (0.026)
                           ----------      ----------   --------   --------   --------   --------
NET ASSET VALUE, END OF
 PERIOD.................   $     1.00      $     1.00   $   1.00   $   1.00   $   1.00   $   1.00
                           ==========      ==========   ========   ========   ========   ========
Total Return............         2.55 %(a)       5.06 %     4.99 %     5.52 %     3.55 %     2.72 %
RATIOS/SUPPLEMENTARY
 DATA:
 Net Assets at end of
  period (000)..........   $1,063,211      $1,042,151   $717,265   $698,131   $544,952   $621,717
 Ratio of expenses to
  average net assets....         0.64 %(b)       0.64 %     0.61 %     0.59 %     0.61 %     0.59 %
 Ratio of net investment
  income to average net
  assets................         5.06 %(b)       4.96 %     4.88 %     5.38 %     3.45 %     2.70 %
 Ratio of expenses to
  average net assets*...         0.92 %(b)       0.92 %     0.76 %     0.74 %     0.93 %     0.80 %
 Ratio of net investment
  income to average net
  assets*...............         4.78 %(b)       4.68 %     4.73 %     5.23 %     3.13 %     2.49 %

------
* During the period, certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated.
(a) Not annualized.
(b) Annualized.

                       See notes to financial statements

THE ARCH FUND, INC.
MONEY MARKET PORTFOLIO
INSTITUTIONAL SHARES

                             FINANCIAL HIGHLIGHTS

                           SIX MONTHS                         YEARS ENDED NOVEMBER 30,
                              ENDED       ----------------------------------------------------------------
                           MAY 31 1998        1997          1996          1995        1994 (a)      1993
                          -------------   ------------- ------------- ------------- ------------- --------
                          INSTITUTIONAL   INSTITUTIONAL INSTITUTIONAL INSTITUTIONAL INSTITUTIONAL INVESTOR
                             SHARES          SHARES        SHARES        SHARES        SHARES      SHARES
                          -------------   ------------- ------------- ------------- ------------- --------
NET ASSET VALUE,
 BEGINNING OF PERIOD....     $  1.00         $  1.00       $  1.00       $  1.00       $  1.00    $  1.00
                             -------         -------       -------       -------       -------    -------
Investment Activities
 Net investment income..       0.025           0.048         0.047         0.052         0.033      0.025
                             -------         -------       -------       -------       -------    -------
  Total from Investment
   Activities...........       0.025           0.048         0.047         0.052         0.033      0.025
                             -------         -------       -------       -------       -------    -------
Distributions
 Net investment income..      (0.025)         (0.048)       (0.047)       (0.052)       (0.033)    (0.025)
                             -------         -------       -------       -------       -------    -------
  Total Distributions...      (0.025)         (0.048)       (0.047)       (0.052)       (0.033)    (0.025)
                             -------         -------       -------       -------       -------    -------
NET ASSET VALUE, END OF
 PERIOD.................     $  1.00         $  1.00       $  1.00       $  1.00       $  1.00    $  1.00
                             =======         =======       =======       =======       =======    =======
Total Return............        2.48 %(b)       4.93 %        4.81 %        5.33 %        3.34 %     2.52 %
RATIOS/SUPPLEMENTARY
 DATA:
 Net Assets at end of
  period (000)..........     $24,761         $22,022       $15,921       $13,340       $10,295    $46,920
 Ratio of expenses to
  average net assets....        0.77 %(c)       0.77 %        0.78 %        0.77 %        0.78 %     0.79 %
 Ratio of net investment
  income to average net
  assets................        4.93 %(c)       4.83 %        4.70 %        5.20 %        3.48 %     2.50 %
 Ratio of expenses to
  average net assets*...        0.92 %(c)       0.92 %        0.93 %        0.92 %        0.95 %     0.93 %
 Ratio of net investment
  income to average net
  assets* ..............        4.78 %(c)       4.68 %        4.55 %        5.05 %        3.31 %     2.36 %

------
* During the period, certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated.
(a) On January 3, 1994, the Portfolio issued a new series of shares which were designated as "Institutional" Shares. The financial highlights presented for the periods prior to January 3, 1994 represent financial highlights applicable to the Investor Shares.
(b) Not annualized.
(c) Annualized.

                       See notes to financial statements

THE ARCH FUND, INC.
TREASURY MONEY MARKET PORTFOLIO
INVESTOR A SHARES

                              FINANCIAL HIGHLIGHTS

                           SIX MONTHS                   YEARS ENDED NOVEMBER 30,
                             ENDED        --------------------------------------------------------
                          MAY 31, 1998       1997        1996        1995      1994 (a)     1993
                          ------------    ----------  ----------  ----------  ----------  --------
                           INVESTOR A     INVESTOR A  INVESTOR A  INVESTOR A  INVESTOR A  INVESTOR
                             SHARES         SHARES      SHARES      SHARES      SHARES     SHARES
                          ------------    ----------  ----------  ----------  ----------  --------
NET ASSET VALUE,
 BEGINNING OF PERIOD....    $  1.00        $  1.00     $  1.00     $  1.00     $  1.00    $  1.00
                            -------        -------     -------     -------     -------    -------
Investment Activities
 Net investment income..      0.022          0.044       0.044       0.048       0.031      0.024
                            -------        -------     -------     -------     -------    -------
  Total from Investment
   Activities...........      0.022          0.044       0.044       0.048       0.031      0.024
                            -------        -------     -------     -------     -------    -------
Distributions
 Net investment income..     (0.022)        (0.044)     (0.044)     (0.048)     (0.031)    (0.024)
                            -------        -------     -------     -------     -------    -------
  Total Distributions...     (0.022)        (0.044)     (0.044)     (0.048)     (0.031)    (0.024)
                            -------        -------     -------     -------     -------    -------
NET ASSET VALUE, END OF
 PERIOD.................    $  1.00        $  1.00     $  1.00     $  1.00     $  1.00    $  1.00
                            =======        =======     =======     =======     =======    =======
Total Return............       2.24 %(b)      4.53 %      4.46 %      4.93 %      3.16 %     2.43 %
RATIOS/SUPPLEMENTARY
 DATA:
 Net Assets at end of
  period (000)..........    $17,433        $ 8,409     $ 7,667     $ 2,776     $ 1,713    $ 1,411
 Ratio of expenses to
  average net assets....       0.81 %(c)      0.77 %      0.81 %      0.78 %      0.71 %     0.64 %
 Ratio of net investment
  income to average net
  assets................       4.42 %(c)      4.43 %      4.35 %      4.84 %      3.14 %     2.41 %
 Ratio of expenses to
  average net assets*...       0.96 %(c)      0.92 %      0.96 %      0.93 %      0.94 %     0.97 %
 Ratio of net investment
  income to average net
  assets*...............       4.27 %(c)      4.28 %      4.20 %      4.69 %      2.90 %     2.08 %

------
* During the period, certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated.
(a) On September 27, 1994, the Portfolio redesignated the Investor Shares as "Investor A" Shares.
(b) Not annualized.
(c) Annualized.

                       See notes to financial statements

THE ARCH FUND, INC.
TREASURY MONEY MARKET PORTFOLIO
TRUST SHARES

                              FINANCIAL HIGHLIGHTS

                           SIX MONTHS               YEARS ENDED NOVEMBER 30,
                             ENDED        ----------------------------------------------------
                          MAY 31, 1998      1997       1996       1995       1994       1993
                          ------------    --------   --------   --------   --------   --------
                             TRUST         TRUST      TRUST      TRUST      TRUST      TRUST
                             SHARES        SHARES     SHARES     SHARE      SHARES     SHARES
                          ------------    --------   --------   --------   --------   --------
NET ASSET VALUE,
 BEGINNING OF PERIOD....    $   1.00      $   1.00   $   1.00   $   1.00   $   1.00   $   1.00
                            --------      --------   --------   --------   --------   --------
Investment Activities
 Net investment income..       0.023         0.046      0.045      0.050      0.033      0.026
                            --------      --------   --------   --------   --------   --------
  Total from Investment
   Activities...........       0.023         0.046      0.045      0.050      0.033      0.026
                            --------      --------   --------   --------   --------   --------
Distributions
 Net investment income..      (0.023)       (0.046)    (0.045)    (0.050)    (0.033)    (0.026)
                            --------      --------   --------   --------   --------   --------
  Total Distributions...      (0.023)       (0.046)    (0.045)    (0.050)    (0.033)    (0.026)
                            --------      --------   --------   --------   --------   --------
NET ASSET VALUE, END OF
 PERIOD.................    $   1.00      $   1.00   $   1.00   $   1.00   $   1.00   $   1.00
                            ========      ========   ========   ========   ========   ========
Total Return............        2.32 %(a)     4.70 %     4.64 %     5.12 %     3.38 %     2.67 %
RATIOS/SUPPLEMENTARY
 DATA:
 Net Assets at end of
  period (000)..........    $252,528      $283,653   $131,322   $252,780   $242,099   $256,503
 Ratio of expenses to
  average net assets....        0.64 %(b)     0.61 %     0.61 %     0.60 %     0.49 %     0.41 %
 Ratio of net investment
  income to average net
  assets................        4.61 %(b)     4.60 %     4.55 %     5.01 %     3.26 %     2.64 %
 Ratio of expenses to
  average net assets*...        0.96 %(b)     0.92 %     0.76 %     0.75 %     0.94 %     0.85 %
 Ratio of net investment
  income to average net
  assets*...............        4.29 %(b)     4.28 %     4.40 %     4.86 %     2.82 %     2.21 %

------
 * During the period, certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated.
(a) Not annualized.
(b) Annualized.

                       See notes to financial statements

THE ARCH FUND, INC.
TREASURY MONEY MARKET PORTFOLIO
INSTITUTIONAL SHARES

                             FINANCIAL HIGHLIGHTS

                                                  YEARS ENDED         JANUARY 26, 1995
                           SIX MONTHS            NOVEMBER 30,                TO
                              ENDED       ---------------------------   NOVEMBER 30,
                          MAY 31, 1998        1997          1996          1995 (a)
                          -------------   ------------- ------------- ----------------
                          INSTITUTIONAL   INSTITUTIONAL INSTITUTIONAL  INSTITUTIONAL
                             SHARES          SHARES        SHARES          SHARES
                          -------------   ------------- ------------- ----------------
NET ASSET VALUE,
 BEGINNING OF PERIOD....     $  1.00         $  1.00       $  1.00        $  1.00
                             -------         -------       -------        -------
Investment Activities
 Net investment income..       0.022           0.044         0.044          0.042
                             -------         -------       -------        -------
  Total from Investment
   Activities...........       0.022           0.044         0.044          0.042
                             -------         -------       -------        -------
Distributions
 Net investment income..      (0.022)         (0.044)       (0.044)        (0.042)
                             -------         -------       -------        -------
  Total Distributions...      (0.022)         (0.044)       (0.044)        (0.042)
                             -------         -------       -------        -------
NET ASSET VALUE, END OF
 PERIOD.................     $  1.00         $  1.00       $  1.00        $  1.00
                             =======         =======       =======        =======
Total Return............        2.23 %(b)       4.53 %        4.46 %         4.94 %(d)
RATIOS/SUPPLEMENTARY
 DATA:
 Net Assets at end of
  period (000)..........     $   232         $   233       $   299        $    28
 Ratio of expenses to
  average net assets....        0.81 %(c)       0.77 %        0.79 %         0.92 %(c)
 Ratio of net investment
  income to average net
  assets................        4.44 %(c)       4.44 %        4.39 %         5.76 %(c)
 Ratio of expenses to
  average net assets*...        0.96 %(c)       0.92 %        0.94 %         1.07 %(c)
 Ratio of net investment
  income to average net
  assets*...............        4.29 %(c)       4.29 %        4.24 %         5.61 %(c)

------
* During the period, certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated.
(a) Period from commencement of operations.
(b) Not annualized.
(c) Annualized.
(d) Represents total return for the Investor A Shares from December 1, 1994 to January 25, 1995 plus the total return for the Institutional Shares from January 26, 1995 to November 30, 1995.

                       See notes to financial statements

THE ARCH FUND, INC.
TAX-EXEMPT MONEY MARKET PORTFOLIO
INVESTOR A SHARES

                              FINANCIAL HIGHLIGHTS

                                               YEARS ENDED         SIX MONTHS
                           SIX MONTHS         NOVEMBER 30,           ENDED             YEARS ENDED MAY 31,
                             ENDED        ----------------------  NOVEMBER 30,    --------------------------------
                          MAY 31, 1998       1997        1996       1995 (d)       1995 (a)      1994       1993
                          ------------    ----------  ----------  ------------    ----------  ----------  --------
                           INVESTOR A     INVESTOR A  INVESTOR A   INVESTOR A     INVESTOR A  INVESTOR A  INVESTOR
                             SHARES         SHARES      SHARES       SHARES         SHARES      SHARES     SHARES
                          ------------    ----------  ----------  ------------    ----------  ----------  --------
NET ASSET VALUE,
 BEGINNING OF PERIOD....    $  1.00        $  1.00     $  1.00      $  1.00        $  1.00     $  1.00    $  1.00
                            -------        -------     -------      -------        -------     -------    -------
Investment Activities
 Net investment income..      0.014          0.028       0.028        0.014          0.027       0.017      0.019
                            -------        -------     -------      -------        -------     -------    -------
  Total from Investment
   Activities...........      0.014          0.028       0.028        0.014          0.027       0.017      0.019
                            -------        -------     -------      -------        -------     -------    -------
DISTRIBUTIONS
 Net investment income..     (0.014)        (0.028)     (0.028)      (0.014)        (0.027)     (0.017)    (0.019)
                            -------        -------     -------      -------        -------     -------    -------
  Total Distributions...     (0.014)        (0.028)     (0.028)      (0.014)        (0.027)     (0.017)    (0.019)
                            -------        -------     -------      -------        -------     -------    -------
NET ASSET VALUE, END OF
 PERIOD.................    $  1.00        $  1.00     $  1.00      $  1.00        $  1.00     $  1.00    $  1.00
                            =======        =======     =======      =======        =======     =======    =======
Total Return............       1.37 %(b)      2.88 %      2.83 %       1.45 %(b)      2.70 %      1.73 %     1.90 %
RATIOS/SUPPLEMENTARY
 DATA:
 Net Assets at end of
  period (000)..........    $12,368        $15,789     $17,984      $ 5,403        $ 5,138     $ 8,631    $ 6,837
 Ratio of expenses to
  average net assets....       0.78 %(c)      0.77 %      0.75 %       0.94 %(c)      0.84 %      0.76 %     0.80 %
 Ratio of net investment
  income to average net
  assets................       2.71 %(c)      2.82 %      2.78 %       2.87 %(c)      2.63 %      1.72 %     1.88 %
 Ratio of expenses to
  average net assets*...       0.83 %(c)      0.82 %      0.80 %       0.99 %(c)      0.93 %      0.86 %     0.90 %
 Ratio of net investment
  income to average net
  assets*...............       2.66 %(c)      2.77 %      2.73 %       2.82 %(c)      2.54 %      1.62 %     1.78 %

------
* During the period, certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated.
(a) On September 27, 1994, the Portfolio redesignated the Investor Shares as "Investor A" Shares.
(b) Not Annualized.
(c) Annualized.
(d) Upon reorganizing as a Portfolio of the ARCH Fund, Inc., the Tax-Exempt Money Market Portfolio changed its fiscal year end from May 31 to November 30.
                       See notes to financial statements

THE ARCH FUND, INC.
TAX-EXEMPT MONEY MARKET PORTFOLIO
TRUST SHARES

                              FINANCIAL HIGHLIGHTS

                                              YEARS ENDED        SIX MONTHS
                             SIX MONTHS       NOVEMBER 30,          ENDED          YEARS ENDED MAY 31,
                               ENDED        ------------------   NOVEMBER 30    -----------------------------
                            MAY 31, 1998      1997      1996      1995 (c)       1995       1994       1993
                            ------------    --------   -------   -----------    -------   --------   --------
                               TRUST         TRUST      TRUST       TRUST        TRUST     TRUST      TRUST
                               SHARES        SHARES    SHARES      SHARES       SHARES     SHARES     SHARES
                            ------------    --------   -------   -----------    -------   --------   --------
NET ASSET VALUE, BEGINNING
 OF PERIOD................    $   1.00      $   1.00   $  1.00     $  1.00      $  1.00   $   1.00   $   1.00
                              --------      --------   -------     -------      -------   --------   --------
Investment Activities
 Net investment
  income..................       0.015         0.030     0.030       0.016        0.029      0.020      0.021
                              --------      --------   -------     -------      -------   --------   --------
  Total from Investment
   Activities.............       0.015         0.030     0.030       0.016        0.029      0.020      0.021
                              --------      --------   -------     -------      -------   --------   --------
Distributions
 Net investment
  income..................      (0.015)       (0.030)   (0.030)     (0.016)      (0.029)    (0.020)    (0.021)
                              --------      --------   -------     -------      -------   --------   --------
  Total Distributions.....      (0.015)       (0.030)   (0.030)     (0.016)      (0.029)    (0.020)    (0.021)
                              --------      --------   -------     -------      -------   --------   --------
NET ASSET VALUE, END OF
 PERIOD...................    $   1.00      $   1.00   $  1.00     $  1.00      $  1.00   $   1.00   $   1.00
                              ========      ========   =======     =======      =======   ========   ========
Total Return..............        1.47 %(a)     3.08 %    3.06 %      1.57 %(a)    2.93 %     1.97 %     2.16 %
RATIOS/SUPPLEMENTARY DATA:
 Net Assets at end of
  period (000)..............  $135,146      $143,517   $95,726     $78,031      $85,324   $112,594   $137,602
 Ratio of expenses to
  average Net assets......        0.58 %(b)     0.58 %    0.53 %      0.70 %(b)    0.61 %     0.52 %     0.52 %
 Ratio of net investment
  income to average net
  assets..................        2.90 %(b)     3.04 %    3.01 %      3.10 %(b)    2.87 %     1.95 %     2.13 %
 Ratio of expenses to
  average Net assets*.....        0.83 %(b)     0.83 %    0.58 %      0.75 %(b)    0.70 %     0.86 %     0.62 %
 Ratio of net investment
  income to average net
  assets*.................        2.65 %(b)     2.79 %    2.96 %      3.05 %(b)    2.78 %     1.61 %     2.03 %

------
* During the period, certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated.
(a) Not annualized.
(b) Annualized.
(c) Upon reorganizing as a Portfolio of the ARCH Fund, Inc., the Tax-Exempt Money Market Portfolio changed its fiscal year end from May 31 to November 30.

                       See notes to financial statements

THE ARCH FUND, INC.
GROWTH & INCOME EQUITY PORTFOLIO
INVESTOR A SHARES

                              FINANCIAL HIGHLIGHTS

                           SIX MONTHS                   YEARS ENDED NOVEMBER 30,
                             ENDED        --------------------------------------------------------
                          MAY 31, 1998       1997        1996        1995      1994 (a)     1993
                          ------------    ----------  ----------  ----------  ----------  --------
                           INVESTOR A     INVESTOR A  INVESTOR A  INVESTOR A  INVESTOR A  INVESTOR
                             SHARES         SHARES      SHARES      SHARES      SHARES     SHARES
                          ------------    ----------  ----------  ----------  ----------  --------
NET ASSET VALUE, BEGIN-
 NING OF PERIOD.........    $ 21.12        $ 18.67     $ 16.30     $ 12.70     $ 14.74    $ 14.49
                            -------        -------     -------     -------     -------    -------
Investment Activities
 Net investment income..       0.02           0.11        0.20        0.23        0.20       0.25
 Net realized and
  unrealized gains
  (losses) from
  investments...........       1.79           3.96        3.32        3.74       (0.17)      1.06
                            -------        -------     -------     -------     -------    -------
  Total from Investment
   Activities...........       1.81           4.07        3.52        3.97        0.03       1.31
                            -------        -------     -------     -------     -------    -------
Distributions
 Net investment income..      (0.02)         (0.13)      (0.20)      (0.23)      (0.21)     (0.25)
 In excess of net
  investment income.....      (0.03)         (0.03)      (0.01)         --          --         --
 Net realized gains.....      (3.57)         (1.46)      (0.94)      (0.14)      (0.18)     (0.81)
 In excess of net
  realized gains........         --             --          --          --       (1.68)        --
                            -------        -------     -------     -------     -------    -------
  Total Distributions...      (3.62)         (1.62)      (1.15)      (0.37)      (2.07)     (1.06)
                            -------        -------     -------     -------     -------    -------
NET ASSET VALUE, END OF
 PERIOD.................    $ 19.31        $ 21.12     $ 18.67     $ 16.30     $ 12.70    $ 14.74
                            =======        =======     =======     =======     =======    =======
Total Return (excludes
 sales charge)..........       9.99 %(b)     23.90 %     22.99 %     31.95 %      0.20 %     9.65 %
RATIOS/SUPPLEMENTARY DA-
 TA:
 Net Assets at end of
  period (000)..........    $50,762        $46,372     $38,229     $25,082     $18,343    $11,157
 Ratio of expenses to
  average net assets....       1.04 %(c)      1.04 %      1.05 %      1.05 %      1.05 %     0.74 %
 Ratio of net investment
  income to average net
  assets................       0.51 %(c)      0.60 %      1.20 %      1.59 %      1.45 %     1.74 %
 Ratio of expenses to
  average net assets*...       1.14 %(c)      1.14 %      1.15 %      1.15 %      1.15 %     0.96 %
 Ratio of net investment
  income to average net
  assets*...............       0.41 %(c)      0.50 %      1.10 %      1.49 %      1.35 %     1.52 %
 Portfolio turnover**...      44.79 %        57.11 %     63.90 %     58.50 %     65.00 %    41.00 %

------
* During the period, certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated.
** Portfolio turnover is calculated on the basis of the fund as a whole without distinguishing between the classes of shares issued.
(a) On September 27, 1994, the Portfolio redesignated the Investor Shares as "Investor A" Shares, and authorized the issuance of a series of shares designated as "Investor B" Shares.
(b) Not annualized.
(c) Annualized.

                       See notes to financial statements

THE ARCH FUND, INC.
GROWTH & INCOME EQUITY PORTFOLIO
INVESTOR B SHARES

                             FINANCIAL HIGHLIGHTS

                                                YEARS ENDED      MARCH 1, 1995
                             SIX MONTHS        NOVEMBER 30,           TO
                               ENDED       --------------------- NOVEMBER 30,
                            MAY 31, 1998      1997       1996      1995 (a)
                            ------------   ---------- ---------- -------------
                             INVESTOR B    INVESTOR B INVESTOR B  INVESTOR B
                               SHARES        SHARES     SHARES      SHARES
                            ------------   ---------- ---------- -------------
NET ASSET VALUE, BEGINNING
 OF PERIOD................     $20.94        $18.58     $16.23      $13.43
                               ------        ------     ------      ------
Investment Activities
 Net investment income
  (loss)..................         --         (0.02)      0.11        0.14
 Net realized and
  unrealized gains
  (losses) from
  investments.............       1.73          3.93       3.30        2.81
                               ------        ------     ------      ------
  Total from Investment
   Activities.............       1.73          3.91       3.41        2.95
                               ------        ------     ------      ------
Distributions
 Net investment income....         --            --      (0.11)      (0.15)
 In excess of net
  investment income.......      (0.02)        (0.09)     (0.01)         --
 Net realized gains.......      (3.57)        (1.46)     (0.94)         --
                               ------        ------     ------      ------
  Total Distributions.....      (3.59)        (1.55)     (1.06)      (0.15)
                               ------        ------     ------      ------
NET ASSET VALUE, END OF
 PERIOD...................     $19.08        $20.94     $18.58      $16.23
                               ======        ======     ======      ======
Total Return (excludes
 sales charge)............       9.61 %(c)    23.04 %    22.29 %     31.20 %(b)
RATIOS/SUPPLEMENTARY DATA:
 Net Assets at end of
  period (000)............     $8,284        $6,349     $3,537      $  781
 Ratio of expenses to
  average net assets......       1.74 %(d)     1.73 %     1.75 %      1.75 %(c)
 Ratio of net investment
  income (loss) to average
  net assets..............      (0.20)%(d)    (0.11)%     0.49 %      0.87 %(c)
 Ratio of expenses to
  average net assets*.....       1.84 %(d)     1.83 %     1.85 %      1.85 %(c)
 Ratio of net investment
  income (loss) to average
  net assets*.............      (0.30)%(d)    (0.21)%     0.39 %      0.77 %(c)
 Portfolio turnover**.....      44.79 %       57.11 %    63.90 %     58.50 %

------
* During the period, certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated.
** Portfolio turnover is calculated on the basis of the fund as a whole without distinguishing between the classes of shares issued.
(a) Period from commencement of operations. On September 27, 1994, the Portfolio authorized the issuance of a series designated as "Investor B" Shares.
(b) Represents total return for the Investor A Shares from December 1, 1994 to February 28, 1995 plus the total return for the Investor B Shares from March 1, 1995 to November 30, 1995.
(c) Not annualized.
(d) Annualized.

                       See notes to financial statements

THE ARCH FUND, INC.
GROWTH & INCOME EQUITY PORTFOLIO
TRUST SHARES

                              FINANCIAL HIGHLIGHTS

                                                            YEARS ENDED
                             SIX MONTHS                     NOVEMBER 30,
                               ENDED        ----------------------------------------------------
                            MAY 31, 1998      1997       1996       1995       1994       1993
                            ------------    --------   --------   --------   --------   --------
                               TRUST         TRUST      TRUST      TRUST      TRUST      TRUST
                               SHARES        SHARES     SHARES     SHARES     SHARES     SHARES
                            ------------    --------   --------   --------   --------   --------
NET ASSET VALUE, BEGINNING
 OF PERIOD................    $  21.19      $  18.71   $  16.32   $  12.72   $  14.74   $  14.49
                              --------      --------   --------   --------   --------   --------
Investment Activities
 Net investment income....        0.08          0.23       0.24       0.27       0.22       0.25
 Net realized and
  unrealized gains
  (losses) from
  investments.............        1.77          3.96       3.34       3.74      (0.17)      1.06
                              --------      --------   --------   --------   --------   --------
  Total from Investment
   Activities.............        1.85          4.19       3.58       4.01       0.05       1.31
                              --------      --------   --------   --------   --------   --------
Distributions
 Net investment income....       (0.08)        (0.25)     (0.24)     (0.27)     (0.21)     (0.25)
 In excess of net
  investment income.......          --            --      (0.01)        --         --         --
 Net realized gains.......       (3.57)        (1.46)     (0.94)     (0.14)     (0.18)     (0.81)
 In excess of net realized
  gains...................          --            --         --         --      (1.68)        --
                              --------      --------   --------   --------   --------   --------
  Total Distributions.....       (3.65)        (1.71)     (1.19)     (0.41)     (2.07)     (1.06)
                              --------      --------   --------   --------   --------   --------
NET ASSET VALUE, END OF
 PERIOD...................    $  19.39      $  21.19   $  18.71   $  16.32   $  12.72   $  14.74
                              ========      ========   ========   ========   ========   ========
Total Return..............       10.14%(a)     24.55%     23.45%     32.27%      0.36%      9.65%
RATIOS/SUPPLEMENTARY DATA:
 Net Assets at end of
  period (000)............    $324,530      $322,304   $348,183   $286,546   $235,955   $238,771
 Ratio of expenses to
  average net assets......        0.75%(b)      0.74%      0.75%      0.75%      0.75%      0.74%
 Ratio of net investment
  income to average net
  assets..................        0.81%(b)      0.91%      1.50%      1.89%      1.72%      1.74%
 Ratio of expenses to
  average net assets*.....        1.15%(b)      1.14%      0.85%      0.85%      1.15%      0.96%
 Ratio of net investment
  income to average net
  assets*.................        0.41%(b)      0.51%      1.40%      1.79%      1.32%      1.52%
 Portfolio turnover**.....       44.79%        57.11%     63.90%     58.50%     65.00%     41.00%

------
* During the period, certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated.
** Portfolio turnover is calculated on the basis of the fund as a whole without distinguishing between the classes of shares issued.
(a) Not annualized.
(b) Annualized.

                       See notes to financial statements

THE ARCH FUND, INC.
GROWTH & INCOME EQUITY PORTFOLIO
INSTITUTIONAL SHARES

                             FINANCIAL HIGHLIGHTS

                           SIX MONTHS                          YEARS ENDED NOVEMBER 30,
                              ENDED        ----------------------------------------------------------------
                          MAY 31, 1998         1997          1996          1995        1994 (a)      1993
                          -------------    ------------- ------------- ------------- ------------- --------
                          INSTITUTIONAL    INSTITUTIONAL INSTITUTIONAL INSTITUTIONAL INSTITUTIONAL INVESTOR
                             SHARES           SHARES        SHARES        SHARES        SHARES      SHARES
                          -------------    ------------- ------------- ------------- ------------- --------
NET ASSET VALUE,
 BEGINNING OF PERIOD....    $  21.12          $ 18.67       $ 16.29       $ 12.70       $ 14.74    $ 14.49
                            --------          -------       -------       -------       -------    -------
Investment Activities
 Net investment income..        0.02             0.12          0.20          0.23          0.20       0.25
 Net realized and
  unrealized gains
  (losses) from
  investments...........        1.79             3.95          3.33          3.74         (0.17)      1.06
                            --------          -------       -------       -------       -------    -------
  Total from Investment
   Activities...........        1.81             4.07          3.53          3.97          0.03       1.31
                            --------          -------       -------       -------       -------    -------
Distributions
 Net investment income..       (0.02)           (0.13)        (0.20)        (0.24)        (0.21)     (0.25)
 In excess of net
  investment income.....       (0.03)           (0.03)        (0.01)           --            --         --
 Net realized gains.....       (3.57)           (1.46)        (0.94)        (0.14)        (0.18)     (0.81)
 In excess of net
  realized gains........          --               --            --            --         (1.68)        --
                            --------          -------       -------       -------       -------    -------
  Total Distributions...       (3.62)           (1.62)        (1.15)        (0.38)        (2.07)     (1.06)
                            --------          -------       -------       -------       -------    -------
NET ASSET VALUE, END OF
 PERIOD.................    $  19.31          $ 21.12       $ 18.67       $ 16.29       $ 12.70    $ 14.74
                            ========          =======       =======       =======       =======    =======
Total Return............       10.00%(b)        23.90%        23.08%        31.88%         0.19%      9.65%
RATIOS/SUPPLEMENTARY
 DATA:
 Net Assets at end of
  period (000)..........    $107,778          $92,515       $72,950       $40,228       $21,897    $11,157
 Ratio of expenses to
  average net assets....        1.04%(c)         1.04%         1.05%         1.05%         1.05%      0.74%
 Ratio of net investment
  income to average net
  assets................        0.51%(c)         0.60%         1.19%         1.58%         1.41%      1.74%
 Ratio of expenses to
  average net assets*...        1.14%(c)         1.14%         1.15%         1.15%         1.16%      0.96%
 Ratio of net investment
  income to average net
  assets*...............        0.41%(c)         0.50%         1.09%         1.48%         1.30%      1.52%
 Portfolio turnover**...       44.79%           57.11%        63.90%        58.50%        65.00%     41.00%

------
* During the period, certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated.
** Portfolio turnover is calculated on the basis of the fund as a whole without distinguishing between the classes of shares issued.
(a) On January 3, 1994, the Portfolio issued a new series of shares which were designated as "Institutional" Shares. The financial highlights presented for the periods prior to January 3, 1994 represent financial highlights applicable to the Investor Shares.
(b) Not Annualized.
(c) Annualized.

                       See notes to financial statements

THE ARCH FUND, INC.
SMALL CAP EQUITY PORTFOLIO
INVESTOR A SHARES

                              FINANCIAL HIGHLIGHTS

                           SIX MONTHS                    YEARS ENDED NOVEMBER 30,
                             ENDED        --------------------------------------------------------
                          MAY 31, 1998       1997        1996        1995      1994 (A)     1993
                          ------------    ----------  ----------- ----------- ----------  --------
                           INVESTOR A     INVESTOR A  INVESTOR A  INVESTOR A  INVESTOR A  INVESTOR
                             SHARES         SHARES      SHARES      SHARES      SHARES     SHARES
                          ------------    ----------  ----------- ----------- ----------  --------
NET ASSET VALUE,
 BEGINNING OF PERIOD....    $ 15.03        $ 13.40      $ 13.44     $ 11.99    $ 13.14     $11.23
                            -------        -------      -------     -------    -------     ------
Investment Activities
 Net investment income
  (loss)................      (0.02)         (0.05)       (0.01)         --      (0.03)      0.03
 Net realized and
  unrealized gains
  (losses) from
  investments...........       0.86           2.50         1.03        2.36       0.89       2.14
                            -------        -------      -------     -------    -------     ------
  Total from Investment
   Activities...........       0.84           2.45         1.02        2.36       0.86       2.17
                            -------        -------      -------     -------    -------     ------
Distributions
 Net investment income..         --             --           --          --         --      (0.05)
 In excess of net
  investment income.....         --             --        (0.01)         --         --         --
 Net realized gains.....      (1.22)         (0.82)       (1.05)      (0.91)     (1.78)     (0.21)
 In excess of net
  realized gains........         --             --           --          --      (0.23)        --
                            -------        -------      -------     -------    -------     ------
  Total Distributions...      (1.22)         (0.82)       (1.06)      (0.91)     (2.01)     (0.26)
                            -------        -------      -------     -------    -------     ------
NET ASSET VALUE, END OF
 PERIOD.................    $ 14.65        $ 15.03      $ 13.40     $ 13.44    $ 11.99     $13.14
                            =======        =======      =======     =======    =======     ======
Total Return (excludes
 sales charge)..........       6.07 %(b)     19.45 %       8.36 %     21.47 %     7.38 %    19.75 %
RATIOS/SUPPLEMENTARY
 DATA:
 Net Assets at end of
  period (000)..........    $15,697        $14,213      $13,889     $15,056    $10,899     $4,559
 Ratio of expenses to
  average net assets....       1.25 %(c)      1.25 %       1.26 %      1.26 %     1.25 %     0.61 %
 Ratio of net investment
  income (loss) to
  average net assets....      (0.47)%(c)     (0.29)%      (0.13)%     (0.12)%    (0.44)%     0.19 %
 Ratio of expenses to
  average net assets*...       1.35 %(c)      1.35 %       1.36 %      1.36 %     1.36 %     1.23 %
 Ratio of net investment
  loss to average net
  assets*...............      (0.57)%(c)     (0.39)%      (0.23)%     (0.22)%    (0.55)%    (0.43)%
 Portfolio turnover**...      40.42 %        80.23 %      65.85 %     83.13 %    85.00 %    65.00 %

------
* During the period, certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated.
** Portfolio turnover is calculated on the basis of the fund as a whole without distinguishing between the classes of shares issued.
(a) On September 27, 1994, the Portfolio redesignated the Investor Shares as "Investor A" Shares, and authorized the issuance of a series of shares designated as "Investor B" Shares.
(b) Not Annualized.
(c) Annualized.

                       See notes to financial statements

THE ARCH FUND, INC.
SMALL CAP EQUITY PORTFOLIO
INVESTOR B SHARES

                             FINANCIAL HIGHLIGHTS

                                                YEARS ENDED      MARCH 1, 1995
                             SIX MONTHS        NOVEMBER 30,           TO
                               ENDED       --------------------- NOVEMBER 30,
                            MAY 31, 1998      1997       1996      1995 (a)
                            ------------   ---------- ---------- -------------
                             INVESTOR B    INVESTOR B INVESTOR B  INVESTOR B
                               SHARES        SHARES     SHARES      SHARES
                            ------------   ---------- ---------- -------------
NET ASSET VALUE, BEGINNING
 OF PERIOD................     $14.74        $13.24     $13.37      $11.83
                               ------        ------     ------      ------
Investment Activities
 Net investment loss......      (0.05)        (0.13)     (0.07)      (0.03)
 Net realized and
  unrealized gains
  (losses) from
  investments.............       0.82          2.45       0.99        1.57
                               ------        ------     ------      ------
  Total from Investment
   Activities.............       0.77          2.32       0.92        1.54
                               ------        ------     ------      ------
Distributions
 Net realized gains.......      (1.22)        (0.82)     (1.05)         --
                               ------        ------     ------      ------
  Total Distributions.....      (1.22)        (0.82)     (1.05)         --
                               ------        ------     ------      ------
NET ASSET VALUE, END OF
 PERIOD...................     $14.29        $14.74     $13.24      $13.37
                               ======        ======     ======      ======
Total Return (excludes
 sales charge)............       5.68 %(c)    18.62 %     7.63 %     20.83 %(b)
RATIOS/SUPPLEMENTARY DATA:
 Net Assets at end of
  period (000)............     $1,665        $1,503     $1,272      $  603
 Ratio of expenses to
  average net assets......       1.95 %(d)     1.95 %     1.96 %      1.96 %(c)
 Ratio of net investment
  loss to average net
  assets..................      (1.18)%(d)    (0.99)%    (0.83)%     (0.78)%(c)
 Ratio of expenses to
  average net assets*.....       2.05 %(d)     2.05 %     2.06 %      2.06 %(c)
 Ratio of net investment
  loss to average net
  assets*.................      (1.28)%(d)    (1.09)%    (0.93)%     (0.88)%(c)
 Portfolio turnover**.....      40.42 %       80.23 %    65.85 %     83.13 %

------
* During the period, certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated.
** Portfolio turnover is calculated on the basis of the fund as a whole without distinguishing between the classes of shares issued.
(a) Period from commencement of operations. On September 27, 1994, the Portfolio authorized the issuance of a series designated as "Investor B" Shares.
(b) Represents total return for the Investor A Shares from December 1, 1994 to February 28, 1995 plus the total return for the Investor B Shares from March 1, 1995 to November 30, 1995.
(c) Not annualized.
(d) Annualized.

                       See notes to financial statements

THE ARCH FUND, INC.
SMALL CAP EQUITY PORTFOLIO
TRUST SHARES

                              FINANCIAL HIGHLIGHTS

                           SIX MONTHS              YEARS ENDED NOVEMBER 30,
                             ENDED        --------------------------------------------------
                          MAY 31, 1998      1997       1996       1995      1994      1993
                          ------------    --------   --------   --------   -------   -------
                             TRUST         TRUST      TRUST      TRUST      TRUST     TRUST
                             SHARES        SHARES     SHARES     SHARES    SHARES    SHARES
                          ------------    --------   --------   --------   -------   -------
NET ASSET VALUE,
 BEGINNING OF PERIOD....    $  15.17      $  13.49   $  13.49   $  12.01   $ 13.14   $ 11.23
                            --------      --------   --------   --------   -------   -------
Investment Activities
 Net investment income
  (loss)................       (0.01)         0.01       0.02       0.03     (0.01)     0.03
 Net realized and
  unrealized gains
  (losses) from
  investments...........        0.88          2.50       1.05       2.36      0.89      2.14
                            --------      --------   --------   --------   -------   -------
  Total from Investment
   Activities...........        0.87          2.51       1.07       2.39      0.88      2.17
                            --------      --------   --------   --------   -------   -------
Distributions
 Net investment income..          --         (0.01)     (0.02)        --        --     (0.05)
 Net realized gains.....       (1.22)        (0.82)     (1.05)     (0.91)    (1.78)    (0.21)
 In excess of net
  realized gains........          --            --         --         --     (0.23)       --
                            --------      --------   --------   --------   -------   -------
  Total Distributions...       (1.22)        (0.83)     (1.07)     (0.91)    (2.01)    (0.26)
                            --------      --------   --------   --------   -------   -------
NET ASSET VALUE, END OF
 PERIOD.................    $  14.82      $  15.17   $  13.49   $  13.49   $ 12.01   $ 13.14
                            ========      ========   ========   ========   =======   =======
Total Return............        6.15 %(a)    19.77 %     8.72 %    21.70 %    7.56 %   19.75 %
RATIOS/SUPPLEMENTARY
 DATA:
 Net Assets at end of
  period (000)..........    $209,714      $211,643   $171,295   $139,681   $77,690   $47,473
 Ratio of expenses to
  average net assets....        0.95 %(b)     0.95 %     0.96 %     0.96 %    0.95 %    0.61 %
 Ratio of net investment
  income (loss) to
  average net assets....       (0.18)%(b)     0.01 %     0.17 %     0.18 %   (0.16)%    0.19 %
 Ratio of expenses to
  average net assets*...        1.35 %(b)     1.35 %     1.06 %     1.06 %    1.36 %    1.23 %
 Ratio of net investment
  income (loss) to
  average net assets*...       (0.58)%(b)    (0.39)%     0.07 %     0.08 %   (0.56)%   (0.43)%
 Portfolio turnover**...       40.42 %       80.23 %    65.85 %    83.13 %   85.00 %   65.00 %

------
* During the period, certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated.
** Portfolio turnover is calculated on the basis of the fund as a whole without distinguishing between the classes of shares issued.
(a) Not annualized.
(b) Annualized.

                       See notes to financial statements

THE ARCH FUND, INC.
SMALL CAP EQUITY PORTFOLIO
INSTITUTIONAL SHARES

                              FINANCIAL HIGHLIGHTS

                           SIX MONTHS                         YEARS ENDED NOVEMBER 30,
                              ENDED       -----------------------------------------------------------------
                          MAY 31, 1998        1997           1996          1995        1994 (a)      1993
                          -------------   ------------- -------------- ------------- ------------- --------
                          INSTITUTIONAL   INSTITUTIONAL INSTITUTIONAL  INSTITUTIONAL INSTITUTIONAL INVESTOR
                             SHARES          SHARES         SHARES        SHARES        SHARES      SHARES
                          -------------   ------------- -------------- ------------- ------------- --------
NET ASSET VALUE,
 BEGINNING OF PERIOD....     $ 14.98         $ 13.36       $ 13.40        $ 11.96       $13.14      $11.23
Investment Activities
 Net investment income
  (loss)................       (0.04)          (0.04)        (0.01)         (0.01)       (0.03)       0.03
 Net realized and
  unrealized gains
  (losses) from
  investments...........        0.88            2.48          1.03           2.36         0.86        2.14
                             -------         -------       -------        -------       ------      ------
  Total from Investment
   Activities...........        0.84            2.44          1.02           2.35         0.83        2.17
                             -------         -------       -------        -------       ------      ------
Distributions
 Net investment income..          --              --            --             --           --       (0.05)
 In excess of net
  investment income.....          --              --         (0.01)            --           --          --
 Net realized gains.....       (1.22)          (0.82)        (1.05)         (0.91)       (1.78)      (0.21)
 In excess of net real-
  ized gains............          --              --            --             --        (0.23)         --
                             -------         -------       -------        -------       ------      ------
  Total Distributions...       (1.22)          (0.82)        (1.06)         (0.91)       (2.01)      (0.26)
                             -------         -------       -------        -------       ------      ------
NET ASSET VALUE, END OF
 PERIOD.................     $ 14.60         $ 14.98       $ 13.36        $ 13.40       $11.96      $13.14
                             =======         =======       =======        =======       ======      ======
Total Return............        6.02 %(b)      19.41 %        8.39 %        21.43 %       7.11 %     19.75 %
RATIOS/SUPPLEMENTARY
 DATA:
 Net Assets at end of
  period (000)..........     $33,404         $34,395       $30,081        $17,620       $5,633      $4,559
 Ratio of expenses to
  average net assets....        1.25 %(c)       1.25 %        1.26 %         1.26 %       1.25 %      0.61 %
 Ratio of net investment
  income (loss) to
  average net assets....       (0.48)%(c)      (0.29)%       (0.13)%        (0.11)%      (0.41)%      0.19 %
 Ratio of expenses to
  average net assets*...        1.35 %(c)       1.35 %        1.36 %         1.36 %       1.37 %      1.23 %
 Ratio of net investment
  loss to average net
  assets*...............       (0.58)%(c)      (0.39)%       (0.23)%        (0.21)%      (0.53)%     (0.43)%
 Portfolio turnover**...       40.42 %         80.23 %       65.85 %        83.13 %      85.00 %     65.00 %

------
* During the period, certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated.
** Portfolio turnover is calculated on the basis of the fund as a whole without distinguishing between the classes of shares issued.
(a) On January 3, 1994, the Portfolio issued a new series of shares designated as "Institutional" Shares. The financial highlights presented for periods prior to January 3, 1994 represent financial highlights applicable to the Investor Shares.
(b) Not annualized.
(c) Annualized.

                       See notes to financial statements

THE ARCH FUND, INC.
INTERNATIONAL EQUITY PORTFOLIO
INVESTOR A SHARES

                             FINANCIAL HIGHLIGHTS

                                                                          APRIL 4, 1994
                           SIX MONTHS        YEARS ENDED NOVEMBER 30,           TO
                             ENDED       --------------------------------  NOVEMBER 30,
                          MAY 31, 1998      1997       1996       1995    1994 (a)(b)(c)
                          ------------   ---------- ---------- ---------- --------------
                           INVESTOR A    INVESTOR A INVESTOR A INVESTOR A   INVESTOR A
                             SHARES        SHARES     SHARES     SHARES       SHARES
                          ------------   ---------- ---------- ---------- --------------
NET ASSET VALUE,
 BEGINNING OF PERIOD....     $11.99        $12.05     $10.76     $ 9.90       $10.00
                             ------        ------     ------     ------       ------
Investment Activities
 Net investment income
  (loss)................      (0.02)        (0.02)      0.02       0.02        (0.01)
 Net realized and
  unrealized gains
  (losses) from
  Investments and
  foreign currency......       2.45          0.32       1.27       0.86        (0.09)
                             ------        ------     ------     ------       ------
  Total from Investment
   Activities...........       2.43          0.30       1.29       0.88        (0.10)
                             ------        ------     ------     ------       ------
Distributions
 In excess of net
  investment income.....      (0.04)        (0.05)        --         --           --
 Net realized gains.....      (0.43)        (0.31)        --      (0.01)          --
 Tax return of capital..         --            --         --      (0.01)          --
                             ------        ------     ------     ------       ------
  Total Distributions...      (0.47)        (0.36)        --      (0.02)          --
                             ------        ------     ------     ------       ------
NET ASSET VALUE, END OF
 PERIOD.................     $13.95        $11.99     $12.05     $10.76       $ 9.90
                             ======        ======     ======     ======       ======
Total Return (excludes
 sales charge)..........      20.99 %(d)     2.58 %    11.99 %     8.89 %      (1.00)%(d)
RATIOS/SUPPLEMENTARY
 DATA:
 Net Assets at end of
  period (000)..........     $3,435        $2,854     $2,573     $1,568       $  791
 Ratio of expenses to
  average net assets....       1.57 %(e)     1.59 %     1.44 %     1.45 %       1.55 %(e)
 Ratio of net investment
  income (loss) to
  average net assets....      (0.07)%(e)    (0.20)%     0.19 %     0.07 %      (0.39)%(e)
 Ratio of expenses to
  average net assets*...       1.75 %(e)     1.75 %     1.75 %     1.76 %       1.89 %(e)
 Ratio of net investment
  income (loss) to
  average net assets*...      (0.25)%(e)    (0.36)%    (0.12)%    (0.24)%      (0.73)%(e)
 Portfolio turnover**...      40.12 %       75.18 %    77.63 %    62.78 %      21.00 %

------
* During the period, certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated.
** Portfolio turnover is calculated on the basis of the fund as a whole without distinguishing between the classes of shares issued.
(a) Period from commencement of operations.
(b) On April 4, 1994, the Portfolio issued a series of shares which were designated as "Trust" Shares. In addition, on May 2, 1994, the Portfolio issued a new series of shares which were designated as "Investor" Shares. The financial highlights presented for April 4, 1994 to May 2, 1994 represent financial highlights applicable to the Trust Shares.
(c) On September 27, 1994, the Portfolio redesignated the Investor Shares as "Investor A" Shares, and authorized the issuance of a series of shares designated as "Investor B" Shares.
(d) Not annualized.
(e) Annualized.

                       See notes to financial statements

THE ARCH FUND, INC.
INTERNATIONAL EQUITY PORTFOLIO
INVESTOR B SHARES

                              FINANCIAL HIGHLIGHTS

                                                YEARS ENDED      MARCH 1, 1995
                             SIX MONTHS        NOVEMBER 30,           TO
                               ENDED       --------------------- NOVEMBER 30,
                            MAY 31, 1998      1997       1996      1995 (a)
                            ------------   ---------- ---------- -------------
                             INVESTOR B    INVESTOR B INVESTOR B  INVESTOR B
                               SHARES        SHARES     SHARES      SHARES
                            ------------   ---------- ---------- -------------
NET ASSET VALUE, BEGINNING
 OF PERIOD................     $11.77        $11.90     $10.71      $ 9.26
                               ------        ------     ------      ------
Investment Activities
 Net investment loss......      (0.06)        (0.09)     (0.04)      (0.03)
 Net realized and
  unrealized gains
  (losses) from
  investments and foreign
  currency................       2.40          0.30       1.23        1.48
                               ------        ------     ------      ------
  Total from Investment
   Activities.............       2.34          0.21       1.19        1.45
                               ------        ------     ------      ------
Distributions
 Net investment income....         --            --         --          --
 In excess of net
  investment income.......      (0.02)        (0.03)        --          --
 Net realized gains.......      (0.43)        (0.31)        --          --
                               ------        ------     ------      ------
  Total Distributions.....      (0.45)        (0.34)        --          --
                               ------        ------     ------      ------
NET ASSET VALUE, END OF
 PERIOD...................     $13.66        $11.77     $11.90      $10.71
                               ======        ======     ======      ======
Total Return (excludes
 sales charge)............      20.57 %(c)     1.82 %    11.11 %      8.38 %(b)
RATIOS/SUPPLEMENTARY DATA:
 Net Assets at end of
  period (000)............     $  633        $  562     $  437      $  102
 Ratio of expenses to
  average net assets......       2.27 %(d)     2.29 %     2.14 %      2.02 %(c)
 Ratio of net investment
  loss to average net
  assets..................      (0.85)%(d)    (0.91)%    (0.50)%     (0.96)%(c)
 Ratio of expenses to
  average net assets*.....       2.45 %(d)     2.45 %     2.46 %      2.44 %(c)
 Ratio of net investment
  loss to average net
  assets*.................      (1.03)%(d)    (1.07)%    (0.82)%     (1.38)%(c)
 Portfolio turnover**.....      40.12 %       75.18 %    77.63 %     62.78 %

------
* During the period, certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated.
** Portfolio turnover is calculated on the basis of the fund as a whole without distinguishing between the classes of shares issued.
(a) Period from commencement of operations.
(b) Represents total return for the Investor A Shares from December 1, 1994 to February 28, 1995 plus the total return for the Investor B Shares from March 1, 1995 to November 30, 1995.
(c) Not annualized.
(d) Annualized.

                       See notes to financial statements

THE ARCH FUND, INC.
INTERNATIONAL EQUITY PORTFOLIO
TRUST SHARES

                              FINANCIAL HIGHLIGHTS

                                                                           APRIL 4, 1994
                           SIX MONTHS      YEARS ENDED NOVEMBER 30,             TO
                             ENDED        ------------------------------   NOVEMBER 30,
                          MAY 31, 1998      1997       1996       1995       1994 (a)
                          ------------    --------   --------   --------   -------------
                             TRUST         TRUST      TRUST      TRUST         TRUST
                             SHARES        SHARES     SHARES     SHARES       SHARES
                          ------------    --------   --------   --------   -------------
NET ASSET VALUE,
 BEGINNING OF PERIOD....    $ 12.09       $  12.12   $  10.79   $   9.92      $ 10.00
                            -------       --------   --------   --------      -------
Investment Activities
 Net investment income..       0.04           0.01       0.06       0.03         0.01
 Net realized and
  unrealized gains
  (losses) from
  investments and
  foreign currency......       2.43           0.33       1.27       0.86        (0.09)
                            -------       --------   --------   --------      -------
  Total from Investment
   Activities...........       2.47           0.34       1.33       0.89        (0.08)
                            -------       --------   --------   --------      -------
Distributions
 Net investment income..      (0.05)         (0.04)        --         --           --
 In excess of net
  investment income.....         --          (0.02)        --         --           --
 Net realized gains.....      (0.43)         (0.31)        --      (0.01)          --
 Tax return of capital..         --             --         --      (0.01)          --
                            -------       --------   --------   --------      -------
  Total Distributions...      (0.48)         (0.37)        --      (0.02)          --
                            -------       --------   --------   --------      -------
NET ASSET VALUE, END OF
 PERIOD.................    $ 14.08       $  12.09   $  12.12   $  10.79      $  9.92
                            =======       ========   ========   ========      =======
Total Return............      21.16 %(b)      2.91 %    12.33 %     8.97 %      (0.80)%(b)
RATIOS/SUPPLEMENTARY
 DATA:
 Net Assets at end of
  period (000)..........    $68,560       $ 55,038   $ 52,181   $ 36,096      $23,746
 Ratio of expenses to
  average net assets....       1.27 %(c)      1.29 %     1.14 %     1.16 %       1.23 %(c)
 Ratio of net investment
  income to average net
  assets................       0.23 %(c)      0.09 %     0.51 %     0.39 %       0.23 %(c)
 Ratio of expenses to
  average net assets*...       1.75 %(c)      1.75 %     1.45 %     1.46 %       1.95 %(c)
 Ratio of net investment
  income (loss) to
  average net assets*...      (0.25)%(c)     (0.37)%     0.20 %     0.09 %      (0.49)%(c)
 Portfolio turnover**...      40.12 %        75.18 %    77.63 %    62.78 %      21.00 %

------
* During the period, certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated.
** Portfolio turnover is calculated on the basis of the fund as a whole without distinguishing between the classes of shares issued.
(a) Period from commencement of operations.
(b) Not annualized.
(c) Annualized.

                       See notes to financial statements

THE ARCH FUND, INC.
INTERNATIONAL EQUITY PORTFOLIO
INSTITUTIONAL SHARES

                             FINANCIAL HIGHLIGHTS

                                                                                    APRIL 4, 1994
                           SIX MONTHS             YEARS ENDED NOVEMBER 30,               TO
                              ENDED       ----------------------------------------- NOVEMBER 30,
                          MAY 31, 1998        1997          1996          1995        1994 (a)
                          -------------   ------------- ------------- ------------- -------------
                          INSTITUTIONAL   INSTITUTIONAL INSTITUTIONAL INSTITUTIONAL INSTITUTIONAL
                             SHARES          SHARES        SHARES        SHARES        SHARES
                          -------------   ------------- ------------- ------------- -------------
NET ASSET VALUE,
 BEGINNING OF PERIOD....     $11.97          $12.03        $10.75        $ 9.90        $10.00
                             ------          ------        ------        ------        ------
Investment Activities
 Net investment income
  (loss)................       0.02           (0.03)         0.01          0.01         (0.01)
 Net realized and
  unrealized gains
  (losses) from
  Investments and
  foreign currency......       2.41            0.33          1.27          0.86         (0.09)
                             ------          ------        ------        ------        ------
  Total from Investment
   Activities...........       2.43            0.30          1.28          0.87         (0.10)
                             ------          ------        ------        ------        ------
Distributions
 Net investment income..      (0.02)             --            --            --            --
 In excess of net
  investment income.....      (0.02)          (0.05)           --            --            --
 Net realized gains.....      (0.43)          (0.31)           --         (0.01)           --
 Total return of
  capital...............         --              --            --         (0.01)           --
                             ------          ------        ------        ------        ------
  Total Distributions...      (0.47)          (0.36)           --         (0.02)           --
                             ------          ------        ------        ------        ------
NET ASSET VALUE, END OF
 PERIOD.................     $13.93          $11.97        $12.03        $10.75        $ 9.90
                             ======          ======        ======        ======        ======
Total Return............      21.03 %(b)       2.59 %       11.91 %        8.78 %       (1.00)%(b)
RATIOS/SUPPLEMENTARY
 DATA:
 Net Assets at end of
  period (000)..........     $8,181          $6,798        $6,059        $2,159        $  197
 Ratio of expenses to
  average net assets....       1.57 %(c)       1.59 %        1.44 %        1.44 %        1.70 %(c)
 Ratio of net investment
  income (loss) to
  average net assets....      (0.10)%(c)      (0.21)%        0.16 %        0.13 %       (0.48)%(c)
 Ratio of expenses to
  average net assets*...       1.75 %(c)       1.75 %        1.76 %        1.75 %        2.17 %(c)
 Ratio of net investment
  loss to average net
  assets*...............      (0.28)%(c)      (0.37)%       (0.16)%       (0.18)%       (0.94)%(c)
 Portfolio turnover**...      40.12 %         75.18 %       77.63 %       62.78 %       21.00 %

------
* During the period, certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated.
** Portfolio turnover is calculated on the basis of the fund as a whole without distinguishing between the classes of shares issued.
(a) On April 4, 1994, the Portfolio issued a series of shares which were designated as "Trust" Shares. In addition, on April 24, 1994, the Portfolio issued a new series of shares which were designated as "Institutional" Shares. The financial highlights presented for April 4, 1994 to April 24, 1994 represent financial highlights applicable to the Trust Shares.
(b) Not annualized.
(c) Annualized.

                       See notes to financial statements

THE ARCH FUND, INC.
EQUITY INCOME PORTFOLIO
INVESTOR A SHARES

                              FINANCIAL HIGHLIGHTS

                                             SIX MONTHS      FEBRUARY 27, 1997
                                               ENDED                 TO
                                            MAY 31, 1998   NOVEMBER 30, 1997 (a)
                                            ------------   ---------------------
                                             INVESTOR A         INVESTOR A
                                               SHARES              SHARES
                                            ------------   ---------------------
NET ASSET VALUE, BEGINNING OF PERIOD......     $11.56             $10.00
                                               ------             ------
Investment Activities
 Net investment income....................       0.09               0.16
 Net realized and unrealized gains
  (losses) from investments...............       1.20               1.57
                                               ------             ------
  Total from Investment Activities........       1.29               1.73
                                               ------             ------
Distributions
 Net investment income....................      (0.09)             (0.16)
 In excess of net investment income.......      (0.01)             (0.01)
 Net realized gains.......................      (2.29)                --
                                               ------             ------
  Total Distributions.....................      (2.39)             (0.17)
                                               ------             ------
NET ASSET VALUE, END OF PERIOD............     $10.46             $11.56
                                               ======             ======
Total Return (excludes sales charge)......      13.26 %(b)         17.42 %(b)
RATIOS/SUPPLEMENTARY DATA:
 Net Assets at end of period (000)........     $  894             $  173
 Ratio of expenses to average net assets..       0.84 %(c)          0.45 %(c)
 Ratio of net investment income to average
  net assets..............................       1.75 %(c)          2.29 %(c)
 Ratio of expenses to average net assets*.       1.48 %(c)          1.38 %(c)
 Ratio of net investment income to average
  net assets*.............................       1.11 %(c)          1.36 %(c)
 Portfolio turnover**.....................      41.22 %            48.33 %

------
* During the period, certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated.
** Portfolio turnover is calculated on the basis of the fund as a whole without distinguishing between the classes of shares issued.
(a) Period from commencement of operations.
(b) Not annualized.
(c) Annualized.

                       See notes to financial statements

THE ARCH FUND, INC.
EQUITY INCOME PORTFOLIO
INVESTOR B SHARES

                              FINANCIAL HIGHLIGHTS

                                             SIX MONTHS      FEBRUARY 27, 1997
                                               ENDED                TO
                                            MAY 31, 1998   NOVEMBER 30, 1997 (a)
                                            ------------   ---------------------
                                             INVESTOR B         INVESTOR B
                                               SHARES              SHARES
                                            ------------   ---------------------
NET ASSET VALUE, BEGINNING OF PERIOD......     $11.55             $10.00
                                               ------             ------
Investment Activities
 Net investment income....................       0.05               0.10
 Net realized and unrealized gains
  (losses) from investments...............       1.21               1.57
                                               ------             ------
  Total from Investment Activities........       1.26               1.67
                                               ------             ------
Distributions
 Net investment income....................      (0.05)             (0.10)
 In excess of net investment income.......      (0.02)             (0.02)
 Net realized gains.......................      (2.29)                --
                                               ------             ------
  Total Distributions.....................      (2.36)             (0.12)
                                               ------             ------
NET ASSET VALUE, END OF PERIOD............     $10.45             $11.55
                                               ======             ======
Total Return (excludes sales charge)......      12.89 %(b)         16.75 %(b)
RATIOS/SUPPLEMENTARY DATA:
 Net Assets at end of period (000)........     $  215             $  131
 Ratio of expenses to average net assets..       1.50 %(c)          1.14 %(c)
 Ratio of net investment income to average
  net assets..............................       1.08 %(c)          1.53 %(c)
 Ratio of expenses to average net assets*.       2.14 %(c)          2.07 %(c)
 Ratio of net investment income to average
  net assets*.............................       0.44 %(c)          0.60 %(c)
 Portfolio turnover**.....................      41.22 %            48.33 %

------
* During the period, certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated.
** Portfolio turnover is calculated on the basis of the fund as a whole without distinguishing between the classes of shares issued.
(a) Period from commencement of operations.
(b) Not annualized.
(c) Annualized.

                       See notes to financial statements

THE ARCH FUND, INC.
EQUITY INCOME PORTFOLIO
TRUST SHARES

                              FINANCIAL HIGHLIGHTS

                                            SIX MONTHS      FEBRUARY 27, 1997
                                              ENDED                 TO
                                           MAY 31, 1998    NOVEMBER 30, 1997 (a)
                                           ------------    ---------------------
                                              TRUST                TRUST
                                              SHARES               SHARES
                                           ------------    ---------------------
NET ASSET VALUE, BEGINNING OF PERIOD.....    $  11.56            $  10.00
                                             --------            --------
Investment Activities
 Net investment income...................        0.11                0.20
 Net realized and unrealized gains
  (losses) from investments..............        1.20                1.55
                                             --------            --------
  Total from Investment Activities.......        1.31                1.75
                                             --------            --------
Distributions
 Net investment income...................       (0.12)              (0.19)
 Net realized gains......................       (2.29)                 --
                                             --------            --------
  Total Distributions....................       (2.41)              (0.19)
                                             --------            --------
NET ASSET VALUE, END OF PERIOD...........    $  10.46            $  11.56
                                             ========            ========
Total Return.............................       13.51 %(b)          17.64 %(b)
RATIOS/SUPPLEMENTARY DATA:
 Net Assets at end of period (000).......    $113,577            $131,919
 Ratio of expenses to average net assets.        0.44 %(c)           0.15 %(c)
 Ratio of net investment income to
  average net assets.....................        2.18 %(c)           2.51 %(c)
 Ratio of expenses to average net
  assets*................................        1.38 %(c)           1.38 %(c)
 Ratio of net investment income to
  average net assets*....................        1.24 %(c)           1.28 %(c)
 Portfolio turnover**....................       41.22 %             48.33 %

------
* During the period, certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated.
** Portfolio turnover is calculated on the basis of the fund as a whole without distinguishing between the classes of shares issued.
(a) Period from commencement of operations.
(b) Not annualized.
(c) Annualized.

                       See notes to financial statements

THE ARCH FUND, INC.
EQUITY INCOME PORTFOLIO
INSTITUTIONAL SHARES

                              FINANCIAL HIGHLIGHTS

                                             SIX MONTHS       FEBRUARY 27, 1997
                                                ENDED                 TO
                                            MAY 31, 1998    NOVEMBER 30, 1997 (a)
                                            -------------   ---------------------
                                            INSTITUTIONAL       INSTITUTIONAL
                                               SHARES              SHARES
                                            -------------   ---------------------
NET ASSET VALUE, BEGINNING OF PERIOD......     $11.56              $10.00
                                               ------              ------
Investment Activities
 Net investment income....................       0.10                0.19
 Net realized and unrealized gains
  (losses) from investments...............       1.20                1.56
                                               ------              ------
  Total from Investment Activities........       1.30                1.75
                                               ------              ------
Distributions
 Net investment income....................      (0.10)              (0.19)
 In excess of net investment income.......      (0.01)                 --
 Net realized gains.......................      (2.29)                 --
                                               ------              ------
  Total Distributions.....................      (2.40)              (0.19)
                                               ------              ------
NET ASSET VALUE, END OF PERIOD............     $10.46              $11.56
                                               ======              ======
Total Return..............................      13.36 %(b)          17.64 %(b)
RATIOS/SUPPLEMENTARY DATA:
 Net Assets at end of period (000)........     $    2              $    1
 Ratio of expenses to average net assets..       0.55 %(c)           0.37 %(c)
 Ratio of net investment income to average
  net assets..............................       2.00 %(c)           2.34 %(c)
 Ratio of expenses to average net assets*.       1.35 %(c)           1.60 %(c)
 Ratio of net investment income to average
  net assets*.............................       1.20 %(c)           1.11 %(c)
 Portfolio turnover**.....................      41.22 %             48.33 %

------
* During the period, certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated.
** Portfolio turnover is calculated on the basis of the fund as a whole without distinguishing between the classes of shares issued.
(a) Period from commencement of operations.
(b) Not annualized.
(c) Annualized.

                       See notes to financial statements

THE ARCH FUND, INC.
EQUITY INDEX PORTFOLIO
INVESTOR A SHARES

                              FINANCIAL HIGHLIGHTS

                                            SIX MONTHS         MAY 1, 1997
                                              ENDED                 TO
                                           MAY 31, 1998    NOVEMBER 30, 1997 (a)
                                           ------------   ----------------------
                                            INVESTOR A          INVESTOR A
                                              SHARES              SHARES
                                           ------------   ----------------------
NET ASSET VALUE, BEGINNING OF PERIOD.....     $11.93              $10.00
                                              ------              ------
Investment Activities
 Net investment income...................       0.05                0.07
 Net realized and unrealized gains
  (losses) from investments..............       1.70                1.94
                                              ------              ------
  Total from Investment Activities.......       1.75                2.01
                                              ------              ------
Distributions
 Net investment income...................      (0.05)              (0.07)
 In excess of net investment income......      (0.01)              (0.01)
 Net realized gains......................      (0.02)                 --
                                              ------              ------
  Total Distributions....................      (0.08)              (0.08)
                                              ------              ------
NET ASSET VALUE, END OF PERIOD...........     $13.60              $11.93
                                              ======              ======
Total Return (excludes sales charge).....      14.71 %(b)          20.14 %(b)
RATIOS/SUPPLEMENTARY DATA:
 Net Assets at end of period (000).......     $  542              $  206
 Ratio of expenses to average net assets.       0.74 %(c)           0.78 %(c)
 Ratio of net investment income to
  average net assets.....................       0.86 %(c)           1.02 %(c)
 Ratio of expenses to average net
  assets*................................       1.04 %(c)           1.21 %(c)
 Ratio of net investment income to
  average net assets*....................       0.56 %(c)           0.59 %(c)
 Portfolio turnover**....................      10.57 %              1.66 %

------
* During the period, certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated.
** Portfolio turnover is calculated on the basis of the fund as a whole without distinguishing between the classes of shares issued.
(a) Period from commencement of operations.
(b) Not annualized.
(c) Annualized.

                       See notes to financial statements

THE ARCH FUND, INC.
EQUITY INDEX PORTFOLIO
TRUST SHARES

                              FINANCIAL HIGHLIGHTS

                                             SIX MONTHS          MAY 1, 1997
                                               ENDED                 TO
                                            MAY 31, 1998    NOVEMBER 30, 1997 (a)
                                            ------------    ---------------------
                                               TRUST                TRUST
                                               SHARES              SHARES
                                            ------------    ---------------------
NET ASSET VALUE, BEGINNING OF PERIOD......    $ 11.94              $ 10.00
                                              -------              -------
Investment Activities
 Net investment income....................       0.08                 0.10
 Net realized and unrealized gains
  (losses) from investments...............       1.68                 1.94
                                              -------              -------
  Total from Investment Activities........       1.76                 2.04
                                              -------              -------
Distributions
 Net investment income....................      (0.08)               (0.10)
 Net realized gains.......................      (0.02)                  --
                                              -------              -------
  Total Distributions.....................      (0.10)               (0.10)
                                              -------              -------
NET ASSET VALUE, END OF PERIOD............    $ 13.60              $ 11.94
                                              =======              =======
Total Return..............................      14.87 %(b)           20.40 %(b)
RATIOS/SUPPLEMENTARY DATA:
 Net Assets at end of period (000)........    $39,946              $31,787
 Ratio of expenses to average net assets..       0.42 %(c)            0.39 %(c)
 Ratio of net investment income to average
  net assets..............................       1.18 %(c)            1.48 %(c)
 Ratio of expenses to average net assets*.       1.02 %(c)            1.12 %(c)
 Ratio of net investment income to average
  net assets*.............................       0.58 %(c)            0.75 %(c)
 Portfolio turnover**.....................      10.57 %               1.66 %

------
* During the period, certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated.
** Portfolio turnover is calculated on the basis of the fund as a whole without distinguishing between the classes of shares issued.
(a) Period from commencement of operations.
(b) Not annualized.
(c) Annualized.

                      See notes to financial statements

THE ARCH FUND, INC.
EQUITY INDEX PORTFOLIO
INSTITUTIONAL SHARES

                              FINANCIAL HIGHLIGHTS

                                             SIX MONTHS          MAY 1, 1997
                                                ENDED                TO
                                            MAY 31, 1998    NOVEMBER 30, 1997 (a)
                                            -------------   ---------------------
                                            INSTITUTIONAL       INSTITUTIONAL
                                               SHARES              SHARES
                                            -------------   ---------------------
NET ASSET VALUE, BEGINNING OF PERIOD......     $11.94              $10.00
                                               ------              ------
Investment Activities
 Net investment income....................       0.06                0.10
 Net realized and unrealized gains
  (losses) from investments...............       1.69                1.94
                                               ------              ------
  Total from Investment Activities........       1.75                2.04
                                               ------              ------
Distributions
 Net investment income....................      (0.06)              (0.10)
 In excess of net investment income.......      (0.01)                 --
 Net realized gains.......................      (0.02)                 --
                                               ------              ------
  Total Distributions.....................      (0.09)              (0.10)
                                               ------              ------
NET ASSET VALUE, END OF PERIOD............     $13.60              $11.94
                                               ======              ======
Total Return..............................      14.73 %(b)          20.40 %(b)
RATIOS/SUPPLEMENTARY DATA:
 Net Assets at end of period (000)........     $    8              $    8
 Ratio of expenses to average net assets..       0.83 %(c)           0.46 %(c)
 Ratio of net investment income to average
  net assets..............................       0.76 %(c)           1.30 %(c)
 Ratio of expenses to average net assets*.       1.16 %(c)           1.19 %(c)
 Ratio of net investment income to average
  net assets*.............................       0.43 %(c)           0.57 %(c)
 Portfolio turnover**.....................      10.57 %              1.66 %

------
* During the period, certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated.
** Portfolio turnover is calculated on the basis of the fund as a whole without distinguishing between the classes of shares issued.
(a) Period from commencement of operations.
(b) Not annualized.
(c) Annualized.

                       See notes to financial statements

THE ARCH FUND, INC.
GROWTH EQUITY PORTFOLIO
INVESTOR A SHARES

                              FINANCIAL HIGHLIGHTS

                                         OCTOBER 1, 1997                                                  JANUARY 4, 1993
                           SIX MONTHS          TO                  YEAR ENDED SEPTEMBER 30,                     TO
                             ENDED        NOVEMBER 30,    ----------------------------------------------   SEPTEMBER 30,
                          MAY 31, 1998      1997 (a)         1997        1996        1995        1994        1993 (d)
                          ------------   ---------------  ----------  ----------  ----------  ----------  ---------------
                           INVESTOR A      INVESTOR A     INVESTOR A  INVESTOR A  INVESTOR A  INVESTOR A    INVESTOR A
                             SHARES          SHARES         SHARES      SHARES      SHARES      SHARES        SHARES
                          ------------   ---------------  ----------  ----------  ----------  ----------  ---------------
NET ASSET VALUE,
 BEGINNING OF PERIOD....     $16.26          $18.75        $ 15.06     $ 13.80     $  9.74     $ 10.02        $ 10.00
                             ------          ------        -------     -------     -------     -------        -------
Investment Activities
 Net investment income
  (loss)................      (0.02)          (0.01)          0.08        0.12        0.10        0.07           0.04
 Net realized and
  unrealized gains
  (losses) From
  investments...........       2.07           (0.24)          4.75        1.32        4.05       (0.25)          0.02
                             ------          ------        -------     -------     -------     -------        -------
  Total from Investment
   Activities...........       2.05           (0.25)          4.83        1.44        4.15       (0.18)          0.06
                             ------          ------        -------     -------     -------     -------        -------
Distributions
 Net investment income..         --              --          (0.09)      (0.11)      (0.09)      (0.07)         (0.04)
 In excess of net
  investment income.....         --              --             --          --          --          --             --
 Net realized gains.....         --           (2.24)         (1.05)      (0.07)         --       (0.03)            --
                             ------          ------        -------     -------     -------     -------        -------
  Total Distributions...         --           (2.24)         (1.14)      (0.18)      (0.09)      (0.10)         (0.04)
                             ------          ------        -------     -------     -------     -------        -------
NET ASSET VALUE, END OF
 PERIOD.................     $18.31          $16.26        $ 18.75     $ 15.06     $ 13.80     $  9.74        $ 10.02
                             ======          ======        =======     =======     =======     =======        =======
Total Return (excludes
 sales charge)..........      12.69 %(b)      (1.25)%(b)     33.85 %     10.48 %     42.90 %     (1.84)%         0.60 %(b)
RATIOS/SUPPLEMENTARY
 DATA:
 Net Assets at end of
  period (000)..........     $3,705          $3,467        $68,965     $55,573     $43,708     $30,282        $31,159
 Ratio of expenses to
  average net assets....       1.27 %(c)       1.17 %(c)      1.14 %      1.17 %      1.28 %      1.36 %         1.32 %(c)
 Ratio of net investment
  income to average net
  assets................      (0.17)%(c)      (0.27)%(c)      0.44 %      0.86 %      0.90 %      0.74 %         0.62 %(c)
 Ratio of expenses to
  average net assets*...       1.37 %(c)       1.42 %(c)      1.39 %      1.45 %      1.58 %      1.64 %         1.62 %(c)
 Ratio of net investment
  income to average net
  assets*...............      (0.27)%(c)     (0.52) %(c)      0.19 %      0.58 %      0.60 %      0.46 %         0.32 %(c)
 Portfolio turnover**...      34.93 %         24.45 %           42 %        45 %        45 %       127 %           54 %

------
* During the period, certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated.
** Portfolio turnover is calculated on the basis of the fund as a whole without distinguishing between the classes of shares issued.
(a) Upon reorganizing as a Portfolio of the Arch Fund, Inc., the Arrow Equity Portfolio became the Growth Equity Portfolio and changed its year-end to November 30. Financial Highlights for the periods prior to November 24,
    1997 represent financial highlights of the Arrow Equity Portfolio.
(b) Not annualized.
(c) Annualized.
(d) Period from initial public investment.

THE ARCH FUND, INC.
GROWTH EQUITY PORTFOLIO
INVESTOR B SHARES

                              FINANCIAL HIGHLIGHTS

                                                               FEBRUARY 23, 1998
                                                                      TO
                                                               MAY 31, 1998 (a)
                                                               -----------------
                                                                  INVESTOR B
                                                                    SHARES
                                                               -----------------
NET ASSET VALUE, BEGINNING OF PERIOD.........................        16.27
                                                                    ------
Investment Activities
 Net investment income (loss)................................        (0.03)
 Net realized and unrealized gains (losses) from investments.         2.04
                                                                    ------
  Total from Investment Activities...........................         2.01
                                                                    ------
Distributions
 Net investment income.......................................           --
 In excess of net investment income..........................           --
                                                                    ------
  Total Distributions........................................           --
                                                                    ------
NET ASSET VALUE, END OF PERIOD...............................        18.28
                                                                    ======
Total Return.................................................         1.22 %(b)
RATIO/SUPPLEMENTARY DATA:
 Net Assets at end of period (000)...........................       $   82
 Ratio of expenses to average net assets.....................         1.98 %(c)
 Ratio of net investment income to average net assets........        (1.18)%(c)
 Ratio of expenses to average net assets*....................         2.08 %(c)
 Ratio of net investment income to average net assets*.......        (1.28)%(c)
 Portfolio turnover**........................................        34.93 %

------
* During the period, certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated.
** Portfolio turnover is calculated on the basis of the fund as a whole without distinguishing between the classes of shares issued.
(a) Period from initial public investment.
(b) Not annualized.
(c) Annualized.

                       See notes to financial statements

THE ARCH FUND, INC.
GROWTH EQUITY PORTFOLIO
TRUST SHARES

                              FINANCIAL HIGHLIGHTS

                                             SIX MONTHS       NOVEMBER 24, 1997
                                               ENDED                 TO
                                            MAY 31, 1998    NOVEMBER 30, 1997 (a)
                                            ------------    ---------------------
                                               TRUST                TRUST
                                               SHARES              SHARES
                                            ------------    ---------------------
NET ASSET VALUE, BEGINNING OF PERIOD......    $ 16.26              $ 16.44
                                              -------              -------
Investment Activities
 Net investment income....................      (0.02)                0.09
 Net realized and unrealized gains
  (losses) from investments...............       2.09                (0.27)
                                              -------              -------
  Total from Investment Activities........       2.07                (0.18)
                                              -------              -------
Distributions
 Net investment income....................         --                   --
 In excess of net investment income.......      (0.01)                  --
                                              -------              -------
  Total Distributions.....................      (0.01)                  --
                                              -------              -------
NET ASSET VALUE, END OF PERIOD............    $ 18.32              $ 16.26
                                              =======              =======
Total Return..............................      12.73 %(b)           (1.09)%(b)
RATIOS/SUPPLEMENTARY DATA:
 Net Assets at end of period (000)........    $85,401              $63,786
 Ratio of expenses to average net assets..       1.16 %(c)            1.24 %(c)
 Ratio of net investment income to average
  net assets..............................      (0.07)%(c)           (0.15)%(c)
 Ratio of expenses to average net assets*.       1.37 %(c)            1.34 %(c)
 Ratio of net investment income to average
  net assets*.............................      (0.28)%(c)           (0.25)%(c)
 Portfolio turnover**.....................      34.93 %               0.00 %

------
* During the period, certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated.
** Portfolio turnover is calculated on the basis of the fund as a whole without distinguishing between the classes of shares issued.
(a) Period from commencement of operations.
(b) Not annualized.
(c) Annualized.

                       See notes to financial statements

THE ARCH FUND, INC.
GROWTH EQUITY PORTFOLIO
INSTITUTIONAL SHARES

                              FINANCIAL HIGHLIGHTS

                                                                DECEMBER 2, 1997
                                                                       TO
                                                                MAY 31, 1998 (a)
                                                                ----------------
                                                                   INVESTOR B
                                                                     SHARES
                                                                ----------------
NET ASSET VALUE, BEGINNING OF PERIOD..........................       $16.27
                                                                     ------
Investment Activities
 Net investment income (loss).................................        (0.02)
 Net realized and unrealized gains (losses) from investments..         2.07
                                                                     ------
  Total from Investment Activities............................         2.05
                                                                     ------
Distributions
 Net investment income........................................        (0.01)
 In excess of net investment income...........................           --
                                                                     ------
  Total Distributions.........................................        (0.01)
                                                                     ------
NET ASSET VALUE, END OF PERIOD................................       $18.31
                                                                     ======
Total Return..................................................         9.90 %(b)
RATIO/SUPPLEMENTARY DATA:
 Net Assets at end of period (000)............................       $6,268
 Ratio of expenses to average net assets......................         1.27 %(c)
 Ratio of net investment income to average net assets.........        (0.19)%(c)
 Ratio of expenses to average net assets*.....................         1.37 %(c)
 Ratio of net investment income to average net assets*........        (0.29)%(c)
 Portfolio turnover**.........................................        34.93 %

------
* During the period, certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated.
** Portfolio turnover is calculated on the basis of the fund as a whole without distinguishing between the classes of shares issued.
(a) Period from initial public investment.
(b) Not annualized.
(c) Annualized.

                       See notes to financial statements

THE ARCH FUND, INC.
BALANCED PORTFOLIO
INVESTOR A SHARES

                              FINANCIAL HIGHLIGHTS

                                                                                      APRIL 1, 1993
                           SIX MONTHS              YEARS ENDED NOVEMBER 30,                TO
                             ENDED        ------------------------------------------- NOVEMBER 30,
                          MAY 31, 1998       1997       1996       1995     1994 (a)    1993 (b)
                          ------------    ---------- ---------- ---------- ---------- -------------
                           INVESTOR A     INVESTOR A INVESTOR A INVESTOR A INVESTOR A   INVESTOR
                             SHARES         SHARES     SHARES     SHARES     SHARES      SHARES
                          ------------    ---------- ---------- ---------- ---------- -------------
NET ASSET VALUE,
 BEGINNING OF PERIOD....    $ 13.26         $12.58     $11.65     $ 9.61     $10.22      $10.00
                            -------         ------     ------     ------     ------      ------
Investment Activities
 Net investment income..       0.13           0.32       0.32       0.32       0.28        0.23
 Net realized and
  unrealized gains
  (losses) from
  investments...........       0.77           1.47       1.34       2.02      (0.47)       0.15
                            -------         ------     ------     ------     ------      ------
  Total from Investment
   Activities...........       0.90           1.79       1.66       2.34      (0.19)       0.38
                            -------         ------     ------     ------     ------      ------
Distributions
 Net investment income..      (0.13)         (0.40)     (0.31)     (0.30)     (0.29)      (0.16)
 In excess of net
  investment income.....      (0.01)            --         --         --         --          --
 Net realized gains.....      (1.47)         (0.71)     (0.42)        --         --          --
 In excess of net
  realized gains........         --             --         --         --      (0.13)         --
                            -------         ------     ------     ------     ------      ------
  Total Distributions...      (1.61)         (1.11)     (0.73)     (0.30)     (0.42)      (0.16)
                            -------         ------     ------     ------     ------      ------
NET ASSET VALUE, END OF
 PERIOD.................    $ 12.55         $13.26     $12.58     $11.65     $ 9.61      $10.22
                            =======         ======     ======     ======     ======      ======
Total Return (excludes
 sales charge)..........       7.45 %(c)     15.38 %    15.10 %    24.85 %    (1.91)%      3.86 %(c)
RATIOS/SUPPLEMENTARY
 DATA:
 Net Assets at end of
  period (000)..........    $10,849         $9,923     $9,328     $8,348     $7,321      $1,978
 Ratio of expenses to
  average net assets....       1.26 %(d)      1.27 %     1.27 %     1.27 %     1.27 %      0.56 %(d)
 Ratio of net investment
  income to average net
  assets................       2.17 %(d)      2.57 %     2.79 %     2.98 %     2.77 %      3.42 %(d)
 Ratio of expenses to
  average net assets*...       1.36 %(d)      1.37 %     1.37 %     1.37 %     1.39 %      1.21 %(d)
 Ratio of net investment
  income to average net
  assets*...............       2.07 %(d)      2.47 %     2.69 %     2.88 %     2.65 %      2.77 %(d)
 Portfolio turnover**...      26.02 %        43.60 %    85.16 %    58.16 %    49.00 %     26.00 %

------
* During the period, certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated.
** Portfolio turnover is calculated on the basis of the fund as a whole without distinguishing between the classes of shares issued.
(a) On September 27, 1994, the Portfolio redesignated the Investor Shares as "Investor A" Shares, and authorized the issuance of a series of shares designated as "Investor B" Shares.
(b) Period from commencement of operations.
(c) Not annualized.
(d) Annualized.

                       See notes to financial statements

THE ARCH FUND, INC.
BALANCED PORTFOLIO
INVESTOR B SHARES

                              FINANCIAL HIGHLIGHTS

                                                YEARS ENDED      MARCH 1, 1995
                             SIX MONTHS        NOVEMBER 30,           TO
                               ENDED       --------------------- NOVEMBER 30,
                            MAY 31, 1998      1997       1996      1995 (a)
                            ------------   ---------- ---------- -------------
                             INVESTOR B    INVESTOR B INVESTOR B  INVESTOR B
                               SHARES        SHARES     SHARES      SHARES
                            ------------   ---------- ---------- -------------
NET ASSET VALUE, BEGINNING
 OF PERIOD................     $13.15        $12.49     $11.59      $10.13
                               ------        ------     ------      ------
Investment Activities
 Net investment income....       0.06          0.25       0.25        0.22
 Net realized and
  unrealized gains
  (losses) from
  investments.............       0.79          1.43       1.33        1.44
                               ------        ------     ------      ------
  Total from Investment
   Activities.............       0.85          1.68       1.58        1.66
                               ------        ------     ------      ------
Distributions
 Net investment income....      (0.06)        (0.26)     (0.26)      (0.20)
 In excess of net
  investment income.......      (0.04)        (0.05)        --          --
 Net realized gains.......      (1.47)        (0.71)     (0.42)         --
                               ------        ------     ------      ------
  Total Distributions.....      (1.57)        (1.02)     (0.68)      (0.20)
                               ------        ------     ------      ------
NET ASSET VALUE, END OF
 PERIOD...................     $12.43        $13.15     $12.49      $11.59
                               ======        ======     ======      ======
Total Return (excludes
 sales charge)............       7.08 %(c)    14.57 %    14.35 %     23.92 %(b)
RATIOS/SUPPLEMENTARY DATA:
 Net Assets at end of
  period (000)............     $  689        $  522     $  321      $   36
 Ratio of expenses to
  average net assets......       1.96 %(d)     1.96 %     1.96 %      1.93 %(c)
 Ratio of net investment
  income to average net
  assets..................       1.47 %(d)     1.85 %     2.09 %      2.28 %(c)
 Ratio of expenses to
  average net assets*.....       2.06 %(d)     2.06 %     2.06 %      2.03 %(c)
 Ratio of net investment
  income to average net
  assets*.................       1.37 %(d)     1.75 %     1.99 %      2.18 %(c)
 Portfolio turnover**.....      26.02 %       43.60 %    85.16 %     58.16 %

------
* During the period, certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated.
** Portfolio turnover is calculated on the basis of the fund as a whole without distinguishing between the classes of shares issued.
(a) Period from commencement of operations. On September 27, 1994, the
    Portfolio authorized the issuance of a series of shares designated as "Investor B" Shares.
(b) Represents total return for the Investor A Shares from December 1, 1994 to February 28, 1995 plus the total return for the Investor B Shares from March 1, 1995 to November 30, 1995.
(c) Not annualized.
(d) Annualized.

                       See notes to financial statements

THE ARCH FUND, INC.
BALANCED PORTFOLIO
TRUST SHARES

                              FINANCIAL HIGHLIGHTS

                                                                                    APRIL 1, 1993
                             SIX MONTHS        YEARS ENDED NOVEMBER 30,                  TO
                               ENDED        -------------------------------------   NOVEMBER 30,
                            MAY 31, 1998     1997      1996      1995      1994       1993 (a)
                            ------------    -------   -------   -------   -------   -------------
                               TRUST         TRUST     TRUST     TRUST     TRUST        TRUST
                               SHARES       SHARES    SHARES    SHARES    SHARES       SHARES
                            ------------    -------   -------   -------   -------   -------------
NET ASSET VALUE, BEGINNING
 OF PERIOD................    $ 13.27       $ 12.58   $ 11.64   $  9.62   $ 10.22      $ 10.00
                              -------       -------   -------   -------   -------      -------
Investment Activities
 Net investment income....       0.17          0.38      0.37      0.34      0.29         0.23
 Net realized and
  unrealized gains
  (losses) from
  Investments.............       0.75          1.45      1.34      2.02     (0.47)        0.15
                              -------       -------   -------   -------   -------      -------
  Total from Investment
   Activities.............       0.92          1.83      1.71      2.36     (0.18)        0.38
                              -------       -------   -------   -------   -------      -------
Distributions
 Net investment income....      (0.16)        (0.43)    (0.35)    (0.34)    (0.29)       (0.16)
 Net realized gains.......      (1.47)        (0.71)    (0.42)       --        --           --
 In excess of net realized
  gains...................         --            --        --        --     (0.13)          --
                              -------       -------   -------   -------   -------      -------
  Total Distributions.....      (1.63)        (1.14)    (0.77)    (0.34)    (0.42)       (0.16)
                              -------       -------   -------   -------   -------      -------
NET ASSET VALUE, END OF
 PERIOD...................    $ 12.56       $ 13.27   $ 12.58   $ 11.64   $  9.62      $ 10.22
                              =======       =======   =======   =======   =======      =======
Total Return..............       7.61 %(b)    15.81 %   15.56 %   24.97 %   (1.81)%      (3.86)%(b)
RATIOS/SUPPLEMENTARY DATA:
 Net Assets at end of
  period (000)............    $45,172       $54,299   $61,821   $72,669   $65,288      $69,720
 Ratio of expenses to
  average net assets......       0.96 %(c)     0.97 %    0.97 %    0.98 %    0.97 %       0.56 %(c)
 Ratio of net investment
  income to average net
  assets..................       2.49 %(c)     2.87 %    3.08 %    3.29 %    3.04 %       3.42 %(c)
 Ratio of expenses to
  average net assets*.....       1.36 %(c)     1.37 %    1.07 %    1.08 %    1.39 %       1.21 %(c)
 Ratio of net investment
  income to average net
  assets*.................       2.09 %(c)     2.47 %    2.98 %    3.19 %    2.63 %       2.77 %(c)
 Portfolio turnover**.....      26.02 %       43.60 %   85.16 %   58.16 %   49.00 %      26.00 %

------
* During the period, certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated.
** Portfolio turnover is calculated on the basis of the fund as a whole without distinguishing between the classes of shares issued.
(a) Period from commencement of operations.
(b) Not Annualized.
(c) Annualized.
                       See notes to financial statements

THE ARCH FUND, INC.
BALANCED PORTFOLIO
INSTITUTIONAL SHARES

                             FINANCIAL HIGHLIGHTS

                                                                                                  APRIL 1, 1993
                           SIX MONTHS                    YEARS ENDED NOVEMBER 30,                      TO
                              ENDED       ------------------------------------------------------- NOVEMBER 30,
                          MAY 31, 1998        1997          1996          1995        1994 (a)      1993 (b)
                          -------------   ------------- ------------- ------------- ------------- -------------
                          INSTITUTIONAL   INSTITUTIONAL INSTITUTIONAL INSTITUTIONAL INSTITUTIONAL   INVESTOR
                             SHARES           SHARE        SHARES        SHARES        SHARES        SHARES
                          -------------   ------------- ------------- ------------- ------------- -------------
NET ASSET VALUE,
 BEGINNING OF PERIOD....     $ 13.23         $ 12.54       $ 11.62       $  9.60       $ 10.22       $10.00
                             -------         -------       -------       -------       -------       ------
Investment Activities
 Net investment income..        0.12            0.31          0.32          0.31          0.28         0.23
 Net realized and
  unrealized gains
  (losses) from
  investments...........        0.78            1.49          1.34          2.02         (0.48)        0.15
                             -------         -------       -------       -------       -------       ------
  Total from Investment
   Activities...........        0.90            1.80          1.66          2.33         (0.20)        0.38
                             -------         -------       -------       -------       -------       ------
Distributions
 Net investment income..       (0.11)          (0.37)        (0.32)        (0.31)        (0.29)       (0.16)
 In excess of net
  investment income.....       (0.03)          (0.03)           --            --            --           --
 Net realized gains.....       (1.47)          (0.71)        (0.42)           --            --           --
 In excess of net
  realized gains........          --              --            --            --         (0.13)          --
                             -------         -------       -------       -------       -------       ------
  Total Distributions...       (1.61)          (1.11)        (0.74)        (0.31)        (0.42)       (0.16)
                             -------         -------       -------       -------       -------       ------
NET ASSET VALUE, END OF
 PERIOD.................     $ 12.52         $ 13.23       $ 12.54       $ 11.62       $  9.60       $10.22
                             =======         =======       =======       =======       =======       ======
Total Return............        7.48 %(c)      15.52 %       15.08 %       24.67 %       (2.00)%       3.86 %(c)
RATIOS/SUPPLEMENTARY
 DATA:
 Net Assets at end of
  period (000)..........     $72,382         $61,655       $54,731       $36,827       $22,723       $1,978
 Ratio of expenses to
  average net assets....        1.26 %(d)       1.27 %        1.27 %        1.27 %        1.27 %       0.56 %(d)
 Ratio of net investment
  income to average net
  assets................        2.17 %(d)       2.56 %        2.78 %        2.97 %        2.77 %       3.42 %(d)
 Ratio of expenses to
  average net assets*...        1.36 %(d)       1.37 %        1.37 %        1.37 %        1.40 %       1.21 %(d)
 Ratio of net investment
  income to average net
  assets*...............        2.07 %(d)       2.46 %        2.68 %        2.87 %        2.64 %       2.77 %(d)
 Portfolio turnover**...       26.02 %         43.60 %       85.16 %       58.16 %       49.00 %      26.00 %

------
* During the period, certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated.
** Portfolio turnover is calculated on the basis of the fund as a whole without distinguishing between the classes of shares issued.
(a) Period from commencement of operations.
(b) The Balanced Portfolio issued a series of shares designated as "Investor" Shares on April 1, 1993. In addition, on January 3, 1994, the Portfolio issued a new series of shares designated as "Institutional" Shares. The financial highlights presented for periods prior to January 3, 1994 represent financial highlights applicable to the Investor Shares.
(c) Not annualized.
(d) Annualized.

                       See notes to financial statements

THE ARCH FUND, INC.
GOVERNMENT & CORPORATE BOND PORTFOLIO
INVESTOR A SHARES

                              FINANCIAL HIGHLIGHTS

                           SIX MONTHS                  YEARS ENDED NOVEMBER 30,
                             ENDED       -----------------------------------------------------
                          MAY 31, 1998      1997       1996       1995      1994 (a)    1993
                          ------------   ---------- ---------- ----------- ---------- --------
                           INVESTOR A    INVESTOR A INVESTOR A INVESTOR A  INVESTOR A INVESTOR
                             SHARES        SHARES     SHARES     SHARES      SHARES    SHARES
                          ------------   ---------- ---------- ----------- ---------- --------
NET ASSET VALUE,
 BEGINNING OF PERIOD....     $10.35        $10.34     $10.53     $ 9.64      $10.65    $10.26
                             ------        ------     ------     ------      ------    ------
Investment Activities
 Net investment income..       0.28          0.56       0.64       0.61        0.60      0.64
 Net realized and
  unrealized gains
  (losses) from
  investments...........       0.10          0.01      (0.19)      0.89       (0.94)     0.39
                             ------        ------     ------     ------      ------    ------
  Total from Investment
   Activities...........       0.38          0.57       0.45       1.50       (0.34)     1.03
                             ------        ------     ------     ------      ------    ------
Distributions
 Net investment income..      (0.28)        (0.56)     (0.64)     (0.61)      (0.60)    (0.64)
 In excess of net
  investment income.....         --            --         --         --       (0.07)       --
                             ------        ------     ------     ------      ------    ------
  Total Distributions...      (0.28)        (0.56)     (0.64)     (0.61)      (0.67)    (0.64)
                             ------        ------     ------     ------      ------    ------
NET ASSET VALUE, END OF
 PERIOD.................     $10.45        $10.35     $10.34     $10.53      $ 9.64    $10.65
                             ======        ======     ======     ======      ======    ======
Total Return (excludes
 sales charge)..........       3.76 %(b)     5.78 %     4.51 %    15.98 %     (3.32)%   10.23 %
RATIOS/SUPPLEMENTARY
 DATA:
 Net Assets at end of
  period (000)..........     $4,599        $4,774     $4,915     $5,496      $5,167    $3,737
 Ratio of expenses to
  average net assets....       0.96 %(c)     0.95 %     0.95 %     0.95 %      0.95 %    0.95 %
 Ratio of net investment
  income to average net
  assets................       5.48 %(c)     5.46 %     6.06 %     6.03 %      6.00 %    6.00 %
 Ratio of expenses to
  average net assets*...       1.06 %(c)     1.05 %     1.05 %     1.05 %      1.05 %    1.05 %
 Ratio of net investment
  income to average net
  assets*...............       5.38 %(c)     5.36 %     5.96 %     5.93 %      5.90 %    5.90 %
 Portfolio turnover**...      33.35 %      140.72 %   149.20 %    59.32 %     50.00 %   31.00 %

------
* During the period, certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated.
** Portfolio turnover is calculated on the basis of the fund as a whole without distinguishing between the classes of shares issued.
(a) On September 27, 1994, the Portfolio redesignated the Investor Shares as "Investor A" Shares, and authorized the issuance of a series of shares designated as "Investor B" Shares.
(b) Not annualized.
(c) Annualized.

                       See notes to financial statements

THE ARCH FUND, INC.
GOVERNMENT & CORPORATE BOND PORTFOLIO
INVESTOR B SHARES

                             FINANCIAL HIGHLIGHTS

                                                YEARS ENDED        MARCH 1, 1995
                             SIX MONTHS        NOVEMBER 30,             TO
                               ENDED       ----------------------   NOVEMBER 30
                            MAY 31, 1998      1997        1996       1995 (a)
                            ------------   ----------  ----------  -------------
                             INVESTOR B    INVESTOR B  INVESTOR B   INVESTOR B
                               SHARES        SHARES      SHARES       SHARES
                            ------------   ----------  ----------  -------------
NET ASSET VALUE, BEGINNING
 OF PERIOD................     $10.37       $ 10.34     $ 10.53       $ 9.92
                               ------       -------     -------       ------
Investment Activities
 Net investment income....       0.25          0.49        0.57         0.38
 Net realized and
  unrealized gains
  (losses) from
  investments.............       0.10          0.03       (0.19)        0.61
                               ------       -------     -------       ------
  Total from Investment
   Activities.............       0.35          0.52        0.38         0.99
                               ------       -------     -------       ------
Distributions
 Net investment income....      (0.25)        (0.49)      (0.57)       (0.38)
                               ------       -------     -------       ------
  Total Distributions.....      (0.25)        (0.49)      (0.57)       (0.38)
                               ------       -------     -------       ------
NET ASSET VALUE, END OF
 PERIOD...................     $10.47       $ 10.37     $ 10.34       $10.53
                               ======       =======     =======       ======
Total Return (excludes
 sales charge)............       3.39 %(c)     5.26 %      3.79 %      15.27 %(b)
RATIOS/SUPPLEMENTARY DATA:
 Net assets at end of
  period (000)............     $  578       $   545     $   511       $  106
 Ratio of expenses to
  average net assets......       1.66 %(d)     1.65 %      1.65 %       1.65 %(d)
 Ratio of net investment
  income to average net
  assets..................       4.77 %(d)     4.84 %      5.37 %       5.19 %(d)
 Ratio of expenses to
  average net assets*.....       1.76 %(d)     1.75 %      1.75 %       1.75 %(d)
 Ratio of net investment
  income to average net
  assets*.................       4.67 %(d)     4.74 %      5.27 %       5.09 %(d)
 Portfolio turnover**.....      33.35 %      140.72 %    149.20 %      59.32 %

------
* During the period, certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated.
** Portfolio turnover is calculated on the basis of the fund as a whole without distinguishing between the classes of shares issued.
(a) Period from commencement of operations. On September 27, 1994, the Portfolio redesignated the Investor Shares as "Investor A" Shares and authorized the issuance of a series of shares designated as "Investor B" Shares.
(b) Represents total return for the Investor A Shares from December 1, 1994 to February 28, 1995 plus the total return for the Investor B Shares from March 1, 1995 to November 30, 1995.
(c) Not annualized.
(d) Annualized.

                       See notes to financial statements

THE ARCH FUND, INC.
GOVERNMENT & CORPORATE BOND PORTFOLIO
TRUST SHARES

                              FINANCIAL HIGHLIGHTS

                             SIX MONTHS                 YEARS ENDED NOVEMBER
                               ENDED        ----------------------------------------------------
                            MAY 31, 1998      1997       1996       1995       1994       1993
                            ------------    --------   --------   --------   --------   --------
                               TRUST         TRUST      TRUST      TRUST      TRUST      TRUST
                               SHARES        SHARES     SHARES     SHARES     SHARES     SHARES
                            ------------    --------   --------   --------   --------   --------
NET ASSET VALUE, BEGINNING
 OF PERIOD................    $  10.37      $  10.34   $  10.53   $   9.64   $  10.65   $  10.26
                              --------      --------   --------   --------   --------   --------
Investment Activities
 Net investment income....        0.30          0.59       0.67       0.64       0.63       0.68
 Net realized and
  unrealized gains
  (losses) from
  Investments.............        0.09          0.03      (0.19)      0.89      (0.94)      0.39
                              --------      --------   --------   --------   --------   --------
  Total from Investment
   Activities.............        0.39          0.62       0.48       1.53      (0.31)      1.07
                              --------      --------   --------   --------   --------   --------
Distributions
 Net investment income....       (0.30)        (0.59)     (0.67)     (0.64)     (0.63)     (0.68)
 In excess of net realized
  gains...................          --            --         --         --      (0.07)        --
                              --------      --------   --------   --------   --------   --------
  Total Distributions.....       (0.30)        (0.59)     (0.67)     (0.64)     (0.70)     (0.68)
                              --------      --------   --------   --------   --------   --------
NET ASSET VALUE, END OF
 PERIOD...................    $  10.46      $  10.37   $  10.34   $  10.53   $   9.64   $  10.65
                              ========      ========   ========   ========   ========   ========
Total Return..............        3.81 %(a)     6.32 %     4.82 %    16.31 %    (3.03)%    10.55 %
RATIOS/SUPPLEMENTARY DATA:
 Net assets at end of
  period (000)............    $178,246      $172,637   $141,440   $127,741   $132,577   $149,674
 Ratio of expenses to
  average net assets......        0.66 %(b)     0.65 %     0.65 %     0.65 %     0.65 %     0.65 %
 Ratio of net investment
  income to average net
  assets..................        5.78 %(b)     5.85 %     6.36 %     6.32 %     6.25 %     6.32 %
 Ratio of expenses to
  average net assets*.....        1.06 %(b)     1.05 %     0.75 %     0.75 %     1.05 %     0.88 %
 Ratio of net investment
  income to average net
  assets*.................        5.38 %(b)     5.45 %     6.26 %     6.22 %     5.85 %     6.09 %
 Portfolio turnover**.....       33.35 %      140.72 %   149.20 %    59.32 %    50.00 %    31.00 %

------
* During the period, certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated.
** Portfolio turnover is calculated on the basis of the fund as a whole without distinguishing between the classes of shares issued.
(a) Not annualized.
(b) Annualized.

                       See notes to financial statements

THE ARCH FUND, INC.
GOVERNMENT & CORPORATE BOND PORTFOLIO
INSTITUTIONAL SHARES

                             FINANCIAL HIGHLIGHTS

                           SIX MONTHS                         YEARS ENDED NOVEMBER 30,
                              ENDED       ----------------------------------------------------------------
                          MAY 31, 1998        1997          1996          1995        1994 (a)      1993
                          -------------   ------------- ------------- ------------- ------------- --------
                          INSTITUTIONAL   INSTITUTIONAL INSTITUTIONAL INSTITUTIONAL INSTITUTIONAL INVESTOR
                             SHARES          SHARES        SHARES        SHARES        SHARES      SHARES
                          -------------   ------------- ------------- ------------- ------------- --------
NET ASSET VALUE,
 BEGINNING OF PERIOD....     $ 10.37         $ 10.34       $ 10.53       $ 9.64        $10.65      $10.26
                             -------         -------       -------       ------        ------      ------
Investment Activities
 Net investment income..        0.29            0.56          0.64         0.61          0.60        0.64
 Net realized and
  unrealized gains
  (losses) from
  investments...........        0.10            0.03         (0.19)        0.89         (0.94)       0.39
                             -------         -------       -------       ------        ------      ------
  Total from Investment
   Activities...........        0.39            0.59          0.45         1.50         (0.34)       1.03
                             -------         -------       -------       ------        ------      ------
Distributions
 Net investment income..       (0.29)          (0.56)        (0.64)       (0.61)        (0.60)      (0.64)
 In excess of net
  realized gains........          --              --            --           --         (0.07)         --
                             -------         -------       -------       ------        ------      ------
  Total Distributions...       (0.29)          (0.56)        (0.64)       (0.61)        (0.67)      (0.64)
                             -------         -------       -------       ------        ------      ------
NET ASSET VALUE, END OF
 PERIOD.................     $ 10.47         $ 10.37       $ 10.34       $10.53        $ 9.64      $10.65
                             =======         =======       =======       ======        ======      ======
Total Return............        3.75 %(b)       6.00 %        4.51 %      15.98 %       (3.32)%     10.23 %
RATIOS/SUPPLEMENTARY
 DATA:
 Net assets at end of
  period (000)..........     $19,471         $16,954       $14,875       $9,413        $5,965      $3,737
 Ratio of expenses to
  average net assets....        0.96 %(c)       0.95 %        0.95 %       0.95 %        0.96 %      0.95 %
 Ratio of net investment
  income to average net
  assets................        5.48 %(c)       5.55 %        6.06 %       6.01 %        6.03 %      6.00 %
 Ratio of expenses to
  average net assets*...        1.06 %(c)       1.05 %        1.05 %       1.05 %        1.07 %      1.05 %
 Ratio of net investment
  income to average net
  assets*...............        5.38 %(c)       5.45 %        5.96 %       5.91 %        5.92 %      5.90 %
 Portfolio turnover**...       33.35 %        140.72 %      149.20 %      59.32 %       50.00 %     31.00 %

------
* During the period, certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated.
** Portfolio turnover is calculated on the basis of the fund as a whole without distinguishing between the classes of shares issued.
(a) On January 3, 1994, the Portfolio issued a new series of shares which were designated as "Institutional" Shares. The financial highlights presented for the periods prior to January 3, 1994 represent financial highlights applicable to the Investor Shares.
(b) Not annualized.
(c) Annualized.

                       See notes to financial statements

THE ARCH FUND, INC.
U.S. GOVERNMENT SECURITIES PORTFOLIO
INVESTOR A SHARES

                              FINANCIAL HIGHLIGHTS

                           SIX MONTHS                  YEARS ENDED NOVEMBER 30,
                             ENDED       ----------------------------------------------------
                          MAY 31, 1998      1997       1996       1995     1994 (a)    1993
                          ------------   ---------- ---------- ---------- ---------- --------
                           INVESTOR A    INVESTOR A INVESTOR A INVESTOR A INVESTOR A INVESTOR
                             SHARES        SHARES     SHARES     SHARES     SHARES    SHARES
                          ------------   ---------- ---------- ---------- ---------- --------
NET ASSET VALUE,
 BEGINNING OF PERIOD....     $10.62        $10.67     $10.85     $10.05     $11.20    $10.80
                             ------        ------     ------     ------     ------    ------
Investment Activities
 Net investment income..       0.29          0.60       0.62       0.64       0.61      0.59
 Net realized and
  unrealized gains
  (losses) from
  investments...........       0.02         (0.07)     (0.15)      0.80      (1.00)     0.47
                             ------        ------     ------     ------     ------    ------
  Total from Investment
   Activities...........       0.31          0.53       0.47       1.44      (0.39)     1.06
                             ------        ------     ------     ------     ------    ------
Distributions
 Net investment income..      (0.29)        (0.58)     (0.62)     (0.64)     (0.61)    (0.59)
 In excess of net
  investment income.....         --            --      (0.03)        --         --        --
 Net realized gains.....         --            --         --         --         --     (0.07)
 In excess of net
  realized gains........         --            --         --         --      (0.18)       --
                             ------        ------     ------     ------     ------    ------
  Total Distributions...      (0.29)        (0.58)     (0.65)     (0.64)     (0.79)    (0.66)
                             ------        ------     ------     ------     ------    ------
NET ASSET VALUE, END OF
 PERIOD.................     $10.64        $10.62     $10.67     $10.85     $10.05    $11.20
                             ======        ======     ======     ======     ======    ======
Total Return (excludes
 sales charge)..........       2.93 %(b)     5.20 %     4.57 %    14.66 %    (3.14)%   10.03 %
RATIOS/SUPPLEMENTARY
 DATA:
 Net Assets at end of
  period (000)..........     $4,726        $5,181     $7,153     $8,179     $9,631    $9,567
 Ratio of expenses to
  average net assets....       0.97 %(c)     0.97 %     0.97 %     0.97 %     0.96 %    0.97 %
 Ratio of net investment
  income to average net
  assets................       5.42 %(c)     5.56 %     5.82 %     6.05 %     5.98 %    5.25 %
 Ratio of expenses to
  average net assets*...       1.07 %(c)     1.07 %     1.07 %     1.07 %     1.06 %    1.08 %
 Ratio of net investment
  income to average net
  assets*...............       5.32 %(c)     5.46 %     5.72 %     5.95 %     5.88 %    5.14 %
 Portfolio turnover**...      31.02 %      100.33 %    53.76 %    93.76 %    50.00 %   24.00 %

------
* During the period, certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated.
** Portfolio turnover is calculated on the basis of the fund as a whole without distinguishing between the classes of shares issued.
(a) On September 27, 1994, the Portfolio redesignated the Investor Shares as "Investor A" Shares, and authorized the issuance of a series of shares designated as "Investor B" Shares.
(b) Not annualized.
(c) Annualized.

                       See notes to financial statements

THE ARCH FUND, INC.
U.S. GOVERNMENT SECURITIES PORTFOLIO
INVESTOR B SHARES

                             FINANCIAL HIGHLIGHTS

                                                YEARS ENDED      MARCH 1, 1995
                             SIX MONTHS        NOVEMBER 30,           TO
                               ENDED       --------------------- NOVEMBER 30,
                            MAY 31, 1998      1997       1996      1995 (a)
                            ------------   ---------- ---------- -------------
                             INVESTOR B    INVESTOR B INVESTOR B  INVESTOR B
                               SHARES        SHARES     SHARES      SHARES
                            ------------   ---------- ---------- -------------
NET ASSET VALUE, BEGINNING
 OF PERIOD................     $10.61        $10.66     $10.84      $10.34
                               ------        ------     ------      ------
Investment Activities
 Net investment income....       0.25          0.51       0.55        0.31
 Net realized and
  unrealized gains
  (losses) from
  investments.............       0.02         (0.05)     (0.15)       0.50
                               ------        ------     ------      ------
  Total from Investment
   Activities.............       0.27          0.46       0.40        0.81
                               ------        ------     ------      ------
Distributions
 Net investment income....      (0.25)        (0.51)     (0.55)      (0.31)
 Net realized gains.......         --            --      (0.03)         --
                               ------        ------     ------      ------
  Total Distributions.....      (0.25)        (0.51)     (0.58)      (0.31)
                               ------        ------     ------      ------
NET ASSET VALUE, END OF
 PERIOD...................     $10.63        $10.61     $10.66      $10.84
                               ======        ======     ======      ======
Total Return (excludes
 sales charge)............       2.57 %(c)     4.47 %    3.85 %      12.85 %(b)
RATIOS/SUPPLEMENTARY DATA:
 Net Assets at end of pe-
  riod (000)..............     $  497        $  466     $  359      $   41
 Ratio of expenses to
  average net assets......       1.67 %(d)     1.67 %     1.66 %      1.68 %(d)
 Ratio of net investment
  income to average net
  assets..................       4.73 %(d)     4.84 %     5.06 %      5.37 %(d)
 Ratio of expenses to
  average net assets*.....       1.77 %(d)     1.77 %     1.76 %      1.78 %(d)
 Ratio of net investment
  income to average net
  assets*.................       4.63 %(d)     4.74 %     4.96 %      5.27 %(d)
 Portfolio turnover**.....      31.02 %      100.33 %    53.76 %     93.76 %

------
* During the period, certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated.
** Portfolio turnover is calculated on the basis of the fund as a whole without distinguishing between the classes of shares issued.
(a) Period from commencement of operations. On September 27, 1994, the
    Portfolio redesignated the Investor Shares as "Investor A" Shares, and authorized the issuance of a series of shares designated as "Investor B" Shares.
(b) Represents total return for the Investor A Shares from December 1, 1994 to February 28, 1995 plus the total return for the Investor B Shares from March 1, 1995 to November 30, 1995.
(c) Not annualized.
(d) Annualized.

                       See notes to financial statements

THE ARCH FUND, INC.
U.S. GOVERNMENT SECURITIES PORTFOLIO
TRUST SHARES

                              FINANCIAL HIGHLIGHTS

                           SIX MONTHS            YEARS ENDED NOVEMBER 30,
                             ENDED        -----------------------------------------------
                          MAY 31, 1998     1997      1996      1995      1994      1993
                          ------------    -------   -------   -------   -------   -------
                             TRUST         TRUST     TRUST     TRUST     TRUST     TRUST
                             SHARES       SHARES    SHARES    SHARES    SHARES    SHARES
                          ------------    -------   -------   -------   -------   -------
NET ASSET VALUE,
 BEGINNING OF PERIOD....    $ 10.62       $ 10.67   $ 10.85   $ 10.05   $ 11.20   $ 10.80
                            =======       =======   =======   =======   =======   =======
Investment Activities
 Net investment income..       0.30          0.61      0.66      0.67      0.66      0.62
 Net realized and
  unrealized gains
  (losses) from
  Investments...........       0.02         (0.05)    (0.15)     0.80     (0.97)     0.47
                            =======       =======   =======   =======   =======   =======
  Total from Investment
   Activities...........       0.32          0.56      0.51      1.47     (0.31)     1.09
                            =======       =======   =======   =======   =======   =======
Distributions
 Net investment income..      (0.30)        (0.61)    (0.66)    (0.67)    (0.66)    (0.62)
 Net realized gains.....                       --        --        --        --     (0.07)
 In excess of net
  realized gains........         --            --     (0.03)       --     (0.18)       --
                            =======       =======   =======   =======   =======   =======
  Total Distributions...      (0.30)        (0.61)    (0.69)    (0.67)    (0.84)    (0.69)
                            =======       =======   =======   =======   =======   =======
NET ASSET VALUE, END OF
 PERIOD.................    $ 10.64       $ 10.62   $ 10.67   $ 10.85   $ 10.05   $ 11.20
                            =======       =======   =======   =======   =======   =======
Total Return............       3.08 %(a)     5.51 %    4.88 %   15.00 %   (2.85)%   10.36 %
RATIOS/SUPPLEMENTARY
 DATA:
 Net Assets at end of
  period (000)..........    $94,110       $72,753   $60,079   $45,513   $33,166   $35,121
 Ratio of expenses to
  average net assets....       0.67 %(b)     0.67 %    0.67 %    0.67 %    0.66 %    0.67 %
 Ratio of net investment
  income to average net
  assets................       5.73 %(b)     5.84 %    6.10 %    6.36 %    6.25 %    5.57 %
 Ratio of expenses to
  average net assets*...       1.07 %(b)     1.07 %    0.77 %    0.77 %    1.06 %    0.91 %
 Ratio of net investment
  income to average net
  assets*...............       5.33 %(b)     5.44 %    6.00 %    6.26 %    5.85 %    5.33 %
 Portfolio turnover**...      31.02 %      100.33 %   53.67 %   93.76 %   50.00 %   24.00 %

------
* During the period, certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated.
** Portfolio turnover is calculated on the basis of the fund as a whole without distinguishing between the classes of shares issued.
(a) Not annualized.
(b) Annualized.

                       See notes to financial statements

THE ARCH FUND, INC.
U.S. GOVERNMENT SECURITIES PORTFOLIO
INSTITUTIONAL SHARES

                             FINANCIAL HIGHLIGHTS

                           SIX MONTHS                         YEARS ENDED NOVEMBER 30,
                              ENDED       ----------------------------------------------------------------
                          MAY 31, 1998        1997          1996          1995        1994 (a)      1993
                          -------------   ------------- ------------- ------------- ------------- --------
                          INSTITUTIONAL   INSTITUTIONAL INSTITUTIONAL INSTITUTIONAL INSTITUTIONAL INVESTOR
                             SHARES          SHARES        SHARES        SHARES        SHARES      SHARES
                          -------------   ------------- ------------- ------------- ------------- --------
NET ASSET VALUE,
 BEGINNING OF PERIOD....     $10.58          $10.64        $10.82        $10.02        $11.20      $10.80
                             ------          ------        ------        ------        ------      ------
Investment Activities
 Net investment income..       0.29            0.56          0.62          0.63          0.61        0.59
 Net realized and
  unrealized gains
  (losses) from
  investments...........       0.02           (0.04)        (0.15)         0.80         (1.00)       0.47
                             ------          ------        ------        ------        ------      ------
  Total from Investment
   Activities...........       0.31            0.52          0.47          1.43         (0.39)       1.06
                             ------          ------        ------        ------        ------      ------
Distributions
 Net investment income..      (0.29)          (0.58)        (0.62)        (0.63)        (0.61)      (0.59)
 In excess of net
  investment income.....         --              --            --            --         (0.18)         --
 Net realized gains.....         --              --            --            --            --       (0.07)
 In excess of net
  realized gains........         --              --         (0.03)           --            --          --
                             ------          ------        ------        ------        ------      ------
  Total Distributions...      (0.29)          (0.58)        (0.65)        (0.63)        (0.79)      (0.66)
                             ------          ------        ------        ------        ------      ------
NET ASSET VALUE, END OF
 PERIOD.................     $10.60          $10.58        $10.64        $10.82        $10.02      $11.20
                             ======          ======        ======        ======        ======      ======
Total Return............       2.93 %(b)       5.10 %        4.55 %       14.69 %       (3.46)%     10.03 %
RATIOS/SUPPLEMENTARY
 DATA:
 Net assets at end of
  period (000)..........     $6,251          $7,049        $2,232        $  667        $   51      $9,567
 Ratio of expenses to
  average net assets....       0.97 %(c)       0.97 %        0.96 %        0.97 %        0.95 %      0.97 %
 Ratio of net investment
  income to average net
  assets................       5.42 %(c)       5.52 %        5.75 %        5.91 %        6.54 %      5.25 %
 Ratio of expenses to
  average net assets*...       1.07 %(c)       1.07 %        1.06 %        1.07 %        1.16 %      1.08 %
 Ratio of net investment
  income to average net
  assets*...............       5.32 %(c)       5.42 %        5.65 %        5.81 %        6.33 %      5.14 %
 Portfolio turnover**...      31.02 %        100.33 %       53.76 %       93.76 %       50.00 %     24.00 %

------
* During the period, certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated.
** Portfolio turnover is calculated on the basis of the fund as a whole without distinguishing between the classes of shares issued.
(a) As of December 1, 1990, the Portfolio designated the existing series of shares as "Investor" Shares. In addition, on June 7, 1994, the Portfolio issued a new series of shares designated as "Institutional" Shares. The financial highlights presented for periods prior to June 7, 1994 represent financial highlights applicable to the Investor Shares.
(b) Not annualized.
(c) Annualized.

                       See notes to financial statements

THE ARCH FUND, INC.
SHORT-INTERMEDIATE MUNICIPAL PORTFOLIO
INVESTOR A SHARES

                              FINANCIAL HIGHLIGHTS

                                                YEARS ENDED      JULY 10, 1995
                             SIX MONTHS        NOVEMBER 30,           TO
                               ENDED       --------------------- NOVEMBER 30,
                            MAY 31, 1998      1997       1996      1995 (a)
                            ------------   ---------- ---------- -------------
                             INVESTOR A    INVESTOR A INVESTOR A  INVESTOR A
                               SHARES        SHARES     SHARES      SHARES
                            ------------   ---------- ---------- -------------
NET ASSET VALUE, BEGINNING
 OF PERIOD................     $10.11        $10.08     $10.08      $10.00
                               ------        ------     ------      ------
Investment Activities
 Net investment income....       0.18          0.37       0.40          --
 Net realized and
  unrealized gains
  (losses) from
  investments.............       0.05          0.03         --        0.08
                               ------        ------     ------      ------
  Total from Investment
   Activities.............       0.23          0.40       0.40        0.08
                               ------        ------     ------      ------
Distributions
 Net investment income....      (0.18)        (0.37)     (0.40)         --
                               ------        ------     ------      ------
  Total Distributions.....      (0.18)        (0.37)     (0.40)         --
                               ------        ------     ------      ------
NET ASSET VALUE, END OF
 PERIOD...................     $10.16        $10.11     $10.08      $10.08
                               ======        ======     ======      ======
Total Return (excludes
 sales charge)............       2.32 %(b)     4.12 %     4.02 %      0.80 %(b)
RATIOS/SUPPLEMENTARY DATA:
 Net Assets at end of
  period (000)............     $    1        $   16     $   51          -- (c)
 Ratio of expenses to
  average net assets......       0.85 %(d)     0.62 %     0.56 %      0.00 %(d)
 Ratio of net investment
  income to average net
  assets..................       3.58 %(d)     3.78 %     3.83 %      0.00 %(d)
 Ratio of expenses to
  average net assets*.....       1.34 %(d)     1.32 %     1.26 %      0.00 %(d)
 Ratio of net investment
  income to average net
  assets*.................       3.09 %(d)     3.08 %     3.13 %      0.00 %(d)
 Portfolio turnover**.....      15.44 %        0.00 %     0.00 %      0.00 %

------
* During the period, certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated.
** Portfolio turnover is calculated on the basis of the fund as a whole without distinguishing between the classes of shares issued.
(a) Period from commencement of operations.
(b) Not annualized.
(c) Only one Investor A Share, worth $10.08, was outstanding as of November 30, 1995.
(d) Annualized.

                       See notes to financial statements

THE ARCH FUND, INC.
SHORT-INTERMEDIATE MUNICIPAL PORTFOLIO
TRUST SHARES

                              FINANCIAL HIGHLIGHTS

                                                                   JULY 10,
                                                YEARS ENDED           1995
                               SIX MONTHS      NOVEMBER 30,            TO
                                 ENDED        -----------------   NOVEMBER 30,
                              MAY 31, 1998     1997      1996       1995 (a)
                              ------------    -------   -------   ------------
                                 TRUST         TRUST     TRUST       TRUST
                                 SHARES       SHARES    SHARES       SHARES
                              ------------    -------   -------   ------------
NET ASSET VALUE, BEGINNING
 OF PERIOD..................    $ 10.10       $ 10.07   $ 10.07     $ 10.00
                                -------       -------   -------     -------
Investment Activities
 Net investment income......       0.20          0.40      0.41        0.14
 Net realized and unrealized
  gains (losses) from
  investments...............       0.05          0.03        --        0.07
                                -------       -------   -------     -------
  Total from Investment Ac-
   tivities.................       0.25          0.43      0.41        0.21
                                -------       -------   -------     -------
Distributions
 Net investment income......      (0.20)        (0.40)    (0.41)      (0.14)
                                -------       -------   -------     -------
  Total Distributions.......      (0.20)        (0.40)    (0.41)      (0.14)
                                -------       -------   -------     -------
NET ASSET VALUE, END OF PE-
 RIOD.......................    $ 10.15       $ 10.10   $ 10.07     $ 10.07
                                =======       =======   =======     =======
Total Return................       2.46 %(b)     4.39 %    4.15 %      2.15 %(b)
RATIOS/SUPPLEMENTARY DATA:
 Net Assets at end of period
  (000).....................    $41,377       $30,454   $29,472     $23,754
 Ratio of expenses to
  average net assets........       0.52 %(c)     0.38 %    0.31 %      0.47 %(c)
 Ratio of net investment
  income to average net
  assets....................       3.88 %(c)     4.00 %    4.07 %      3.81 %(c)
 Ratio of expenses to
  average net assets*.......       1.26 %(c)     1.33 %    0.96 %      1.12 %(c)
 Ratio of net investment
  income to average net
  assets*...................       3.14 %(c)     3.05 %    3.42 %      3.16 %(c)
 Portfolio turnover**.......      15.44 %        0.00 %    0.00 %      0.00 %

------
* During the period, certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated.
** Portfolio turnover is calculated on the basis of the fund as a whole without distinguishing between the classes of shares issued.
(a) Period from commencement of operations.
(b) Not annualized.
(c) Annualized.

                       See notes to financial statements

THE ARCH FUND, INC.
MISSOURI TAX-EXEMPT BOND PORTFOLIO
INVESTOR A SHARES

                              FINANCIAL HIGHLIGHTS

                          SIX MONTHS          YEARS ENDED         SIX MONTHS
                            ENDED            NOVEMBER 30,           ENDED            YEARS ENDED MAY 31,
                           MAY 31,       ----------------------  NOVEMBER 30,    -------------------------------
                             1998           1997        1996       1995 (d)       1995 (a)     1994       1993
                          ----------     ----------  ----------  ------------    ----------  --------   --------
                          INVESTOR A     INVESTOR A  INVESTOR A   INVESTOR A     INVESTOR A  INVESTOR   INVESTOR
                            SHARES         SHARES      SHARES       SHARES         SHARES     SHARES     SHARES
                          ----------     ----------  ----------  ------------    ----------  --------   --------
NET ASSET VALUE,
 BEGINNING OF PERIOD....   $ 11.87        $ 11.69     $ 11.74      $ 11.52        $ 11.13    $ 11.54    $ 10.97
                           -------        -------     -------      -------        -------    -------    -------
Investment Activities
 Net investment income..      0.27           0.53        0.55         0.27           0.55       0.55       0.58
 Net realized and
  unrealized gains
  (losses) from
  investments...........      0.10           0.18       (0.05)        0.22           0.40      (0.37)      0.64
                           -------        -------     -------      -------        -------    -------    -------
  Total from Investment
   Activities...........      0.37           0.71        0.50         0.49           0.95       0.18       1.22
                           -------        -------     -------      -------        -------    -------    -------
Distributions
 Net investment income..     (0.27)         (0.53)      (0.55)       (0.27)         (0.55)     (0.55)     (0.58)
 Net realized gains.....        --             --          --           --          (0.01)     (0.04)     (0.07)
                           -------        -------     -------      -------        -------    -------    -------
  Total Distributions...     (0.27)         (0.53)      (0.55)       (0.27)         (0.56)     (0.59)     (0.65)
                           -------        -------     -------      -------        -------    -------    -------
NET ASSET VALUE, END OF
 PERIOD.................   $ 11.97        $ 11.87     $ 11.69      $ 11.74        $ 11.52    $ 11.13    $ 11.54
                           =======        =======     =======      =======        =======    =======    =======
Total Return (excludes
 sales charge)..........      3.10 %(b)      6.27 %      4.41 %       4.32 %(b)      8.91 %     1.53 %    11.40 %
RATIOS/SUPPLEMENTARY
 DATA:
 Net assets at end of
  period (000)..........   $23,608        $23,722     $25,144      $24,726        $24,318    $27,919    $23,223
 Ratio of expenses to
  average net assets....      0.87 %(c)      0.86 %      0.85 %       0.95 %(c)      0.84 %     0.65 %     0.63 %
 Ratio of net investment
  income to average net
  assets................      4.45 %(c)      4.57 %      4.75 %       4.64 %(c)      5.02 %     4.75 %     5.11 %
 Ratio of expenses to
  average net assets*...      1.07 %(c)      1.06 %      1.05 %       1.18 %(c)      1.18 %     1.12 %     1.18 %
 Ratio of net investment
  income to average net
  assets*...............      4.25 %(c)      4.37 %      4.55 %       4.44 %(c)      4.68 %     4.28 %     4.56 %
 Portfolio turnover**...      5.56 %         3.50 %      3.66 %       1.55 %           --      20.00 %    15.00 %

------
* During the period, certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated.
** Portfolio turnover is calculated on the basis of the fund as a whole without distinguishing between the classes of shares issued.
(a) On September 27, 1994, the Portfolio redesignated the Investor Shares as "Investor A" Shares, and authorized the issuance of a series of shares designated as "Investor B" Shares.
(b) Not annualized.
(c) Annualized.
(d) Upon reorganizing as a Portfolio of the ARCH Fund, Inc., the Missouri Tax-Exempt Bond Portfolio changed its fiscal year end from May 31 to November 30.

THE ARCH FUND, INC.
MISSOURI TAX-EXEMPT BOND PORTFOLIO
INVESTOR B SHARES

                             FINANCIAL HIGHLIGHTS

                                              YEARS ENDED       SIX MONTHS    MARCH 1, 1995
                           SIX MONTHS        NOVEMBER 30,         ENDED            TO
                             ENDED       --------------------- NOVEMBER 30,      MAY 31,
                          MAY 31, 1998      1997       1996      1995 (e)       1995 (a)
                          ------------   ---------- ---------- ------------   -------------
                           INVESTOR B    INVESTOR B INVESTOR B  INVESTOR B     INVESTOR B
                             SHARES        SHARES     SHARES      SHARES         SHARES
                          ------------   ---------- ---------- ------------   -------------
NET ASSET VALUE,
 BEGINNING OF PERIOD....     $11.86        $11.68     $11.74      $11.52         $11.19
                             ------        ------     ------      ------         ------
Investment Activities
 Net investment income..       0.22          0.44       0.45        0.22           0.11
 Net realized and
  unrealized gains
  (losses) from
  Investments...........       0.11          0.18      (0.06)       0.22           0.33
                             ------        ------     ------      ------         ------
  Total from Investment
   Activities...........       0.33          0.62       0.39        0.44           0.44
                             ------        ------     ------      ------         ------
Distributions
 Net investment income..      (0.22)        (0.44)     (0.45)      (0.22)         (0.11)
                             ------        ------     ------      ------         ------
  Total Distributions...      (0.22)        (0.44)     (0.45)      (0.22)         (0.11)
                             ------        ------     ------      ------         ------
NET ASSET VALUE, END OF
 PERIOD.................     $11.97        $11.86     $11.68      $11.74         $11.52
                             ======        ======     ======      ======         ======
Total Return (excludes
 sales charge)..........       2.78 %(b)     5.43 %     3.48 %      3.88 %(b)      8.61 %(c)
RATIOS/SUPPLEMENTARY
 DATA:
 Net Assets at end of
  period (000)..........     $2,046        $1,398     $  675      $  433         $   94
 Ratio of expenses to
  average net assets....       1.67 %(d)     1.66 %     1.65 %      1.77 %(d)      1.76 %(d)
 Ratio of net investment
  income to average net
  assets................       3.65 %(d)     3.76 %     3.96 %      3.82 %(d)      4.00 %(d)
 Ratio of expenses to
  average net assets*...       1.77 %(d)     1.76 %     1.75 %      1.87 %(d)      1.88 %(d)
 Ratio of net investment
  income to average net
  assets*...............       3.55 %(d)     3.66 %     3.86 %      3.72 %(d)      3.89 %(d)
 Portfolio turnover**...       5.56 %        3.50 %     3.66 %      1.55 %           --

------
* During the period, certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated.
** Portfolio turnover is calculated on the basis of the fund as a whole without distinguishing between the classes of shares issued.
(a) On September 27, 1994, the Portfolio redesignated Investor shares as "Investor A" shares and authorized the issuance of a third series of shares designated as "Investor B" shares. These financial highlights of Investor B Shares cover the period from March 1, 1995 (commencement of operations) through May 31, 1995.
(b) Not annualized.
(c) Represents total return for the Investor A Shares from June 1, 1994 to February 28, 1995, plus the total return for the Investor B Shares for the period from March 1, 1995 to May 31, 1995.
(d) Annualized.
(e) Upon reorganizing as a Portfolio of the ARCH Fund, Inc., the Missouri Tax-Exempt Bond Portfolio changed its fiscal year end from May 31 to November 30.

                       See notes to financial statements

THE ARCH FUND, INC.
MISSOURI TAX-EXEMPT BOND PORTFOLIO
TRUST SHARES

                              FINANCIAL HIGHLIGHTS

                                              YEARS ENDED        SIX MONTHS
                             SIX MONTHS      NOVEMBER 30,          ENDED          YEAR ENDED MAY 31,
                               ENDED        -----------------   NOVEMBER 30,    ---------------------------
                            MAY 31, 1998     1997      1996       1995 (c)       1995      1994      1993
                            ------------    -------   -------   ------------    -------   -------   -------
                               TRUST         TRUST     TRUST       TRUST         TRUST     TRUST     TRUST
                               SHARES       SHARES    SHARES       SHARES       SHARES    SHARES    SHARES
                            ------------    -------   -------   ------------    -------   -------   -------
NET ASSET VALUE, BEGINNING
 OF PERIOD................    $ 11.87       $ 11.69   $ 11.74     $ 11.52       $ 11.13   $ 11.54   $ 10.97
                              -------       -------   -------     -------       -------   -------   -------
Investment Activities
 Net investment income....       0.28          0.56      0.57        0.28          0.57      0.58      0.60
 Net realized and
  unrealized gains
  (losses) from
  investments.............       0.11          0.18     (0.05)       0.22          0.40     (0.37)     0.64
                              -------       -------   -------     -------       -------   -------   -------
  Total from Investment
   Activities.............       0.39          0.74      0.52        0.50          0.97      0.21      1.24
                              -------       -------   -------     -------       -------   -------   -------
Distributions
 Net investment income....      (0.28)        (0.56)    (0.57)      (0.28)        (0.57)    (0.58)    (0.60)
 Net realized gains.......         --            --        --          --         (0.01)    (0.04)    (0.07)
                              -------       -------   -------     -------       -------   -------   -------
  Total Distributions.....      (0.28)        (0.56)    (0.57)      (0.28)        (0.58)    (0.62)    (0.67)
                              -------       -------   -------     -------       -------   -------   -------
NET ASSET VALUE, END OF
 PERIOD...................    $ 11.98       $ 11.87   $ 11.69     $ 11.74       $ 11.52   $ 11.13   $ 11.54
                              =======       =======   =======     =======       =======   =======   =======
Total Return..............       3.29 %(a)     6.48 %    4.62 %      4.41 %(a)     9.12 %    1.73 %   11.70 %
RATIOS/SUPPLEMENTARY DATA:
 Net Assets at end of
  period (000)............    $80,000       $75,431   $55,905     $47,773       $44,336   $47,743   $32,777
 Ratio of expenses to
  average net assets......       0.67 %(b)     0.66 %    0.65 %      0.78 %(b)     0.64 %    0.45 %    0.43 %
 Ratio of net investment
  income to average net
  assets..................       4.65 %(b)     4.76 %    4.95 %      4.83 %(b)     5.22 %    4.96 %    5.30 %
 Ratio of expenses to
  average net assets*.....       1.07 %(b)     1.06 %    0.75 %      0.88 %(b)     1.16 %    1.13 %    0.98 %
 Ratio of net investment
  income to Average net
  assets*.................       4.25 %(b)     4.36 %    4.85 %      4.73 %(b)     4.70 %    4.28 %    4.75 %
 Portfolio turnover**.....       5.56 %        3.50 %    3.66 %      1.55 %          --     20.00 %   15.00 %

------
* During the period, certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated.
** Portfolio turnover is calculated on the basis of the fund as a whole without distinguishing between the classes of shares issued.
(a) Not annualized.
(b) Annualized.
(c) Upon reorganizing as a Portfolio of the ARCH Fund, Inc., the Missouri Tax-Exempt Bond Portfolio changed its fiscal year end from May 31 to November 30.

                       See notes to financial statements

THE ARCH FUND, INC.
NATIONAL MUNICIPAL BOND PORTFOLIO
INVESTOR A SHARES

                              FINANCIAL HIGHLIGHTS

                           SIX MONTHS                        NOVEMBER 18, 1996
                             ENDED          YEAR ENDED              TO
                          MAY 31, 1998   NOVEMBER 30, 1997 NOVEMBER 30, 1996 (a)
                          ------------   ----------------- ---------------------
                           INVESTOR A       INVESTOR A          INVESTOR A
                             SHARES           SHARES              SHARES
                          ------------   ----------------- ---------------------
NET ASSET VALUE,
 BEGINNING OF PERIOD....     $10.27           $10.05              $10.00
                             ------           ------              ------
Investment Activities
 Net investment income..       0.23             0.52                0.02
 Net realized and
  unrealized gains
  (losses) from
  investments...........       0.15             0.22                0.05
                             ------           ------              ------
  Total from Investment
   Activities...........       0.38             0.74                0.07
                             ------           ------              ------
Distributions
 Net investment income..      (0.23)           (0.52)              (0.02)
 Net realized gains.....      (0.34)              --                  --
 In excess of net
  realized gains........      (0.01)              --                  --
                             ------           ------              ------
  Total Distributions...      (0.58)           (0.52)              (0.02)
                             ------           ------              ------
NET ASSET VALUE, END OF
 PERIOD.................     $10.07           $10.27              $10.05
                             ======           ======              ======
Total Return (excludes
 sales charge)..........       3.85 %(b)        7.61 %              0.73 %(b)
RATIOS/SUPPLEMENTARY
 DATA:
 Net Assets at end of
  period (000)..........     $1,160           $  717              $    1
 Ratio of expenses to
  average net assets....       0.61 %(c)        0.35 %              0.37 %(c)
 Ratio of net investment
  income to average net
  assets................       4.52 %(c)        4.71 %              9.08 %(c)
 Ratio of expenses to
  average net assets*...       1.22 %(c)        1.17 %              1.07 %(c)
 Ratio of net investment
  income to average net
  assets*...............       3.91 %(c)        3.89 %              8.38 %(c)
 Portfolio turnover**...      15.11 %          83.94 %                --

------
* During the period, certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated.
** Portfolio turnover is calculated on the basis of the fund as a whole without distinguishing between the classes of shares issued.
(a) Period from commencement of operations.
(b) Not annualized.
(c) Annualized.

                       See notes to financial statements

THE ARCH FUND, INC.
NATIONAL MUNICIPAL BOND PORTFOLIO
INVESTOR B SHARES

                              FINANCIAL HIGHLIGHTS

                           SIX MONTHS                        NOVEMBER 18, 1996
                             ENDED          YEAR ENDED              TO
                          MAY 31, 1998   NOVEMBER 30, 1997 NOVEMBER 30, 1996 (a)
                          ------------   ----------------- ---------------------
                           INVESTOR B       INVESTOR B          INVESTOR B
                             SHARES           SHARES              SHARES
                          ------------   ----------------- ---------------------
NET ASSET VALUE,
 BEGINNING OF PERIOD....     $10.29           $10.05              $10.00
                             ------           ------              ------
Investment Activities
 Net investment income..       0.19             0.44                0.02
 Net realized and
  unrealized gains
  (losses) from
  investments...........       0.15             0.24                0.05
                             ------           ------              ------
  Total from Investment
   Activities...........       0.34             0.68                0.07
                             ------           ------              ------
Distributions
 Net investment income..      (0.19)           (0.44)              (0.02)
 Net realized gains.....      (0.12)              --                  --
 In excess of net
  realized gains........      (0.23)              --                  --
                             ------           ------              ------
  Total Distributions...      (0.54)           (0.44)              (0.02)
                             ------           ------              ------
NET ASSET VALUE, END OF
 PERIOD.................     $10.09           $10.29              $10.05
                             ======           ======              ======
Total Return (excludes
 sales charge)..........       3.43 %(b)        7.01 %              0.70 %(b)
RATIOS/SUPPLEMENTARY
 DATA:
 Net Assets at end of
  period (000)..........     $  372           $  408              $    1
 Ratio of expenses to
  average net assets....       1.34 %(c)        1.17 %              1.10 %(c)
 Ratio of net investment
  income to average net
  assets................       3.80 %(c)        4.08 %              8.35 %(c)
 Ratio of expenses to
  average net assets*...       1.86 %(c)        1.89 %              1.80 %(c)
 Ratio of net investment
  income to average net
  assets*...............       3.28 %(c)        3.36 %              7.65 %(c)
 Portfolio turnover**...      15.11 %          83.94 %                --

------
* During the period, certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated.
** Portfolio turnover is calculated on the basis of the fund as a whole without distinguishing between the classes of shares issued.
(a) Period from commencement of operations.
(b) Not annualized.
(c) Annualized.

                       See notes to financial statements

THE ARCH FUND, INC.
NATIONAL MUNICIPAL BOND PORTFOLIO
TRUST SHARES

                              FINANCIAL HIGHLIGHTS

                           SIX MONTHS                         NOVEMBER 18, 1996
                             ENDED           YEAR ENDED              TO
                          MAY 31, 1998    NOVEMBER 30, 1997 NOVEMBER 30, 1996 (a)
                          ------------    ----------------- ---------------------
                             TRUST              TRUST               TRUST
                             SHARES            SHARES              SHARES
                          ------------    ----------------- ---------------------
NET ASSET VALUE,
 BEGINNING OF PERIOD....    $  10.28          $  10.05            $  10.00
                            --------          --------            --------
Investment Activities
 Net investment income..        0.24              0.54                0.02
 Net realized and
  unrealized gains
  (losses) from
  investments...........        0.15              0.23                0.05
                            --------          --------            --------
  Total from Investment
   Activities...........        0.39              0.77                0.07
                            --------          --------            --------
Distributions
 Net investment income..       (0.24)            (0.54)              (0.02)
 Net realized gains.....       (0.35)               --                  --
                            --------          --------            --------
  Total Distributions...       (0.59)            (0.54)              (0.02)
                            --------          --------            --------
NET ASSET VALUE, END OF
 PERIOD.................    $  10.08          $  10.28            $  10.05
                            ========          ========            ========
Total Return............        3.95 %(b)         7.97 %              0.74 %(b)
RATIOS/SUPPLEMENTARY
 DATA:
 Net Assets at end of
  period (000)..........    $368,717          $366,889            $310,413
 Ratio of expenses to
  average net assets....        0.35 %(c)         0.14 %              0.12 %(c)
 Ratio of net investment
  income to average net
  assets................        4.79 %(c)         5.38 %              5.77 %(c)
 Ratio of expenses to
  average net assets*...        1.17 %(c)         1.17 %              0.82 %(c)
 Ratio of net investment
  income to average net
  assets*...............        3.97 %(c)         4.35 %              5.07 %(c)
 Portfolio turnover**...       15.11 %           83.94 %                --

------
* During the period, certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated.
** Portfolio turnover is calculated on the basis of the fund as a whole without distinguishing between the classes of shares issued.
(a) Period from commencement of operations.
(b) Not annualized.
(c) Annualized.

                       See notes to financial statements

THE ARCH FUND, INC.
INTERMEDIATE CORPORATE BOND PORTFOLIO
INVESTOR A SHARES

                              FINANCIAL HIGHLIGHTS

                                             SIX MONTHS      FEBRUARY 10, 1997
                                               ENDED                TO
                                            MAY 31, 1998   NOVEMBER 30, 1997 (a)
                                            ------------   ---------------------
                                             INVESTOR A         INVESTOR A
                                               SHARES             SHARES
                                            ------------   ---------------------
NET ASSET VALUE, BEGINNING OF PERIOD......     $10.11             $10.00
                                               ------             ------
Investment Activities
 Net investment income....................       0.31               0.52
 Net realized and unrealized gains
  (losses) from investments...............       0.07               0.11
                                               ------             ------
  Total from Investment Activities........       0.38               0.63
                                               ------             ------
Distributions
 Net investment income....................      (0.31)             (0.52)
 In excess of net realized gains..........      (0.11)                --
                                               ------             ------
  Total Distributions.....................      (0.42)             (0.52)
                                               ------             ------
NET ASSET VALUE, END OF PERIOD............     $10.07             $10.11
                                               ======             ======
Total Return (excludes sales charge)......       3.90 %(b)          6.48 %(b)
RATIOS/SUPPLEMENTARY DATA:
 Net Assets at the end of period (000)....     $  251             $  277
 Ratio of expenses to average net assets..       0.69 %(c)          0.58 %(c)
 Ratio of net investment income to average
  net assets..............................       6.21 %(c)          6.52 %(c)
 Ratio of expenses to average net assets*.       1.20 %(c)          1.31 %(c)
 Ratio of net investment income to average
  net assets*.............................       5.70 %(c)          5.79 %(c)
 Portfolio turnover**.....................       4.24 %            61.98 %

------
* During the period, certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated.
** Portfolio turnover is calculated on the basis of the fund as a whole without distinguishing between the classes of shares issued.
(a) Period from commencement of operations.
(b) Not annualized.
(c) Annualized.

                       See notes to financial statements

THE ARCH FUND, INC.
INTERMEDIATE CORPORATE BOND PORTFOLIO
TRUST SHARES

                              FINANCIAL HIGHLIGHTS

                                             SIX MONTHS       FEBRUARY 10, 1997
                                               ENDED                 TO
                                            MAY 31, 1998    NOVEMBER 30, 1997 (a)
                                            ------------    ---------------------
                                               TRUST                TRUST
                                               SHARES              SHARES
                                            ------------    ---------------------
NET ASSET VALUE, BEGINNING OF PERIOD......    $ 10.11              $ 10.00
                                              -------              -------
Investment Activities
 Net investment income....................       0.33                 0.53
 Net realized and unrealized gains
  (losses) from investments...............       0.07                 0.11
                                              -------              -------
  Total from Investment Activities........       0.40                 0.64
                                              -------              -------
Distributions
 Net investment income....................      (0.33)               (0.53)
 Net realized gains.......................      (0.11)                  --
                                              -------              -------
  Total Distributions.....................      (0.44)               (0.53)
                                              -------              -------
NET ASSET VALUE, END OF PERIOD............    $ 10.07              $ 10.11
                                              =======              =======
Total Return..............................       4.05 %(b)            6.65 %(b)
RATIOS/SUPPLEMENTARY DATA:
 Net assets at the end of period (000)....    $53,479              $44,443
 Ratio of expenses to average net assets..       0.40 %(c)            0.29 %(c)
 Ratio of net investment income to average
  net assets..............................       6.50 %(c)            6.90 %(c)
 Ratio of expenses to average net assets*.       1.21 %(c)            1.32 %(c)
 Ratio of net investment income to average
  net assets*.............................       5.69 %(c)            5.87 %(c)
 Portfolio turnover**.....................       4.24 %              61.98 %

------
* During the period, certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated.
** Portfolio turnover is calculated on the basis of the fund as a whole without distinguishing between the classes of shares issued.
(a) Period from commencement of operations.
(b) Not annualized.
(c) Annualized.

                       See notes to financial statements

THE ARCH FUND, INC.
INTERMEDIATE CORPORATE BOND PORTFOLIO
INSTITUTIONAL SHARES

                              FINANCIAL HIGHLIGHTS

                                             SIX MONTHS       FEBRUARY 10, 1997
                                                ENDED                TO
                                            MAY 31, 1998    NOVEMBER 30, 1997 (a)
                                            -------------   ---------------------
                                            INSTITUTIONAL       INSTITUTIONAL
                                               SHARES              SHARES
                                            -------------   ---------------------
NET ASSET VALUE, BEGINNING OF PERIOD......     $10.11              $10.00
                                               ------              ------
Investment Activities
 Net investment income....................       0.32                0.53
 Net realized and unrealized gains
  (losses) from investments...............       0.07                0.11
                                               ------              ------
  Total from Investment Activities........       0.39                0.64
                                               ------              ------
Distributions
 Net investment income....................      (0.32)              (0.53)
 Net realized gains.......................      (0.11)                 --
                                               ------              ------
  Total Distributions.....................      (0.43)              (0.53)
                                               ------              ------
NET ASSET VALUE, END OF PERIOD............     $10.07              $10.11
                                               ======              ======
Total Return..............................       4.00 %(b)           6.60 %(b)
RATIOS/SUPPLEMENTARY DATA:
 Net Assets at the end of period (000)....     $1,070              $   27
 Ratio of expenses to average net assets..       0.98 %(c)           0.29 %(c)
 Ratio of net investment income to average
  net assets..............................       5.89 %(c)           7.06 %(c)
 Ratio of expenses to average net assets*.       1.52 %(c)           1.31 %(c)
 Ratio of net investment income to average
  net assets*.............................       5.35 %(c)           6.04 %(c)
 Portfolio turnover**.....................       4.24 %             61.98 %

------
* During the period, certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated.
** Portfolio turnover is calculated on the basis of the fund as a whole without distinguishing between the classes of shares issued.
(a) Period from commencement of operations.
(b) Not annualized.
(c) Annualized.

                       See notes to financial statements

THE ARCH FUND, INC.
BOND INDEX PORTFOLIO
INVESTOR A SHARES

                              FINANCIAL HIGHLIGHTS

                                             SIX MONTHS      FEBRUARY 10, 1997
                                               ENDED                TO
                                            MAY 31, 1998   NOVEMBER 30, 1997 (a)
                                            ------------   ---------------------
                                             INVESTOR A         INVESTOR A
                                               SHARES             SHARES
                                            ------------   ---------------------
NET ASSET VALUE, BEGINNING OF PERIOD......     $10.17             $10.00
                                               ------             ------
Investment Activities
 Net investment income....................       0.32               0.50
 Net realized and unrealized gains
  (losses) from investments...............       0.07               0.17
                                               ------             ------
  Total from Investment Activities........       0.39               0.67
                                               ------             ------
Distributions
 Net investment income....................      (0.32)             (0.50)
 Net realized gains.......................      (0.03)                --
                                               ------             ------
  Total Distributions.....................      (0.35)             (0.50)
                                               ------             ------
NET ASSET VALUE, END OF PERIOD............     $10.21             $10.17
                                               ======             ======
Total Return (excludes sales charge)......       3.89 %(b)          6.93 %(b)
RATIOS/SUPPLEMENTARY DATA:
 Net Assets at the end of period (000)....     $  161             $   55
 Ratio of expenses to average net assets..       0.62 %(c)          0.54 %(c)
 Ratio of net investment income to average
  net assets..............................       6.15 %(c)          6.71 %(c)
 Ratio of expenses to average net assets*.       0.93 %(c)          0.95 %(c)
 Ratio of net investment income to average
  net assets*.............................       5.84 %(c)          6.30 %(c)
 Portfolio turnover**.....................      21.12 %            46.16 %

------
* During the period, certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated.
** Portfolio turnover is calculated on the basis of the fund as a whole without distinguishing between the classes of shares issued.
(a) Period from commencement of operations.
(b) Not annualized.
(c) Annualized.

                       See notes to financial statements

THE ARCH FUND, INC.
BOND INDEX PORTFOLIO
TRUST SHARES

                              FINANCIAL HIGHLIGHTS

                                            SIX MONTHS       FEBRUARY 10, 1997
                                              ENDED                 TO
                                           MAY 31, 1998    NOVEMBER 30, 1997 (a)
                                           ------------    ---------------------
                                              TRUST                TRUST
                                              SHARES              SHARES
                                           ------------    ---------------------
NET ASSET VALUE, BEGINNING OF PERIOD.....    $  10.16            $  10.00
                                             --------            --------
Investment Activities
 Net investment income...................        0.32                0.53
 Net realized and unrealized gains
  (losses) from investments..............        0.08                0.16
                                             --------            --------
  Total from Investment Activities.......        0.40                0.69
                                             --------            --------
Distributions
 Net investment income...................       (0.32)              (0.53)
 In excess of net investment income......       (0.01)                 --
 Net realized gains......................       (0.03)                 --
                                             --------            --------
  Total Distributions....................       (0.36)              (0.53)
                                             --------            --------
NET ASSET VALUE, END OF PERIOD...........    $  10.20            $  10.16
                                             ========            ========
Total Return.............................        4.05 %(b)           7.15 %(b)
RATIOS/SUPPLEMENTARY DATA:
 Net Assets at the end of period (000)...    $150,234            $138,319
 Ratio of expenses to average net assets.        0.30 %(c)           0.23 %(c)
 Ratio of net investment income to
  average net assets.....................        6.49 %(c)           6.92 %(c)
 Ratio of expenses to average net
  assets*................................        0.91 %(c)           0.94 %(c)
 Ratio of net investment income to
  average net assets*....................        5.88 %(c)           6.21 %(c)
 Portfolio turnover**....................       21.12 %             46.16 %

------
* During the period, certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated.
** Portfolio turnover is calculated on the basis of the fund as a whole without distinguishing between the classes of shares issued.
(a) Period from commencement of operations.
(b) Not annualized.
(c) Annualized.

                       See notes to financial statements

THE ARCH FUND, INC.
BOND INDEX PORTFOLIO
INSTITUTIONAL SHARES

                              FINANCIAL HIGHLIGHTS

                                             SIX MONTHS       FEBRUARY 10, 1997
                                                ENDED                TO
                                            MAY 31, 1998    NOVEMBER 30, 1997 (a)
                                            -------------   ---------------------
                                            INSTITUTIONAL       INSTITUTIONAL
                                               SHARES              SHARES
                                            -------------   ---------------------
NET ASSET VALUE, BEGINNING OF PERIOD......     $10.17              $10.00
                                               ------              ------
Investment Activities
 Net investment income....................       0.34                0.53
 Net realized and unrealized gains (loss-
  es) from investments....................       0.06                0.17
                                               ------              ------
  Total from Investment Activities........       0.40                0.70
                                               ------              ------
Distributions
 Net investment income....................      (0.33)              (0.53)
 Net realized gains.......................      (0.03)                 --
                                               ------              ------
  Total Distributions.....................      (0.36)              (0.53)
                                               ------              ------
NET ASSET VALUE, END OF PERIOD............     $10.21              $10.17
                                               ======              ======
Total Return..............................       3.99 %(b)           7.20 %(b)
RATIOS/SUPPLEMENTARY DATA:
 Net Assets at the end of period (000)....     $5,646              $   27
 Ratio of expenses to average net assets..       0.67 %(c)           0.24 %(c)
 Ratio of net investment income to average
  net assets..............................       6.05 %(c)           7.09 %(c)
 Ratio of expenses to average net assets*.       1.05 %(c)           0.95 %(c)
 Ratio of net investment income to average
  net assets*.............................       5.67 %(c)           6.38 %(c)
 Portfolio turnover**.....................      21.12 %             46.16 %

------
* During the period, certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated.
** Portfolio turnover is calculated on the basis of the fund as a whole without distinguishing between the classes of shares issued.
(a) Period from commencement of operations.
(b) Not annualized.
(c) Annualized.

                       See notes to financial statements

           [GRAPHICS OF CLOCK AND DOLLAR BILL APPEAR AS BACKGROUND]



                                                              INVESTMENT ADVISER
                                                Mississippi Valley Advisors Inc.
                                                           One Mercantile Center
                                                    Seventh & Washington Streets
                                                       St. Louis, Missouri 63101

                                                                     DISTRIBUTOR
                                                             BISYS Fund Services
                                                               3435 Stelzer Road
                                                       Columbus, Ohio 43219-3035

                                                                   LEGAL COUNSEL
                                                          Drinker Biddle & Reath
                                             Philadelphia National Bank Building
                                                            1345 Chestnut Street
                                           Philadelphia, Pennsylvania 19107-3496

                                                                        AUDITORS
                                                           KPMG Peat Marwick LLP
                                                            Two Nationwide Plaza
                                                            Columbus, Ohio 43215

                                                                  TRANSFER AGENT
                                                  BISYS Fund Services Ohio, Inc.
                                                               3435 Stelzer Road
                                                       Columbus, Ohio 43219-3035

This report is submitted for the general information of the shareholders of The ARCH Funds, Inc. It is not authorized for distribution to prospective investors unless accompanied or preceded by effective prospectuses for the Funds, which contain information concerning the Fund's investment policies and expenses as well as other pertinent information.


                                -----------------
                                    BULK RATE
                                  U.S. POSTAGE
                                      PAID
                                  LANCASTER, PA
                                   PERMIT 1793
                                -----------------
7/98